UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03091

Name of Fund: BlackRock Series Fund, Inc.

BlackRock Advantage Large Cap Core Portfolio (Formerly BlackRock Large Cap Core Portfolio)

BlackRock Balanced Capital Portfolio

BlackRock Capital Appreciation Portfolio

BlackRock Global Allocation Portfolio

BlackRock Government Money Market Portfolio

BlackRock High Yield Portfolio

BlackRock Total Return Portfolio

BlackRock U.S. Government Bond Portfolio

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service:  John M. Perlowski, Chief Executive Officer, BlackRock Series Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2017

Date of reporting period: 06/30/2017

Item 1 – Report to Stockholders

JUNE 30, 2017

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

   BlackRock Series Fund, Inc.

▶   BlackRock Advantage Large Cap Core Portfolio

▶   BlackRock Balanced Capital Portfolio

▶   BlackRock Capital Appreciation Portfolio

▶   BlackRock Global Allocation Portfolio

▶   BlackRock Government Money Market Portfolio

▶   BlackRock High Yield Portfolio

▶   BlackRock Total Return Portfolio

▶   BlackRock U.S. Government Bond Portfolio

Not FDIC Insured ◾ May Lose Value ◾ No Bank Guarantee

2	BLACKROCK SERIES FUND, INC.	JUNE 30, 2017

The Markets in Review

Dear Shareholder,

In the 12 months ended June 30, 2017, risk assets, such as stocks and high-yield bonds, delivered strong performance. These markets showed great resilience during a period with big surprises, including the aftermath of the U.K.’s vote to leave the European Union and the outcome of the U.S. presidential election, which brought only brief spikes in equity market volatility. However, interest rates rose, which worked against high-quality assets with more interest rate sensitivity. Aside from the shortest-term Treasury bills, most U.S. Treasuries posted negative returns, as rising energy prices, modest wage increases and steady job growth led to expectations of higher inflation and anticipation of interest rate increases by the U.S. Federal Reserve (the “Fed”).

The global reflationary theme — rising nominal growth, wages and inflation — was the dominant driver of asset returns during the period, outweighing significant political upheavals and economic uncertainty. Reflationary expectations accelerated after the U.S. election in November 2016 and continued into the beginning of 2017, stoked by expectations that the new administration’s policies would provide an extra boost to U.S. growth.

The Fed has responded to these positive developments by increasing interest rates three times in the last six months, setting expectations for additional interest rate increases and moving toward normalizing monetary policy. For its part, the European Central Bank also began to signal its intent to wind down asset purchases and begin the long move toward policy normalization, contingent upon further improvement in economic growth.

In recent months, growing skepticism about the near-term likelihood of significant U.S. tax reform and infrastructure spending has tempered enthusiasm around the reflation trade. Similarly, renewed concern about oversupply has weighed on energy prices. Nonetheless, financial markets — and to an extent the Fed — have adopted a “wait-and-see” approach to the economic data and potential fiscal stimulus. Although uncertainty has persisted, benign credit conditions, modest inflation and the outlook for economic growth have kept markets relatively tranquil.

In the fifth edition of our Global Investor Pulse Survey, we heard from 28,000 individuals across 18 countries, including more than 4,000 respondents from the United States. While retirement remains the single most important issue for American investors, only a third of respondents feel confident that they will have enough retirement income, and nearly 40% of respondents have yet to begin saving for retirement. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2017
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	9.34%	17.90%
U.S. small cap equities (Russell 2000® Index)	4.99	24.60
International equities (MSCI Europe, Australasia, Far East Index)	13.81	20.27
Emerging market equities (MSCI Emerging Markets Index)	18.43	23.75
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.31	0.49
U.S. Treasury securities (BofA Merrill Lynch 10- Year U.S. Treasury Index)	2.08	(5.58)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.27	(0.31)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.26	(0.28)
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	4.92	12.69

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of June 30, 2017	BlackRock Advantage Large Cap Core Portfolio

Investment Objective

BlackRock Advantage Large Cap Core Portfolio’s (the “Fund”) investment objective is to seek long-term capital appreciation.

On March 27, 2017, the Fund’s Board approved a proposal to change the name of BlackRock Large Cap Core Portfolio to BlackRock Advantage Large Cap Core Portfolio. The Board also approved certain changes to the Fund’s investment objective and investment strategies. These changes were effective on June 12, 2017.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2017, the Fund outperformed its benchmark, the Russell 1000® Index.

What factors influenced performance?

•

In sector terms, information technology (“IT”) was the prime contributor to relative performance due to strength among semiconductor and software holdings. Consumer discretionary also aided results, in particular media, household durables and hotels, restaurants & leisure. Selection in materials and underweight exposure to telecommunication services benefited as well. The main detractors from performance were health care and financials. Pharmaceutical and biotechnology weakness weighed in health care, while banks and capital markets were a drag in financials.

•

On a stock-specific basis, IT holdings Lam Research Corp. and Activision Blizzard Inc. were the top individual contributors. Lam performed very well on the back of strong execution and growing demand for its products, driven by the build-out of 3D NAND capacity, for which the company is a key supplier. The valuation remained reasonable, reflecting ongoing concerns that this may be the peak of the cycle, resulting in strong stock performance while the fundamentals continued to improve. Activision outperformed amid consistently strong earnings results, allaying investor worries earlier in the period about weak Call of Duty sales. Investor excitement continued to grow around the company’s new content like Overwatch and Destiny 2, and the secular shifts in the industry such as the movement to digital monetization and eSports.

•

Cruise operator Carnival Corp. also added value. Carnival outperformed early in the period after a report from competitor Royal Caribbean confirmed strengthening demand in both the Caribbean and Mediterranean markets. Later, the company delivered strong earnings results, which indicated ongoing favorable supply/demand dynamics in all of the developed cruise markets, leading to continued improvement in pricing power. Elsewhere, an underweight to poor-performing Exxon Mobil Corp. proved advantageous.

•

Conversely, financial holdings JPMorgan Chase & Co. and Goldman Sachs Group Inc. detracted from relative results. JPMorgan underperformed as the yield curve flattened and optimism around the Trump administration’s pro-growth policy initiatives weakened, reflecting the current uncertain environment in Washington DC. Goldman underperformed after the company reported an uncharacteristically weak quarter reflecting poor performance in its core FICC (fixed income, currencies and commodities) trading business.

•	Underweights to Amazon.com Inc. and Facebook Inc., two of the so-called “FANG” stocks, also weighed as both posted gains of more than 25% for the first half of the year.

Describe recent portfolio activity.

•

During the six-month period, the Fund’s exposure to the industrials and real estate sectors materially increased, particularly within machinery, industrial conglomerates and equity real estate investment trusts. Exposure to utilities increased as well. The largest reductions were in IT and financials, largely with respect to communications equipment and banks. Energy exposure also declined.

Describe portfolio positioning at period end.

•

Relative to the Russell 1000® Index, the Fund ended the period with its largest sector overweight in consumer discretionary, followed by materials and industrials. The most notable underweights were financials, energy and consumer staples. That said, the Fund remained diversified across stock selection insights.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK SERIES FUND, INC.	JUNE 30, 2017

BlackRock Advantage Large Cap Core Portfolio

Portfolio Information

Sector Allocation	Percent of Net Assets
Information Technology	22%
Health Care	14
Financials	14
Consumer Discretionary	13
Industrials	11
Consumer Staples	8
Energy	5
Materials	4
Real Estate	3
Utilities	3
Telecommunication Services	2
Short-Term Securities	8
Liabilities in Excess of Other Assets	(7)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub classifications for reporting ease.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2017	5

BlackRock Advantage Large Cap Core Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in large cap equity securities and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Large Cap Core Portfolio.

[2]

The index measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 92% of the total market capitalization of the Russell 3000® Index.

Performance Summary for the Period Ended June 30, 2017

		Average Annual Total Returns[1,3]
	6-Month Total Returns[1,3]	1 Year	5 Years	10 Years
BlackRock Advantage Large Cap Core Portfolio	9.54%	23.67%	14.45%	6.22%
Russell 1000® Index	9.27	18.03	14.67	7.29

[3]

Cumulative and average annual total returns are based on changes in net asset value for the periods shown and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical[5]
	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period[4]	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period[4]	Annualized Expense Ratio
BlackRock Advantage Large Cap Core Portfolio	$1,000.00	$1,095.40	$2.60	$1,000.00	$1,022.32	$2.51	0.50%

[4]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[5]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 22 for further information on how expenses were calculated.

6	BLACKROCK SERIES FUND, INC.	JUNE 30, 2017

Fund Summary as of June 30, 2017	BlackRock Balanced Capital Portfolio

Investment Objective

BlackRock Balanced Capital Portfolio’s (the “Fund”) investment objective is to seek high total investment return.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended June 30, 2017, the Fund returned 6.94%, outperforming its blended benchmark (60% Russell 1000® Index/40% Bloomberg Barclays U.S. Aggregate Bond Index), which returned 6.44% for the period. The Russell 1000® Index advanced 9.27%, while the Bloomberg Barclays U.S. Aggregate Bond Index returned 2.27%.

What factors influenced performance?

•

Within equities, exposure to international developed markets contributed as both European and Japanese stocks posted solid gains. In terms of sector positioning within U.S. equities, an allocation to information technology was a significant positive contributor. Currency views provided an additional tailwind to returns, as a more upbeat tone to communication from the European Central Bank pushed the euro higher against the U.S. dollar. In terms of fixed income holdings, high-yield corporate and nonagency mortgage-backed securities supported returns, while an overweight to emerging markets debt was also additive given weakness in the U.S. dollar.

•

From a broad asset allocation perspective, an underweight to U.S. equities weighed on performance as the combination of strong economic activity and loose financial conditions supported domestic stocks. Within U.S. equities, exposure to financials detracted from performance as a waning in investor optimism around reflation and lower U.S. bond yields led the sector to underperform. Within fixed income, the Fund’s stance with respect to duration (and corresponding interest rate sensitivity) and curve positioning weighed on returns.

Describe recent portfolio activity.

•

The Fund began 2017 with a preference for equities relative to fixed income, and retained this positioning throughout the period given ongoing strength in the global growth backdrop, with notable improvement in Europe and Japan. Given these trends, the Fund entered 2017 with an active tilt to international developed stocks relative to domestic stocks. This was based on continued signs that the Federal Reserve System was set to continue to raise policy rates, while activity in Europe and Japan remained solid in the context of persistently loose monetary policy. In terms of currency positioning, the Fund held an overweight position in the euro relative to the U.S. dollar given a view that the market’s pricing of monetary policy divergence had become too stretched. The Fund took profits and reduced the magnitude of this position toward the end of the period.

•	At period end, the Fund’s cash position was slightly above 5%. The Fund’s cash position did not have a material impact on results for the six-month period.

Describe portfolio positioning at period end.

•

Relative to the blended benchmark, the Fund ended the period overweight in equities relative to fixed income. The Fund held out-of-benchmark exposure to international equities, with a tilt toward Japan. Relative to the Russell 1000® Index, the Fund’s U.S. equity allocation was overweight in the consumer discretionary and industrial sectors, and was underweight in the real estate and energy sectors. The Fund held a slightly underweight position in fixed income along with a modest overweight position in the euro against the U.S. dollar.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Total Investments[1]
Common Stocks	59%
U.S. Government Sponsored Agency Securities	14
Corporate Bonds	9
U.S. Treasury Obligations	5
Asset-Backed Securities	4
Investment Companies	4
Non-Agency Mortgage-Backed Securities	2
Taxable Municipal Bonds	2
Foreign Government Obligations	1
Other[2]	—

[1]	Total Investments exclude short-term securities, options purchased, borrowed bonds, options written and TBA sale commitments.

[2]	Includes foreign agency obligations, other interests and preferred securities, all of which are less than 1%.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2017	7

BlackRock Balanced Capital Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. The Fund invests in U.S. and foreign equity and fixed income securities of any maturity.

[2]	The Fund compares its performance to that of a customized weighted index comprised of the returns of the Russell 1000® Index (60%) and Bloomberg Barclays U.S. Aggregate Bond Index (40%).

[3]

The index measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 92% of the total market capitalization of the Russell 3000® Index.

[4]

A widely recognized unmanaged market-weighted index comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

Performance Summary for the Period Ended June 30, 2017

		Average Annual Total Returns[5]
	6-Month Total Returns[5]	1 Year	5 Years	10 Years
BlackRock Balanced Capital Portfolio	6.94%	14.54%	10.48%	5.50%
60% Russell 1000® Index/40% Bloomberg Barclays U.S. Aggregate Bond Index	6.44	10.41	9.66	6.48
Russell 1000® Index	9.27	18.03	14.67	7.29
Bloomberg Barclays U.S. Aggregate Bond Index	2.27	(0.31)	2.21	4.48

[5]

Cumulative and average annual total returns are based on changes in net asset value for the periods shown and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical[8]
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period[6]	Expenses Paid During the Period[7]	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period[6]	Ending Account Value June 30, 2017	Expenses Paid During the Period[7]
BlackRock Balanced Capital Portfolio	$1,000.00	$1,069.40	$2.62	$2.51	$1,000.00	$1,022.27	$2.56	$1,022.36	$2.46

[6]	Expenses are equal to the annualized expense ratio (0.51%), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[7]	Expenses are equal to the annualized expense ratio (0.49%), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 22 for further information on how expenses were calculated.

8	BLACKROCK SERIES FUND, INC.	JUNE 30, 2017

Fund Summary as of June 30, 2017	BlackRock Capital Appreciation Portfolio

Investment Objective

BlackRock Capital Appreciation Portfolio’s (the “Fund”) investment objective is to seek long term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended June 30, 2017, the Fund returned 17.61%, outperforming its benchmark, the Russell 1000® Growth Index, which returned 13.99%, and the broad-market S&P 500® Index, which returned 9.34%. The following discussion of relative performance pertains to the Russell 1000® Growth Index.

What factors influenced performance?

•

In sector terms, information technology (“IT”) was the largest contributor to relative performance, led by internet software & services holdings. The consumer sectors also aided results. Internet & direct marketing retail names, positioning within specialty retail and lack of exposure to media companies benefited in consumer discretionary, while beverages and an underweight to food & staples retailing added in consumer staples. Conversely, health care was a prime detractor from returns due to weakness in biotechnology. Financials also weighed on performance, in particular bank and diversified financial services holdings.

•

In stock specifics, the top individual contributor was Tencent Holdings Ltd. Tencent continues to outperform as its revenue growth accelerates, proving the investment adviser’s thesis of growing monetization of the company’s dominant WeChat communication platform.

•

Positions in Activision Blizzard Inc. and Amazon.com Inc. also added value. Activision shares gained following strong earnings performance and increased investor confidence in video game secular growth. Amazon outperformed as continued underperformance among traditional retailers focused investors on its share gain opportunities. In addition, the company’s advertising opportunity has come to the fore.

•	The largest individual detractor was Alexion Pharmaceuticals Inc. Early in the period, Alexion underperformed despite reporting fourth-quarter 2016 earn-

ings and 2017 guidance that was in line with expectations. Later, the company disclosed that its regional office in Brazil is being investigated for alleged sales irregularities pertaining to its flagship product Soliris. While Soliris sales in Brazil account for less than 5% of overall revenue, the news heightened investor concerns over the company’s sales practices and management’s control of its operations. The company then also announced the departure of its interim Chief Financial Officer, head of R&D and head of Human Resources. While not entirely surprising, the departures further contributed to negative sentiment.

•

Elsewhere, the position in Acuity Brands Inc. was a drag. The LED-lighting leader underperformed after reporting weaker than expected results in its fiscal 2017 first and second quarters due to an industry slowing in short-cycle business. While management does not expect the business to rebound substantially until 2018, its fiscal third quarter (reported in late June) showed improvement and Acuity beat consensus expectations on both top line and margin. An underweight to Apple Inc. also weighed on returns. Despite first-half strength, the investment adviser maintains its underweight.

Describe recent portfolio activity.

•

Due to a combination of portfolio trading activity and market movement during the six-month period, the portfolio’s weighting in IT substantially increased, particularly within software and internet software & services. Health care and real estate exposures also increased. Exposure to financials and industrials decreased, largely with respect to diversified financial services, banks and airlines. Energy saw declines as well.

Describe portfolio positioning at period end.

•

As of period end, the Fund’s largest sector overweight relative to the Russell 1000® Growth Index was IT, followed by financials and health care. Industrials and consumer staples were the largest portfolio underweights.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2017	9

BlackRock Capital Appreciation Portfolio

Portfolio Information

Sector Allocation	Percent of Net Assets

Information Technology	42%
Consumer Discretionary	20
Health Care	16
Financials	7
Industrials	6
Consumer Staples	4
Materials	2
Real Estate	2
Energy	1
Short-Term Securities	6
Liabilities in Excess of Other Assets	(6)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub classifications for reporting ease.

10	BLACKROCK SERIES FUND, INC.	JUNE 30, 2017

BlackRock Capital Appreciation Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. The Fund invests primarily in a diversified portfolio consisting primarily of common stock of U.S. companies that the investment advisor believes have exhibited above-average growth rates in earnings over the long term.

[2]	This unmanaged index covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

[3]

This unmanaged index measures the performance of the large cap growth segment of the U.S. equity universe and consists of those Russell 1000® securities with higher price-to-book ratios and higher forecasted growth values.

Performance Summary for the Period Ended June 30, 2017

		Average Annual Total Returns[4]
	6-Month Total Returns[4]	1 Year	5 Years	10 Years
BlackRock Capital Appreciation Portfolio	17.61%	23.21%	14.63%	8.15%
S&P 500® Index	9.34	17.90	14.63	7.18
Russell 1000® Growth Index	13.99	20.42	15.30	8.91

[4]

Cumulative and average annual total returns are based on changes in net asset value for the periods shown and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period[5]	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period[5]	Annualized Expense Ratio
BlackRock Capital Appreciation Portfolio	$1,000.00	$1,176.10	$2.81	$1,000.00	$1,022.22	$2.61	0.52%

[5]	Expenses are equal to the annualized net expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 22 for further information on how expenses were calculated.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2017	11

Fund Summary as of June 30, 2017	BlackRock Global Allocation Portfolio

Investment Objective

BlackRock Global Allocation Portfolio’s (the “Fund”) investment objective is to seek high total investment return.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended June 30, 2017, the Fund underperformed both its Reference Benchmark and the broad based all-equity benchmark, the FTSE World Index. The Reference Benchmark is comprised as follows: 36% S&P 500® Index; 24% FTSE World (ex-U.S.) Index; 24% BofA Merrill Lynch Current 5-Year U.S. Treasury Index; and 16% Citigroup Non-US Dollar World Government Bond Index. The Fund invests in both equities and bonds, and therefore, the Reference Benchmark provides a more accurate representation of the Fund’s composition and is a more comparable means for measurement. The following discussion of relative performance pertains to the Reference Benchmark. The following commentary (and referenced allocation percentages) are based on the economic exposures of the Fund, which reflect adjustments for futures, swaps and options (except with respect to fixed income securities), and convertible bonds, and may vary relative to the market value.

What factors influenced performance?

•

Within equities, an overweight to Japan detracted from performance. From a sector perspective, stock selection in financials weighed on returns. An overweight in energy also detracted, although this was partially offset by stock selection within the sector. Stock selection in telecommunication services (“telecom”), materials, and utilities contributed to performance.

•

An underweight to fixed income contributed to performance. Within fixed income, exposure to credit was additive. Exposure to commodities, notably gold related securities, and to cash and cash equivalents detracted from performance. Finally, currency management negatively impacted returns, principally due to an overweight to the U.S. dollar.

•

The Fund uses derivatives, which may include options, futures, swaps and forward contracts both to seek to enhance returns of the Fund and to hedge (or protect) against adverse movements in currency exchange rates, interest rates and movements in the securities markets.

Describe recent portfolio activity.

•

During the six-month period, the Fund’s overall equity allocation decreased from 57% to 55% of net assets. Within equities, the Fund reduced exposure to the United States and Japan. From a sector perspective, the Fund increased exposure to energy, utilities, telecom, materials, and consumer discretionary, and decreased exposure to financials, information technology (“IT”), consumer staples, health care and industrials.

•	The Fund’s overall allocation to fixed income increased from 26% to 32% of net assets. Within fixed income, the Fund increased exposure to government and corporate bonds.

•	The Fund’s exposure to commodity-related securities increased from 3% to 4% of net assets.

•

Reflecting the above changes, the Fund’s cash and cash equivalent holdings decreased from 14% to 9% of net assets. During the six-month period, the Fund’s cash position helped mitigate portfolio volatility and served as a source of funds for new investments.

Describe portfolio positioning at period end.

•

Relative to its Reference Benchmark, the Fund was underweight equities and fixed income, and overweight commodity-related securities and cash and cash equivalents. Within equities, the Fund was overweight Japan and Europe, and underweight the United States. Within Europe, the Fund was overweight France and the Netherlands, and underweight Switzerland. From a sector perspective, the Fund was overweight energy, consumer discretionary, telecom and utilities, and underweight financials, consumer staples, IT, health care, real estate and industrials. Within fixed income, the Fund was underweight developed market government bonds, and overweight corporate debt. With respect to currency exposure, the Fund was overweight the U.S. dollar and Indian rupee, and underweight the Canadian dollar, Japanese yen, Swiss franc and Australian dollar.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overall Asset Exposure

	Percent of Fund’s Net Assets[1]		Reference Benchmark[2]
Portfolio Composition	6/30/17	12/31/16	Percentage
U.S. Equities	26%	28%	35%
European Equities	15	14	13
Asia Pacific Equities	13	14	9
Other Equities	1	1	3
Total Equities	55	57	60
U.S. Dollar Denominated Fixed Income Securities	22	17	24
U.S. Issuers	19	13	—
Non-U.S. Issuers	3	4	—
Non-U.S. Dollar Denominated Fixed Income Securities	10	9	16
Total Fixed Income Securities	32	26	40
Commodity-Related Securities	4	3	—
Cash & Short-Term Securities	9	14	—
[1]	Exposure based on market value and adjusted for the economic value of futures, swaps and options (except with respect to fixed income securities), and convertible bonds.

[2]

The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% of the S&P 500 Index® ; 24% FTSE World (ex-U.S.) Index; 24% BofA Merrill Lynch Current 5-Year U.S. Treasury Index; and 16% Citigroup Non-U.S. Dollar World Government Bond Index. Descriptions of these indexes are found on page 13 of this report to share-holders in the “Performance Summary” section.

12	BLACKROCK SERIES FUND, INC.	JUNE 30, 2017

BlackRock Global Allocation Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.

[2]

The Fund invests in a portfolio of U.S. and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time with respect to types of securities and markets in response to changing markets and economic trends.

[3]	This unmanaged capitalization-weighted index is comprised of 2,539 equities from 35 countries in 4 regions, including the United States.

[4]

The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% S&P 500® Index; 24% FTSE World (ex-U.S.) Index; 24% BofA Merrill Lynch Current 5-Year U.S. Treasury Index; and 16% Citigroup Non-U.S. Dollar World Government Bond Index.

Performance Summary for the Period Ended June 30, 2017

		Average Annual Total Returns[5]
	6-Month Total Returns[5]	1 Year	5 Years	10 Years
BlackRock Global Allocation Portfolio	7.81%	12.07%	6.95%	5.05%
FTSE World Index	11.60	19.40	11.48	4.45
Reference Benchmark	7.91	9.61	7.33	4.95
U.S. Stocks: S&P 500® Index[6]	9.34	17.90	14.63	7.18
Non-U.S. Stocks: FTSE World (ex-U.S.) Index[7]	14.11	20.86	8.14	1.74
U.S. Bonds: BofA Merrill Lynch Current 5-Year U.S. Treasury Index[8]	1.18	(2.52)	0.90	4.18
Non-U.S. Bonds: Citigroup Non-U.S. Dollar World Government Bond Index[9]	5.91	(5.01)	(0.80)	3.21

[5]

Cumulative and average annual total returns are based on changes in net asset value for the periods shown and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[6]	This unmanaged index covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

[7]	An unmanaged capitalization-weighted index comprised of over 1,927 equities from 34 countries, excluding the United States.

[8]	This unmanaged index is designed to track the total return of the current coupon five-year U.S. Treasury bond.

[9]	This unmanaged market capitalization-weighted index tracks 22 government bond indexes, excluding the United States.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical[12]
			Including Dividend Expense	Excluding Dividend Expense		Including Dividend Expense		Excluding Dividend Expenses
	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period[10]	Expenses Paid During the Period[11]	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period[10]	Ending Account Value June 30, 2017	Expense Paid During the Period[11]
BlackRock Global Allocation Portfolio	$1,000.00	$1,078.10	$3.09	$2.94	$1,000.00	$1,021.82	$3.01	$1,021.97	$2.86

[10]	Expenses are equal to the annualized expense ratio (0.60%), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[11]	Expenses are equal to the annualized expense ratio (0.57%), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[12]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 22 for further information on how expenses were calculated.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2017	13

Fund Summary as of June 30, 2017	BlackRock Government Money Market Portfolio

For the Six-Month Period Ended June 30, 2017

On the heels of a 0.25% rate hike at end of 2016, remarks from members of the Federal Open Market Committee (“FOMC”) during the first quarter of 2017 generally indicated an openness to the further removal of monetary accommodation. Indeed, after clearly telegraphing its intentions in the weeks immediately preceding the March 15, 2017 meeting, the FOMC delivered a 0.25% increase in the federal funds target range to 0.75% — 1.00%. The strength of the U.S. labor market and continued progress toward the FOMC’s inflation target of 2% were cited as factors contributing to the decision to continue along the path toward the normalization of interest rates. Specifically, the FOMC’s preferred measure of inflation — the core PCE index — increased 1.8% on an annual basis in February, while broader measures of inflation came in above 2% during the quarter.

More recently, while there has been moderate weakness in inflation, the FOMC stated that it believes this to be transitory and delivered a third consecutive quarterly 0.25% interest rate increase at the June 14, 2017 FOMC meeting. During this meeting, the FOMC also gave an update on its balance sheet normalization strategy, confirming that it would likely kick off “this year.” The amounts of Treasury and agency mortgage-backed securities that will not be reinvested will be relatively small at the outset. Similarly, the pace at which such securities will “roll off” of the balance sheet willbe measured. While the FOMC appears committed to interest rate and balance sheet normalization, market participants appear less convinced about the outlook set forth by policy makers. Specifically, futures contracts for federal funds are priced in for less than two 0.25% rate hikes by the end of 2018, as compared with four increases stated in the FOMC’s Summary of Economic Projections.

During the first half of 2017, the credit curve inside of a year remained extremely tight with issuers being reluctant to increase issuance and demand in the short term credit markets continuing to exceed supply. Floating rate note issuance remained strong as demand has outpaced supply with investors preferring floating rate notes over fixed rate investments with the FOMC continuing to tighten monetary policy. The gradual removal of monetary accommodation translated into higher yields for taxable and municipal money market funds during the second quarter. On an average net yield basis, institutional prime money market funds are out-yielding institutional government money market funds by 28 basis points (0.28%) according to iMoneyNet as of June month-end.

We anticipate an additional 0.25% interest rate hike during the balance of 2017, along with the initiation of balance sheet “tapering;” however, the sequencing of such events is unclear. In our view, the path for interest rate hikes remains subject to inflation moving toward the FOMC’s 2% target later this year and financial conditions remaining accommodative. We also believe that the gradual pace of balance sheet normalization activity as laid out by the FOMC will not be disruptive to markets.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

14	BLACKROCK SERIES FUND, INC.	JUNE 30, 2017

BlackRock Government Money Market Portfolio

Investment Objective

BlackRock Government Money Market Portfolio’s (the “Fund”) investment objective is to seek to preserve capital, to maintain liquidity and achieve the highest possible current income consistent with the foregoing.

Current-Seven-Day Yields

	7-Day SEC Yields	7-Day Yields
BlackRock Government Money Market Portfolio	0.52%	0.52%

The 7-Day SEC Yield may differ from the 7-Day Yield shown above due to the fact that the 7-Day SEC Yield excludes distributed capital gains. Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Portfolio Composition

Percent of Net Assets
U.S. Government Sponsored Agency Obligations	55%
Repurchase Agreements	40
U.S. Treasury Obligations	6
Liabilities in Excess of Other Assets	(1)

Total	100%

Expense Example

	Actual			Hypothetical[2]
	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period[1]	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period[1]	Annualized Expense Ratio
BlackRock Government Money Market Portfolio	$1,000.00	$1,001.30	$2.48	$1,000.00	$1,022.32	$2.51	0.50%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 22 for further information on how expenses were calculated.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2017	15

Fund Summary as of June 30, 2017	BlackRock High Yield Portfolio

Investment Objective

BlackRock High Yield Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2017, the Fund underperformed its benchmark, the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index.

What factors influenced performance?

•

High yield bonds delivered a strong gain in the first half of the year, as an improvement in global growth supported credit conditions and boosted investor sentiment. The Fund, while producing a positive return, finished short of its benchmark. Security selection in the electric utilities sector, where the Fund was hurt by being underweight in Dynegy, Inc., was the largest detractor from performance. Selection in retail, where the Fund was overweight in Rite Aid Corp., also detracted, as did an underweight in the outperforming home construction sector. The largest contributions came from security selection in the gaming, technology and wireless sectors, led by overweight positions in Amaya, Inc., BMC Software, Inc. and Sprint Corp., respectively.

Describe recent portfolio activity.

•	The Fund increased its exposure to the technology and cable & satellite sectors. In technology, the investment adviser was particularly focused on software companies.

•

The Fund reduced exposure to the independent energy, midstream energy and retail sectors. Although the Fund began the year with an overweight position in energy, it moved to an underweight by the end of the first quarter. The Fund remained underweight at the close of the period, particularly within the oil field services subsector, but it retained positions in certain higher-quality issuers. The investment adviser believes the oil field services group will continue to face pressure with oil prices in their current range, given that companies in the industry generally have higher break-even levels than those in the independent energy and midstream categories.

Describe portfolio positioning at period end.

•

The Fund’s general investment themes and core positions reflected the investment adviser’s views regarding issuer cash flows, firm or industry catalysts, and idiosyncratic factors. The portfolio’s leading issuer overweights included Next Luxembourg SCSp, Freeport-McMoran, Inc. and iHeartCommunications, Inc.

•

Relative to the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index, the Fund was underweight in BB rated credits (which are more interest-rate sensitive), overweight in single B issuers and moderately overweight in bonds rated CCC and below. The Fund remained underweight in the distressed part of the spectrum, focusing instead on select CCC-rated issues with improving credit positions and/or attractive yields.

•

In addition to bonds, the investment adviser sought opportunities in equity and equity-like instruments, such as preferred stocks and convertible bonds, to enhance the Fund’s total return profile. The Fund implements a strategy to mitigate risk on a tactical basis when market conditions warrant.

•

The Fund maintained a strategic allocation to bank loans, which have little duration risk and, as senior secured instruments, help offset the portfolio’s underweight in BB-rated bonds. (Duration is a measure of interest rate sensitivity.) The Fund had a slightly short duration relative to the benchmark, but this is not a core aspect of its strategy.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Credit Quality Allocations[1]	Percent of Total Investments[2]
BBB/Baa	6%
BB/Ba	35
B	44
CCC/Caa	11
N/R	4

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]	Total Investments exclude short-term securities, options purchased and options written.

16	BLACKROCK SERIES FUND, INC.	JUNE 30, 2017

BlackRock High Yield Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. The Fund invests primarily in non-investment grade bonds with maturities of ten years or less. The Fund’s total returns prior to October 1, 2011, are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock High Income Portfolio.”

[2]

This unmanaged index is comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

Performance Summary for the Period Ended June 30, 2017

				Average Annual Total Returns[1,4]
	Standardized 30-Day Yield[3]	Unsubsidized 30-Day Yield[3]	6-Month Total Returns[4]	1 Year	5 Years	10 Years
BlackRock High Yield Portfolio	5.37%	4.86%	4.86%	12.32%	6.82%	6.77%
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index	—	—	4.92	12.69	6.90	7.76

[3]	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

[4]

Cumulative and average annual total returns are based on changes in net asset value for the periods shown and assume reinvestment of all distributions at net asset value on the ex-dividend/payable date. Insurance-related fees and expenses are not reflected in these returns.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example
	Actual			Hypothetical[7]
	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period[6]	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period[6]	Annualized Expense Ratio
BlackRock High Yield Portfolio	$1,000.00	$1,048.60	$2.54	$1,000.00	$1,022.32	$2.51	0.50%

[6]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 22 for further information on how expenses were calculated.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2017	17

Fund Summary as of June 30, 2017	BlackRock Total Return Portfolio

Investment Objective

BlackRock Total Return Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2017, the Fund returned 2.71%, outperforming its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 2.27%.

What factors influenced performance?

•

Positive contributions to performance for the period came from allocations to U.S. securitized assets including non-agency mortgage-backed securities (“MBS”), and collateralized loan obligations (“CLOs”). Security selection within commercial mortgage-backed securities (“CMBS”) also aided performance. Out-of-benchmark exposure to emerging market bonds, high yield corporates, and municipal bonds contributed positively as well.

•	The Fund’s U.S. absolute return and macro strategies modestly detracted from performance relative to the benchmark.

Describe recent portfolio activity.

•

The Fund began 2017 positioned to benefit from reflation driven by firming global growth, with an underweight stance with respect to duration (and corresponding interest rate sensitivity) and an emphasis on carry-oriented (income) opportunities to be found lower in the capital structure. Within these overall themes, the Fund held an allocation to high yield credit and overweight exposure to securitized assets including

CMBS, asset-backed securities, CLO’s and non-agency MBS, as well as emerging markets. In addition, the Fund maintained exposure to Treasury inflation-protected securities to capture any benefit from rising market expectations for inflation.

•

During the second quarter of 2017, the Fund reduced its duration underweight as volatility remained low, global growth started to plateau following a strong recovery, and inflation expectations declined. This shift was designed to increase the Fund’s income generation given the lack of any catalyst for rate volatility to increase substantially, and made with the view that the market should favor strategies designed to generate income given the large demand for fixed income assets and low supply.

Describe portfolio positioning at period end.

•

The Fund ended the period positioned with a less-pronounced underweight stance with respect to duration, as softening domestic economic activity and inflation data alongside strong fixed income demand kept rates subdued. Rich valuations in credit sectors led to the Fund to favor idiosyncratic stories within investment grade and high yield corporate bonds rather than broad exposure to those segments. The Fund ended the period with an increased overweight in emerging markets based on the view that synchronized developed market growth bodes well for the sector. Finally, the Fund continued to favor securitized assets for yield, as a strong technical backdrop should support segments such as nonagency MBS and CLOs.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Total Investments[1]
U.S. Government Sponsored Agency Securities	36%
Corporate Bonds	23
U.S. Treasury Obligations	16
Asset-Backed Securities	9
Non-Agency Mortgage-Backed Securities	5
Taxable Municipal Bonds	5
Foreign Government Obligations	4
Investment Companies	1
Floating Rate Loan Interests	1
Other[2]	—

[1]	Total Investments exclude short-term securities, options purchased, borrowed bonds, options written and TBA sale commitments.

[2]	Includes foreign agency obligations, other interests and preferred securities, all of which are less than 1%.

Credit Quality Allocation[3]	Percent of Total Investments[4]
AAA/Aaa[5]	59%
AA/Aa	5
A	10
BBB/Baa	15
BB/Ba	2
B	1
CCC/Caa	1
N/R	7

[3]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service (“Moody’s”). These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[4]	Total Investments exclude short-term securities, options purchased, borrowed bonds, options written and TBA sale commitments.

[5]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment advisor has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

18	BLACKROCK SERIES FUND, INC.	JUNE 30, 2017

BlackRock Total Return Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. The Fund, under normal circumstances, will invest at least 80%, and typically invests 90% or more, of its assets in fixed-income securities such as corporate bonds and notes, mortgage-backed securities, asset-backed securities, convertible securities, preferred securities and government obligations.

[2]

A widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

Performance Summary for the Period Ended June 30, 2017

				Average Annual Total Returns[4]
	Standardized 30-Day Yield[3]	Unsubsidized 30-Day Yield[3]	6-Month Total Returns[4]	1 Year	5 Years	10 Years
BlackRock Total Return Portfolio	2.64%	2.13%	2.71%	0.63%	3.12%	4.44%
Bloomberg Barclays U.S. Aggregate Bond Index	—	—	2.27	(0.31)	2.21	4.48

[3]	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

[4]

Cumulative and average annual total returns are based on changes in net asset value for the periods shown and assume reinvestment of all distributions at net asset value on the ex-dividend/payable date. Insurance-related fees and expenses are not reflected in these returns.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example
	Actual				Hypothetical[7]
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period[5]	Expenses Paid During the Period[6]	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period[5]	Ending Account Value June 30, 2017	Expenses Paid During the Period[6]
BlackRock Total Return Portfolio	$1,000.00	$1,027.10	$2.86	$2.51	$1,000.00	$1,021.97	$2.86	$1,022.32	$2.51

[5]	Expenses are equal to the annualized expense ratio (0.57%), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[6]	Expenses are equal to the annualized expense ratio (0.50%), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 22 for further information on how expenses were calculated.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2017	19

Fund Summary as of June 30, 2017	BlackRock U.S. Government Bond Portfolio

Investment Objective

BlackRock U.S. Government Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2017, the Fund returned 1.46%, underperforming its benchmark, the Bloomberg Barclays U.S. Government/Mortgage Index, which returned 1.64%.

What factors influenced performance?

•

The most significant detractor from relative performance was the Fund’s stance with respect to U.S. interest rates. This included the Fund’s stance with respect to duration and corresponding interest rate sensitivity, as well as the Fund’s positioning along the Treasury yield curve. An underweight to U.S. agency securities constrained performance, as did positioning with respect to global interest rates and currency exposures.

•

The principal positive contributors to performance were allocation-based strategies within securitized assets such as commercial mortgage-backed securities (“CMBS”) and collateralized loan obligations. These segments benefited as the global search for yield and limited supply created a favorable technical backdrop and the fundamentals around the U.S. consumer, housing and commercial real estate continued to strengthen. Overweight positioning with respect to both 15-year and 30-year agency residential mortgage-backed securities (“MBS”) also added value. Allocations to high-quality, longer-

duration agency collateralized mortgage obligations contributed to performance as well. Finally, the Fund’s allocation to Treasury inflation-protected securities added to performance.

Describe recent portfolio activity.

•	During the six-month period, the Fund increased its exposure to U.S. Treasuries, while paring back holdings of agency MBS. The Fund also slightly reduced exposure to CMBS.

Describe portfolio positioning at period end.

•

The Fund closed the period with underweight exposure to U.S. duration, on the view that yields will continue to rise in the context of strong domestic economic growth and the Federal Reserve System hiking cycle. This thesis was also expressed through a long position in Treasury inflation protected securities. Outside of the U.S., the Fund held short positions in German interest rates and U.K. inflation forward contracts. The Fund maintained exposure to the agency MBS sector and continues to be positioned modestly overweight agency mortgages versus the benchmark. Overall, the Fund was positioned with the expectation that the Federal Reserve System’s announced plan for trimming its balance sheet would not give rise to any sort of worst-case scenario for the agency MBS market.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Total Investments[1]
U.S. Government Sponsored Agency Securities	56%
U.S. Treasury Obligations	38
Asset-Backed Securities	3
Non-Agency Mortgage-Backed Securities	2
Foreign Government Obligations	1
Other[2]	—

[1]	Total Investments exclude short-term securities, options purchased, options written, borrowed bonds and TBA sale commitments.

[2]	Includes corporate bonds, which are less than 1%.

20	BLACKROCK SERIES FUND, INC.	JUNE 30, 2017

BlackRock U.S. Government Bond Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. The Fund, under normal circumstances, will invest at least 80% of its assets in bonds that are issued or guaranteed by the U.S. Government and its agencies. The Fund’s total returns prior to October 1, 2011, are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock Government Income Portfolio.”

[2]	This index measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac.

[3]	This unmanaged index includes the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac that meet certain maturity and liquidity criteria.

Performance Summary for the Period Ended June 30, 2017

				Average Annual Total Returns[1,5]
	Standardized 30-Day Yield[4]	Unsubsidized 30-Day Yield[4]	6-Month Total Returns[5]	1 Year	5 Years	10 Years
BlackRock U.S. Government Bond Portfolio	1.97%	1.57%	1.46%	(1.21)%	1.44%	3.55%
Bloomberg Barclays U.S. Government/Mortgage Index	—	—	1.64	(1.30)	1.59	4.10
Bloomberg Barclays U.S. Mortgage-Backed Securities Index	—	—	1.35	(0.06)	2.00	4.31

[4]	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

[5]

Cumulative and average annual total returns are based on changes in net asset value for the periods shown and assume reinvestment of all distributions at net asset value on the ex-dividend/payable date. Insurance-related fees and expenses are not reflected in these returns.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example
	Actual				Hypothetical[8]
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period[6]	Expenses Paid During the Period[7]	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period[6]	Ending Account Value June 30, 2017	Expenses Paid During the Period[7]
BlackRock U.S. Government Bond Portfolio	$1,000.00	$1,014.60	$2.90	$2.50	$1,000.00	$1,021.92	$2.91	$1,022.32	$2.51

[6]	Expenses are equal to the annualized expense ratio (0.58%), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[7]	Expenses are equal to the annualized expense ratio (0.50%), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 22 for further information on how expenses were calculated.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2017	21

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance returns and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage by entering into reverse repurchase agreements.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Funds’ shareholders, and the value of these portfolio holdings is reflected in the Funds’ per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on each Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by each Fund’s shareholders and may reduce income.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples on previous pages (which are based on a hypothetical investment of $1,000 invested on January 1, 2017 and held through June 30, 2017) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

22	BLACKROCK SERIES FUND, INC.	JUNE 30, 2017

Schedule of Investments June 30, 2017 (Unaudited)	BlackRock Advantage Large Cap Core Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 1.5%
L3 Technologies, Inc.	2,818	$470,831
Raytheon Co.	13,489	2,178,204

		2,649,035
Air Freight & Logistics — 0.2%
XPO Logistics, Inc. (a)	6,658	430,306
Auto Components — 0.2%
Delphi Automotive PLC	3,769	330,353
Automobiles — 0.3%
Thor Industries, Inc.	5,818	608,097
Banks — 5.3%
Bank of America Corp. (b)	154,670	3,752,294
Citigroup, Inc.	4,597	307,447
Citizens Financial Group, Inc.	58,065	2,071,759
JPMorgan Chase & Co.	5,556	507,818
Popular, Inc.	7,512	313,325
SunTrust Banks, Inc.	29,371	1,665,923
Synovus Financial Corp.	15,543	687,622
U.S. Bancorp	1,161	60,279
Western Alliance Bancorp (a)	506	24,895

		9,391,362
Beverages — 1.3%
Coca-Cola European Partners PLC	5,535	225,108
Dr. Pepper Snapple Group, Inc.	21,951	1,999,956

		2,225,064
Biotechnology — 4.8%
Amgen, Inc.	11,337	1,952,571
Biogen, Inc. (a)	7,081	1,921,500
Celgene Corp. (a)	15,048	1,954,284
Gilead Sciences, Inc.	36,719	2,598,971

		8,427,326

Common Stocks	Shares	Value
Building Products — 0.9%
JELD-WEN Holding, Inc. (a)	3,661	$118,836
Masco Corp.	36,961	1,412,280

		1,531,116
Capital Markets — 3.8%
CME Group, Inc.	3,493	437,463
Evercore Partners, Inc., Class A	7,543	531,781
Intercontinental Exchange, Inc.	31,067	2,047,937
Morningstar, Inc.	2,317	181,514
S&P Global, Inc.	14,866	2,170,287
SEI Investments Co.	23,086	1,241,565

		6,610,547
Chemicals — 1.7%
AdvanSix, Inc. (a)	4,088	127,709
Cabot Corp.	18,473	987,012
Eastman Chemical Co.	22,409	1,882,132

		2,996,853
Commercial Services & Supplies — 0.2%
LSC Communications, Inc.	5,851	125,211
R.R. Donnelley & Sons Co.	11,984	150,279

		275,490
Communications Equipment — 0.0%
Cisco Systems, Inc.	1,373	42,975
Consumer Finance — 0.3%
Discover Financial Services	9,807	609,897
Containers & Packaging — 1.4%
Avery Dennison Corp.	8,821	779,512
Packaging Corp. of America	4,463	497,134
Silgan Holdings, Inc.	22,563	717,052
WestRock Co.	7,735	438,265

		2,431,963
Diversified Financial Services — 0.6%
Berkshire Hathaway, Inc., Class B (a)	6,218	1,053,143

Portfolio Abbreviations
ABS	Asset-Backed Security	EUR	Euro	PIK	Payment-in-kind
ADR	American Depositary Receipts	EURIBOR	Euro Interbank Offered Rate	PLN	Polish Zloty
AGC	Assured Guaranty Corporation	FKA	Formerly Known As	PSF	Permanent School Fund
AGM	Assured Guaranty Municipal Corporation	HUF	Hungarian Forint	RB	Revenue Bonds
AKA	Also Known As	GBP	British Pound	RPI	Retail Price Index
AMBAC	AMBAC Assurance Corp.	GO	General Obligation Bonds	RUB	Russian Ruble
AUD	Australian Dollar	IDR	Indonesian Rupiah	S&P	S&P Global Ratings
BRL	Brazilian Real	JPY	Japanese Yen	SEK	Swedish Krona
BZDIOVER	Overnight Brazil CETIP -	KRW	South Korean Won	SGD	Singapore Dollar
	Interbank Rate	LIBOR	London Interbank Offered Rate	SGX	Singapore Exchange Ltd.
CAD	Canadian Dollar	MXIBTIIE	Mexico Interbank TIIE 28 Day	SPDR	S&P Depositary Receipts
CHF	Swiss Franc	MXN	Mexican Peso	TBA	To Be Announced
CLO	Collateralized Loan Obligation	MYR	Malaysian Ringgit	TOPIX	Tokyo Price Index
CLP	Chilean Peso	NOK	Norwegian Krone	TRY	Turkish Lira
COP	Colombian Peso	NVDR	Non-Voting Depository Receipts	TWD	Taiwan New Dollar
CNH	Chinese Yuan Offshore	NZD	New Zealand Dollar	USD	US Dollar
CVA	Certification Van Aandelon	OTC	Over-the-counter	ZAR	South African Rand
	(Dutch Certificate)	PCL	Public Company Limited
ETF	Exchange-Traded Fund

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2017	23

Schedule of Investments (continued)	BlackRock Advantage Large Cap Core Portfolio

Common Stocks	Shares	Value
Diversified Telecommunication Services — 0.3%
Level 3 Communications, Inc. (a)	2,212	$131,172
Verizon Communications, Inc.	3,354	149,790
Zayo Group Holdings, Inc. (a)	5,985	184,937

		465,899
Electric Utilities — 1.8%
Portland General Electric Co.	27,465	1,254,876
Westar Energy, Inc.	37,158	1,970,117

		3,224,993
Electrical Equipment — 1.2%
Rockwell Automation, Inc.	12,908	2,090,580
Electronic Equipment, Instruments & Components — 1.8%
CDW Corp.	4,018	251,246
Dolby Laboratories, Inc., Class A	5,283	258,656
Flex Ltd. (a)	7,965	129,909
FLIR Systems, Inc.	1,578	54,693
TE Connectivity Ltd	6,368	501,034
Tech Data Corp. (a)	9,130	922,130
Zebra Technologies Corp., Class A (a)	10,265	1,031,838

		3,149,506
Equity Real Estate Investment Trusts (REITs) — 3.3%
Brixmor Property Group, Inc.	1,380	24,674
Duke Realty Corp.	8,065	225,417
Gaming and Leisure Properties, Inc.	12,485	470,310
Outfront Media, Inc.	20,139	465,614
Prologis, Inc.	2,885	169,176
Simon Property Group, Inc.	12,175	1,969,428
Ventas, Inc.	29,626	2,058,414
Weingarten Realty Investors	12,556	377,936

		5,760,969
Food & Staples Retailing — 1.9%
Walgreens Boots Alliance, Inc.	11,076	867,362
Wal-Mart Stores, Inc.	33,199	2,512,500

		3,379,862
Food Products — 2.0%
Archer-Daniels-Midland Co.	49,881	2,064,076
Hershey Co.	2,047	219,786
Ingredion, Inc.	4,013	478,390
McCormick & Co, Inc., Non-Voting Shares	856	83,469
Tyson Foods, Inc., Class A	10,437	653,669

		3,499,390
Health Care Equipment & Supplies — 3.0%
Baxter International, Inc.	34,954	2,116,115
IDEXX Laboratories, Inc. (a)	11,418	1,843,094
Masimo Corp. (a)	9,479	864,295
West Pharmaceutical Services, Inc.	5,105	482,525

		5,306,029
Health Care Providers & Services — 2.8%
Aetna, Inc.	652	98,993
AmerisourceBergen Corp.	1,694	160,134
Centene Corp. (a)	6,073	485,111
Express Scripts Holding Co. (a)	4,575	292,068
Humana, Inc.	2,085	501,693
McKesson Corp.	2,369	389,795
UnitedHealth Group, Inc.	16,177	2,999,539

		4,927,333
Health Care Technology — 0.6%
Veeva Systems, Inc., Class A (a)	16,689	1,023,203
Hotels, Restaurants & Leisure — 3.2%
Carnival Corp.	29,428	1,929,594

Common Stocks	Shares	Value
Hotels, Restaurants & Leisure (continued)
Choice Hotels International, Inc.	1,953	$125,480
Extended Stay America, Inc.	42,233	817,631
Hilton Grand Vacations, Inc. (a)	5,245	189,135
McDonald’s Corp.	17,081	2,616,126

		5,677,966
Household Products — 0.5%
Energizer Holdings, Inc.	20,077	964,098
Industrial Conglomerates — 2.6%
3M Co.	13,542	2,819,309
Honeywell International, Inc.	12,982	1,730,371

		4,549,680
Insurance — 4.0%
Aon PLC	1,088	144,650
First American Financial Corp.	9,302	415,706
FNF Group	1,417	63,524
Hartford Financial Services Group, Inc.	2,693	141,571
Lincoln National Corp.	23,040	1,557,043
Marsh & McLennan Cos., Inc.	28,459	2,218,664
Principal Financial Group, Inc.	283	18,132
Prudential Financial, Inc.	20,184	2,182,698
Unum Group	5,886	274,464

		7,016,452
Internet & Direct Marketing Retail — 1.4%
Amazon.com, Inc. (a)	2,438	2,359,984
Priceline Group, Inc. (a)	73	136,548

		2,496,532
Internet Software & Services — 4.7%
Alphabet, Inc., Class A (a)	4,023	3,740,103
Alphabet, Inc., Class C (a)	2,267	2,060,091
Facebook, Inc., Class A (a)	14,006	2,114,626
VeriSign, Inc. (a)	2,492	231,656
Yelp, Inc. (a)	4,389	131,758

		8,278,234
IT Services — 4.0%
Accenture PLC, Class A (b)	18,046	2,231,929
Booz Allen Hamilton Holding Corp	8,261	268,813
Fidelity National Information Services, Inc.	24,763	2,114,760
Mastercard, Inc., Class A	19,734	2,396,694

		7,012,196
Leisure Products — 1.0%
Hasbro, Inc.	16,271	1,814,379
Life Sciences Tools & Services — 0.2%
Mettler-Toledo International, Inc. (a)	520	306,041
Machinery — 3.2%
Dover Corp.	3,184	255,420
Illinois Tool Works, Inc.	12,110	1,734,757
Ingersoll-Rand PLC	13,857	1,266,391
PACCAR, Inc. (b)	21,955	1,449,908
Stanley Black & Decker, Inc.	6,873	967,237

		5,673,713
Media — 2.9%
CBS Corp., Class B, Non-Voting Shares	17,991	1,147,466
Comcast Corp., Class A	74,536	2,900,941
Lions Gate Entertainment Corp., Class B (a)	11,342	298,068
Scripps Networks Interactive, Inc., Class A (b)	2,663	181,910
Time Warner, Inc.	5,838	586,194

		5,114,579

See Notes to Financial Statements.

24	BLACKROCK SERIES FUND, INC.	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Advantage Large Cap Core Portfolio

Common Stocks	Shares	Value
Metals & Mining — 0.3%
Newmont Mining Corp.	3,071	$99,470
Reliance Steel & Aluminum Co.	5,321	387,422

		486,892
Multiline Retail — 1.0%
Target Corp.	32,784	1,714,275
Multi-Utilities — 1.2%
Black Hills Corp.	2,883	194,516
CMS Energy Corp.	43,252	2,000,405

		2,194,921
Oil, Gas & Consumable Fuels — 5.2%
Anadarko Petroleum Corp.	32,124	1,456,502
Chevron Corp.	12,803	1,335,737
ConocoPhillips	42,097	1,850,584
Devon Energy Corp.	34,150	1,091,775
Exxon Mobil Corp.	9,331	753,292
Phillips 66	3,911	323,401
Suncor Energy, Inc.	18,624	543,821
Tellurian, Inc. (a)(b)	6,894	69,147
Valero Energy Corp.	25,384	1,712,405

		9,136,664
Paper & Forest Products — 0.4%
Domtar Corp.	16,083	617,909
Personal Products — 1.0%
Estee Lauder Cos., Inc., Class A	18,537	1,779,181
Herbalife Ltd. (b)	526	37,520

		1,816,701
Pharmaceuticals — 2.9%
Bristol-Myers Squibb Co.	29,330	1,634,268
Catalent, Inc. (a)	628	22,043
Johnson & Johnson	5,972	790,036
Merck & Co., Inc.	36,448	2,335,952
Zoetis, Inc.	5,362	334,482

		5,116,781
Professional Services — 0.7%
Equifax, Inc.	3,735	513,264
ManpowerGroup, Inc.	4,892	546,192
Robert Half International, Inc.	3,848	184,435

		1,243,891
Real Estate Management & Development — 0.1%
CBRE Group, Inc., Class A (a)	6,242	227,209
Retail — 0.1%
Blue Apron Holdings, Inc., Class A (a)	25,735	240,365
Road & Rail — 0.4%
Norfolk Southern Corp.	4,484	545,703
Union Pacific Corp.	784	85,385

		631,088
Semiconductors & Semiconductor Equipment — 3.6%
Analog Devices, Inc.	23,781	1,850,162
Intel Corp.	80,985	2,732,434
KLA-Tencor Corp.	1,610	147,331
Maxim Integrated Products, Inc.	34,674	1,556,863

		6,286,790

Common Stocks	Shares	Value
Software — 4.4%
Activision Blizzard, Inc.	7,192	$414,043
Adobe Systems, Inc. (a)	17,232	2,437,294
CDK Global, Inc.	5,195	322,402
Dell Technologies, Inc., Class V (a)	9,873	603,339
Fortinet, Inc. (a)	3,010	112,694
Microsoft Corp.	28,256	1,947,686
VMware, Inc., Class A (a)(b)	21,948	1,918,914

		7,756,372
Specialty Retail — 2.5%
Aaron’s, Inc.	388	15,093
Best Buy Co., Inc.	2,692	154,332
Home Depot, Inc.	11,961	1,834,817
Lowe’s Cos., Inc.	31,309	2,427,387

		4,431,629
Technology Hardware, Storage & Peripherals — 3.4%
Apple Inc.	29,894	4,305,334
HP, Inc.	11,628	203,257
NCR Corp. (a)	23,057	941,648
NetApp, Inc.	12,348	494,537

		5,944,776
Textiles, Apparel & Luxury Goods — 0.4%
Carter’s, Inc.	619	55,060
NIKE, Inc., Class B	10,021	591,239

		646,299
Tobacco — 1.1%
Altria Group, Inc.	18,225	1,357,216
Philip Morris International, Inc.	1,795	210,823
Reynolds American, Inc.	6,194	402,858

		1,970,897
Wireless Telecommunication Services — 1.3%
Telephone & Data Systems, Inc.	15,487	429,764
T-Mobile U.S., Inc. (a)	29,818	1,807,567

		2,237,331
Total Common Stocks — 98.9%		174,045,951

Total Long-Term Investments (Cost — $161,638,013) — 98.9%		174,045,951

Short-Term Securities
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.84% (c)(d)	6,791,609	6,791,609
SL Liquidity Series, LLC, Money Market Series, 1.27% (c)(d)(e)	8,090,229	8,091,038
Total Short-Term Securities (Cost — $14,883,280) — 8.5%		14,882,647
Total Investments (Cost — $176,521,293) — 107.4%		188,928,598
Liabilities in Excess of Other Assets — (7.4)%		(13,009,013)

Net Assets — 100.0%		$175,919,585

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of the security, is on loan.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2017	25

Schedule of Investments (continued)	BlackRock Advantage Large Cap Core Portfolio

(c)	During the six months ended June 30, 2017, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2016	Net Activity	Shares Held at June 30, 2017	Value at June 30, 2017	Income		Net Realized Loss	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	5,419,707	1,371,902	6,791,609	$6,791,609	$15,595		—	—
SL Liquidity Series, LLC, Money Market Series	5,189,486	2,900,743	8,090,229	8,091,038	9,097	[1]	$(1,055)	$(263)
Total				$14,882,647	$24,692		$(1,055)	$(263)

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	Current yield as of period end.

(e)	Security was purchased with the cash collateral from loaned securities.

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Short	Issue	Expiration	Notional Value		Unrealized Depreciation
17	S&P 500 E-Mini Index	September 2017	USD	$2,057,765	$(6,506)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Liabilities — Derivative Financial Instruments	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts Net unrealized depreciation[1]	—	—	$6,506	—	—	—	$6,506

[1]

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended June 30, 2017, the effect of derivative financial instruments in the Statements of Operations were we follows:

Net Realized Gain from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	$108,049	—	—	—	$108,049

Net Change in Unrealized Depreciation on:
Futures contracts	—	—	$10,773	—	—	—	$10,773

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts: Average notional value of contracts — long	$1,913,583

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

26	BLACKROCK SERIES FUND, INC.	JUNE 30, 2017

Schedule of Investments (concluded)	BlackRock Advantage Large Cap Core Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks[1]	$174,045,951	—	—	$174,045,951
Short-Term Securities	6,791,609	—	—	6,791,609

Subtotal	$180,837,560	—	—	$180,837,560

Investments Valued at NAV[2]				8,091,038

Total Investments				$188,928,598

[1]    See above Schedule of Investments for values in each industry.

[2]    As of June 30, 2017, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value of hierarchy.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[3]
Liabilities:
Equity contracts	$(6,506)	—	—	$(6,506)

[3]	Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

During the six months ended June 30, 2017, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2017	27

Schedule of Investments June 30, 2017 (Unaudited)	BlackRock Balanced Capital Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
ACE Securities Corp. Home Equity Loan Trust, Series 2007-HE4, Class A2A, 1.35%, 5/25/37 (a)	USD	54	$17,523
Ajax Mortgage Loan Trust, Series 2016-B, Class A, 4.00%, 9/25/65 (b)(c)		90	90,294
AJAX Mortgage Loan Trust, Series 2017-A, Class A, 3.47%, 4/25/57 (b)(c)		160	159,678
Allegro CLO II Ltd., Series 2014-1A, Class A1R, 2.33%, 1/21/27 (a)(c)(d)		250	250,057
ALM XI Ltd., Series 2014-11A, Class A1R, 2.23%, 10/17/26 (a)(c)(d)		250	250,000
ALM XIV Ltd.:
Series 2014-14A, Class A1R, 2.32%, 7/28/26 (a)(c)		250	250,063
Series 2014-14A, Class BR, 3.27%, 7/28/26 (a)(c)		250	250,423
AMMC CLO 18 Ltd., Series 2016-18A, Class AL1, 2.77%, 5/26/28 (a)(c)		100	100,693
Anchorage Capital CLO 6 Ltd., Series 2015-6A, Class AR, 0.00%, 7/15/30 (a)(c)(d)		250	250,000
Anchorage Capital CLO Ltd., Series 2013-1A, Class A2A, 2.91%, 7/13/25 (a)(c)		250	250,073
Apidos CLO XII, Series 2013-12A, Class A, 2.26%, 4/15/25 (a)(c)		500	500,542
Arbor Realty Commercial Real Estate Notes Ltd., Series 2016-FL1A, Class A, 2.86%, 9/15/26 (a)(c)(d)		100	100,000
Argent Mortgage Loan Trust, Series 2005-W1, Class A2, 1.70%, 5/25/35 (a)(d)		100	76,370
Atlas Senior Loan Fund IV Ltd., Series 2013-2A, Class A1L, 2.68%, 2/17/26 (a)(c)		250	249,977
Atlas Senior Loan Fund V Ltd., Series 2014-1A, Class BR, 3.16%, 7/16/26 (a)(c)		250	249,995
Atrium X, Series 10A, Class B1R, 2.54%, 7/16/25 (a)(c)(d)		250	250,000
B2R Mortgage Trust:
Series 2015-1, Class A1, 2.52%, 5/15/48 (c)		84	83,352
Series 2015-2, Class A, 3.34%, 11/15/48 (c)		95	96,153
Babson CLO Ltd., Series 2013-IA, Class A, 2.26%, 4/20/25 (a)(c)		250	250,271
Battalion CLO IV Ltd., Series 2013-4A, Class A1R, 2.29%, 10/22/25 (a)(c)		250	250,077
BCMSC Trust:
Series 2000-A, Class A2, 7.58%, 6/15/30 (a)		53	22,352
Series 2000-A, Class A3, 7.83%, 6/15/30 (a)		49	21,435
Series 2000-A, Class A4, 8.29%, 6/15/30 (a)		83	38,767
Bear Stearns Asset Backed Securities I Trust, Series 2004-HE7, Class M2, 2.94%, 8/25/34 (a)		6	6,276
Bear Stearns Asset-Backed Securities I Trust:
Series 2006-HE7, Class 1A2, 1.39%, 9/25/36-1/25/37 (a)		293	303,887
Series 2006-HE9, Class 2A, 1.36%, 11/25/36-3/25/37 (a)		213	197,034
Series 2007-HE1, Class 21A2, 1.38%, 1/25/37 (a)		65	61,015
Bear Stearns Asset-Backed Securities Trust, Series 2005-4, Class M2, 2.42%, 1/25/36 (a)		24	23,232
BlueMountain CLO Ltd., Series 2013-3A, Class A, 2.57%, 10/29/25 (a)(c)		250	249,999
Bsprt Issuer Ltd., Series 2017-FL1, Class A, 2.43%, 6/15/27 (a)(c)(d)		100	100,125
Carrington Mortgage Loan Trust:
Series 2005-FRE1, Class M1, 1.69%, 12/25/35 (a)		70	67,398

Asset-Backed Securities		Par (000)	Value
Series 2006-FRE2, Class A2, 1.34%, 10/25/36 (a)	USD	84	$54,240
Series 2006-FRE2, Class A3, 1.38%, 10/25/36 (a)		170	130,648
Series 2006-NC5, Class A5, 1.28%, 1/25/37 (a)		50	43,646
Series 2007-HE1, Class A2, 1.37%, 6/25/37 (a)		54	51,066
Cavalry CLO IV Ltd., Series 2014-4A, Class A, 2.66%, 10/15/26 (a)(c)		250	249,998
C-BASS Trust:
Series 2007-CB1, Class AF4, 3.77%, 1/25/37 (b)		78	38,980
Series 2007-CB5, Class A2, 1.39%, 4/25/37 (a)		67	50,061
CHLUPA Trust, Series 2013-VM, Class A, 3.33%, 8/15/20 (c)(d)		8	7,779
CIFC Funding Ltd.:
Series 2013-1A, Class A2, 3.06%, 4/16/25 (a)(c)		250	250,228
Series 2014-2A, Class A1LR, 2.39%, 5/24/26 (a)(c)(d)		480	480,019
Series 2014-5A, Class A1R, 2.56%, 1/17/27 (a)(c)		250	250,824
Series 2015-2A, Class A, 2.61%, 4/15/27 (a)(c)		250	250,563
Citigroup Mortgage Loan Trust:
Series 2006-NC1, Class A2D, 1.47%, 8/25/36 (a)		90	72,049
Series 2007-AHL2, Class A3B, 1.22%, 5/25/37 (a)		235	175,494
Series 2007-AHL2, Class A3C, 1.29%, 5/25/37 (a)		107	80,150
Conseco Finance Corp., Series 2001-D, Class B1, 3.66%, 11/15/32 (a)		108	107,328
Conseco Finance Securitizations Corp.:
Series 2000-1, Class A5, 8.06%, 9/01/29 (a)		32	17,936
Series 2000-4, Class A5, 7.97%, 5/01/32		96	50,867
Series 2000-4, Class A6, 8.31%, 5/01/32 (a)		43	23,763
Series 2000-5, Class A6, 7.96%, 5/01/31		42	29,139
Conseco Financial Corp.:
Series 1998-8, Class A1, 6.28%, 9/01/30		35	36,216
Series 1998-8, Class M1, 6.98%, 9/01/30 (a)		64	53,019
Countrywide Asset-Backed Certificates:
Series 2006-8, Class 2A3, 1.38%, 1/25/46 (a)		65	61,795
Series 2006-S3, Class A4, 6.40%, 1/25/29 (b)		29	28,921
Series 2006-SPS1, Class A, 1.44%, 12/25/25 (a)		5	4,952
Credit Suisse First Boston Mortgage Securities Corp., Series 2001-MH29, Class B1, 8.10%, 9/25/31 (a)		30	32,562
Credit-Based Asset Servicing & Securitization LLC, Series 2006-MH1, Class B1, 6.25%, 10/25/36 (b)(c)		100	103,256
CWHEQ Home Equity Loan Trust:
Series 2006-S5, Class A4, 5.84%, 6/25/35		27	28,326
Series 2006-S5, Class A5, 6.16%, 6/25/35		21	21,240
Series 2007-S1, Class A3, 5.81%, 11/25/36 (a)		15	14,503

See Notes to Financial Statements.

28	BLACKROCK SERIES FUND, INC.	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Asset-Backed Securities		Par (000)	Value
CWHEQ Revolving Home Equity Loan Resuritization Trust, Series 2006-RES, Class 4Q1B, 1.29%, 12/15/33 (a)(c)(d)	USD	42	$36,134
CWHEQ Revolving Home Equity Loan Trust, Series 2005-B, Class 2A, 1.34%, 5/15/35 (a)		32	27,935
DCP Rights LLC, Series 2014-1A, Class A, 5.46%, 10/25/44 (c)		287	291,307
First Franklin Mortgage Loan Trust, Series 2006-FFH1, Class M2, 1.62%, 1/25/36 (a)		56	22,111
Ford Credit Floorplan Master Owner Trust, Series 2012-5, Class C, 2.14%, 9/15/19		115	115,084
GCAT LLC, Series 2017-4, Class A1, 3.23%, 5/25/22 (b)(c)		99	98,918
GE-WMC Mortgage Securities Trust, Series 2006-1, Class A2B, 1.17%, 8/25/36 (a)		369	234,001
GSAA Home Equity Trust, Series 2007-4, Class A3B, 1.57%, 3/25/37 (a)		50	7,051
GSAMP Trust, Series 2007-H1, Class A1B, 1.42%, 1/25/47 (a)		33	21,420
GT Loan Financing I Ltd., Series 2013-1A, Class A, 2.44%, 10/28/24 (a)(c)		280	280,049
Home Equity Mortgage Trust, Series 2006-2, Class 1A1, 5.87%, 7/25/36 (b)		195	81,870
Home Loan Mortgage Loan Trust, Series 2005-1, Class A3, 1.88%, 4/15/36 (a)		52	47,839
Invitation Homes Trust, Series 2014-SFR2, Class A, 2.31%, 9/17/31 (a)(c)		95	95,634
Lehman ABS Manufactured Housing Contract Trust:
Series 2001-B, Class M1, 6.63%, 4/15/40 (a)		130	139,097
Series 2001-B, Class M2, 7.17%, 4/15/40 (a)		23	15,626
Series 2002-A, Class C, 0.00%, 6/15/33		10	7,843
Lendmark Funding Trust, Series 2017-1A, Class A, 2.83%, 1/22/24 (c)		210	209,957
Litigation Fee Residual Funding LLC, Series 2015-1, Class A, 4.00%, 10/01/27 (d)		170	167,806
Long Beach Mortgage Loan Trust:
Series 2006-10, Class 2A4, 1.44%, 11/25/36 (a)		18	8,704
Series 2006-2, Class 2A3, 1.41%, 3/25/46 (a)		342	170,627
Series 2006-2, Class 2A4, 1.51%, 3/25/46 (a)		108	55,161
Series 2006-3, Class 2A3, 1.40%, 5/25/46 (a)		33	15,005
Series 2006-5, Class 2A3, 1.37%, 6/25/36 (a)		32	17,088
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-2, Class A2C, 1.46%, 5/25/37 (a)		28	17,602
Morgan Stanley ABS Capital I, Inc., Trust, Series 2005-HE1, Class A2MZ, 1.82%, 12/25/34 (a)		78	74,434
Morgan Stanley Mortgage Loan Trust, Series 2007-9SL, Class A, 1.54%, 7/25/37 (a)		26	23,552
Navient Private Education Loan Trust:
Series 2014-CTA, Class B, 2.91%, 10/17/44 (a)(c)		250	239,702
Series 2016-AA, Class B, 3.50%, 12/16/58 (a)(c)		100	90,838

Asset-Backed Securities		Par (000)	Value
Northwoods Capital IX Ltd., Series 2012-9A, Class A, 2.58%, 1/18/24 (a)(c)	USD	217	$216,851
Oakwood Mortgage Investors, Inc., Series 2001-D, Class A4, 6.93%, 9/15/31 (a)(d)		15	13,410
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class A, 2.28%, 7/17/25 (a)(c)		305	305,377
OFSI Fund VI Ltd., Series 2014-6A, Class A2, 3.06%, 3/20/25 (a)(c)		210	210,191
OHA Loan Funding Ltd., Series 2013-2A, Class A, 2.46%, 8/23/24 (a)(c)		285	285,055
OneMain Financial Issuance Trust, Series 2014-2A, Class D, 5.31%, 9/18/24 (c)		100	100,776
Option One Mortgage Loan Trust, Series 2007-CP1, Class 2A3, 1.43%, 3/25/37 (a)		40	26,214
Ownit Mortgage Loan Trust Series, Series 2006-2, Class A2C, 6.00%, 1/25/37 (b)		30	27,844
OZLM Funding II Ltd., Series 2012-2A, Class A1R, 2.61%, 10/30/27 (a)(c)		250	250,707
OZLM Funding III Ltd., Series 2013-3A, Class BR, 4.15%, 1/22/29 (a)(c)		250	253,031
OZLM Funding IV Ltd., Series 2013-4A, Class A1, 2.30%, 7/22/25 (a)(c)		495	495,251
OZLM IX Ltd., Series 2014-9A, Class CR, 4.71%, 1/20/27 (a)(c)		250	250,291
Palmer Square CLO Ltd., Series 2013-1A, Class A2R, 2.68%, 5/15/25 (a)(c)		76	76,001
Preston Ridge Partners Mortgage LLC, Series 2017-1A, Class A1, 4.25%, 1/25/22 (b)(c)(d)		81	81,346
Pretium Mortgage Credit Partners I LLC, Series 2017-NPL2, Class A1, 3.25%, 3/28/57 (b)(c)		297	297,011
Progress Residential Trust:
Series 2016-SFR1, Class A, 2.71%, 9/17/33 (a)(c)		100	101,240
Series 2016-SFR1, Class E, 5.06%, 9/17/33 (a)(c)		100	104,362
Series 2016-SFR2, Class E, 4.72%, 1/17/34 (a)(c)		100	104,235
RCO Mortgage LLC, Series 2015-NQM1, Class A, 4.52%, 11/25/45 (a)(c)		16	15,593
Rockford Tower CLO Ltd., Series 2017-1A, Class B, 3.17%, 4/15/29 (a)(c)(d)		250	248,725
Scholar Funding Trust, Series 2013-A, Class A, 1.69%, 1/30/45 (a)(c)		334	330,589
SG Mortgage Securities Trust, Series 2006-FRE2, Class A2C, 1.18%, 7/25/36 (a)		18	6,724
SLM Private Credit Student Loan Trust:
Series 2004-B, Class A3, 1.58%, 3/15/24 (a)		210	204,553
Series 2005-A, Class A3, 1.45%, 6/15/23 (a)		121	120,623
Series 2006-C, Class A4, 1.42%, 3/15/23 (a)		3	2,820
Sound Point CLO XII Ltd., Series 2016-2A, Class A, 2.82%, 10/20/28 (a)(c)		250	252,764
Sound Point CLO XIV Ltd., Series 2016-3A, Class C, 3.80%, 1/23/29 (a)(c)		250	250,950
Springleaf Funding Trust, Series 2015-AA, Class B, 3.62%, 11/15/24 (c)		320	322,675

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2017	29

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Asset-Backed Securities		Par (000)	Value
Stanwich Mortgage Loan Co. LLC, Series 2017-NPB1, Class A1, 3.60%, 5/17/22 (b)(c)(d)	USD	270	$270,000
Structured Asset Investment Loan Trust, Series 2004-8, Class M4, 2.72%, 9/25/34 (a)		53	49,411
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2004-23XS, Class 2A1, 1.52%, 1/25/35 (a)		81	75,959
SWAY Residential Trust, Series 2014-1, Class A, 2.51%, 1/17/32 (a)(c)		5	5,306
Symphony CLO XII Ltd., Series 2013-12A, Class AR, 2.19%, 10/15/25 (a)(c)		380	379,705
THL Credit Wind River CLO Ltd., Series 2013-2A, Class B1, 3.01%, 1/18/26 (a)(c)		250	250,136
U.S. Residential Opportunity Fund II Trust:
Series 2016-2II, Class A, 3.47%, 8/27/36 (b)(c)		117	116,566
Series 2016-3II, Class A, 3.60%, 10/27/36 (b)(c)		84	84,327
U.S. Residential Opportunity Fund III Trust:
Series 2016-1III, Class A, 3.47%, 7/27/36-8/27/36 (b)(c)		448	447,573
Series 2016-3III, Class A, 3.60%, 10/27/36 (b)(c)		177	175,845
U.S. Residential Opportunity Fund IV Trust:
Series 2016-1IV, Class A, 3.47%, 7/27/36-8/27/36 (b)(c)		274	272,901
Series 2016-3IV, Class A, 3.60%, 10/27/36 (b)(c)		202	202,753
Venture XIX CLO Ltd., Series 2014-19A, Class AR, 2.53%, 1/15/27 (a)(c)(d)		250	250,469
VOLT LIX LLC, Series 2017-NPL6, Class A1, 3.25%, 5/25/47 (b)(c)		301	301,758
VOLT LX LLC, Series 2017-NPL7, Class A1, 3.25%, 4/25/59 (b)(c)		270	269,759
Voya CLO Ltd.:
Series 2012-2A, Class BR, 3.11%, 10/15/22 (a)(c)		250	250,108
Series 2013-3A, Class A1R, 2.21%, 1/18/26 (a)(c)		250	250,337
Wachovia Asset Securitization Issuance II LLC Trust, Series 2007-HE2A, Class A, 1.35%, 7/25/37 (a)(c)		86	78,997
Washington Mutual Asset-Backed Certificates Trust, Series 2007-HE2, Class 2A2, 1.24%, 2/25/37 (a)		100	41,096
West CLO Ltd., Series 2013-1A, Class A1AR, 2.34%, 11/07/25 (a)(c)(d)		250	250,000
WVUE, Series 2015-1A, Class A, 4.50%, 9/25/20 (b)(c)(d)		47	47,883
Total Asset-Backed Securities — 3.9%			19,505,122

Common Stocks		Shares
Aerospace & Defense — 1.0%
HEICO Corp., Class A		9	558
L3 Technologies, Inc.		5,662	946,007
Raytheon Co.		24,491	3,954,807

			4,901,372
Air Freight & Logistics — 0.2%
XPO Logistics, Inc. (e)		11,884	768,063
Auto Components — 0.1%
Delphi Automotive PLC		4,754	416,688
Automobiles — 0.2%
Thor Industries, Inc.		9,877	1,032,344

Common Stocks	Shares	Value
Banks — 3.2%
Bank of America Corp. (f)	265,214	$6,434,092
Citigroup, Inc.	8,985	600,917
Citizens Financial Group, Inc.	100,693	3,592,726
JPMorgan Chase & Co.	9,700	886,580
Popular, Inc.	5,092	212,387
SunTrust Banks, Inc.	59,697	3,386,014
Synovus Financial Corp.	22,390	990,534
U.S. Bancorp	2,014	104,567

		16,207,817
Beverages — 0.8%
Coca-Cola European Partners PLC	7,767	315,884
Dr. Pepper Snapple Group, Inc.	37,915	3,454,436

		3,770,320
Biotechnology — 2.9%
Amgen, Inc.	20,601	3,548,110
Biogen, Inc. (e)	12,596	3,418,051
Celgene Corp. (e)	25,103	3,260,127
Gilead Sciences, Inc.	63,543	4,497,574

		14,723,862
Building Products — 0.6%
Allegion PLC	620	50,294
JELD-WEN Holding, Inc. (e)	6,008	195,020
Masco Corp.	71,282	2,723,685

		2,968,999
Capital Markets — 2.3%
CME Group, Inc.	6,965	872,297
Evercore Partners, Inc., Class A	13,044	919,602
Intercontinental Exchange, Inc.	53,071	3,498,440
Morningstar, Inc.	2,560	200,550
S&P Global, Inc.	25,987	3,793,842
SEI Investments Co.	40,053	2,154,050

		11,438,781
Chemicals — 1.0%
AdvanSix, Inc. (e)	7,905	246,952
Cabot Corp.	32,615	1,742,619
Eastman Chemical Co.	35,037	2,942,758
LyondellBasell Industries NV, Class A	783	66,077

		4,998,406
Commercial Services & Supplies — 0.1%
LSC Communications, Inc.	8,470	181,258
R.R. Donnelley & Sons Co. (f)	19,373	242,937

		424,195
Communications Equipment — 0.0%
Cisco Systems, Inc.	1,872	58,594
InterDigital, Inc.	936	72,353

		130,947
Consumer Finance — 0.2%
Discover Financial Services	18,991	1,181,050
Containers & Packaging — 0.9%
Avery Dennison Corp.	15,611	1,379,544
Packaging Corp. of America	11,891	1,324,538
Silgan Holdings, Inc.	27,385	870,295
WestRock Co.	12,230	692,952

		4,267,329
Diversified Consumer Services — 0.0%
H&R Block, Inc.	2,863	88,495

See Notes to Financial Statements.

30	BLACKROCK SERIES FUND, INC.	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Common Stocks	Shares	Value
Diversified Financial Services — 0.4%
Berkshire Hathaway, Inc., Class B (e)	10,779	$1,825,639
Diversified Telecommunication Services — 0.1%
Level 3 Communications, Inc. (e)	3,850	228,305
Verizon Communications, Inc.	4,427	197,710
Zayo Group Holdings, Inc. (e)	7,694	237,745

		663,760
Electric Utilities — 1.1%
Portland General Electric Co.	46,694	2,133,449
Westar Energy, Inc.	64,438	3,416,503

		5,549,952
Electrical Equipment — 0.7%
Rockwell Automation, Inc.	22,384	3,625,313
Electronic Equipment, Instruments & Components — 1.1%
CDW Corp.	6,974	436,084
Dolby Laboratories, Inc., Class A	4,789	234,469
Flex Ltd. (e)	44,078	718,912
FLIR Systems, Inc.	4,312	149,454
TE Connectivity Ltd	11,682	919,140
Tech Data Corp. (e)	13,803	1,394,103
Zebra Technologies Corp., Class A (e)	17,285	1,737,488

		5,589,650
Equity Real Estate Investment Trusts (REITs) — 2.0%
Brixmor Property Group, Inc.	2,388	42,697
Duke Realty Corp.	11,500	321,425
Gaming and Leisure Properties, Inc.	20,956	789,413
Host Hotels & Resorts, Inc.	158	2,887
Outfront Media, Inc.	31,074	718,431
Prologis, Inc.	6,667	390,953
Simon Property Group, Inc.	21,142	3,419,930
Ventas, Inc.	51,376	3,569,604
Weingarten Realty Investors	19,815	596,432

		9,851,772
Food & Staples Retailing — 1.2%
Walgreens Boots Alliance, Inc.	21,442	1,679,123
Wal-Mart Stores, Inc.	57,528	4,353,719

		6,032,842
Food Products — 1.2%
Archer-Daniels-Midland Co.	86,481	3,578,584
Hershey Co.	4,746	509,578
Ingredion, Inc.	6,962	829,940
Tyson Foods, Inc., Class A	18,812	1,178,196

		6,096,298
Health Care Equipment & Supplies — 1.9%
Baxter International, Inc.	60,528	3,664,365
IDEXX Laboratories, Inc. (e)	20,640	3,331,709
Masimo Corp. (e)	16,870	1,538,207
West Pharmaceutical Services, Inc.	9,846	930,644

		9,464,925
Health Care Providers & Services — 1.6%
Aetna, Inc.	778	118,124
AmerisourceBergen Corp.	2,385	225,454
Centene Corp. (e)	6,204	495,576
Express Scripts Holding Co. (e)	6,470	413,045
Humana, Inc.	4,376	1,052,953
McKesson Corp.	4,524	744,379
UnitedHealth Group, Inc.	28,032	5,197,693

		8,247,224
Health Care Technology — 0.4%
Veeva Systems, Inc., Class A (e)	29,562	1,812,446

Common Stocks	Shares	Value
Hotels, Restaurants & Leisure — 1.9%
Carnival Corp.	50,993	$3,343,611
Choice Hotels International, Inc.	4,213	270,685
Extended Stay America, Inc.	64,266	1,244,190
Hilton Grand Vacations, Inc. (e)	8,386	302,399
McDonald’s Corp.	29,599	4,533,383

		9,694,268
Household Products — 0.3%
Energizer Holdings, Inc.	32,324	1,552,198
Industrial Conglomerates — 1.6%
3M Co.	23,434	4,878,724
Honeywell International, Inc.	21,811	2,907,188

		7,785,912
Insurance — 2.4%
Aon PLC	2,181	289,964
First American Financial Corp.	14,498	647,916
FNF Group	3,231	144,846
Hartford Financial Services Group, Inc.	631	33,172
Lincoln National Corp.	40,378	2,728,745
Marsh & McLennan Cos., Inc.	48,919	3,813,725
Principal Financial Group, Inc.	1,841	117,953
Prudential Financial, Inc.	35,659	3,856,164
Unum Group	9,115	425,032

		12,057,517
Internet & Direct Marketing Retail — 0.9%
Amazon.com, Inc. (e)	4,227	4,091,736
Priceline Group, Inc. (e)	134	250,650

		4,342,386
Internet Software & Services — 2.8%
Alphabet, Inc., Class A (e)	6,970	6,479,870
Alphabet, Inc., Class C (e)	3,921	3,563,130
Facebook, Inc., Class A (e)	24,289	3,667,153
VeriSign, Inc. (e)	4,556	423,526
Yelp, Inc. (e)	1,210	36,324

		14,170,003
IT Services — 2.4%
Accenture PLC, Class A (f)	29,749	3,679,356
Booz Allen Hamilton Holding Corp	16,990	552,855
Fidelity National Information Services, Inc.	42,943	3,667,332
Mastercard, Inc., Class A	34,151	4,147,639

		12,047,182
Leisure Products — 0.6%
Hasbro, Inc.	28,962	3,229,553
Life Sciences Tools & Services — 0.1%
Mettler-Toledo International, Inc. (e)	620	364,895
Machinery — 2.0%
Dover Corp.	4,688	376,071
Illinois Tool Works, Inc.	21,335	3,056,239
Ingersoll-Rand PLC	24,927	2,278,079
PACCAR, Inc.	37,757	2,493,472
Stanley Black & Decker, Inc.	11,922	1,677,783

		9,881,644
Media — 1.8%
CBS Corp., Class B, Non-Voting Shares	30,890	1,970,164
Comcast Corp., Class A	129,156	5,026,752
Lions Gate Entertainment Corp., Class B (e)	14,179	372,624
Scripps Networks Interactive, Inc., Class A (f)	5,846	399,340
Time Warner, Inc.	10,101	1,014,241

		8,783,121

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2017	31

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Common Stocks	Shares	Value
Metals & Mining — 0.2%
Newmont Mining Corp.	6,911	$223,847
Reliance Steel & Aluminum Co.	9,172	667,813

		891,660
Multiline Retail — 0.6%
Target Corp.	58,271	3,046,991
Multi-Utilities — 0.8%
Black Hills Corp.	5,264	355,162
CMS Energy Corp.	75,006	3,469,028

		3,824,190
Oil, Gas & Consumable Fuels — 3.2%
Anadarko Petroleum Corp.	56,073	2,542,350
Chevron Corp.	18,672	1,948,050
ConocoPhillips	70,990	3,120,720
Devon Energy Corp.	60,989	1,949,818
Exxon Mobil Corp.	20,687	1,670,062
Phillips 66	7,272	601,322
Suncor Energy, Inc.	32,321	943,773
Tellurian, Inc. (e)(f)	12,127	121,634
Valero Energy Corp.	43,060	2,904,828

		15,802,557
Paper & Forest Products — 0.2%
Domtar Corp.	30,280	1,163,358
Personal Products — 0.6%
Estee Lauder Cos., Inc., Class A	31,430	3,016,651
Herbalife Ltd. (f)	911	64,982

		3,081,633
Pharmaceuticals — 1.8%
Bristol-Myers Squibb Co.	49,480	2,757,026
Catalent, Inc. (e)	1,972	69,217
Johnson & Johnson	10,382	1,373,435
Merck & Co., Inc.	63,411	4,064,011
Zoetis, Inc.	9,596	598,598

		8,862,287
Professional Services — 0.4%
Equifax, Inc.	4,664	640,927
ManpowerGroup, Inc.	8,477	946,457
Robert Half International, Inc.	11,490	550,716

		2,138,100
Real Estate Management & Development — 0.1%
CBRE Group, Inc., Class A (e)	10,630	386,932
Retail — 0.1%
Blue Apron Holdings, Inc., Class A (e)	44,595	416,517
Road & Rail — 0.1%
Norfolk Southern Corp.	3,167	385,424
Union Pacific Corp.	1,356	147,682

		533,106
Semiconductors & Semiconductor Equipment — 2.2%
Analog Devices, Inc.	41,573	3,234,379
Intel Corp.	139,372	4,702,411
KLA-Tencor Corp.	3,093	283,040
Maxim Integrated Products, Inc.	61,565	2,764,269

		10,984,099
Software — 2.7%
Activision Blizzard, Inc.	13,414	772,244
Adobe Systems, Inc. (e)	29,820	4,217,741
CDK Global, Inc.	8,543	530,179
Dell Technologies, Inc., Class V (e)	17,490	1,068,838
Fortinet, Inc. (e)	5,521	206,706

Common Stocks		Shares	Value
Software (concluded)
Microsoft Corp.		48,664	$3,354,410
VMware, Inc., Class A (e)(f)		38,061	3,327,673

			13,477,791
Specialty Retail — 1.5%
Aaron’s, Inc.		822	31,976
Best Buy Co., Inc.		1,875	107,494
Home Depot, Inc.		21,670	3,324,178
Lowe’s Cos., Inc.		54,251	4,206,080
Staples, Inc.		5,346	53,834

			7,723,562
Technology Hardware, Storage & Peripherals — 2.0%
Apple Inc.		52,318	7,535,024
HP, Inc.		14,216	248,496
NCR Corp. (e)		40,550	1,656,062
NetApp, Inc.		19,907	797,275

			10,236,857
Textiles, Apparel & Luxury Goods — 0.3%
Carter’s, Inc.		1,827	162,512
NIKE, Inc., Class B		18,436	1,087,724

			1,250,236
Tobacco — 0.7%
Altria Group, Inc.		34,560	2,573,683
Philip Morris International, Inc.		1,833	215,286
Reynolds American, Inc.		10,794	702,042

			3,491,011
Wireless Telecommunication Services — 0.8%
Telephone & Data Systems, Inc.		32,032	888,888
T-Mobile U.S., Inc. (e)		51,584	3,127,022

			4,015,910
Total Common Stocks — 60.3%			301,313,965

Corporate Bonds		Par (000)
Aerospace & Defense — 0.1%
BAE Systems Holdings, Inc.:
2.85%, 12/15/20 (c)	USD	38	38,518
4.75%, 10/07/44 (c)		8	8,667
Huntington Ingalls Industries, Inc., 5.00%, 12/15/21 (c)		15	15,525
Lockheed Martin Corp.:
3.55%, 1/15/26		43	44,557
3.60%, 3/01/35		60	59,201
4.50%, 5/15/36		17	18,540
4.07%, 12/15/42		9	9,199
4.70%, 5/15/46		29	32,586
Northrop Grumman Corp., 3.85%, 4/15/45		43	42,642
United Technologies Corp.:
1.78%, 5/04/18 (b)		166	166,213
4.15%, 5/15/45		27	27,955
4.05%, 5/04/47		115	117,795

			581,398

See Notes to Financial Statements.

32	BLACKROCK SERIES FUND, INC.	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Corporate Bonds		Par (000)	Value
Air Freight & Logistics — 0.1%
FedEx Corp.:
4.90%, 1/15/34	USD	50	$55,655
3.90%, 2/01/35		48	47,644
4.10%, 2/01/45		55	53,958
4.75%, 11/15/45		55	59,393
4.55%, 4/01/46		31	32,563
4.40%, 1/15/47		73	75,084

			324,297
Airlines — 0.1%
American Airlines Group, Inc., 4.63%, 3/01/20 (c)		91	94,119
American Airlines Pass-Through Trust, Series 2015-1, Class A, 3.38%, 5/01/27		87	87,211
Delta Air Lines, Inc., 2.88%, 3/13/20		338	342,419
Turkish Airlines Pass-Through Trust, Series 2015-1, Class A, 4.20%, 3/15/27 (c)		57	54,975
United Airlines Pass-Through Trust, Series 2014-1, Class B, 4.75%, 10/11/23		15	16,054

			594,778
Auto Components — 0.0%
Delphi Automotive PLC:
4.25%, 1/15/26		62	65,672
4.40%, 10/01/46		52	51,851

			117,523
Automobiles — 0.1%
Ford Motor Credit Co. LLC, 3.81%, 1/09/24		379	383,746
Banks — 2.1%
Bank of America Corp.:
2.25%, 4/21/20		145	145,059
3.30%, 1/11/23		110	112,167
3.88%, 8/01/25		201	207,937
3.50%, 4/19/26		132	132,450
3.25%, 10/21/27		70	67,643
4.88%, 4/01/44		15	16,794
4.44%, 1/20/48 (a)		175	185,094
Barclays PLC:
4.84%, 5/09/28		200	204,458
4.95%, 1/10/47		200	213,428
BB&T Corp.:
2.45%, 1/15/20		92	93,028
2.75%, 4/01/22		579	587,554
BNP Paribas SA, 2.95%, 5/23/22 (c)		240	242,390
Citigroup, Inc.:
1.80%, 2/05/18		205	205,155
2.50%, 9/26/18		208	209,410
2.50%, 7/29/19		285	287,560
2.90%, 12/08/21		835	843,461
3.50%, 5/15/23		66	66,962
3.88%, 3/26/25		53	53,328
4.13%, 7/25/28		223	226,373
4.75%, 5/18/46		191	200,492
Citizens Bank N.A.:
2.25%, 3/02/20		277	276,741
2.65%, 5/26/22		250	249,327
HSBC Holdings PLC:
2.65%, 1/05/22		477	475,900
4.04%, 3/13/28 (a)		200	207,156
ING Groep NV, 3.95%, 3/29/27		200	207,969
Intesa Sanpaolo SpA, 5.02%, 6/26/24 (c)		206	208,916
JPMorgan Chase & Co.:
2.20%, 10/22/19		111	111,355
2.75%, 6/23/20		29	29,485
2.55%, 10/29/20		171	172,435

Corporate Bonds		Par (000)	Value
Banks (continued)
2.97%, 1/15/23	USD	420	$424,996
3.88%, 9/10/24		130	134,127
3.90%, 7/15/25		104	108,458
4.25%, 10/01/27		65	67,802
3.78%, 2/01/28 (a)		137	140,099
Mizuho Financial Group, Inc., 2.95%, 2/28/22		472	476,064
Royal Bank of Scotland Group PLC:
3.50%, 5/15/23 (a)		210	211,362
2.65%, 5/15/23 (a)		580	584,698
3.88%, 9/12/23		383	391,085
Santander UK Group Holdings PLC, 2.88%, 8/05/21		215	215,494
Sumitomo Mitsui Trust Bank Ltd., 2.05%, 3/06/19 (c)		505	504,996
U.S. Bancorp:
2.95%, 7/15/22		135	137,318
3.15%, 4/27/27		80	80,133
Washington Mutual Bank:
0.00%, 5/01/09 (e)(g)		400	89,250
0.00%, 11/06/09 (e)(g)		100	22,313
Wells Fargo & Co.:
2.60%, 7/22/20		68	68,959
2.55%, 12/07/20		90	91,032
2.10%, 7/26/21		70	69,061
3.00%, 4/22/26		54	52,739
3.58%, 5/22/28 (a)		250	252,658
4.90%, 11/17/45		52	56,700
4.75%, 12/07/46		137	146,271

			10,565,642
Beverages — 0.2%
Anheuser-Busch InBev Finance, Inc.:
2.65%, 2/01/21		84	85,126
3.30%, 2/01/23		140	144,162
4.70%, 2/01/36		65	71,542
4.90%, 2/01/46		358	404,053
Anheuser-Busch InBev Worldwide, Inc., 3.75%, 7/15/42		46	44,521

			749,404
Biotechnology — 0.2%
AbbVie, Inc.:
2.50%, 5/14/20		100	101,159
2.90%, 11/06/22		103	103,969
4.50%, 5/14/35		120	126,556
Amgen, Inc.:
2.13%, 5/01/20		87	87,130
4.40%, 5/01/45		85	87,308
Gilead Sciences, Inc.:
2.35%, 2/01/20		25	25,239
2.50%, 9/01/23		60	59,111
4.60%, 9/01/35		29	31,094
4.00%, 9/01/36		240	238,653
4.50%, 2/01/45		39	40,429

			900,648
Building Products — 0.0%
Johnson Controls International PLC, 5.13%, 9/14/45		63	72,445
Capital Markets — 0.7%
Bank of New York Mellon Corp., 2.05%, 5/03/21		231	228,886
Credit Suisse Group Funding Guernsey Ltd., 2.75%, 3/26/20		250	251,966
Goldman Sachs Group, Inc.: 2.63%, 1/31/19		297	300,002

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2017	33

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Corporate Bonds		Par (000)	Value
Capital Markets (continued)
2.00%, 4/25/19	USD	48	$47,979
2.75%, 9/15/20		71	71,855
2.63%, 4/25/21		103	103,204
2.35%, 11/15/21		254	250,582
3.50%, 1/23/25		60	60,652
3.75%, 5/22/25		89	91,135
Jefferies Group LLC, 6.50%, 1/20/43		30	33,903
Moody’s Corp.:
2.75%, 12/15/21		117	117,982
3.25%, 1/15/28 (c)		140	137,849
Morgan Stanley:
2.80%, 6/16/20		130	131,890
2.63%, 11/17/21		478	477,295
2.75%, 5/19/22		660	659,857
3.75%, 2/25/23		85	88,384
3.70%, 10/23/24		119	122,125
Northern Trust Corp., 3.38%, 5/08/32 (a)		85	84,963
State Street Corp., 2.65%, 5/19/26		38	36,830

			3,297,339
Chemicals — 0.1%
Agrium, Inc., 4.13%, 3/15/35 (h)		55	54,733
Dow Chemical Co.:
4.38%, 11/15/42		32	33,051
4.63%, 10/01/44		20	21,287
E.I. du Pont de Nemours & Co., 2.20%, 5/01/20		45	45,244
Eastman Chemical Co., 4.80%, 9/01/42		28	30,057
Monsanto Co., 3.60%, 7/15/42		48	41,751
Sherwin-Williams Co.:
4.00%, 12/15/42		26	24,952
4.50%, 6/01/47		35	36,674

			287,749
Commercial Services & Supplies — 0.1%
Aviation Capital Group Corp., 2.88%, 9/17/18 (c)		155	156,492
Cia Latinoamericana de Infraestructura & Servicios SA, 9.50%, 7/20/23 (c)		1	1,037
Pitney Bowes, Inc., 3.88%, 5/15/22		460	459,883
Waste Management, Inc., 3.90%, 3/01/35		42	43,358

			660,770
Communications Equipment — 0.0%
Harris Corp., 2.70%, 4/27/20		39	39,404
Juniper Networks, Inc., 3.30%, 6/15/20		79	80,902

			120,306
Construction Materials — 0.0%
LafargeHolcim Finance U.S. LLC, 4.75%, 9/22/46 (c)		200	208,043
Consumer Finance — 0.4%
American Express Credit Corp.:
2.25%, 8/15/19		119	120,025
3.30%, 5/03/27		35	34,971
Capital One Financial Corp.:
4.75%, 7/15/21		5	5,395
3.75%, 3/09/27		140	139,492
Discover Financial Services, 4.10%, 2/09/27		47	47,081
General Motors Financial Co., Inc.:
2.63%, 7/10/17		250	250,025
3.10%, 1/15/19		43	43,588
3.70%, 11/24/20		117	121,056
3.20%, 7/06/21		202	204,270
3.15%, 6/30/22		555	555,859

Corporate Bonds		Par (000)	Value
Consumer Finance (continued)
4.00%, 1/15/25	USD	55	$55,234
Synchrony Financial:
2.60%, 1/15/19		90	90,481
2.70%, 2/03/20		52	52,264
4.50%, 7/23/25		30	30,851

			1,750,592
Containers & Packaging — 0.0%
Reynolds Group Issuer, Inc., 5.75%, 10/15/20		90	92,101
Diversified Consumer Services — 0.0%
Wesleyan University, 4.78%, 7/01/16		79	77,271
Diversified Financial Services — 0.4%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust:
4.63%, 10/30/20		220	233,810
3.50%, 5/26/22		190	194,986
BHP Billiton Finance USA Ltd., 5.00%, 9/30/43		58	67,117
BP Capital Markets PLC, 3.22%, 4/14/24		210	212,074
Enel Finance International NV:
2.88%, 5/25/22 (c)		200	200,277
3.63%, 5/25/27 (c)		200	198,069
Glencore Funding LLC, 4.00%, 3/27/27 (c)		173	170,214
Hyundai Capital America, 2.55%, 4/03/20 (c)		402	400,994
Shell International Finance BV:
4.13%, 5/11/35		88	91,623
3.63%, 8/21/42		46	43,032
UBS Group Funding Switzerland AG, 4.25%, 3/23/28 (c)		310	323,866
Woodside Finance Ltd., 3.65%, 3/05/25 (c)		15	14,946

			2,151,008
Diversified Telecommunication Services — 0.4%
AT&T Inc.:
3.80%, 3/01/24		120	122,713
5.25%, 3/01/37		125	133,172
6.38%, 3/01/41		45	52,550
4.30%, 12/15/42		17	15,787
4.75%, 5/15/46		45	44,127
Orange SA, 5.50%, 2/06/44		35	41,784
Telefonica Emisiones SAU, 4.10%, 3/08/27		173	178,734
Verizon Communications, Inc.:
1.72%, 5/22/20 (a)		1,120	1,120,840
4.40%, 11/01/34		68	67,378
4.86%, 8/21/46		182	182,031

			1,959,116
Electric Utilities — 0.1%
Baltimore Gas & Electric Co., 3.50%, 8/15/46		35	33,369
Emera U.S. Finance LP:
2.15%, 6/15/19		101	100,906
2.70%, 6/15/21		72	72,110
Exelon Corp.:
2.85%, 6/15/20		90	91,434
2.45%, 4/15/21		28	27,923
4.95%, 6/15/35		21	22,990
Great Plains Energy, Inc., 3.90%, 4/01/27		168	169,953
Southern California Edison Co., 1.25%, 11/01/17		49	48,971
Southern Co. Gas Capital Corp., 4.40%, 5/30/47		85	86,694
Trans-Allegheny Interstate Line Co., 3.85%, 6/01/25 (c)		79	81,924

			736,274

See Notes to Financial Statements.

34	BLACKROCK SERIES FUND, INC.	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Corporate Bonds		Par (000)	Value
Electronic Equipment, Instruments & Components — 0.0%
Amphenol Corp., 3.20%, 4/01/24	USD	59	$59,601
Energy Equipment & Services — 0.0%
Halliburton Co., 3.80%, 11/15/25		110	112,731
Nabors Industries, Inc., 5.50%, 1/15/23 (c)		46	43,585
Schlumberger Holdings Corp., 3.00%, 12/21/20 (c)		77	78,401

			234,717
Equity Real Estate Investment Trusts (REITs) — 0.1%
American Tower Corp.:
3.30%, 2/15/21		71	72,855
3.50%, 1/31/23		19	19,486
4.40%, 2/15/26		14	14,674
Crown Castle International Corp.:
3.40%, 2/15/21		33	33,886
2.25%, 9/01/21		120	118,056

			258,957
Food & Staples Retailing — 0.0%
Walgreens Boots Alliance, Inc.:
4.80%, 11/18/44		126	134,083
4.65%, 6/01/46		6	6,280

			140,363
Food Products — 0.0%
Arcor SAIC, 6.00%, 7/06/23 (c)		14	14,875
Post Holdings, Inc., 6.00%, 12/15/22 (c)		90	95,400

			110,275
Health Care Equipment & Supplies — 0.2%
Becton Dickinson and Co.:
2.13%, 6/06/19		255	255,387
2.68%, 12/15/19		61	61,747
2.89%, 6/06/22		185	185,578
4.69%, 12/15/44		20	20,597
Boston Scientific Corp., 2.65%, 10/01/18		101	101,927
Medtronic Global Holdings SCA, 3.35%, 4/01/27		170	173,310
Medtronic, Inc., 4.38%, 3/15/35		10	10,923
Stryker Corp., 4.63%, 3/15/46		23	25,127

			834,596
Health Care Providers & Services — 0.3%
Aetna, Inc.:
4.50%, 5/15/42		27	29,163
4.13%, 11/15/42		25	25,454
4.75%, 3/15/44		30	33,724
Anthem, Inc.:
1.88%, 1/15/18		287	287,238
2.30%, 7/15/18		194	195,092
Series A, 3.70%, 8/15/21		7	7,302
Baylor Scott & White Holdings, 4.19%, 11/15/45		40	40,896
Catholic Health Initiatives, 4.35%, 11/01/42		30	27,077
Cigna Corp., 3.25%, 4/15/25		105	105,409
HCA, Inc., 3.75%, 3/15/19		90	91,800
Kaiser Foundation Hospitals, 4.15%, 5/01/47		56	58,024
Laboratory Corp. of America Holdings, 2.63%, 2/01/20		85	85,700
New York & Presbyterian Hospital, 3.56%, 8/01/36		27	26,205
Ochsner Clinic Foundation, 5.90%, 5/15/45		35	43,481
RWJ Barnabas Health, Inc., 3.95%, 7/01/46		15	14,759
Southern Baptist Hospital of Florida, Inc., 4.86%, 7/15/45		35	38,940

Corporate Bonds		Par (000)	Value
Health Care Providers & Services (continued)
SSM Health Care Corp., 3.82%, 6/01/27	USD	54	$55,337
UnitedHealth Group, Inc.:
2.70%, 7/15/20		48	49,010
4.63%, 7/15/35		20	22,478
4.20%, 1/15/47		25	26,372

			1,263,461
Hotels, Restaurants & Leisure — 0.0%
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc., 9.38%, 5/01/22		80	86,800
McDonald’s Corp.:
4.70%, 12/09/35		23	25,385
4.88%, 12/09/45		27	30,101
4.45%, 3/01/47		56	58,906

			201,192
Household Durables — 0.0%
Newell Brands, Inc., 2.88%, 12/01/19		30	30,515
Independent Power and Renewable Electricity Producers — 0.0%
Genneia SA, 8.75%, 1/20/22 (c)		12	12,760
Industrial Conglomerates — 0.0%
Eaton Corp., 2.75%, 11/02/22		49	49,267
General Electric Co., 4.50%, 3/11/44		114	126,649

			175,916
Insurance — 0.1%
Allstate Corp., 4.20%, 12/15/46		69	71,934
American International Group, Inc.:
3.75%, 7/10/25		79	80,468
3.88%, 1/15/35		22	21,328
4.50%, 7/16/44		30	30,506
Aon PLC, 4.75%, 5/15/45		70	75,740
Marsh & McLennan Cos., Inc.:
3.75%, 3/14/26		19	19,782
4.35%, 1/30/47		27	28,855
Principal Financial Group, Inc., 4.30%, 11/15/46		100	104,026
Travelers Cos., Inc.:
4.60%, 8/01/43		45	50,191
4.00%, 5/30/47		75	76,723
Willis North America, Inc., 3.60%, 5/15/24		11	11,111

			570,664
IT Services — 0.1%
DXC Technology Co., 2.88%, 3/27/20 (c)		63	63,792
Fidelity National Information Services, Inc.:
3.63%, 10/15/20		13	13,618
4.50%, 8/15/46		150	153,872
Total System Services, Inc., 4.80%, 4/01/26		124	134,980
Visa, Inc., 4.15%, 12/14/35		51	55,256

			421,518
Machinery — 0.0%
Ingersoll-Rand Luxembourg Finance SA, 4.65%, 11/01/44		16	17,255
Media — 0.5%
21st Century Fox America, Inc.:
4.75%, 9/15/44		10	10,527
4.95%, 10/15/45		12	12,990
CBS Corp., 2.30%, 8/15/19		107	107,699
Charter Communications Operating LLC/Charter Communications Operating Capital:
4.46%, 7/23/22		225	239,730

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2017	35

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Corporate Bonds		Par (000)	Value
Media (continued)
4.91%, 7/23/25	USD	39	$42,132
3.75%, 2/15/28 (c)		370	364,540
6.38%, 10/23/35		76	90,087
6.48%, 10/23/45		280	336,060
5.38%, 5/01/47 (c)		120	126,953
Comcast Corp.:
3.38%, 8/15/25		91	93,358
4.25%, 1/15/33		35	37,302
4.40%, 8/15/35		79	84,920
3.20%, 7/15/36		140	131,028
4.75%, 3/01/44		85	94,586
4.60%, 8/15/45		54	58,886
3.40%, 7/15/46		42	38,245
CSC Holdings LLC, 7.63%, 7/15/18		80	84,400
Discovery Communications LLC, 3.80%, 3/13/24		67	67,747
Interpublic Group of Cos., Inc., 4.00%, 3/15/22		72	75,502
NBCUniversal Media LLC, 4.45%, 1/15/43		55	58,392
Time Warner Cable LLC:
5.00%, 2/01/20		89	94,945
4.00%, 9/01/21		25	26,133
5.50%, 9/01/41		29	31,165
4.50%, 9/15/42		9	8,563
Time Warner, Inc.:
2.10%, 6/01/19		143	143,059
3.60%, 7/15/25		64	63,855
4.85%, 7/15/45		47	48,395
Viacom, Inc., 2.75%, 12/15/19		31	31,351

			2,602,550
Metals & Mining — 0.1%
Barrick Gold Corp., 5.25%, 4/01/42		59	67,130
Newmont Mining Corp.:
3.50%, 3/15/22		120	124,094
4.88%, 3/15/42		69	72,908
Nucor Corp., 5.20%, 8/01/43		21	24,641
Rio Tinto Finance USA PLC, 4.13%, 8/21/42		70	72,233
Steel Dynamics, Inc., 5.13%, 10/01/21		38	39,025

			400,031
Multi-Utilities — 0.1%
Dominion Energy Gas Holdings LLC, 4.60%, 12/15/44		54	56,425
NiSource Finance Corp., 3.49%, 5/15/27		90	90,619
Pacific Gas & Electric Co.:
4.75%, 2/15/44		19	21,624
4.30%, 3/15/45		46	49,272
Virginia Electric & Power Co.:
3.50%, 3/15/27		97	99,740
4.45%, 2/15/44		26	28,405
4.20%, 5/15/45		28	29,395

			375,480
Oil, Gas & Consumable Fuels — 0.7%
Anadarko Petroleum Corp.:
7.95%, 6/15/39		41	51,612
4.50%, 7/15/44		30	27,492
Apache Corp., 4.25%, 1/15/44		53	49,643
Canadian Natural Resources Ltd.:
2.95%, 1/15/23		130	128,964
3.85%, 6/01/27		170	168,623
Cenovus Energy, Inc., 4.25%, 4/15/27 (c)		190	180,999
Devon Energy Corp.:
3.25%, 5/15/22		95	94,415

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
5.85%, 12/15/25	USD	125	$142,048
5.60%, 7/15/41		75	77,893
Enbridge, Inc.:
2.90%, 7/15/22		90	89,820
3.70%, 7/15/27		70	69,948
Endeavor Energy Resources LP/EER Finance, Inc., 7.00%, 8/15/21 (c)		90	93,150
Energy Transfer LP, 6.13%, 12/15/45		95	102,826
Enterprise Products Operating LLC:
5.10%, 2/15/45		23	25,257
4.90%, 5/15/46		67	72,047
EOG Resources, Inc.:
4.15%, 1/15/26		52	54,635
3.90%, 4/01/35		10	9,698
Exxon Mobil Corp.:
1.82%, 3/15/19		84	84,331
4.11%, 3/01/46		65	68,569
Halcon Resources Corp., 12.00%, 2/15/22 (c)		30	33,900
Hess Corp., 4.30%, 4/01/27		199	194,380
Kinder Morgan Energy Partners LP:
3.50%, 3/01/21		85	87,038
3.95%, 9/01/22		100	103,319
Kinder Morgan, Inc.:
3.05%, 12/01/19		40	40,695
5.05%, 2/15/46		39	39,164
MPLX LP, 5.20%, 3/01/47		35	36,046
NGPL PipeCo LLC, 7.12%, 12/15/17 (c)		85	86,594
Noble Energy, Inc., 5.05%, 11/15/44		58	59,567
Petro-Canada, 6.80%, 5/15/38 (h)		50	65,162
Pioneer Natural Resources Co., 4.45%, 1/15/26		30	31,544
Plains All American Pipeline LP/PAA Finance Corp., 4.65%, 10/15/25		70	71,749
Resolute Energy Corp., 8.50%, 5/01/20		90	89,550
Sabine Pass Liquefaction LLC:
5.63%, 4/15/23		100	111,160
4.20%, 3/15/28 (c)		60	60,619
Spectra Energy Partners LP, 4.50%, 3/15/45		89	87,714
Sunoco Logistics Partners Operations LP:
3.90%, 7/15/26		21	20,605
5.35%, 5/15/45		30	29,405
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.50%, 10/15/19		90	94,950
TransCanada PipeLines Ltd.:
1.88%, 1/12/18		59	59,079
2.50%, 8/01/22		70	69,914
Western Refining Logistics LP/WNRL Finance Corp., 7.50%, 2/15/23		90	96,975
Williams Partners LP, 4.00%, 9/15/25		118	120,172

			3,281,271
Paper & Forest Products — 0.0%
Georgia-Pacific LLC, 7.38%, 12/01/25		67	85,248
Pharmaceuticals — 0.3%
Allergan Funding SCS:
2.35%, 3/12/18		195	195,814
3.00%, 3/12/20		316	322,705
3.80%, 3/15/25		331	342,370
4.55%, 3/15/35		69	73,646
4.75%, 3/15/45		51	55,053
Mylan NV, 5.25%, 6/15/46		41	44,850
Pfizer, Inc., 4.00%, 12/15/36		107	113,041
Teva Pharmaceutical Finance Co. BV, 3.65%, 11/10/21		56	57,827

See Notes to Financial Statements.

36	BLACKROCK SERIES FUND, INC.	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Corporate Bonds		Par (000)	Value
Pharmaceuticals (continued)
Teva Pharmaceutical Finance Netherlands III BV, 2.80%, 7/21/23	USD	56	$54,468

			1,259,774
Road & Rail — 0.1%
Burlington Northern Santa Fe LLC:
4.15%, 4/01/45		16	16,725
4.70%, 9/01/45		11	12,388
4.13%, 6/15/47		73	76,764
CSX Corp., 4.25%, 11/01/66		43	42,388
Norfolk Southern Corp., 6.00%, 5/23/2111		31	37,325
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.40%, 11/15/26 (c)		139	136,591
Union Pacific Corp.:
3.38%, 2/01/35		34	33,625
3.88%, 2/01/55		37	35,714
Union Pacific Railroad Co. Pass-Through Trust, Series 2014-1, 3.23%, 5/14/26		57	58,156

			449,676
Semiconductors & Semiconductor Equipment — 0.5%
Analog Devices, Inc.:
3.90%, 12/15/25		19	19,749
3.50%, 12/05/26		164	165,277
5.30%, 12/15/45		18	20,617
Applied Materials, Inc.:
3.30%, 4/01/27		112	113,820
4.35%, 4/01/47		39	41,395
Broadcom Corp./Broadcom Cayman Finance Ltd.:
2.38%, 1/15/20 (c)		545	545,792
3.00%, 1/15/22 (c)		527	531,710
3.63%, 1/15/24 (c)		483	494,108
Lam Research Corp.:
2.75%, 3/15/20		60	60,764
2.80%, 6/15/21		80	81,152
QUALCOMM, Inc.:
2.60%, 1/30/23		125	124,544
4.80%, 5/20/45		41	44,999
Xilinx, Inc., 2.95%, 6/01/24		55	55,148

			2,299,075
Software — 0.2%
Autodesk, Inc., 3.50%, 6/15/27		185	181,927
Microsoft Corp.:
3.50%, 2/12/35		69	69,569
3.45%, 8/08/36		114	114,071
3.70%, 8/08/46		243	240,458
4.25%, 2/06/47		310	335,623
Oracle Corp.:
3.25%, 5/15/30		66	66,320
3.90%, 5/15/35		39	40,189
4.00%, 7/15/46		74	74,732
4.38%, 5/15/55		26	27,303

			1,150,192
Technology Hardware, Storage & Peripherals — 0.3%
Apple Inc.:
3.00%, 2/09/24		138	140,093
2.85%, 5/11/24		445	447,156
3.45%, 2/09/45		44	41,345
4.65%, 2/23/46		318	356,453
Dell International LLC/EMC Corp.:
5.45%, 6/15/23 (c)		176	190,990
8.35%, 7/15/46 (c)		73	94,212
Hewlett Packard Enterprise Co.:
2.85%, 10/05/18		205	206,754

Corporate Bonds		Par (000)	Value
Technology Hardware, Storage & Peripherals (continued)
3.60%, 10/15/20	USD	101	$104,141
HP, Inc., 3.75%, 12/01/20		21	21,980
Seagate HDD Cayman, 5.75%, 12/01/34		3	3,001

			1,606,125
Tobacco — 0.0%
Reynolds American, Inc.:
2.30%, 6/12/18		70	70,305
3.25%, 6/12/20		30	30,886

			101,191
Trading Companies & Distributors — 0.1%
Air Lease Corp.:
2.63%, 7/01/22		175	173,449
3.00%, 9/15/23		209	207,798
3.63%, 4/01/27		103	103,010
GATX Corp.:
2.60%, 3/30/20		67	67,694
3.85%, 3/30/27		43	43,276

			595,227
Wireless Telecommunication Services — 0.1%
Rogers Communications, Inc., 5.00%, 3/15/44		20	22,622
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 3.36%, 9/20/21 (c)		281	283,459
Vodafone Group PLC, 4.38%, 2/19/43		40	39,500

			345,581
Total Corporate Bonds — 8.9%			44,513,661

Foreign Agency Obligations
Argentina — 0.0%
Petrobras Argentina SA, 7.38%, 7/21/23 (c)		27	28,478
YPF SA:
8.88%, 12/19/18 (c)		33	35,356
8.50%, 3/23/21 (c)		6	6,674

			70,508
Brazil — 0.1%
Petrobras Global Finance BV:
5.75%, 1/20/20		12	12,452
4.88%, 3/17/20		12	12,241
5.38%, 1/27/21		143	145,388
8.38%, 5/23/21		192	214,921
6.13%, 1/17/22		11	11,347
8.75%, 5/23/26		2	2,300
7.38%, 1/17/27		14	14,812

			413,461
Mexico — 0.0%
Petroleos Mexicanos, 6.50%, 3/13/27 (c)		134	143,949
Total Foreign Agency Obligations — 0.1%			627,918

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2017	37

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Foreign Government Obligations		Par (000)	Value
Argentina — 0.1%
Republic of Argentina:
6.25%, 4/22/19	USD	303	$317,393
5.63%, 1/26/22		173	177,152
7.82%, 12/31/33	EUR	54	64,993
7.13%, 6/28/2117 (c)	USD	42	38,115

			597,653
Colombia — 0.1%
Republic of Colombia, 4.00%, 2/26/24		480	498,240
Hungary — 0.0%
Republic of Hungary, 5.38%, 3/25/24		140	157,600
Indonesia — 0.1%
Republic of Indonesia:
8.38%, 3/15/24	IDR	404,000	32,909
8.38%, 9/15/26	2,182,000		180,585
7.00%, 5/15/27	1,108,000		84,176
9.00%, 3/15/29		135,000	11,536

			309,206
Lebanon — 0.0%
Lebanese Republic, 6.85%, 3/23/27	USD	87	87,590
Mexico — 0.6%
United Mexican States:
Series M, 4.75%, 6/14/18	MXN	36	194,396
Series M, 5.00%, 12/11/19		314	1,667,273
4.15%, 3/28/27	USD	832	861,536

			2,723,205
Panama — 0.0%
Republic of Panama, 3.75%, 3/16/25		200	206,000
Peru — 0.0%
Republic of Peru, 7.35%, 7/21/25		150	195,900
Philippines — 0.1%
Republic of the Philippines, 5.50%, 3/30/26		200	240,256
Russia — 0.3%
Russian Federation:
7.50%, 8/18/21	RUB	35,146	588,498
7.40%, 12/07/22		7,185	119,756
7.75%, 9/16/26		10,156	172,381
8.15%, 2/03/27		25,523	450,261
7.05%, 1/19/28		15,036	242,845

			1,573,741
South Africa — 0.1%
Republic of South Africa, 6.25%, 3/31/36	ZAR	4,796	258,793
Turkey — 0.2%
Republic of Turkey:
10.50%, 1/15/20	TRY	440	124,880
7.00%, 6/05/20	USD	117	127,931
9.20%, 9/22/21	TRY	580	157,675
11.00%, 3/02/22		1,205	348,987
8.80%, 9/27/23		330	87,390
7.38%, 2/05/25	USD	88	101,907

			948,770
Uruguay — 0.0%
Republic of Uruguay, 4.38%, 10/27/27		140	148,750
Total Foreign Government Obligations — 1.6%			7,945,704

Investment Companies		Shares	Value
iShares Core U.S. Aggregate Bond ETF (i)		162,425	$17,787,162
iShares iBoxx $ High Yield Corporate Bond ETF (i)		18,030	1,593,672
Total Investment Companies — 3.9%			19,380,834

Non-Agency Mortgage-Backed Securities		Par (000)
Ajax Mortgage Loan Trust, Series 2016-A, Class A, 4.25%, 8/25/64 (b)(c)	USD	88	89,074
American Home Mortgage Assets Trust, Series 2006-3, Class 2A11, 1.67%, 10/25/46 (a)		84	70,974
Angel Oak Mortgage Trust I LLC, Series 2016-1, Class A1, 3.50%, 7/25/46 (b)(c)		67	66,784
Angel Oak Mortgage Trust LLC, Series 2015-1, Class A, 4.50%, 11/25/45 (b)(c)		22	22,400
APS Resecuritization Trust:
Series 2016-3, Class 3A, 3.84%, 9/27/46 (a)(c)(d)		153	154,697
Series 2016-3, Class 4A, 3.59%, 4/27/47 (a)(c)(d)		85	85,564
Banc of America Funding Trust, Series 2016-R2, Class 1A1, 4.70%, 5/01/33 (a)(c)(d)		183	185,778
COLT LLC, Series 2015-1, Class A1V, 4.02%, 12/26/45 (a)(c)		26	25,920
Countrywide Alternative Loan Trust:
Series 2005-72, Class A3, 1.52%, 1/25/36 (a)		34	30,109
Series 2006-OA21, Class A1, 1.40%, 3/20/47 (a)		1,183	991,978
Series 2007-OA3, Class 1A1, 1.36%, 4/25/47 (a)		49	43,871
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-OA4, Class A1, 1.69%, 4/25/46 (a)		71	36,952
Deephaven Residential Mortgage Trust, Series 2016-1A, Class A1, 4.00%, 7/25/46 (c)(d)		125	126,540
Deutsche ALT-A Securities, Inc., Series 2007-RS1, Class A2, 1.72%, 1/27/37 (a)(c)		16	30,408
GreenPoint Mortgage Funding Trust, Series 2006-AR2, Class 4A1, 2.73%, 3/25/36 (a)		12	10,940
GSMPS Mortgage Loan Trust:
Series 2005-RP2, Class 1AF, 1.57%, 3/25/35 (a)(c)		46	40,846
Series 2006-RP1, Class 1AF1, 1.37%, 1/25/36 (a)(c)		34	28,719
Impac Secured Assets CMN Owner Trust, Series 2004-3, Class 1A4, 1.82%, 11/25/34 (a)		26	25,411
JPMorgan Alternative Loan Trust, Series 2007-A1, Class 1A4, 1.43%, 3/25/37 (a)		70	52,842
JPMorgan Mortgage Trust, Series 2017-2, Class A6, 3.00%, 5/25/47 (a)(c)(d)		149	150,518
LSTAR Securities Investment Ltd., Series 2017-2, Class A1, 3.05%, 2/01/22 (a)(c)(d)		204	204,233
LSTAR Securities Investment Trust, Series 2016-5, Class A1, 3.05%, 11/01/21 (a)(c)(d)		143	144,265

See Notes to Financial Statements.

38	BLACKROCK SERIES FUND, INC.	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Morgan Stanley Resecuritization Trust, Series 2014-R8, Class 3B1, 1.41%, 6/26/47 (a)(c)(d)	USD	87	$81,405
Nomura Resecuritization Trust, Series 2014-3R, Class 3A9, 1.51%, 11/26/35 (a)(c)		100	90,776
RALI Trust:
Series 2006-QO6, Class A2, 1.45%, 6/25/46 (a)		35	15,538
Series 2007-QH6, Class A1, 1.41%, 7/25/37 (a)		52	46,860
Structured Asset Mortgage Investments II Trust, Series 2006-AR4, Class 3A1, 1.21%, 6/25/36 (a)		24	21,702
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-RF4, Class 2A1, 6.00%, 10/25/36 (c)		35	30,852
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class CRB1, 3.28%, 10/25/35 (a)		34	26,610

			2,932,566
245 Park Avenue Trust, Series 2017-245P, Class E, 3.78%, 6/05/37 (a)(c)		250	234,507
Banc of America Commercial Mortgage Trust:
Series 2007-1, Class AMFX, 5.48%, 1/15/49 (a)		11	10,939
Series 2007-3, Class AJ, 5.87%, 6/10/49 (a)		5	5,082
Series 2007-5, Class AM, 5.77%, 2/10/51 (a)		130	131,444
Barclays Commercial Mortgage Trust:
Series 2015-SLP, Class D, 4.36%, 2/15/28 (a)(c)		100	100,153
Series 2015-SRCH, Class A1, 3.31%, 8/10/35 (c)		100	102,433
Bayview Commercial Asset Trust:
Series 2005-4A, Class A1, 1.52%, 1/25/36 (a)(c)		37	34,510
Series 2005-4A, Class M1, 1.67%, 1/25/36 (a)(c)		28	26,068
Series 2006-1A, Class A2, 1.58%, 4/25/36 (a)(c)		19	16,969
Series 2006-3A, Class A2, 1.52%, 10/25/36 (a)(c)		27	24,729
Series 2007-4A, Class A1, 1.67%, 9/25/37 (a)(c)		92	80,791
Series 2007-5A, Class A3, 2.22%, 10/25/37 (a)(c)		77	74,369
Series 2008-4, Class A3, 3.97%, 7/25/38 (a)(c)		40	41,822
BHMS Mortgage Trust, Series 2014-ATLS, Class AFL, 2.49%, 7/05/33 (a)(c)		334	333,700
BWAY Mortgage Trust:
Series 2013-1515, Class C, 3.45%, 3/10/33 (c)		100	99,703
Series 2013-1515, Class F, 4.06%, 3/10/33 (a)(c)		100	97,302
BXP Trust, Series 2017-GM, Class A, 3.38%, 6/13/39 (c)(d)		35	36,047
CCRESG Commercial Mortgage Trust, Series 2016-HEAT, Class D, 5.67%, 4/10/29 (a)(c)		10	10,158
CDGJ Commercial Mortgage Trust, Series 2014-BXCH, Class A, 2.56%, 12/15/27 (a)(c)		186	185,810
Chicago Skyscraper Trust:
Series 2017-SKY, Class D, 3.66%, 2/15/30 (a)(c)		100	101,252
Series 2017-SKY, Class E, 4.46%, 2/15/30 (a)(c)		100	101,252

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Citigroup Commercial Mortgage Trust:
Series 2013-GC11, Class D, 4.60%, 4/10/46 (a)(c)	USD	190	$176,288
Series 2016-C1, Class C, 5.12%, 5/10/49 (a)		30	30,392
Series 2017-P7, Class A4, 3.71%, 4/14/50		40	41,755
Citigroup/Deutsche Bank Commercial Mortgage Trust:
Series 2007-CD5, Class AMA, 6.51%, 11/15/44 (a)		138	139,154
Series 2017-CD3, Class A4, 3.63%, 2/10/50 (a)		10	10,410
Citigroup/Deutsche Bank Mortgage Trust, Series 2006-CD3, Class AM, 5.65%, 10/15/48		220	223,736
CLNS Trust, Series 2017-IKPR, Class E, 4.50%, 6/11/32 (a)(c)		50	50,187
Commercial Mortgage Pass-Through Certificates:
Series 2007-C9, Class AJFL, 1.68%, 12/10/49 (a)(c)		59	59,335
Series 2014-CR16, Class A4, 4.05%, 4/10/47		87	92,677
Series 2014-CR17, Class A5, 3.98%, 5/10/47		123	130,515
Series 2014-CR18, Class A4, 3.55%, 5/15/24		10	10,332
Series 2014-CR19, Class A5, 3.80%, 8/10/24		30	31,502
Series 2014-LC15, Class A4, 4.01%, 4/10/47		20	21,243
Series 2014-TWC, Class B, 2.83%, 2/13/32 (a)(c)		100	100,343
Series 2015-CR23, Class C, 4.40%, 5/10/48		10	9,493
Series 2015-CR23, Class CMD, 3.81%, 5/10/48 (a)(c)		110	107,643
Series 2015-CR25, Class C, 4.70%, 8/10/48 (a)		110	110,833
Core Industrial Trust, Series 2015-TEXW, Class F, 3.98%, 2/10/34 (a)(c)		100	96,309
Cosmopolitan Hotel Trust, Series 2016-CSMO, Class A, 2.56%, 11/15/33 (a)(c)		100	100,751
Countrywide Alternative Loan Trust, Series 2006-OA9, Class 2A1B 1.41%, 7/20/46 (a)		191	116,383
Countrywide Commercial Mortgage Trust, Series 2007-MF1, Class A, 6.48%, 11/12/43 (a)(c)		7	6,989
Credit Suisse Commercial Mortgage Trust, Series 2008-C1, Class A3, 6.52%, 2/15/41 (a)		39	39,408
Credit Suisse Mortgage Capital Certificates:
Series 17-1, Class A, 4.50%, 3/25/21		407	406,929
Series 2015-GLPB, Class A, 3.64%, 11/15/34 (c)		100	104,960
CSAIL Commercial Mortgage Trust, Series 2017-C8, Class A4, 3.39%, 6/15/50 (d)		20	20,407
Deutsche Bank JPMorgan Mortgage Trust, Series 2016-C3, Class D, 3.64%, 9/10/49 (a)(c)		73	58,706
FREMF Mortgage Trust:
Series 2017-K64, Class B, 4.12%, 3/25/27 (a)(c)		30	30,197
Series 2017-K725, Class B, 3.88%, 2/25/24 (a)(c)		70	69,977
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class FFX, 3.49%, 12/15/34 (a)(c)		30	29,669

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2017	39

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Non-Agency Mortgage-Backed Securities		Par (000)	Value
GS Mortgage Securities Corp. II, Series 2013-KING, Class E, 3.55%, 12/10/27 (a)(c)	USD	350	$348,294
GS Mortgage Securities Trust, Series 2014-GC24, Class A5, 3.93%, 9/10/47		20	21,175
HMH Trust, Series 2017-NSS, Class A, 3.06%, 6/05/22 (c)(d)		100	101,008
IMT Trust, Series 2017-APTS, Class AFX, 3.48%, 6/15/34 (a)(c)		100	102,994
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2014-C21, Class A5, 3.77%, 6/15/24		30	31,534
Series 2014-C22, Class A4, 3.80%, 9/15/47		10	10,466
Series 2014-CBM, Class E, 5.01%, 10/15/29 (a)(c)		100	100,311
Series 2014-FL6, Class A, 2.56%, 11/15/31 (a)(c)		32	32,219
Series 2016-ATRM, Class D, 5.35%, 10/05/28 (c)		100	101,287
Series 2016-NINE, Class A, 2.85%, 10/06/38 (a)(c)		100	98,053
Lehman Brothers Small Balance Commercial Mortgage Trust, Series 2007-1A, Class 1A, 1.47%, 3/25/37 (a)(c)		37	34,137
Lone Star Portfolio Trust:
Series 2015-LSP, Class A1A2, 2.96%, 9/15/28 (a)(c)		50	50,261
Series 2015-LSP, Class D, 5.16%, 9/15/28 (a)(c)		179	182,291
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2014-C16, Class A5, 3.89%, 6/15/47		50	52,891
Series 2015-C26, Class D, 3.06%, 10/15/48 (c)		65	50,974
Morgan Stanley Re-REMIC Trust, Series 2012-XA, Class A, 2.00%, 7/27/49 (c)		9	9,207
Resource Capital Corp. Ltd.:
Series 2014-CRE2, Class A, 2.05%, 4/15/32 (a)(c)		17	17,399
Series 2017-CRE5, Class A, 1.89%, 7/15/34 (a)(c)		50	50,000
Series 2017-CRE5, Class B, 3.09%, 7/15/34 (a)(c)(d)		20	20,000
STRIPs Ltd., Series 2012-1A, Class B, 0.50%, 12/25/44 (c)(d)		65	63,676
Velocity Commercial Capital Loan Trust, Series 2016-2, Class AFL, 3.02%, 10/25/46 (a)		89	89,973
Waldorf Astoria Boca Raton Trust, Series 2016-BOCA, Class A, 2.51%, 6/15/29 (a)(c)		100	100,310
Wells Fargo Commercial Mortgage Trust:
Series 2014-TISH, Class SCH1, 3.91%, 1/15/27 (a)(c)		300	295,782
Series 2015-C27, Class C, 3.89%, 2/15/48		47	43,606
Series 2015-C31, Class D, 3.85%, 11/15/48		10	7,606
Series 2017-C38, Class A5, 3.45%, 7/15/50		20	20,461
WF-RBS Commercial Mortgage Trust, Series 2014-C21, Class A5, 3.68%, 7/15/24		30	31,279
WF-RBS Commercial Mortgage Trust 2014-C22, 3.91%, 9/15/24 (a)		120	113,208

			6,455,965

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Banc of America Commercial Mortgage Trust, Series 2017-BNK3, Class XB, 0.78%, 2/15/50 (a)	USD	1,000	$52,520
Barclays Commercial Mortgage Trust, Series 2015-SRCH, Class XA, 1.12%, 8/10/35 (a)(c)		1,000	71,550
BB-UBS Trust, Series 2012-SHOW, Class XA, 0.73%, 11/05/36 (a)(c)		4,250	170,439
CFCRE Commercial Mortgage Trust:
Series 2016-C4, Class XA, 1.92%, 5/10/58 (a)		127	14,435
Series 2016-C4, Class XB, 0.89%, 5/10/58 (a)		120	6,611
Citigroup/Deutsche Bank Mortgage Trust, Series 2017-CD3, Class XA, 1.20%, 2/10/50		300	23,238
Commercial Mortgage Pass-Through Certificates:
Series 2015-3BP, Class XA, 0.17%, 2/10/35 (a)(c)		2,522	17,276
Series 2016-DC2, Class XA, 1.22%, 2/10/49 (a)		229	15,372
Core Industrial Trust, Series 2015-TEXW, Class XA, 0.90%, 2/10/34 (a)(c)		1,000	31,733
GS Mortgage Securities Trust:
Series 2016-GS3, Class XA, 1.40%, 10/10/49 (a)		996	86,059
Series 2017-GS5, Class XA, 0.97%, 3/10/50 (a)		999	65,756
JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Class XC, 0.75%, 12/15/49 (a)(c)(d)		1,800	91,260
LSTAR Commercial Mortgage Trust, Series 2017-5, Class X, 1.39%, 3/10/50 (a)(c)		999	56,382
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19, Class XF, 1.34%, 12/15/47 (a)(c)(d)		100	6,346
One Market Plaza Trust:
Series 2017-1MKT, Class XCP, 0.22%, 2/10/32 (a)(c)		1,000	6,300
Series 2017-1MKT, Class XNCP, 0.00%, 2/10/32 (a)(c)		200	—
Wells Fargo Commercial Mortgage Trust:
Series 2015-C27, Class XA, 1.12%, 2/15/48 (a)		981	54,162
Series 2016-C33, 1.97%, 3/15/59 (a)		396	42,921

			812,360
Total Non-Agency Mortgage-Backed Securities — 2.0%			10,200,891

Other Interests (j)		Beneficial Interest (000)
Capital Markets — 0.0%
Lehman Brothers Holdings Capital Trust VII (d)(e)(g)		130	—
Lehman Brothers Holdings, Inc. (d)(e)(g)		490	—
Total Other Interests — 0.0%			—

Preferred Securities
Capital Trusts		Par (000)
Banks — 0.1%
HSBC Holdings PLC, 6.00% (a)(k)		200	206,800

See Notes to Financial Statements.

40	BLACKROCK SERIES FUND, INC.	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Preferred Securities		Par (000)	Value
Capital Markets — 0.0%
Bank of New York Mellon Corp., Series F, 4.63% (a)(k)	USD	137	$138,178
State Street Corp., 2.25%, 6/15/37 (a)		28	25,778

			163,956
Media — 0.0%
NBCUniversal Enterprise, Inc., 5.25% (c)(k)		80	85,029
Multi-Utilities — 0.0%
Dominion Energy, Inc., 2.58%, 7/01/20		105	105,542
Total Capital Trusts — 0.1%			561,327

Trust Preferreds		Shares
Banks — 0.1%
Citigroup Capital XIII, 7.54%, 10/30/40 (a)		16,773	435,763
Total Preferred Securities — 0.2%		USD	997,090

Taxable Municipal Bonds		Par (000)
American Municipal Power, Inc. RB, 6.45%, 2/15/44	USD	15	19,609
Arizona Health Facilities Authority RB, 1.58%, 1/01/37 (a)		40	35,171
Bay Area Toll Authority RB:
6.92%, 4/01/40		80	112,330
7.04%, 4/01/50		95	145,364
Board of Water Commissioners City & County of Denver RB, 5.00%, 9/15/47		60	71,179
Brooklyn Arena Local Development Corp. RB, 5.00%, 7/15/42		40	44,796
Buckeye Tobacco Settlement Financing Authority RB, 5.88%, 6/01/47 (g)		80	77,909
California Health Facilities Financing Authority RB, 5.00%, 8/15/33		20	23,521
California Housing Finance Agency RB, 3.66%, 2/01/29		35	35,145
California Infrastructure & Economic Development Bank RB, 5.00%, 10/01/35-10/01/36		20	24,082
California State Public Works Board RB, 8.36%, 10/01/34		40	59,964
Central Texas Regional Mobility Authority RB, 5.00%, 1/01/45-1/01/46		40	45,093
Chesapeake Bay Bridge & Tunnel District RB, 5.00%, 7/01/51		10	11,174
Chesapeake Bay Bridge & Tunnel District RB AGM, 5.00%, 7/01/41		20	22,999
Chino Valley Unified School District GO, 5.25%, 8/01/47		40	47,974
City of Atlanta, GA Water & Wastewater Revenue RB, 5.00%, 11/01/37		20	23,727
City of Aurora, CO Water Revenue RB, 5.00%, 8/01/46		30	34,974
City of Houston, TX Combined Utility System Revenue RB, 5.00%, 11/15/35		20	23,443
City of Riverside, CA Electric Revenue RB, 7.61%, 10/01/40		25	36,876
City Public Service Board of San Antonio, TX RB, 5.81%, 2/01/41		45	57,504
Clark County School District GO, 5.00%, 6/15/23-6/15/28		85	101,652
Colorado Health Facilities Authority RB, 5.25%, 2/01/31		10	10,557

Taxable Municipal Bonds		Par (000)	Value
Commonwealth Financing Authority RB, 4.14%, 6/01/38	USD	35	$36,234
Commonwealth of Massachusetts GO, 5.00%, 7/01/28		15	18,942
Commonwealth of Puerto Rico GO, 8.00%, 7/01/35 (e)(g)		715	433,469
Connecticut State Health & Educational Facility Authority RB, 5.00%, 7/01/45		70	77,916
Contra Costa Community College District GO, 6.50%, 8/01/34		25	32,272
County of Clark Department of Aviation RB, 5.00%, 7/01/21		30	33,927
County of Clark, NV RB, 5.00%, 7/01/28		20	25,013
County of Guilford, NC GO, 5.00%, 5/01/25-5/01/28		60	75,294
County of Miami-Dade, FL Aviation Revenue RB:
2.50%, 10/01/24		50	48,417
5.00%, 10/01/38		45	50,797
County of Miami-Dade, FL GO, 5.00%, 7/01/35		20	23,376
County of Orange, FL Tourist Development Tax Revenue RB, 5.00%, 10/01/28		20	25,139
Dallas Area Rapid Transit RB, 5.00%, 12/01/41-12/01/46		70	80,091
District of Columbia GO, 5.00%, 6/01/34-6/01/36		90	106,968
District of Columbia RB, 5.59%, 12/01/34		50	61,826
District of Columbia Water & Sewer Authority RB, 5.00%, 10/01/52		40	46,116
Dutchess County Local Development Corp. RB, 5.00%, 7/01/46		50	55,913
Eastern Municipal Water District Financing Authority RB, 5.00%, 7/01/47		30	35,351
Geisinger Authority RB, 5.00%, 2/15/45		30	34,335
Golden State Tobacco Securitization Corp. RB:
5.13%, 6/01/47 (g)		75	74,712
5.75%, 6/01/47		10	10,072
Grant County Public Utility District No. 2 RB, 4.58%, 1/01/40		15	15,523
Great Lakes Water Authority Water Supply System Revenue RB, 5.25%, 7/01/33		5	6,040
Health & Educational Facilities Authority of the State of Missouri RB:
5.00%, 11/15/29		15	17,575
3.65%, 8/15/57		40	39,517
Horry County School District, SC GO, 5.00%, 3/01/25		15	18,364
Kentucky Economic Development Finance Authority RB, 5.25%, 6/01/50		10	10,926
Lone Star College System GO, 5.00%, 8/15/42		40	46,753
Los Angeles Community College District GO, 6.60%, 8/01/42		95	136,904
Los Angeles County Metropolitan Transportation Authority RB, 5.00%, 7/01/38		10	11,898
Los Angeles Department of Water & Power RB, 6.60%, 7/01/50		30	44,208
Los Angeles Department of Water RB, 5.00%, 7/01/44		90	105,682
Los Angeles Unified School District GO:
5.00%, 7/01/26		30	37,592
6.76%, 7/01/34		60	82,584
Massachusetts Clean Water Trust RB, 5.00%, 2/01/27-2/01/28		40	49,227
Massachusetts Development Finance Agency RB, 5.00%, 7/01/47		20	22,494
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board RB, 5.00%, 7/01/46		30	33,696

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2017	41

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Taxable Municipal Bonds		Par (000)	Value
Metropolitan Transportation Authority RB:
5.00%, 11/15/35-11/15/47	USD	90	$105,637
6.69%, 11/15/40		30	41,005
5.25%, 11/15/57		60	70,341
Metropolitan Washington Airports Authority Dulles Toll Road Revenue RB, 7.46%, 10/01/46		30	43,739
Metropolitan Washington Airports Authority Dulles Toll Road Revenue RB AGC, 0.00%, 10/01/39 (l)		20	8,275
Miami-Dade County Educational Facilities Authority RB, 5.07%, 4/01/50		30	33,172
Michigan Finance Authority RB, 5.00%, 11/15/41		20	22,413
Mississippi Hospital Equipment & Facilities Authority RB, 5.00%, 9/01/46		30	33,229
Municipal Electric Authority of Georgia RB:
5.00%, 1/01/20		30	32,423
6.64%, 4/01/57		45	55,242
New Caney Independent School District GO PSF, 5.00%, 2/15/47		30	35,034
New Jersey State Turnpike Authority RB, 7.41%, 1/01/40		66	99,133
New Jersey Transportation Trust Fund Authority RB, 5.00%, 6/15/29		20	21,482
New York City Transitional Finance Authority Building Aid Revenue RB, 5.00%, 7/15/40		20	23,009
New York City Transitional Finance Authority Future Tax Secured Revenue RB:
2.28%, 5/01/26		25	23,352
3.05%, 5/01/27 (g)		70	69,236
5.00%, 8/01/31-2/01/43		110	128,369
New York City Water & Sewer System RB:
5.75%, 6/15/41		35	46,265
5.38%, 6/15/43 (g)		215	242,546
5.50%, 6/15/43 (g)		255	288,925
5.88%, 6/15/44		50	67,633
5.00%, 6/15/47		145	168,596
New York Convention Center Development Corp. RB, 5.00%, 11/15/40-11/15/46		60	69,352
New York State Dormitory Authority RB:
5.00%, 2/15/27-3/15/32		100	121,048
5.39%, 3/15/40		50	62,119
New York State Environmental Facilities Corp. RB, 5.00%, 6/15/46		50	58,978
New York State Urban Development Corp. RB:
2.86%, 3/15/24		80	80,798
5.00%, 3/15/25-3/15/27		25	30,785
New York Transportation Development Corp. RB:
5.00%, 7/01/46		30	32,541
5.25%, 1/01/50		100	109,434
Northwest Independent School District GO PSF, 5.00%, 2/15/42		30	34,727
Ohio Water Development Authority Water Pollution Control Loan Fund RB, 5.00%, 12/01/31		10	12,174
Orange County Local Transportation Authority RB, 6.91%, 2/15/41		75	103,730
Oregon School Boards Association GO AMBAC, 4.76%, 6/30/28		80	88,443
Oregon State Lottery RB, 5.00%, 4/01/30-4/01/37		60	71,887
Oxnard School District GO BAM, 5.00%, 8/01/45		20	23,175
Pennsylvania Economic Development Financing Authority RB, 5.00%, 12/31/38		25	27,813
Pennsylvania State University RB, 5.00%, 9/01/42		30	35,253

Taxable Municipal Bonds		Par (000)	Value
Port Authority of New York & New Jersey RB:
4.96%, 8/01/46	USD	15	$17,808
4.46%, 10/01/62		60	65,371
4.81%, 10/15/65		30	34,616
Port of Seattle, WA GO, 5.00%, 1/01/33-1/01/42		110	130,145
Regents of the University of California Medical Center Pooled Revenue RB, 6.58%, 5/15/49		75	101,888
Royal Oak Hospital Finance Authority RB, 5.00%, 9/01/39		20	22,184
Salt Lake City Corp. Airport Revenue RB, 5.00%, 7/01/47		50	57,605
Salt River Project Agricultural Improvement & Power District RB, 5.00%, 12/01/36		20	23,306
San Diego County Regional Transportation Commission RB, 5.00%, 4/01/48		60	69,827
San Diego Public Facilities Financing Authority Sewer Revenue RB, 5.00%, 5/15/39		25	29,188
San Francisco Bay Area Rapid Transit District GO, 5.00%, 8/01/36-8/01/47		50	59,919
San Francisco City & County Airport Comm-San Francisco International Airport RB, 5.00%, 5/01/41		30	34,052
South Carolina Public Service Authority RB:
2.39%, 12/01/23		51	48,138
5.00%, 12/01/49-12/01/50		60	65,083
State of California GO:
5.00%, 8/01/26-9/01/27		95	117,796
7.50%, 4/01/34		60	87,132
7.55%, 4/01/39		30	45,779
7.30%, 10/01/39		15	21,935
7.35%, 11/01/39		30	44,028
7.60%, 11/01/40		60	93,432
State of Georgia GO, 5.00%, 7/01/26-2/01/33		180	221,208
State of Illinois GO, 5.10%, 6/01/33		70	65,512
State of Kansas Department of Transportation RB, 5.00%, 9/01/35		10	11,780
State of Maryland GO, 5.00%, 3/15/28- 3/15/29		50	62,305
State of Ohio GO, 5.00%, 5/01/27-5/01/37		220	259,049
State of Oregon GO, 5.00%, 8/01/42		55	65,142
State of Texas GO, 5.00%, 8/01/42		20	23,650
State of Washington GO, 5.00%, 7/01/28-8/01/30		85	102,540
State of Wisconsin GO, 5.00%, 5/01/24-11/01/27		90	110,795
State of Wisconsin RB, 3.15%, 5/01/27		70	70,316
Texas A&M University RB:
2.76%, 5/15/26		75	74,566
2.84%, 5/15/27		30	29,887
Texas Private Activity Bond Surface Transportation Corp. RB, 5.00%, 12/31/55		25	27,177
Texas Water Development Board RB, 5.00%, 10/15/40-10/15/45		40	46,246
Tobacco Settlement Financing Corp. RB, 5.00%, 6/01/41 (g)		30	29,400
University of California RB:
3.06%, 7/01/25		25	25,179
4.86%, 5/15/12		50	51,637
University of Houston RB, 5.00%, 2/15/33- 2/15/36		130	151,453
University of Massachusetts Building Authority RB, 5.00%, 11/01/31		20	23,658
University of New Mexico RB, 5.00%, 6/01/47		30	34,724
University of Virginia RB, 5.00%, 4/01/44-4/01/46		70	83,135

See Notes to Financial Statements.

42	BLACKROCK SERIES FUND, INC.	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Taxable Municipal Bonds		Par (000)	Value
Weld County School District No. RE-4 GO, 5.25%, 12/01/41	USD	20	$23,813
West Virginia Hospital Finance Authority RB, 5.00%, 6/01/19-6/01/24		120	135,649
Wisconsin Health & Educational Facilities Authority RB, 5.00%, 12/15/44		10	10,970
Total Taxable Municipal Bonds — 1.7%			8,660,542

U.S. Government Sponsored Agency Securities
Collateralized Mortgage Obligations — 0.3%
Fannie Mae:
Series 2013-C01, Class M2, 6.27%, 10/25/23 (a)		590	693,348
Series 2017-C01, Class 1B1, 6.77%, 7/25/29 (a)		30	34,115
Series 2017-C01, Class 1M2, 4.57%, 7/25/29 (a)		70	73,923
Series 2017-C02, Class 2M2, 4.67%, 9/25/29 (a)		62	65,785
Freddie Mac:
Series 2017-DNA1, Class M2, 4.27%, 7/25/29 (a)		250	260,789
Series 2017-DNA2, Class M2, 4.47%, 10/25/29 (a)		250	264,025
Series 2017-HQA1, Class M2, 4.77%, 8/25/29 (a)		260	274,843

			1,666,828
Commercial Mortgage-Backed Securities — 0.1%
Fannie Mae, Series 2017-M7, Class A2, 2.96%, 2/25/27 (a)(d)		56	56,674
Freddie Mac:
Series K034, Class A2, 3.53%, 7/25/23 (a)		20	21,208
Series K059, Class A2, 3.12%, 9/25/26 (a)		80	81,781
Series K060, Class A2, 3.30%, 10/25/26		110	113,935
Series K061, Class A2, 3.35%, 11/25/26		50	51,979
Series K063, Class A2, 3.43%, 1/25/27 (a)		30	31,492

			357,069
Interest Only Commercial Mortgage-Backed Securities — 0.1%
Fannie Mae, Series 2014-M13, Class X2, 1.29%, 8/25/24 (a)		4,871	43,504
Freddie Mac:
Series K056, Class X1, 1.40%, 5/25/26 (a)		189	16,985
Series K718, Class X1, 0.77%, 1/25/22 (a)		192	4,836
Ginnie Mae:
Series 2012-120, Class IO, 0.79%, 2/16/53 (a)		947	45,857
Series 2014-172, Class IO, 0.84%, 1/16/49 (a)		379	18,693
Series 2014-40, Class AI, 1.00%, 2/16/39		312	7,402
Series 2014-52, Class AI, 0.83%, 8/16/41		222	5,431
Series 2016-110, Class IO, 1.05%, 5/16/58 (a)		119	9,218
Series 2016-113, Class IO, 1.19%, 2/16/58 (a)		139	12,266
Series 2016-87, Class IO, 1.01%, 8/16/58 (a)		187	14,237

			178,429

U.S. Government Sponsored Agency Securities		Par (000)	Value
Mortgage-Backed Securities — 14.5%
Fannie Mae Mortgage-Backed Securities:
2.50%, 5/01/26-7/01/32 (m)	USD	2,051	$2,063,676
3.00%, 4/01/29-7/01/47 (m)		16,786	16,872,996
3.50%, 7/01/26-7/01/47 (m)		8,703	8,996,494
4.00%, 2/01/25-7/01/47 (m)		4,191	4,439,705
4.50%, 2/01/25-7/01/47 (m)		1,485	1,596,302
5.00%, 9/01/35-7/01/47 (m)		652	714,200
5.50%, 2/01/35-4/01/41		885	989,007
6.00%, 12/01/27-7/01/47 (m)		819	928,338
6.50%, 5/01/40		160	178,661
Freddie Mac Mortgage-Backed Securities:
2.50%, 3/01/30-7/01/32 (m)		962	968,540
3.00%, 1/01/30-7/01/47 (m)		11,035	11,048,229
3.50%, 7/01/32-7/01/47 (m)		4,492	4,624,871
4.00%, 8/01/40-7/01/47 (m)		3,115	3,278,116
4.50%, 2/01/39-7/01/47 (m)		978	1,049,870
5.00%, 10/01/41-11/01/41		370	404,479
5.50%, 6/01/41		152	168,982
6.00%, 1/01/34		104	117,335
Ginnie Mae Mortgage-Backed Securities:
3.00%, 7/15/47 (m)		3,771	3,809,106
3.50%, 12/20/41-7/15/47 (m)		4,891	5,074,218
4.00%, 7/20/39-7/15/47 (m)		2,920	3,079,292
4.50%, 12/20/39-11/20/44		1,569	1,692,015
5.00%, 12/15/38-7/20/42		248	272,495
5.50%, 7/15/46 (m)		295	327,634
7.50%, 3/15/32		4	4,488

			72,699,049
Total U.S. Government Sponsored Agency Securities — 15.0%			74,901,375

U.S. Treasury Obligations
U.S. Treasury Bonds:
2.13%, 3/31/24		440	440,326
2.88%, 11/15/46		1,129	1,135,219
3.00%, 2/15/47 (n)(o)		1,072	1,105,834
3.00%, 5/15/47 (n)		2,732	2,819,509
U.S. Treasury Notes:
1.25%, 3/31/19-5/31/19 (n)		4,977	4,965,119
1.63%, 3/15/20		4,114	4,127,017
1.50%, 4/15/20-5/15/20 (o)		6,691	6,685,197
1.88%, 3/31/22-4/30/22		538	538,106
1.75%, 5/31/22 (n)		12	11,930
2.00%, 4/30/24-11/15/26 (n)		1,988	1,948,385
2.25%, 2/15/27		1,378	1,371,595
2.38%, 5/15/27		3	3,019
Total U.S. Treasury Obligations — 5.0%			25,151,256
Total Long-Term Investments (Cost — $493,058,297) — 102.6%			513,198,358

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2017	43

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Short-Term Securities		Par (000)	Value
Borrowed Bond Agreements — 0.2% (p)
Barclays Bank PLC, 0.14%, Open (q) (Purchased on 6/09/17 to be repurchased at GBP 310,932, collateralized by United Kingdom Gilt Inflation Linked Bonds, 0.13%due at 3/22/26, par and fair value of GBP 247,000 and $396,949, respectively)	USD	311	$404,942
Barclays Capital, Inc., 1.13%, 7/03/17 (Purchased on 6/30/17 to be repurchased at $703,066, collateralized by U.S. Treasury Notes, 1.50% due at 6/15/20, par and fair value of USD 703,000 and $702,012,respectively)		703	703,000

			1,107,942

Money Market Funds		Shares
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.84% (i)(r)		27,038,565	27,038,565
SL Liquidity Series, LLC, Money Market Series, 1.27% (i)(r)(s)		10,284,911	10,285,939
Total Money Market Funds — 7.5%			37,324,504
Total Short-Term Securities (Cost — $38,424,486) — 7.7%			38,432,446

Options Purchased
(Cost — $65,318) — 0.0%			30,135
Total Investments Before Borrowed Bonds, Options Written and TBA Sale Commitments (Cost — $531,548,101) — 110.3%			551,660,939

Borrowed Bonds		Par (000)
Foreign Government Obligations — (0.1)%
United Kingdom Gilt Inflation Linked Bonds, 0.13%, 3/22/26	GBP	247	(396,949)

Borrowed Bonds		Par (000)	Value
U.S. Treasury Obligations — (0.1)%
U.S. Treasury Notes, 1.50%, 6/15/20	USD	703	$(702,012)
(Proceeds — $1,084,779) — (0.2)%			(1,098,961)

Options Written
(Premiums Received — $ 27,297) — (0.0)%			(9,025)

TBA Sale Commitments (m)
Mortgage-Backed Securities — (6.1)%
Fannie Mae Mortgage-Backed Securities:
2.50%, 7/01/31-7/01/32		1,020	(1,024,853)
3.00%, 7/01/32-7/01/47		11,624	(11,632,125)
3.50%, 7/01/32-7/01/47		3,369	(3,477,246)
4.00%, 7/01/32-7/01/47		732	(763,599)
4.50%, 7/01/47		160	(171,631)
5.50%, 7/01/47		615	(681,305)
6.00%, 7/01/47		560	(630,091)
Freddie Mac Mortgage-Backed Securities:
3.00%, 7/01/47		7,392	(7,372,072)
3.50%, 7/01/47		1,110	(1,140,322)
4.00%, 7/01/47		1,287	(1,353,527)
4.50%, 7/01/47		302	(323,521)
Ginnie Mae Mortgage-Backed Securities:
3.50%, 7/15/47		254	(262,682)
4.00%, 7/15/47		836	(879,106)
4.50%, 7/15/47		734	(784,421)
Total TBA Sale Commitments (Proceeds — $30,623,466) — (6.1)%			(30,496,501)
Total Investments Net of Borrowed Bonds, Options Written and TBA Sale Commitments — 104.0%			520,056,452
Liabilities in Excess of Other Assets — (4.0)%			(19,879,798)

Net Assets — 100.0%			$500,176,654

See Notes to Financial Statements.

44	BLACKROCK SERIES FUND, INC.	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Notes to Schedule of Investments

(a)	Variable rate security. Rate as of period end.

(b)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(e)	Non-income producing security.

(f)	Security, or a portion of the security, is on loan.

(g)	Issuer filed for bankruptcy and/or is in default.

(h)	Issuer is a U.S. branch of a foreign domiciled bank.

(i)	During the six months ended June 30, 2017, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2016	Shares Purchased		Shares Sold	Shares Held at June 30, 2017	Value at June 30, 2017	Income		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	16,049,913	10,988,652	[1]	—	27,038,565	$27,038,565	$64,331		—	—
iShares Core U.S. Aggregate Bond ETF	209,199	—		(46,774)	162,425	17,787,162	204,044		$(250,701)	$454,522
iShares iBoxx $ High Yield Corporate Bond ETF	—	69,830		(51,800)	18,030	1,593,672	33,240		67,847	13,936
SL Liquidity Series, LLC, Money Market Series	9,007,190	1,277,721	[1]	—	10,284,911	10,285,939	16,300	[2]	(518)	55
Total						$56,705,338	$317,915		$(183,372)	$468,513

[1]	Represents net shares purchased.

[2]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(j)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(k)	Perpetual security with no stated maturity date.

(l)	Zero-coupon bond.

(m)	Represents or includes a TBA transaction. As of period end, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$(1,906,570)	$6,912
Citigroup Global Markets, Inc.	$(1,685,981)	$8,838
Credit Suisse Securities (USA) LLC	$(666,615)	$12,363
Daiwa Capital Markets America, Inc.	$404,031	$(2,719)
Deutsche Bank Securities, Inc.	$(507,327)	$2,164
Goldman Sachs & Co.	$1,268,531	$(9,514)
J.P. Morgan Securities LLC	$(413,413)	$3,815
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$(770,967)	$6,266
Mizuho Securities USA LLC	$(376,845)	$1,733
Morgan Stanley & Co. LLC	$(1,522,959)	$4,736
Nomura Securities International, Inc.	$(69,796)	$195
RBC Capital Markets, LLC	$1,269,161	$(8,424)
Wells Fargo Securities, LLC	$(991,292)	$6,004

(n)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(o)	All or a portion of the security has been pledged in connection with outstanding futures contracts.

(p)	Certain agreements have no stated maturity and can be terminated by either party at any time.

(q)	The amount to be repurchased assumes the maturity will be the day after the period end.

(r)	Current yield as of period end.

(s)	Security was purchased with the cash collateral from loaned securities.

(t)	Rates are discount rates or a range of discount rates at the time of purchase.

●	For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2017	45

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Derivative Financial Instruments Outstanding as of Period End

Reverse repurchase agreements

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements
Credit Suisse Securities (USA) LLC	1.48%	6/30/17	7/03/17	$2,559,195	$2,559,300	U.S. Treasury Obligations	Overnight
Deutsche Bank Securities, Inc.	1.45%	6/30/17	7/03/17	2,841,280	2,841,394	U.S. Treasury Obligations	Overnight
J.P. Morgan Securities LLC	0.50%	6/30/17	7/03/17	3,492,629	3,492,678	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1.18%	6/30/17	7/03/17	11,970	11,970	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1.30%	6/30/17	7/03/17	984,650	984,686	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1.35%	6/30/17	7/03/17	127,520	127,525	U.S. Treasury Obligations	Overnight
Total				$10,017,244	$10,017,553

Futures Contracts

Contracts Long (Short)	Issue	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
48	CAC 40 10 Euro Index	July 2017	USD	2,805,035	$ (82,189)
8	DAX Index	September 2017	USD	2,814,263	(95,101)
(22)	Euro-Bobl	September 2017	USD	3,309,272	9,667
(9)	Euro-Bund	September 2017	USD	1,663,922	9,528
3	Long Gilt British	September 2017	USD	490,648	(8,404)
58	Nikkei 225 Index	September 2017	USD	10,323,716	10,233
(138)	S&P 500 E-Mini Index	September 2017	USD	23,482,730	34,609
19	U.S. Treasury Bonds (30 Year)	September 2017	USD	2,920,063	16,610
33	U.S. Treasury Notes (2 Year)	September 2017	USD	7,131,609	(6,952)
110	U.S. Treasury Notes (5 Year)	September 2017	USD	12,961,953	(33,483)
(12)	U.S. Treasury Notes (10 Year)	September 2017	USD	19,331,813	20,406
7	U.S. Ultra Treasury Bonds	September 2017	USD	1,161,125	8,473
(13)	Euro Dollar	March 2019	USD	3,189,713	(11,093)
Total					$(127,696)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	155,376	USD	46,800	BNP Paribas S.A.	7/03/17	$68
USD	39,000	BRL	128,622	Barclays Bank PLC	7/03/17	202
USD	47,152	BRL	155,376	BNP Paribas S.A.	7/03/17	284
USD	39,000	BRL	128,856	Citibank N.A.	7/03/17	132
USD	31,047	BRL	102,305	Deutsche Bank AG	7/03/17	187
USD	39,000	RUB	2,279,160	BNP Paribas S.A.	7/03/17	379
CNH	5,087,508	USD	749,000	HSBC Bank PLC	7/05/17	1,167
EUR	271,894	USD	310,000	Morgan Stanley & Co. International PLC	7/05/17	631
GBP	238,976	USD	310,000	Morgan Stanley & Co. International PLC	7/05/17	1,309
HUF	18,489,354	USD	68,132	Deutsche Bank AG	7/05/17	258
HUF	505,485	USD	1,863	JPMorgan Chase Bank N.A.	7/05/17	6
HUF	1,850,276	USD	6,813	Morgan Stanley & Co. International PLC	7/05/17	31
HUF	63,330,195	USD	233,192	Morgan Stanley & Co. International PLC	7/05/17	1,060
JPY	34,990,749	USD	310,000	BNP Paribas S.A.	7/05/17	1,169
SEK	2,637,832	USD	310,000	Deutsche Bank AG	7/05/17	3,202
TRY	1,107,072	USD	310,000	BNP Paribas S.A.	7/05/17	4,189
TRY	211,911	USD	60,000	HSBC Bank PLC	7/05/17	141

See Notes to Financial Statements.

46	BLACKROCK SERIES FUND, INC.	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	59,851	BRL	198,000	Morgan Stanley & Co. International PLC	7/05/17	$ 154
USD	310,000	JPY	34,230,820	Royal Bank of Scotland PLC	7/05/17	5,589
USD	9,200	TRY	32,369	Barclays Bank PLC	7/05/17	14
USD	46,000	TRY	161,803	Citibank N.A.	7/05/17	80
USD	310,000	ZAR	4,035,723	BNP Paribas S.A.	7/05/17	1,807
ZAR	4,111,980	USD	310,000	BNP Paribas S.A.	7/05/17	4,017
CLP	38,254,125	USD	57,000	Credit Suisse International	7/06/17	617
COP	165,798,750	USD	54,353	Credit Suisse International	7/06/17	1
RUB	3,724,656	USD	62,400	JPMorgan Chase Bank N.A.	7/06/17	674
USD	310,000	BRL	1,021,295	BNP Paribas S.A.	7/06/17	2,148
USD	57,000	COP	165,798,750	Credit Suisse International	7/06/17	2,647
USD	105,000	COP	319,200,000	Barclays Bank PLC	7/07/17	374
USD	205,000	COP	620,979,235	BNP Paribas S.A.	7/07/17	1,458
CLP	43,184,400	USD	63,600	BNP Paribas S.A.	7/10/17	1,435
EUR	60,000	USD	68,292	Deutsche Bank AG	7/10/17	276
EUR	60,000	USD	67,727	Goldman Sachs International	7/10/17	840
RUB	2,068,766	USD	35,000	JPMorgan Chase Bank N.A.	7/10/17	2
RUB	2,098,760	USD	35,500	JPMorgan Chase Bank N.A.	7/10/17	10
TRY	117,428	USD	33,123	Deutsche Bank AG	7/10/17	154
TRY	117,991	USD	33,277	Goldman Sachs International	7/10/17	161
USD	70,838	RUB	4,157,476	Credit Suisse International	7/10/17	496
USD	70,162	RUB	4,116,516	Deutsche Bank AG	7/10/17	514
JPY	7,204,768	USD	64,000	Goldman Sachs International	7/11/17	89
TRY	311,195	USD	88,009	Goldman Sachs International	7/14/17	77
MYR	137,760	USD	32,000	BNP Paribas S.A.	7/17/17	68
MYR	65,160	USD	15,000	JPMorgan Chase Bank N.A.	7/17/17	168
MYR	154,280	USD	35,000	JPMorgan Chase Bank N.A.	7/17/17	913
TRY	404,187	USD	114,000	BNP Paribas S.A.	7/21/17	176
TRY	177,945	USD	50,000	Citibank N.A.	7/21/17	266
USD	14,230	MXN	257,278	BNP Paribas S.A.	7/21/17	105
USD	35,771	MXN	646,699	JPMorgan Chase Bank N.A.	7/21/17	268
USD	2,000	ZAR	26,021	Citibank N.A.	7/21/17	19
USD	50,000	ZAR	643,638	Citibank N.A.	7/21/17	995
RUB	3,748,368	USD	62,400	BNP Paribas S.A.	7/24/17	826
RUB	3,722,784	USD	62,400	Deutsche Bank AG	7/24/17	395
TRY	118,184	USD	33,200	Deutsche Bank AG	8/04/17	46
USD	50,000	COP	146,700,000	BNP Paribas S.A.	8/09/17	2,146
IDR	403,950,000	USD	30,000	Bank of America N.A.	8/15/17	144
IDR	386,357,135	USD	28,698	Citibank N.A.	8/15/17	134
IDR	552,034,031	USD	40,998	Citibank N.A.	8/15/17	197
IDR	287,029,116	USD	21,325	JPMorgan Chase Bank N.A.	8/15/17	95
IDR	430,706,640	USD	31,980	JPMorgan Chase Bank N.A.	8/15/17	161
MYR	354,609	USD	82,000	Morgan Stanley & Co. International PLC	8/17/17	437
USD	50,000	COP	149,400,000	Barclays Bank PLC	8/22/17	1,339
USD	50,000	COP	151,775,000	Credit Suisse International	8/22/17	566
EUR	25,000	USD	28,268	JPMorgan Chase Bank N.A.	9/07/17	392
USD	161,026	RUB	9,344,741	BNP Paribas S.A.	9/15/17	5,155
USD	161,021	RUB	9,329,978	BNP Paribas S.A.	9/15/17	5,396
USD	401,084	RUB	23,338,448	Deutsche Bank AG	9/15/17	11,796

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2017	47

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	405,274	RUB	23,497,176	Deutsche Bank AG	9/15/17	$ 13,338
USD	59,784	RUB	3,549,256	HSBC Bank PLC	9/15/17	582
USD	363,870	RUB	21,101,530	JPMorgan Chase Bank N.A.	9/15/17	11,894
AUD	40,000	NZD	41,825	Bank of America N.A.	9/20/17	110
AUD	886,000	USD	669,832	Citibank N.A.	9/20/17	10,432
AUD	76,000	USD	57,478	Credit Suisse International	9/20/17	874
AUD	40,000	USD	30,166	Deutsche Bank AG	9/20/17	546
CAD	26,557	USD	20,000	UBS AG	9/20/17	506
EUR	40,000	USD	44,697	BNP Paribas S.A.	9/20/17	1,190
EUR	20,000	USD	22,441	Deutsche Bank AG	9/20/17	503
EUR	490,000	USD	558,990	Goldman Sachs International	9/20/17	3,134
EUR	490,000	USD	554,721	Goldman Sachs International	9/20/17	7,403
EUR	5,747,000	USD	6,440,525	Goldman Sachs International	9/20/17	152,393
JPY	1,681,942	USD	15,000	BNP Paribas S.A.	9/20/17	9
JPY	1,681,942	USD	15,000	BNP Paribas S.A.	9/20/17	9
KRW	34,314,000	USD	30,000	JPMorgan Chase Bank N.A.	9/20/17	28
NOK	176,638	CHF	20,000	Morgan Stanley & Co. International PLC	9/20/17	223
NOK	263,559	CHF	30,000	UBS AG	9/20/17	166
NOK	253,475	USD	30,000	Morgan Stanley & Co. International PLC	9/20/17	410
NZD	42,010	AUD	40,000	Goldman Sachs International	9/20/17	27
NZD	30,000	USD	21,833	Deutsche Bank AG	9/20/17	118
SEK	584,851	EUR	60,000	HSBC Bank PLC	9/20/17	920
TRY	30,000	EUR	34,279	JPMorgan Chase Bank N.A.	9/20/17	211
TRY	72,204	USD	20,000	BNP Paribas S.A.	9/20/17	43
USD	30,000	JPY	3,358,674	BNP Paribas S.A.	9/20/17	29
USD	30,000	JPY	3,323,367	Goldman Sachs International	9/20/17	344
USD	103,420	MXN	1,879,946	Deutsche Bank AG	9/20/17	1,186
USD	101,370	MXN	1,836,276	Deutsche Bank AG	9/20/17	1,512
USD	413,680	MXN	7,520,712	Goldman Sachs International	9/20/17	4,696
USD	101,370	MXN	1,837,849	Royal Bank of Scotland PLC	9/20/17	1,426
USD	135,160	MXN	2,453,540	Royal Bank of Scotland PLC	9/20/17	1,734
USD	128,186	TRY	461,323	Citibank N.A.	9/20/17	131
USD	88,045	ZAR	1,160,745	Bank of America N.A.	9/20/17	555
USD	20,000	ZAR	262,780	Citibank N.A.	9/20/17	193
USD	89,217	ZAR	1,173,597	Citibank N.A.	9/20/17	758
USD	89,319	ZAR	1,175,133	JPMorgan Chase Bank N.A.	9/20/17	744
ZAR	265,936	USD	20,000	BNP Paribas S.A.	9/20/17	45
USD	237,807	TRY	862,169	BNP Paribas S.A.	10/23/17	609
TRY	2,049,831	USD	529,570	BNP Paribas S.A.	6/25/18	13

						289,296

BRL	128,622	USD	39,033	Barclays Bank PLC	7/03/17	(235)
BRL	128,856	USD	39,104	Citibank N.A.	7/03/17	(236)
BRL	102,305	USD	31,200	Deutsche Bank AG	7/03/17	(341)
MXN	258,297	USD	14,286	Barclays Bank PLC	7/03/17	(61)
MXN	258,267	USD	14,286	Deutsche Bank AG	7/03/17	(63)
MXN	387,374	USD	21,429	Morgan Stanley & Co. International PLC	7/03/17	(95)
RUB	2,252,250	USD	39,000	Deutsche Bank AG	7/03/17	(835)
BRL	198,000	USD	59,851	JPMorgan Chase Bank N.A.	7/05/17	(154)
RUB	17,746,415	USD	310,000	BNP Paribas S.A.	7/05/17	(9,415)

See Notes to Financial Statements.

48	BLACKROCK SERIES FUND, INC.	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	749,000	CNH	5,087,508	Citibank N.A.	7/05/17	$(1,044)
USD	310,000	EUR	275,189	Deutsche Bank AG	7/05/17	(4,395)
USD	310,000	GBP	239,881	Deutsche Bank AG	7/05/17	(2,488)
USD	310,000	HUF	84,888,850	BNP Paribas S.A.	7/05/17	(3,995)
USD	180,000	RUB	10,670,760	Deutsche Bank AG	7/05/17	(739)
USD	130,000	RUB	7,699,029	JPMorgan Chase Bank N.A.	7/05/17	(405)
USD	310,000	SEK	2,684,104	Royal Bank of Scotland PLC	7/05/17	(8,697)
USD	310,000	TRY	1,094,788	BNP Paribas S.A.	7/05/17	(702)
BRL	1,012,615	USD	310,000	Goldman Sachs International	7/06/17	(4,765)
COP	87,720,000	USD	30,000	Royal Bank of Scotland PLC	7/06/17	(1,243)
COP	78,921,000	USD	27,000	UBS AG	7/06/17	(1,128)
USD	57,000	CLP	37,882,770	Royal Bank of Scotland PLC	7/06/17	(57)
USD	62,400	RUB	3,747,744	Goldman Sachs International	7/06/17	(1,065)
COP	367,000,000	USD	125,000	JPMorgan Chase Bank N.A.	7/07/17	(4,706)
COP	543,160,000	USD	185,000	UBS AG	7/07/17	(6,965)
RUB	2,076,348	USD	35,250	Barclays Bank PLC	7/10/17	(120)
RUB	2,077,283	USD	35,250	Barclays Bank PLC	7/10/17	(104)
USD	63,600	CLP	42,456,180	Deutsche Bank AG	7/10/17	(338)
USD	67,339	EUR	60,000	Citibank N.A.	7/10/17	(1,229)
USD	33,200	TRY	118,738	Citibank N.A.	7/10/17	(449)
USD	33,200	TRY	117,362	Deutsche Bank AG	7/10/17	(59)
USD	86,882	TRY	311,195	Bank of America N.A.	7/14/17	(1,205)
USD	67,752	EUR	60,000	Goldman Sachs International	7/17/17	(843)
USD	56,923	GBP	44,500	JPMorgan Chase Bank N.A.	7/17/17	(1,070)
USD	82,000	MYR	353,830	Morgan Stanley & Co. International PLC	7/17/17	(364)
MXN	903,091	USD	50,000	Barclays Bank PLC	7/21/17	(422)
ZAR	465,376	USD	35,771	Barclays Bank PLC	7/21/17	(338)
ZAR	26,026	USD	2,000	Barclays Bank PLC	7/21/17	(18)
ZAR	185,212	USD	14,230	BNP Paribas S.A.	7/21/17	(128)
IDR	747,040,000	USD	56,000	BNP Paribas S.A.	7/24/17	(109)
IDR	1,800,900,000	USD	135,000	JPMorgan Chase Bank N.A.	7/24/17	(262)
MXN	922,937	USD	51,000	Morgan Stanley & Co. International PLC	7/27/17	(385)
CLP	6,498,954	USD	9,800	Bank of America N.A.	7/28/17	(18)
CLP	18,564,980	USD	28,000	BNP Paribas S.A.	7/28/17	(56)
CLP	19,899,000	USD	30,000	BNP Paribas S.A.	7/28/17	(48)
CLP	2,785,440	USD	4,200	Goldman Sachs International	7/28/17	(7)
RUB	4,745,600	USD	80,000	Deutsche Bank AG	7/28/17	(22)
TRY	123,040	USD	34,852	BNP Paribas S.A.	7/28/17	(166)
TRY	65,145	USD	18,443	BNP Paribas S.A.	7/28/17	(78)
TRY	123,074	USD	34,852	Goldman Sachs International	7/28/17	(157)
TRY	297,661	USD	84,000	HSBC Bank PLC	7/28/17	(87)
TRY	157,679	USD	44,500	HSBC Bank PLC	7/28/17	(49)
TRY	123,018	USD	34,852	JPMorgan Chase Bank N.A.	7/28/17	(172)
BRL	301,874	USD	90,841	Barclays Bank PLC	8/02/17	(401)
BRL	180,000	USD	54,279	BNP Paribas S.A.	8/02/17	(352)
BRL	23,103	USD	7,043	Goldman Sachs International	8/02/17	(121)
USD	46,800	BRL	156,401	BNP Paribas S.A.	8/02/17	(57)
USD	151,272	BRL	504,977	BNP Paribas S.A.	8/02/17	(16)
COP	152,200,000	USD	50,000	Barclays Bank PLC	8/09/17	(352)

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2017	49

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	14,890	EUR	13,648	Bank of America N.A.	8/11/17	$ (734)
USD	49,854	EUR	44,373	Citibank N.A.	8/11/17	(942)
USD	87,315	TRY	311,195	Goldman Sachs International	8/11/17	(39)
USD	153,000	IDR	2,084,104,800	BNP Paribas S.A.	8/15/17	(2,524)
USD	12,066	IDR	162,050,000	Barclays Bank PLC	8/16/17	(25)
USD	11,677	IDR	156,820,000	Barclays Bank PLC	8/16/17	(24)
USD	3,991	IDR	53,595,000	Barclays Bank PLC	8/16/17	(8)
USD	13,266	IDR	177,900,000	BNP Paribas S.A.	8/16/17	(8)
USD	12,838	IDR	172,155,000	BNP Paribas S.A.	8/16/17	(8)
USD	4,387	IDR	58,835,000	BNP Paribas S.A.	8/16/17	(3)
USD	14,356	IDR	192,920,000	Deutsche Bank AG	8/16/17	(38)
USD	13,893	IDR	186,690,000	Deutsche Bank AG	8/16/17	(37)
USD	13,505	IDR	181,375,000	Deutsche Bank AG	8/16/17	(28)
USD	13,069	IDR	175,520,000	Deutsche Bank AG	8/16/17	(27)
USD	4,748	IDR	63,805,000	Deutsche Bank AG	8/16/17	(13)
USD	14,455	IDR	193,875,000	Deutsche Bank AG	8/16/17	(11)
USD	14,325	IDR	192,130,000	Deutsche Bank AG	8/16/17	(11)
USD	13,989	IDR	187,615,000	Deutsche Bank AG	8/16/17	(10)
USD	13,863	IDR	185,925,000	Deutsche Bank AG	8/16/17	(10)
USD	4,466	IDR	59,985,000	Deutsche Bank AG	8/16/17	(9)
USD	4,781	IDR	64,120,000	Deutsche Bank AG	8/16/17	(4)
USD	4,738	IDR	63,545,000	Deutsche Bank AG	8/16/17	(3)
USD	8,041	IDR	108,034,626	Goldman Sachs International	8/16/17	(20)
USD	7,782	IDR	104,547,528	Goldman Sachs International	8/16/17	(19)
USD	2,659	IDR	35,727,445	Goldman Sachs International	8/16/17	(7)
USD	13,407	IDR	180,060,000	JPMorgan Chase Bank N.A.	8/16/17	(28)
USD	12,974	IDR	174,245,000	JPMorgan Chase Bank N.A.	8/16/17	(27)
USD	4,434	IDR	59,550,000	JPMorgan Chase Bank N.A.	8/16/17	(9)
USD	14,414	IDR	193,390,000	UBS AG	8/16/17	(16)
USD	13,948	IDR	187,145,000	UBS AG	8/16/17	(15)
USD	14,708	IDR	197,255,000	UBS AG	8/16/17	(10)
USD	14,233	IDR	190,885,000	UBS AG	8/16/17	(9)
USD	4,767	IDR	63,960,000	UBS AG	8/16/17	(5)
USD	4,865	IDR	65,240,000	UBS AG	8/16/17	(3)
USD	389,693	TRY	1,394,379	BNP Paribas S.A.	8/21/17	(510)
COP	152,608,500	USD	50,000	UBS AG	8/22/17	(294)
USD	194,827	MXN	3,693,050	JPMorgan Chase Bank N.A.	8/23/17	(6,868)
USD	28,267	EUR	25,000	BNP Paribas S.A.	9/07/17	(392)
USD	44,826	RUB	2,736,859	Credit Suisse International	9/15/17	(825)
USD	14,761	RUB	889,596	Credit Suisse International	9/15/17	(77)
CHF	30,000	NOK	263,082	Citibank N.A.	9/20/17	(109)
EUR	30,000	SEK	292,415	Morgan Stanley & Co. International PLC	9/20/17	(459)
EUR	22,853	USD	20,000	JPMorgan Chase Bank N.A.	9/20/17	(91)
JPY	3,338,587	USD	30,000	Barclays Bank PLC	9/20/17	(208)
KRW	22,600,600	USD	20,000	Deutsche Bank AG	9/20/17	(222)
MXN	467,120	GBP	20,000	Deutsche Bank AG	9/20/17	(714)
MXN	473,474	GBP	20,000	JPMorgan Chase Bank N.A.	9/20/17	(368)
MXN	546,552	USD	30,000	Deutsche Bank AG	9/20/17	(278)
NOK	270,000	SEK	275,225	JPMorgan Chase Bank N.A.	9/20/17	(431)

See Notes to Financial Statements.

50	BLACKROCK SERIES FUND, INC.	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	363,535	AUD	481,000	Goldman Sachs International	9/20/17	$(5,773)
USD	363,350	AUD	480,000	Goldman Sachs International	9/20/17	(5,190)
USD	30,392	AUD	40,000	Goldman Sachs International	9/20/17	(319)
USD	20,000	CAD	25,919	Citibank N.A.	9/20/17	(13)
USD	20,000	CAD	26,399	HSBC Bank PLC	9/20/17	(384)
USD	20,000	CAD	26,260	HSBC Bank PLC	9/20/17	(276)
USD	10,000	CAD	13,176	JPMorgan Chase Bank N.A.	9/20/17	(174)
USD	1,102,804	EUR	980,000	Barclays Bank PLC	9/20/17	(21,445)
USD	33,753	EUR	30,000	Citibank N.A.	9/20/17	(663)
USD	33,901	EUR	30,000	Citibank N.A.	9/20/17	(514)
USD	22,631	EUR	20,000	JPMorgan Chase Bank N.A.	9/20/17	(313)
USD	38,322	GBP	30,000	JPMorgan Chase Bank N.A.	9/20/17	(852)
USD	25,716	GBP	20,000	Morgan Stanley & Co. International PLC	9/20/17	(400)
USD	20,000	NOK	167,063	Bank of America N.A.	9/20/17	(43)
USD	30,000	NOK	252,803	Deutsche Bank AG	9/20/17	(330)
USD	18,234	NZD	25,000	BNP Paribas S.A.	9/20/17	(58)
USD	10,971	NZD	15,000	BNP Paribas S.A.	9/20/17	(5)
USD	14,465	NZD	20,000	Standard Chartered Bank	9/20/17	(169)
USD	34,279	SEK	290,913	JPMorgan Chase Bank N.A.	9/20/17	(416)
USD	118,425	TRY	427,036	Bank of America N.A.	9/20/17	(112)
USD	563,218	TRY	2,049,831	BNP Paribas S.A.	10/23/17	(727)
TRY	862,169	USD	223,667	BNP Paribas S.A.	6/25/18	(922)

						(119,059)
Net Unrealized Appreciation						$170,237

Exchange-Traded Options Purchased
Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Euro Dollar 90-Day	Put	10/13/17	USD	98.00	140	$14,875

OTC Barriers Options Purchased
Description	Put/ Call	Type of Option	Counterparty	Expiration Date	Strike Price		Barrier Price		Notional Amount (000)		Value
USD Currency	Put	Down-and-Out	BNP Paribas S.A.	7/03/17	TRY	3.50	USD	3.35	USD	92	$72

OTC Options Purchased
Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Value
USD Currency[1]	Call	Barclays Bank PLC	7/03/17	MXN	19.00	USD	54	—
		Morgan Stanley & Co.
USD Currency[1]	Call	International PLC	7/03/17	MXN	20.00	USD	134	—
		Morgan Stanley & Co.
USD Currency[1]	Call	International PLC	7/03/17	MXN	21.50	USD	50	—
USD Currency	Call	Barclays Bank PLC	7/07/17	JPY	111.00	USD	64	$853
USD Currency	Call	Deutsche Bank AG	8/07/17	RUB	58.00	USD	50	1,650
USD Currency	Call	HSBC Bank PLC	9/01/17	TWD	30.50	USD	116	934
USD Currency	Put	Citibank N.A.	7/03/17	CNH	6.79	USD	3,030	8,336
EUR Currency	Put	JPMorgan Chase Bank N.A.	7/06/17	MXN	20.80	EUR	72	851
USD Currency	Put	Citibank N.A.	7/06/17	BRL	3.18	USD	78	—

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2017	51

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Value
AUD Currency	Put	Barclays Bank PLC	7/27/17	USD	0.75	AUD	92	$ 100
AUD Currency	Put	JPMorgan Chase Bank N.A.	7/27/17	USD	0.72	AUD	92	4
EUR Currency	Put	BNP Paribas S.A.	8/25/17	USD	1.12	EUR	72	263
USD Currency	Put	Citibank N.A.	8/25/17	TRY	3.52	USD	153	1,451
EUR Currency	Put	JPMorgan Chase Bank N.A.	8/29/17	MXN	20.50	EUR	62	746
Total								$15,188

[1]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

Exchange-Traded Options Written

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Euro Dollar 90-Day	Put	10/13/17	USD	97.50	70	$ (875)
Euro Dollar 90-Day	Put	10/13/17	USD	97.63	140	(2,625)
Total						$(3,500)

OTC Options Written
Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Value
USD Currency	Call	Goldman Sachs International	07/03/17	MXN	22.60	USD	100	—
USD Currency	Call	Morgan Stanley &Co. International PLC	07/03/17	MXN	19.00	USD	54	—
USD Currency	Call	Citibank N.A.	07/06/17	BRL	3.31	USD	78	$ (439)
USD Currency	Call	Deutsche Bank AG	07/17/17	ZAR	14.00	USD	45	(45)
USD Currency	Call	Citibank N.A.	07/27/17	TRY	3.65	USD	153	(566)
TRY Currency	Call	BNP Paribas S.A.	07/28/17	ZAR	3.68	TRY	183	(908)
USD Currency	Call	Barclays Bank PLC	08/10/17	BRL	3.40	USD	46	(485)
EUR Currency	Call	JPMorgan Chase Bank N.A.	08/29/17	MXN	21.50	EUR	62	(636)
USD Currency	Put	Citibank N.A.	07/03/17	CNH	6.75	USD	3,030	(1,147)
USD Currency	Put	Deutsche Bank AG	07/17/17	ZAR	13.00	USD	45	(369)
AUD Currency	Put	Barclays Bank PLC	07/27/17	USD	0.72	AUD	92	(4)
USD Currency	Put	Barclays Bank PLC	08/10/17	BRL	3.30	USD	46	(562)
USD Currency	Put	HSBC Bank PLC	09/01/17	TWD	30.00	USD	116	(364)
Total								$(5,525)

See Notes to Financial Statements.

52	BLACKROCK SERIES FUND, INC.	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Centrally Cleared Credit Default Swaps — Sell Protection
Index	Receive Fixed Rate	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Depreciation
CDX.NA.IG.28.V1	1.00%	6/20/22	BBB+	USD	530	$(218)

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Interest Rate Swaps

Fixed Rate	Floating Rate	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
7.36%[1]	28-day MXIBTIIE	1/28/19	MXN	12,895	$ (4,112)
7.32%[2]	28-day MXIBTIIE	2/20/20	MXN	11,928	9,389
7.16%[2]	28-day MXIBTIIE	4/29/20	MXN	10,190	6,060
7.45%[2]	28-day MXIBTIIE	3/07/22	MXN	4,082	5,977
7.48%[2]	28-day MXIBTIIE	3/07/22	MXN	2,041	3,192
7.47%[2]	28-day MXIBTIIE	3/07/22	MXN	2,041	3,146
7.16%[2]	28-day MXIBTIIE	6/01/22	MXN	4,905	4,076
6.32%[2]	28-day MXIBTIIE	7/17/25	MXN	2,027	(5,187)
2.13%[2]	3-month LIBOR	8/25/25	USD	65	193
3.46%[2]	UK RPI All Items Monthly	10/15/26	GBP	370	2,454
3.43%[2]	UK RPI All Items Monthly	10/15/26	GBP	355	653
3.45%[2]	UK RPI All Items Monthly	10/15/26	GBP	260	1,208
7.41%[2]	28-day MXIBTIIE	5/25/27	MXN	2,812	2,618
7.38%[2]	28-day MXIBTIIE	5/25/27	MXN	458	357
7.82%[2]	28-day MXIBTIIE	3/04/37	MXN	993	1,405
7.92%[2]	28-day MXIBTIIE	5/01/37	MXN	1,293	2,437
7.95%[2]	28-day MXIBTIIE	5/01/37	MXN	1,189	2,572
Total					$36,438

[1]	The Fund pays the fixed rate and receives the floating rate.
[2]	The Fund pays the floating rate and receives the fixed rate.

OTC Credit Default Swaps — Buy Protection
Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
United Mexican States	1.00%	JPMorgan Chase Bank N.A.	6/20/20	USD	209	$(2,347)	$ 1,096	$(3,443)
United Mexican States	1.00%	Bank of America N.A.	9/20/20	USD	209	(2,078)	1,699	(3,777)
Loews Corp.	1.00%	Barclays Bank PLC	12/20/20	USD	110	(3,289)	(2,888)	(401)
		Morgan Stanley & Co.
Valero Energy Corp.	1.00%	International PLC	12/20/20	USD	115	(2,164)	1,972	(4,136)
Russian Federation	1.00%	Bank of America N.A.	12/20/21	USD	10	222	529	(307)
Republic of South Africa	1.00%	Bank of America N.A.	6/20/22	USD	70	3,007	3,419	(412)
Republic of Argentina	5.00%	Barclays Bank PLC	6/20/22	USD	103	(7,990)	(4,703)	(3,287)
Republic of Argentina	5.00%	Barclays Bank PLC	6/20/22	USD	27	(2,100)	(2,000)	(100)
Republic of Argentina	5.00%	Barclays Bank PLC	6/20/22	USD	18	(1,400)	(1,446)	46
Republic of Argentina	5.00%	Barclays Bank PLC	6/20/22	USD	17	(1,323)	(1,390)	67
Republic of Argentina	5.00%	Barclays Bank PLC	6/20/22	USD	16	(1,245)	(1,308)	63
Republic of South Africa	1.00%	Citibank N.A.	6/20/22	USD	174	7,476	8,499	(1,023)
		Goldman Sachs
Republic of South Africa	1.00%	International	6/20/22	USD	44	1,890	2,144	(254)
Republic of South Africa	1.00%	HSBC Bank PLC	6/20/22	USD	100	4,296	4,788	(492)
Republic of the Philippines	1.00%	JPMorgan Chase Bank N.A.	6/20/22	USD	277	(3,142)	(685)	(2,457)

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2017	53

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.9.AAA	0.50%	Credit Suisse International	9/17/58	USD	60	$817	$739	$ 78
CMBX.NA.9.AAA	0.50%	Deutsche Bank AG	9/17/58	USD	50	681	625	56
		Morgan Stanley & Co.
CMBX.NA.9.AAA	0.50%	International PLC	9/17/58	USD	90	1,225	1,333	(108)
		Morgan Stanley & Co.
CMBX.NA.9.AAA	0.50%	International PLC	9/17/58	USD	50	681	616	65
		Morgan Stanley & Co.
CMBX.NA.9.AAA	0.50%	International PLC	9/17/58	USD	40	545	493	52
CMBX.NA.6.AAA	0.50%	Deutsche Bank AG	5/11/63	USD	119	(203)	39	(242)
CMBX.NA.6.AAA	0.50%	Deutsche Bank AG	5/11/63	USD	99	(169)	(33)	(136)
CMBX.NA.6.AAA	0.50%	Deutsche Bank AG	5/11/63	USD	69	(118)	14	(132)
CMBX.NA.6.BBB-	3.00%	Deutsche Bank AG	5/11/63	USD	30	3,490	2,756	734
CMBX.NA.6.BBB-	3.00%	J.P. Morgan Securities LLC	5/11/63	USD	20	2,327	1,305	1,022
CMBX.NA.6.BBB-	3.00%	J.P. Morgan Securities LLC	5/11/63	USD	20	2,327	1,305	1,022
CMBX.NA.6.BBB-	3.00%	J.P. Morgan Securities LLC	5/11/63	USD	20	2,327	2,010	317
		Morgan Stanley & Co.
CMBX.NA.6.BBB-	3.00%	International PLC	5/11/63	USD	20	2,327	1,199	1,128
Total						$6,070	$22,127	$(16,057)

OTC Credit Default Swaps — Sell Protection
Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Received	Unrealized Appreciation (Depreciation)
CMBX.NA.8.A	2.00%	Goldman Sachs International	10/17/57	Not Rated	USD	20	$ (1,005)	$ (2,039)	$ 1,034
Transocean Ltd.	1.00%	Goldman Sachs International	6/20/19	B+	USD	25	(463)	(308)	(155)
United Mexican States	1.00%	Bank of America N.A.	6/20/20	BBB+	USD	209	2,346	(1,271)	3,617
United Mexican States	1.00%	JPMorgan Chase Bank N.A.	9/20/20	BBB+	USD	209	2,079	(1,816)	3,895
CMBX.NA.3.AM	0.50%	Credit Suisse International	12/13/49	BBB+	USD	72	(344)	(6,337)	5,993
CMBX.NA.3.AM	0.50%	Goldman Sachs International	12/13/49	BBB+	USD	142	(680)	(12,644)	11,964
CMBX.NA.4.AM	0.50%	Deutsche Bank AG	2/17/51	BBB-	USD	52	(304)	(6,945)	6,641
CMBX.NA.8.A	2.00%	Goldman Sachs International	10/17/57	Not Rated	USD	30	(1,508)	(1,709)	201
CMBX.NA.9.A	2.00%	Credit Suisse International	9/17/58	Not Rated	USD	20	(740)	(1,039)	299
CMBX.NA.9.A	2.00%	Deutsche Bank AG	9/17/58	Not Rated	USD	30	(1,110)	(1,496)	386
CMBX.NA.9.A	2.00%	Morgan Stanley & Co. International PLC	9/17/58	Not Rated	USD	100	(3,701)	(2,300)	(1,401)
CMBX.NA.9.A	2.00%	Morgan Stanley & Co. International PLC	9/17/58	Not Rated	USD	30	(1,110)	(1,633)	523
CMBX.NA.9.A	2.00%	Morgan Stanley & Co. International PLC	9/17/58	Not Rated	USD	20	(741)	(983)	242
CMBX.NA.9.BBB-	3.00%	Credit Suisse International	9/17/58	Not Rated	USD	40	(4,708)	(4,230)	(478)
		Morgan Stanley & Co.
CMBX.NA.9.BBB-	3.00%	International PLC	9/17/58	Not Rated	USD	40	(4,708)	(4,311)	(397)
CMBX.NA.9.BBB-	3.00%	Morgan Stanley & Co. International PLC	9/17/58	Not Rated	USD	10	(1,177)	(1,105)	(72)
CMBX.NA.10.BBB-	3.00%	J.P. Morgan Securities LLC	11/17/59	BBB-	USD	5	(539)	(448)	(91)
CMBX.NA.6.BBB-	3.00%	Credit Suisse International	5/11/63	BBB-	USD	20	(2,327)	(1,628)	(699)
Total							$(20,740)	$(52,242)	$31,502

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

See Notes to Financial Statements.

54	BLACKROCK SERIES FUND, INC.	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

OTC Interest Rate Swaps
Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
13.13%[1]	1-day BZDIOVER	Bank of America N.A.	7/03/17	BRL	688	$(836)	—	$(836)
13.11%[1]	1-day BZDIOVER	Citibank N.A.	7/03/17	BRL	826	(964)	—	(964)
12.85%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	7/03/17	BRL	117	(90)	—	(90)
9.50%[1]	1-day BZDIOVER	Bank of America N.A.	10/02/17	BRL	1,867	(52)	—	(52)
1.92%[2]	3-month KRW Certificate of Deposit	Deutsche Bank AG	11/10/17	KRW	311,432	708	$152	556
1.69%[1]	3-month KRW Certificate of Deposit	Deutsche Bank AG	11/10/17	KRW	311,432	(393)	—	(393)
9.99%[1]	1-day BZDIOVER	Citibank N.A.	1/02/18	BRL	1,632	(1,707)	—	(1,707)
8.98%[1]	1-day BZDIOVER	Citibank N.A.	1/02/18	BRL	455	214	—	214
9.98%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/18	BRL	1,632	(1,120)	—	(1,120)
4.55%[1]	28-day MXIBTIIE	Barclays Bank PLC	3/21/18	MXN	1,273	1,467	16	1,451
4.85%[1]	28-day MXIBTIIE	Bank of America N.A.	11/01/18	MXN	959	1,548	3	1,545
7.07%[2]	28-day MXIBTIIE	Citibank N.A.	11/21/18	MXN	4,102	144	—	144
7.06%[2]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	11/21/18	MXN	4,922	138	—	138
6.98%[2]	28-day MXIBTIIE	Citibank N.A.	11/28/18	MXN	7,000	(278)	(10)	(268)
6.98%[2]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	11/28/18	MXN	3,971	(158)	(6)	(152)
9.25%[2]	1-day BZDIOVER	Citibank N.A.	1/02/19	BRL	1,230	1,159	—	1,159
9.28%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/19	BRL	1,168	1,213	—	1,213
9.73%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/20	BRL	979	1,004	—	1,004
3.27%[1]	3-month LIBOR	Deutsche Bank AG	5/16/21	USD	550	(31,129)	—	(31,129)
3.78%[2]	7-day China Fixing Repo Rates	Bank of America N.A.	6/02/22	CNY	396	82	(3)	85
5.73%[1]	28-day MXIBTIIE	Bank of America N.A.	1/03/25	MXN	940	3,972	13	3,959
6.43%[2]	28-day MXIBTIIE	Bank of America N.A.	6/06/25	MXN	836	(1,792)	(14)	(1,778)
6.33%[2]	28-day MXIBTIIE	Citibank N.A.	7/17/25	MXN	1,010	(2,551)	(5)	(2,546)
6.31%[1]	28-day MXIBTIIE	Deutsche Bank AG	8/11/25	MXN	3,807	9,994	16	9,978
6.27%[2]	28-day MXIBTIIE	Bank of America N.A.	12/05/25	MXN	116	(336)	(2)	(334)
Total						$(19,763)	$160	$(19,923)

[1]	The Fund pays the fixed rate and receives the floating rate.
[2]	The Fund pays the floating rate and receives the fixed rate.

Transactions in Options Written for the Six Months Ended June 30, 2017

	Calls

	Notional (000)

	Contracts	AUD	EUR	MXN	TRY	USD	Premiums Received

Outstanding options, beginning of period	—	—	2,579	—	—	195	$20,136
Options written	91	212	5,168	6,220	183	2,084	97,851
Options expired	(91)	(212)	(5,480)	—	—	(1,184)	(59,663)
Options closed	—	—	(2,205)	(6,220)	—	(619)	(48,957)

Outstanding options, end of period	—	—	62	—	183	476	$9,367

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2017	55

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

	Puts

		Notional (000)

	Contracts	AUD	EUR	MXN	USD	Premiums Received

Outstanding options, beginning of period	—	—	—	—	610	$3,169
Options written	210	198	7,477	2,227	7,004	106,954
Options expired	—	(106)	(1,355)	(1,160)	(3,550)	(13,797)
Options closed	—	—	(6,122)	(1,067)	(827)	(78,396)

Outstanding options, end of period	210	92	—	—	3,237	$17,930

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets - Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	$55,027	—	$91,226	—	$146,253
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$289,296	—	—	289,296
Options purchased	Investments at value — unaffiliated[2]	—	—	—	15,260	14,875	—	30,135
Swaps - centrally cleared	Net unrealized appreciation[1]	—	—	—	—	41,422	$4,315	45,737
Swaps - OTC	Unrealized appreciation on OTC swaps; Swap premiums paid	—	$ 76,025	—	—	21,646	—	97,671

Total		—	$ 76,025	$55,027	$304,556	$169,169	$4,315	$609,092

Liabilities - Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	$187,475	—	$86,474	—	$273,949
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$119,059	—	—	119,059
Options written	Options written, at value	—	—	—	5,525	3,500	—	9,025
Swaps - centrally cleared	Net unrealized depreciation[1]	—	$ 218	—	—	9,299	—	9,517
Swaps - OTC	Unrealized depreciation on OTC swaps; Swap premiums received	—	90,695	—	—	41,409	—	132,104

Total		—	$ 90,913	$187,475	$124,584	$140,682	—	$543,654

[1]

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

See Notes to Financial Statements.

56	BLACKROCK SERIES FUND, INC.	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

For the six months ended June 30, 2017, the effect of derivative financial instruments in the Statements of Operations were as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	$510,316	$ 310,599	$591,864	—	$1,412,779
Foreign currency transactions	—	—	—	(114,084)	—	—	(114,084)
Options purchased[1]	—	—	—	(113,749)	(79,800)	—	(193,549)
Options written	—	—	—	47,864	22,946	—	70,810
Swaps	—	$3,925	—	(38,968)	15,681	—	(19,362)

Total	—	$3,925	$510,316	$ 91,662	$550,691	—	$1,156,594

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	$(115,978)	$60,482	$84,672	—	$ 29,176
Foreign currency translations	—	—	—	101,407	—	—	101,407
Options purchased[1]	—	—	—	(22,328)	(23,836)	—	(46,164)
Options written	—	—	—	(2,983)	5,808	—	2,825
Swaps	—	$(100,610)	—	—	71,331	$12,839	(16,440)

Total	—	$(100,610)	$(115,978)	$136,578	$137,975	$12,839	$70,804

[1]	Options purchased are included in the net realized gain (loss) from investments and the net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts - long	$46,382,688
Average notional value of contracts - short	$34,305,243
Forward foreign currency exchange contracts:
Average amounts purchased - in USD	$11,002,656
Average amounts sold - USD	$11,413,726
Options:
Average value of option contracts purchased	$53,774
Average value of option contracts written	$9,230
Credit default swaps:
Average notional value - buy protection	$4,831,214
Average notional value - sell protection	$1,612,500
Interest rate swaps:
Average notional value - pays fixed rate	$5,346,429
Average notional value - receives fixed rate	$6,867,806
Total return swaps:
Average notional value	$2,771,021

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$24,378		$ 199,585
Forward foreign currency exchange contracts	289,296		119,059
Options	30,135	[1]	9,025
Swaps - Centrally cleared	—		12,453
Swaps - OTC[2]	97,671		132,104

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$441,480		$472,226
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(39,253)		(215,538)

Total derivative assets and liabilities subject to an MNA	$402,227		$256,688

[1]	Includes options purchased at value which is included in Investments at value - unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.

[2]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2017	57

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund.

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$15,678	$(10,898)	—	—	$4,780
Barclays Bank PLC	4,525	(4,525)	—	—	—
BNP Paribas S.A.	33,108	(21,187)	—	—	11,921
Citibank N.A.	33,140	(13,874)	—	—	19,266
Credit Suisse International	12,310	(12,310)	—	—	—
Deutsche Bank AG	57,634	(51,945)	—	—	5,689
Goldman Sachs International	184,507	(35,434)	—	—	149,073
HSBC Bank PLC	8,532	(1,652)	—	—	6,880
J.P. Morgan Securities LLC	6,981	(539)	—	—	6,442
JPMorgan Chase Bank N.A.	24,513	(24,513)	—	—	—
Morgan Stanley & Co. International PLC	11,878	(11,878)	—	—	—
Royal Bank of Scotland PLC	8,749	(8,749)	—	—	—
UBS AG	672	(672)	—	—	—
Total	$402,227	$(198,176)	—	—	$204,051

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Bank of America N.A.	$10,898	$(10,898)	—	—	—
Barclays Bank PLC	42,335	(4,525)	—	—	$37,810
BNP Paribas S.A.	21,187	(21,187)	—	—	—
Citibank N.A.	13,874	(13,874)	—	—	—
Credit Suisse International	15,313	(12,310)	—	—	3,003
Deutsche Bank AG	51,945	(51,945)	—	—	—
Goldman Sachs International	35,434	(35,434)	—	—	—
HSBC Bank PLC	1,652	(1,652)	—	—	—
J.P. Morgan Securities LLC	539	(539)	—	—	—
JPMorgan Chase Bank N.A.	26,751	(24,513)	—	—	2,238
Morgan Stanley & Co. International PLC	18,149	(11,878)	—	—	6,271
Royal Bank of Scotland PLC	9,997	(8,749)	—	—	1,248
Standard Chartered Bank	169	—	—	—	169
UBS AG	8,445	(672)	—	—	7,773
Total	$256,688	$(198,176)	—	—	$58,512

[1]	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]	Net amount represents the net amount payable due to the counterparty in the event of default.

See Notes to Financial Statements.

58	BLACKROCK SERIES FUND, INC.	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$16,374,999	$3,130,123	$19,505,122
Common Stocks	$301,313,965	—	—	301,313,965
Corporate Bonds	—	44,513,661	—	44,513,661
Foreign Agency Obligations	—	627,918	—	627,918
Foreign Government Obligations	—	7,945,704	—	7,945,704
Investment Companies	19,380,834	—	—	19,380,834
Non-Agency Mortgage-Backed Securities	—	8,729,147	1,471,744	10,200,891
Other Interests	—	—	—	—
Preferred Securities	435,763	561,327	—	997,090
Taxable Municipal Bonds	—	8,660,542	—	8,660,542
U.S. Government Sponsored Agency Securities	—	74,844,701	56,674	74,901,375
U.S. Treasury Obligations	—	25,151,256	—	25,151,256
Short Term Investments:
Borrowed Bond Agreements	—	1,107,942	—	1,107,942
Money Market Funds	27,038,565	—	—	27,038,565
Options Purchased:
Foreign currency exchange contracts	—	15,260	—	15,260
Interest rate contracts	14,875	—	—	14,875
Liabilities:
TBA Sale Commitments	—	(30,496,501)	—	(30,496,501)
Borrowed Bonds	—	(1,098,961)	—	(1,098,961)

Subtotal	$348,184,002	$156,936,995	$4,658,541	$509,779,538

Investments Valued at NAV[1]				10,285,939

Total Investments				$520,065,477

[1]	As of June 30, 2017, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$39,445	—	$39,445
Equity contracts	$44,842	—	—	44,842
Foreign Currency Exchange Contracts	—	289,296	—	289,296
Interest rate contracts	64,684	62,868	—	127,552
Other contracts	—	4,315	—	4,315
Liabilities:
Credit contracts	—	(24,218)	—	(24,218)
Equity contracts	(177,290)	—	—	(177,290)
Foreign Currency Exchange Contracts	—	(124,584)	—	(124,584)
Interest rate contracts	(63,432)	(50,668)	—	(114,100)
Other contracts	—	—	—	—

Total	$(131,196)	$196,454	—	$65,258

[1]

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $10,017,553 are categorized as level 2 within the disclosure hierarchy.

During the six months ended June 30, 2017, there were no transfers between Level 1 and Level 2.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2017	59

Schedule of Investments (concluded)	BlackRock Balanced Capital Portfolio

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Non-Agency Mortgage-Backed Securities	Options Purchased	US Government Sponsored Agency Securities	Total
Assets:
Opening Balance, as of December 31, 2016	$4,592,036	$1,252,877	—	—	$5,844,913
Transfers into Level 3	84,514	392,791	—	—	477,305
Transfers out of Level 3	(3,144,988)	—	—	—	(3,144,988)
Accrued discounts/premiums	1,134	3,285	—	—	4,419
Net realized gain (loss)	7,577	10,277	—	$75	17,929
Net change in unrealized appreciation (depreciation)[1,2]	(18,511)	(5,911)	$(2,386)	(168)	(26,976)
Purchases	2,449,608	572,836	2,386	87,139	3,111,969
Sales	(841,247)	(754,411)	—	(30,372)	(1,626,030)

Closing Balance, as of June 30, 2017	$3,130,123	$1,471,744	—	$56,674	$4,658,541

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2017[2]	$(10,344)	$(2,314)	—	$(168)	$(12,826)

[1]	Included in the related change in unrealized appreciation (depreciation) in the Statements of Operations.

[2]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2017 is generally due to investments no longer held or categorized as Level 3 at year end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

60	BLACKROCK SERIES FUND, INC.	JUNE 30, 2017

Schedule of Investments June 30, 2017 (Unaudited)	BlackRock Capital Appreciation Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 1.2%
TransDigm Group, Inc. (a)	6,787	$1,824,821
Banks — 5.3%
Bank of America Corp.	147,697	3,583,129
First Republic Bank	22,407	2,242,941
SunTrust Banks, Inc.	14,392	816,314
SVB Financial Group (b)	4,223	742,361
Wells Fargo & Co.	17,329	960,200

		8,344,945
Beverages — 3.4%
Constellation Brands, Inc., Class A	23,104	4,475,938
Dr. Pepper Snapple Group, Inc.	10,169	926,498

		5,402,436
Biotechnology — 7.7%
Alexion Pharmaceuticals, Inc. (b)	38,371	4,668,600
Biogen, Inc. (b)	9,787	2,655,800
Celgene Corp. (b)	24,245	3,148,698
Regeneron Pharmaceuticals, Inc. (b)	1,698	833,956
Vertex Pharmaceuticals, Inc. (b)	6,115	788,040

		12,095,094
Capital Markets — 0.4%
S&P Global, Inc.	4,281	624,983
Chemicals — 2.3%
Monsanto Co.	12,928	1,530,158
Sherwin-Williams Co.	6,040	2,119,798

		3,649,956
Diversified Financial Services — 1.4%
Berkshire Hathaway, Inc., Class B (b)	12,798	2,167,597
Diversified Telecommunication Services — 0.4%
Zayo Group Holdings, Inc. (b)	22,606	698,525
Electrical Equipment — 1.9%
Acuity Brands, Inc. (a)	14,675	2,983,134
Equity Real Estate Investment Trusts (REITs) — 2.1%
Equinix, Inc.	4,499	1,930,791
SBA Communications Corp. (b)	9,859	1,329,979

		3,260,770
Health Care Equipment & Supplies — 3.0%
Becton Dickinson and Co.	11,169	2,179,184
Boston Scientific Corp. (b)	92,229	2,556,588

		4,735,772
Health Care Providers & Services — 4.6%
UnitedHealth Group, Inc.	39,096	7,249,180
Hotels, Restaurants & Leisure — 1.2%
Domino’s Pizza, Inc.	8,864	1,875,002
Industrial Conglomerates — 1.0%
Roper Technologies, Inc.	6,932	1,604,966
Internet & Direct Marketing Retail — 13.4%
Amazon.com, Inc. (b)	12,311	11,917,048
Netflix, Inc. (b)	27,578	4,120,429
Priceline Group, Inc. (b)	2,650	4,956,878

		20,994,355
Internet Software & Services — 14.9%
Alibaba Group Holding Ltd. - ADR (a)(b)	16,479	2,321,891
Alphabet, Inc., Class A (b)	11,542	10,730,367
Facebook, Inc., Class A (b)	32,560	4,915,909
Tencent Holdings Ltd.	149,500	5,363,307

		23,331,474

Common Stocks	Shares	Value
IT Services — 6.6%
Cognizant Technology Solutions Corp., Class A	24,941	$1,656,082
Global Payments, Inc.	23,596	2,131,191
PayPal Holdings, Inc. (b)	16,559	888,722
Visa, Inc., Class A	59,702	5,598,854

		10,274,849
Multiline Retail — 0.9%
Dollar Tree, Inc. (b)	19,323	1,351,064
Oil, Gas & Consumable Fuels — 0.8%
Pioneer Natural Resources Co.	7,885	1,258,288
Pharmaceuticals — 0.9%
Zoetis, Inc.	22,468	1,401,554
Professional Services — 2.0%
Equifax, Inc.	22,553	3,099,233
Semiconductors & Semiconductor Equipment — 5.6%
Advanced Micro Devices, Inc. (a)(b)	89,016	1,110,920
ASML Holding NV	18,361	2,392,622
Broadcom Ltd.	12,848	2,994,226
NVIDIA Corp.	9,293	1,343,396
Teradyne, Inc.	30,503	916,005

		8,757,169
Software — 11.8%
Activision Blizzard, Inc.	31,132	1,792,269
Adobe Systems, Inc. (b)	18,189	2,572,652
Autodesk, Inc. (b)	31,500	3,175,830
Microsoft Corp.	126,159	8,696,140
salesforce.com, Inc. (b)	8,487	734,974
Snap, Inc., Class A (a)(b)	53,398	948,882
Zendesk, Inc. (b)	18,141	503,957

		18,424,704
Specialty Retail — 3.1%
Home Depot, Inc.	21,034	3,226,616
Ulta Beauty, Inc. (b)	5,415	1,555,946

		4,782,562
Technology Hardware, Storage & Peripherals — 1.7%
Apple Inc.	18,687	2,691,302
Textiles, Apparel & Luxury Goods — 1.5%
NIKE, Inc., Class B	41,031	2,420,829
Total Common Stocks — 99.1%		155,304,564

Preferred Stocks
Software — 1.0%
Palantir Technologies, Inc., Series I (Acquired 2/11/14, cost $1,152,906), 0.00% (b)(c)(d)	188,076	1,506,489
Total Preferred Stocks — 1.0%		1,506,489
Total Long-Term Investments (Cost — $121,415,086) — 100.1%		156,811,053
Short-Term Securities
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.84% (e)(f)	68,206	68,206
SL Liquidity Series, LLC, Money Market Series, 1.27% (e)(f)(g)	8,688,130	8,688,999
Total Short-Term Securities (Cost — $8,757,900) — 5.6%		8,757,205

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2017	61

Schedule of Investments (continued)	BlackRock Capital Appreciation Portfolio

Value
Total Investments (Cost — $ 130,172,986) — 105.7%	$165,568,258
Liabilities in Excess of Other Assets — (5.7)%	(8,854,443)

Net Assets — 100.0%	$156,713,815

Notes to Schedule of Investments

(a)	Security, or a portion of the security, is on loan.

(b)	Non-income producing security.

(c)	Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $1,506,489, representing 1.0% of its net assets as of period end, and an original cost of $1,152,906.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(e)	During the six months ended June 30, 2017, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2016	Net Activity	Shares Held at June 30, 2017	Value at June 30, 2017	Income		Net Realized Gain	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	1,604,140	(1,535,934)	68,206	$ 68,206	$ 2,679		—	—
SL Liquidity Series, LLC, Money Market Series	588,197	8,099,933	8,688,130	8,688,999	32,727	[1]	$148	$(636)
Total				$8,757,205	$35,406		$148	$(636)

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(f)	Current yield as of period end.

(g)	Security was purchased with the cash collateral from loaned securities.

•	For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Aerospace & Defense	$1,824,821	—	—	$1,824,821
Banks	8,344,945	—	—	8,344,945
Beverages	5,402,436	—	—	5,402,436
Biotechnology	12,095,094	—	—	12,095,094
Capital Markets	624,983	—	—	624,983
Chemicals	3,649,956	—	—	3,649,956
Diversified Financial Services	2,167,597	—	—	2,167,597
Diversified Telecommunication Services	698,525	—	—	698,525
Electrical Equipment	2,983,134	—	—	2,983,134
Equity Real Estate Investment Trusts (REITs)	3,260,770	—	—	3,260,770
Health Care Equipment & Supplies	4,735,772	—	—	4,735,772
Health Care Providers & Services	7,249,180	—	—	7,249,180
Hotels, Restaurants & Leisure	1,875,002	—	—	1,875,002
Industrial Conglomerates	1,604,966	—	—	1,604,966
Internet & Direct Marketing Retail	20,994,355	—	—	20,994,355
Internet Software & Services	17,968,167	$5,363,307	—	23,331,474
IT Services	10,274,849	—	—	10,274,849
Multiline Retail	1,351,064	—	—	1,351,064
Oil, Gas & Consumable Fuels	1,258,288	—	—	1,258,288
Pharmaceuticals	1,401,554	—	—	1,401,554

See Notes to Financial Statements.

62	BLACKROCK SERIES FUND, INC.	JUNE 30, 2017

Schedule of Investments (concluded)	BlackRock Capital Appreciation Portfolio

	Level 1	Level 2	Level 3	Total
Professional Services	$3,099,233	—	—	$3,099,233
Semiconductors & Semiconductor Equipment	8,757,169	—	—	8,757,169
Software	18,424,704	—	—	18,424,704
Specialty Retail	4,782,562	—	—	4,782,562
Technology Hardware, Storage & Peripherals	2,691,302	—	—	2,691,302
Textiles, Apparel & Luxury Goods	2,420,829	—	—	2,420,829
Preferred Stock:
Software	—	—	$1,506,489	1,506,489
Short-Term Securities	68,206	—	—	68,206

Subtotal	$150,009,463	$5,363,307	$1,506,489	$156,879,259

Investments Valued at NAV[1]				8,688,999

Total Investments				$165,568,258

[1]	As of June 30, 2017, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

During the six months ended June 30, 2017, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Preferred Stocks
Assets:
Opening Balance, as of December 31, 2016	$1,521,535
Transfers into Level 3	—
Transfers out of Level 3	—
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation/depreciation[1,2]	(15,046)
Purchases	—
Sales	—
Closing Balance, as of June 30, 2017	$1,506,489

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2017[2]	$(15,046)

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[2]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2017 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized
Preferred Stocks	$1,506,489	Market	Revenue Multiple[1]	10.75x
			Revenue Growth Rate[1]	131.00%

[1]	Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2017	63

Consolidated Schedule of Investments June 30, 2017 (Unaudited)	BlackRock Global Allocation Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Belgium — 0.5%
Anheuser-Busch InBev SA	7,636	$843,387
Umicore SA	3,802	264,472

		1,107,859
Brazil — 0.1%
Azul SA — ADR (a)(b)	8,413	177,346
Canada — 0.3%
Encana Corp.	66,438	584,654
Platinum Group Metals Ltd. (a)(b)	39,828	33,280
Platinum Group Metals Ltd. (a)	8,522	7,163

		625,097
China — 0.6%
Alibaba Group Holding Ltd. — ADR (a)(b)	6,027	849,204
Brilliance China Automotive Holdings Ltd.	76,000	138,420
China Mobile Ltd. — ADR	1,209	64,186
CLP Holdings Ltd.	7,000	74,020
Want Want China Holdings Ltd.	57,000	38,461

		1,164,291
Czech Republic — 0.0%
CEZ AS	3,395	59,093
Finland — 0.3%
Nokia OYJ	115,627	708,995
France — 2.8%
Accor SA	6,717	315,090
AXA SA	12,748	349,084
Cie Generale des Etablissements Michelin	2,273	302,523
Compagnie de Saint-Gobain	5,438	290,417
Danone SA	18,489	1,387,743
Dassault Aviation SA	241	336,799
Safran SA	8,386	769,051
Sanofi	5,176	495,965
Sodexo SA	2,274	293,898
TOTAL SA	9,007	447,172
TOTAL SA — ADR (b)	345	17,109
Ubisoft Entertainment SA (a)	4,923	279,485
Unibail-Rodamco SE	1,356	341,681
Vinci SA	3,465	295,570

		5,921,587
Germany — 1.7%
Bayer AG, Registered Shares	7,123	923,215
Deutsche Telekom AG, Registered Shares	27,595	497,400
Evonik Industries AG	6,764	216,487
GEA Group AG	5,554	228,054
Innogy SE (c)	27,561	1,084,706
Siemens AG, Registered Shares	2,007	276,071
Vonovia SE	7,872	313,197

		3,539,130
Hong Kong — 0.6%
CK Infrastructure Holdings Ltd.	7,000	58,802
Hang Lung Properties Ltd.	14,000	34,988
HKT Trust & HKT Ltd. (d)	42,000	55,086
Jardine Matheson Holdings Ltd.	900	57,776
Link REIT	8,500	64,660
Power Assets Holdings Ltd.	6,000	52,962
Sino Land Co. Ltd.	26,000	42,598
Sun Hung Kai Properties Ltd.	56,666	832,433
Swire Pacific Ltd., Class A	5,500	53,689
Wharf Holdings Ltd.	9,000	74,472

		1,327,466

Common Stocks	Shares	Value
India — 1.0%
Coal India Ltd.	59,538	$224,865
Hero MotoCorp Ltd.	1,356	77,589
Infosys Ltd.	31,350	453,784
Kotak Mahindra Bank Ltd.	17,430	264,979
Maruti Suzuki India Ltd.	1,793	200,060
Oil & Natural Gas Corp. Ltd. (a)	17,121	41,641
Reliance Industries Ltd. (a)	33,994	725,265
State Bank of India	23,160	98,050
Yes Bank Ltd. (e)	5,321	120,476

		2,206,709
Indonesia — 0.1%
Siloam International Hospitals Tbk PT (a)	231,486	196,270
Ireland — 0.0%
Medtronic PLC	973	86,354
Italy — 0.9%
Ei Towers SpA	6,624	383,198
Enel SpA	91,030	488,240
Luxottica Group SpA	5,642	328,410
RAI Way SpA (c)	34,108	170,084
Snam SpA	6,954	30,348
Telecom Italia SpA (a)	552,467	511,128
Telecom Italia SpA, Non-Convertible Savings Shares	15,437	11,424

		1,922,832
Japan — 8.4%
Aisin Seiki Co. Ltd.	5,020	258,061
Ajinomoto Co., Inc.	19,400	419,509
Alfresa Holdings Corp.	2,300	44,466
Alpine Electronics, Inc.	1,500	22,505
Asahi Group Holdings Ltd.	7,400	278,686
Asahi Kasei Corp.	27,900	300,994
Astellas Pharma, Inc.	2,650	32,480
Bridgestone Corp.	10,800	466,901
Canon Marketing Japan, Inc.	1,900	43,313
Chiyoda Corp.	6,000	35,441
Chubu Electric Power Co., Inc.	6,700	89,101
COMSYS Holdings Corp.	2,300	47,489
Daikin Industries Ltd.	2,600	266,739
Denso Corp.	12,030	510,531
East Japan Railway Co.	9,327	893,491
Exedy Corp.	1,300	36,754
FUJIFILM Holdings Corp.	1,400	50,480
Futaba Industrial Co. Ltd.	4,070	36,927
GS Yuasa Corp.	20,000	87,293
Hino Motors Ltd.	4,000	44,662
Hirose Electric Co. Ltd.	400	57,242
Hitachi Chemical Co. Ltd.	8,400	251,837
Hoya Corp.	12,001	624,789
Inpex Corp.	39,699	383,312
Japan Airlines Co. Ltd.	22,100	684,563
Japan Tobacco, Inc.	1,600	56,237
Kamigumi Co. Ltd.	4,000	42,047
KDDI Corp.	7,200	190,423
Keyence Corp.	200	88,046
Kinden Corp.	6,900	111,403
Koito Manufacturing Co. Ltd.	2,700	139,618
Komatsu Ltd.	15,200	390,145
Kubota Corp.	15,880	268,416
Kuraray Co. Ltd.	2,900	52,806
Kurita Water Industries Ltd.	1,600	43,767
Kyocera Corp.	1,100	63,933
Kyushu Railway Co.	5,000	162,171

See Notes to Financial Statements.

64	BLACKROCK SERIES FUND, INC.	JUNE 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

Common Stocks	Shares	Value
Japan (continued)
Mabuchi Motor Co. Ltd.	1,100	$54,981
Maeda Road Construction Co. Ltd.	3,000	59,895
Makita Corp.	1,300	48,144
Medipal Holdings Corp.	2,600	48,209
Mitsubishi Electric Corp.	50,400	728,915
Mitsubishi Estate Co. Ltd.	17,700	330,863
Murata Manufacturing Co. Ltd.	3,540	540,438
Nintendo Co. Ltd.	1,100	368,271
Nippo Corp.	3,000	60,377
Nippon Telegraph & Telephone Corp.	1,720	81,191
Nippon Television Holdings, Inc.	3,900	65,754
Nitto Denko Corp.	4,400	363,358
NTT DOCOMO, Inc.	5,000	118,253
Okumura Corp.	18,270	123,130
Otsuka Holdings Co. Ltd.	1,500	64,043
Renesas Electronics Corp. (a)	15,300	133,773
Rinnai Corp.	1,450	135,468
Rohm Co. Ltd.	6,160	474,945
Sawai Pharmaceutical Co. Ltd.	800	44,930
Secom Co. Ltd.	800	60,868
Seino Holdings Co. Ltd.	2,900	38,661
Seven & i Holdings Co. Ltd.	700	28,885
Shimamura Co. Ltd.	400	49,037
Shin-Etsu Chemical Co. Ltd.	9,820	893,746
SHO-BOND Holdings Co. Ltd.	500	25,269
SKY Perfect JSAT Holdings, Inc.	4,300	18,521
Stanley Electric Co. Ltd.	1,800	54,549
Subaru Corp.	9,860	334,333
Sumitomo Electric Industries Ltd.	16,400	253,715
Sumitomo Mitsui Financial Group, Inc.	19,700	769,176
Suzuken Co. Ltd.	1,100	36,617
Suzuki Motor Corp.	20,161	960,429
Toda Corp.	19,000	118,678
Toho Co. Ltd.	1,700	52,428
Tokio Marine Holdings, Inc.	10,502	437,023
Tokyo Gas Co. Ltd.	114,581	596,817
Tokyo Steel Manufacturing Co. Ltd.	5,200	44,071
Toray Industries, Inc.	30,500	255,885
Toyota Industries Corp.	12,714	672,447
Trend Micro, Inc.	1,500	77,525
TV Asahi Holdings Corp.	2,600	46,970
Ube Industries Ltd.	77,600	200,309
West Japan Railway Co.	3,600	254,720
Yamada Denki Co. Ltd.	6,600	32,815
Yamaha Corp.	1,500	51,928
Yamato Kogyo Co. Ltd.	1,200	30,825

		17,817,763
Netherlands — 1.1%
ABN AMRO Group NV — CVA (c)	12,248	324,473
ING Groep NV	40,100	692,238
Koninklijke Philips NV	29,721	1,058,031
Randstad Holding NV	4,496	262,122
Unilever NV CVA	874	48,246

		2,385,110
Portugal — 0.1%
Jeronimo Martins SGPS SA	1,308	25,537
NOS SGPS SA	18,413	111,749

		137,286

Common Stocks	Shares	Value
Singapore — 0.3%
CapitaLand Ltd.	162,900	$413,932
ComfortDelGro Corp. Ltd.	38,700	64,641
Singapore Telecommunications Ltd.	33,000	93,195

		571,768
South Korea — 0.5%
Coway Co. Ltd.	700	63,617
Doosan Bobcat, Inc.	10,915	340,046
Hyundai Motor Co.	2,098	292,514
KT&G Corp.	2,204	225,451
LG Chem Ltd.	316	80,414
POSCO	245	61,371
SK Telecom Co. Ltd.	285	66,259

		1,129,672
Spain — 0.3%
Cellnex Telecom SAU (c)	27,512	568,577
Gas Natural SDG SA	6,869	160,793

		729,370
Sweden — 0.6%
SKF AB, Class B	42,469	862,392
Svenska Handelsbanken AB, Class A	24,615	352,539

		1,214,931
Switzerland — 0.7%
Nestle SA, Registered Shares	11,555	1,007,800
Novartis AG, Registered Shares	772	64,483
UBS Group AG, Registered Shares (a)	24,171	411,049

		1,483,332
Taiwan — 0.4%
Cathay Financial Holding Co. Ltd.	35,000	57,611
Cheng Shin Rubber Industry Co. Ltd.	57,341	121,947
Chunghwa Telecom Co. Ltd.	21,000	74,497
Far EasTone Telecommunications Co. Ltd.	22,000	56,034
Formosa Chemicals & Fibre Corp.	15,000	47,058
Formosa Petrochemical Corp.	10,000	34,489
Formosa Plastics Corp.	16,000	48,745
Fubon Financial Holding Co. Ltd.	34,000	54,105
Hon Hai Precision Industry Co. Ltd.	20,200	77,649
Nan Ya Plastics Corp.	20,000	49,607
Taiwan Mobile Co. Ltd. (a)	23,000	86,576
Uni-President Enterprises Corp.	39,000	78,169

		786,487
Thailand — 0.2%
Advanced Info Service PCL	15,400	80,468
Intouch Holdings PCL, Class F	45,500	75,244
PTT Global Chemical PCL	32,500	65,613
Siam Cement PCL	4,400	64,993
Siam Cement PCL — NVDR	400	5,932
Thai Oil PCL	14,800	34,419

		326,669
United Arab Emirates — 0.3%
NMC Health PLC	18,659	531,695
United Kingdom — 3.7%
BAE Systems PLC	34,321	283,331
Berkeley Group Holdings PLC	5,868	246,748
BP PLC	28,583	164,987

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2017	65

Consolidated Schedule of Investments (Continued)	BlackRock Global Allocation Portfolio

Common Stocks	Shares	Value
United Kingdom (continued)
BP PLC — ADR (b)	18,705	$648,128
GlaxoSmithKline PLC	46,590	991,778
GW Pharmaceuticals PLC — ADR (a)(b)	442	44,311
HSBC Holdings PLC	114,525	1,063,022
Liberty Global PLC, Class A (a)	3,303	106,092
Meggitt PLC	36,160	224,691
Michael Kors Holdings Ltd. (a)	12,838	465,377
National Grid PLC	1,956	24,238
Royal Dutch Shell PLC, A Shares	20,565	546,823
Royal Dutch Shell PLC, Class A — ADR (b)	19,140	1,018,057
Shire PLC	3,263	179,919
Smiths Group PLC	13,886	288,718
Spire Healthcare Group PLC (c)	50,221	212,277
Vodafone Group PLC	328,924	934,133
Vodafone Group PLC — ADR	10,845	311,577

		7,754,207
United States — 25.5%
3M Co.	123	25,607
AbbVie, Inc.	413	29,947
Acadia Healthcare Co., Inc. (a)(b)	6,137	303,045
Accenture PLC, Class A	274	33,888
Adobe Systems, Inc. (a)	247	34,936
Advance Auto Parts, Inc.	2,852	332,515
Aetna, Inc.	7,017	1,065,391
Air Products & Chemicals, Inc.	7,103	1,016,155
Alliance Data Systems Corp.	80	20,535
Allstate Corp. (m)	5,680	502,339
Alphabet, Inc., Class C (a)	1,110	1,008,690
Altria Group, Inc.	699	52,055
Amazon.com, Inc. (a)	1,923	1,861,464
Amdocs Ltd.	567	36,549
American International Group, Inc.	246	15,380
American Tower Corp.	329	43,533
Ameriprise Financial, Inc.	151	19,221
Amgen, Inc.	240	41,335
Anadarko Petroleum Corp.	18,939	858,694
Analog Devices, Inc.	186	14,471
Anthem, Inc.	2,989	562,321
Apple Inc.	14,357	2,067,695
Axalta Coating Systems Ltd. (a)	20,605	660,184
Axis Capital Holdings Ltd.	422	27,287
Bank of America Corp.	71,392	1,731,970
Bank of New York Mellon Corp.	305	15,561
Baxter International, Inc.	1,429	86,512
Bed Bath & Beyond, Inc. (b)	3,420	103,968
Berkshire Hathaway, Inc., Class B (a)	4,426	749,632
Biogen, Inc. (a)	1,140	309,350
Boeing Co.	153	30,256
Bristol-Myers Squibb Co.	812	45,245
Brookdale Senior Living, Inc. (a)	22,158	325,944
Capital One Financial Corp.	298	24,621
Cardinal Health, Inc.	416	32,415
Catalent, Inc. (a)	7,854	275,675
CenterPoint Energy, Inc.	429	11,746
Charles Schwab Corp.	9,746	418,688
Charter Communications, Inc., Class A (a)	1,741	586,456
Chevron Corp.	113	11,789
Chubb Ltd.	4,175	606,961
Cisco Systems, Inc.	632	19,782
Citigroup, Inc.	14,576	974,843
Colgate-Palmolive Co.	915	67,829
Comcast Corp., Class A	38,890	1,513,599
CommScope Holding Co, Inc. (a)	15,703	597,185
Constellation Brands, Inc., Class A	190	36,809
Cooper Cos, Inc.	33	7,901

Common Stocks	Shares	Value
United States (continued)
Crown Holdings, Inc. (a)	411	$24,520
Cummins, Inc.	112	18,169
CVS Health Corp.	3,692	297,058
Delta Air Lines, Inc.	10,696	574,803
Discover Financial Services	5,111	317,853
DISH Network Corp., Class A (a)	4,619	289,888
E.I. du Pont de Nemours & Co.	15,378	1,241,158
Edgewell Personal Care Co. (a)	10,957	832,951
Electronic Arts, Inc. (a)	3,024	319,697
EQT Corp. (b)	5,864	343,572
Expedia, Inc.	2,221	330,818
Facebook, Inc., Class A (a)	8,046	1,214,785
Fifth Third Bancorp	531	13,785
Ford Motor Co.	23,232	259,966
Fortune Brands Home & Security, Inc.	6,173	402,727
General Dynamics Corp.	197	39,026
General Electric Co.	3,389	91,537
Gilead Sciences, Inc.	15,469	1,094,896
Global Payments, Inc.	3,139	283,514
Goldman Sachs Group, Inc.	2,481	550,534
Goodyear Tire & Rubber Co.	526	18,389
H&R Block, Inc. (b)	1,326	40,987
Hartford Financial Services Group, Inc.	1,142	60,035
HCA Healthcare, Inc. (a)	6,901	601,767
Helmerich & Payne, Inc. (b)	315	17,117
Home Depot, Inc.	2,963	454,524
Illinois Tool Works, Inc.	167	23,923
Intel Corp.	734	24,765
International Paper Co.	570	32,268
Intuit, Inc.	1,021	135,599
Invitae Corp. (a)	4,635	44,311
Jawbone Health Hub, Inc. (Acquired 1/24/17, cost $0) (a)(e)(f)	6,968	19,004
Johnson & Johnson	661	87,444
JPMorgan Chase & Co.	9,402	859,343
Kansas City Southern	7,540	789,061
KLA-Tencor Corp.	293	26,812
Lear Corp.	167	23,727
Liberty Broadband Corp., Class A (a)	1,414	121,307
Liberty Broadband Corp., Class C (a)	3,453	299,548
Liberty Media Corp. — Liberty Formula One (Acquired 1/24/17, cost $67,351) (a)(f)	2,454	89,316
Liberty Media Corp. — Liberty SiriusXM Group, Class A (a)	5,069	212,797
Liberty Media Corp. — Liberty SiriusXM Group, Class C (a)	8,408	350,614
Lookout, Inc. (Acquired 3/04/15, cost $16,643) (a)(e)(f)	1,457	932
Lowe’s Cos., Inc.	13,704	1,062,471
ManpowerGroup, Inc.	153	17,082
Marathon Oil Corp.	36,008	426,695
Marathon Petroleum Corp.	21,528	1,126,560
Marsh & McLennan Cos., Inc.	5,698	444,216
Masco Corp.	10,976	419,393
Mastercard, Inc., Class A	3,095	375,888
McDonald’s Corp.	266	40,741
McKesson Corp.	132	21,719
MetLife, Inc.	9,451	519,238
Microsoft Corp.	6,062	417,854
Mohawk Industries, Inc. (a)	1,647	398,063
Mondelez International, Inc., Class A	1,913	82,622
Morgan Stanley	18,302	815,537
NextEra Energy Partners LP	7,518	278,091
NextEra Energy, Inc.	7,140	1,000,528
Northrop Grumman Corp.	140	35,939
Nuance Communications, Inc. (a)	4,047	70,458

See Notes to Financial Statements.

66	BLACKROCK SERIES FUND, INC.	JUNE 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

Common Stocks		Shares	Value
United States (continued)
Omnicom Group, Inc. (b)		173	$14,342
O’Reilly Automotive, Inc. (a)		1,340	293,112
Packaging Corp. of America		357	39,766
PepsiCo, Inc.		660	76,223
Perrigo Co. PLC		8,419	635,803
Pfizer, Inc.		40,344	1,355,155
Phillips 66		311	25,717
Prudential Financial, Inc.		287	31,036
Pure Storage, Inc., Class A (a)(b)		24,490	313,717
PVH Corp.		127	14,542
QUALCOMM, Inc.		24,548	1,355,540
Ralph Lauren Corp. (b)		3,365	248,337
Raytheon Co.		159	25,675
Reinsurance Group of America, Inc.		245	31,456
Rockwell Automation, Inc.		145	23,484
Royal Caribbean Cruises Ltd.		130	14,200
Sabre Corp. (b)		14,664	319,235
Schlumberger Ltd.		4,905	322,945
Scripps Networks Interactive, Inc., Class A (b)		301	20,561
Sempra Energy		3,741	421,798
Simon Property Group, Inc.		152	24,588
Snap, Inc., Class A (a)(b)		13,632	242,241
St. Joe Co. (a)		26,899	504,356
Starbucks Corp.		4,829	281,579
Stryker Corp.		112	15,543
SunTrust Banks, Inc.		5,572	316,044
Target Corp.		10,492	548,627
Tenet Healthcare Corp. (a)(b)		21,554	416,854
TESARO, Inc. (a)(b)		940	131,468
Thermo Fisher Scientific, Inc.		376	65,601
Travelers Cos., Inc.		602	76,171
TripAdvisor, Inc. (a)		5,235	199,977
Tyson Foods, Inc., Class A		276	17,286
United Continental Holdings, Inc. (a)		12,876	968,919
United Rentals, Inc. (a)		229	25,811
UnitedHealth Group, Inc.		524	97,160
Unum Group		4,763	222,099
Urban Outfitters, Inc. (a)(b)		7,485	138,772
Valero Energy Corp.		648	43,714
VeriFone Systems, Inc. (a)(b)		14,490	262,269
VeriSign, Inc. (a)(b)		392	36,440
Verizon Communications, Inc.		20,353	908,965
Visa, Inc., Class A		3,831	359,271
Vistra Energy Corp.		6,883	115,566
VMware, Inc., Class A (a)(b)		3,207	280,388
WABCO Holdings, Inc. (a)		177	22,569
Western Digital Corp.		201	17,809
WestRock Co.		6,083	344,663
Williams Cos., Inc.		28,244	855,228
Williams-Sonoma, Inc. (b)		6,333	307,151
Wyndham Worldwide Corp.		351	35,244
Zimmer Biomet Holdings, Inc.		6,297	808,535

			53,919,468
Total Common Stocks — 51.0%			107,830,787

Corporate Bonds		Par (000)
Australia — 0.2%
Quintis Ltd., 8.75%, 8/01/23 (c)	USD	577	432,750

Corporate Bonds		Par (000)	Value
Canada — 0.0%
BC ULC/New Red Finance, Inc., 4.25%, 5/15/24 (c)	USD	54	$53,659
Chile — 0.0%
Inversiones Alsacia SA, 8.00%, 12/31/18 (a)(c)(g)		167	5,837
China — 0.0%
Celestial Nutrifoods Ltd., 0.00%, 6/12/11 (a)(e)(g)(h)	SGD	400	—
China Milk Products Group Ltd., 0.00%, 1/05/12 (a)(e)(g)(h)	USD	300	1,500

			1,500
France — 0.2%
BNP Paribas SA, 2.40%, 12/12/18		249	251,109
Danone SA, 2.59%, 11/02/23 (c)		200	195,135

			446,244
Germany — 0.2%
Bayer Capital Corp. BV, 5.63%, 11/22/19 (c)(h)	EUR	300	417,137
India — 0.0%
REI Agro Ltd.:
5.50%, 11/13/14 (a)(c)(e)(g)(h)	USD	220	1,100
5.50%, 11/13/14 (a)(e)(g)(h)		152	760
Suzlon Energy Ltd., 5.75%, 7/16/19 (c)(h)(i)		30	33,000

			34,860
Italy — 0.2%
Intesa Sanpaolo SpA, 3.88%, 1/15/19		300	307,402
Telecom Italia SpA, 5.30%, 5/30/24 (c)		200	214,500

			521,902
Luxembourg — 0.2%
Allergan Funding SCS, 3.45%, 3/15/22		153	157,715
Intelsat Jackson Holdings SA:
7.50%, 4/01/21		137	126,383
8.00%, 2/15/24 (c)		45	48,487

			332,585
Netherlands — 0.1%
Bio City Development Co. BV, 8.00%, 7/06/18 (a)(c)(e)(g)(h)		800	252,400
Singapore — 0.3%
CapitaLand Ltd., 1.95%, 10/17/23 (c)(h)	SGD	250	185,945
Global Logistic Properties Ltd., 3.88%, 6/04/25	USD	382	363,237

			549,182
Spain — 0.2%
Telefonica Participaciones SAU, 4.90%, 9/25/17 (c)(h)	EUR	200	212,212
Telefonica SA, 6.00%, 7/24/17 (h)		100	107,682

			319,894
Switzerland — 0.1%
UBS Group Funding Switzerland AG, 4.13%, 9/24/25 (c)	USD	200	209,647
United Arab Emirates — 0.2%
Dana Gas Sukuk Ltd., 7.00%, 10/31/17 (c)(h)		418	322,176
United Kingdom — 0.0%
Delta Topco Ltd. (2.00% PIK) (Acquired 1/24/17, cost $35,209), 2.00%, 7/23/19 (e)(f)(j)		28	42,112

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2017	67

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

Corporate Bonds		Par (000)	Value
United States — 3.4%
AbbVie, Inc.:
2.50%, 5/14/20	USD	178	$180,064
2.30%, 5/14/21		144	143,643
AliphCom (Acquired 11/11/15, cost $48,000), 15.00%, 4/28/20 (a)(e)(f)(g)(h)(k)		48	1,205
AliphCom (Acquired 4/27/15-7/21/15, cost $945,000), 15.00%, 4/28/20 (a)(e)(f)(g)(h)(k)		945	23,719
Ally Financial, Inc., 3.50%, 1/27/19		101	102,389
American Express Credit Corp., 2.70%, 3/03/22		320	322,948
American Tower Corp., 3.40%, 2/15/19		69	70,442
Apple Inc.:
3.35%, 2/09/27		276	282,164
3.20%, 5/11/27		265	268,095
AT&T Inc., 3.00%, 6/30/22		328	328,170
Bank of America Corp.:
Series L, 2.60%, 1/15/19		82	82,772
3.30%, 1/11/23		176	179,467
Becton Dickinson and Co.:
2.68%, 12/15/19		68	68,833
3.13%, 11/08/21		155	157,881
2.89%, 6/06/22		130	130,406
Berkshire Hathaway, Inc., 2.75%, 3/15/23		116	117,537
Cablevision Systems Corp., 5.88%, 9/15/22		58	60,973
CCO Holdings LLC/CCO Holdings Capital Corp., 5.13%, 5/01/27 (c)		135	138,037
Citigroup, Inc.:
2.70%, 3/30/21		162	163,075
2.90%, 12/08/21		76	76,770
Cobalt International Energy, Inc.:
2.63%, 12/01/19 (h)		267	69,420
3.13%, 5/15/24 (h)		309	61,800
E.I. du Pont de Nemours & Co., 2.20%, 5/01/20		178	178,966
eBay, Inc., 3.80%, 3/09/22		82	85,690
Edgewell Personal Care Co.:
4.70%, 5/19/21		91	96,915
4.70%, 5/24/22		85	90,737
Ford Motor Credit Co. LLC, 5.00%, 5/15/18		200	205,116
Forest Laboratories LLC, 5.00%, 12/15/21 (c)		78	85,161
General Electric Co., 5.55%, 5/04/20		21	23,069
General Motors Financial Co., Inc., 3.45%, 4/10/22		67	68,099
Goldman Sachs Group, Inc., 2.60%, 12/27/20		523	525,785
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.63%, 4/01/25 (c)		117	120,656
Hughes Satellite Systems Corp., 7.63%, 6/15/21		30	34,087
JPMorgan Chase & Co.:
2.30%, 8/15/21		224	222,697
4.35%, 8/15/21		69	73,855
2.16%, 1/15/23 (k)		182	183,103
Medtronic, Inc., 3.15%, 3/15/22		187	193,515
Mylan, Inc., 2.55%, 3/28/19		114	114,823
Oracle Corp., 1.90%, 9/15/21		254	251,767
QUALCOMM, Inc.:
3.00%, 5/20/22		196	201,005
2.60%, 1/30/23		170	169,380
Sherwin-Williams Co.:
2.25%, 5/15/20		101	101,226
2.75%, 6/01/22		60	59,964

Corporate Bonds		Par (000)	Value
T-Mobile USA, Inc.:
4.00%, 4/15/22	USD	27	$28,099
6.00%, 4/15/24		106	113,420
Verizon Communications, Inc.:
3.13%, 3/16/22		799	810,792
2.45%, 11/01/22		41	40,189
2.63%, 8/15/26		80	73,584

			7,181,510
Total Corporate Bonds — 5.3%			11,123,395

Floating Rate Loan Interests (k)
Norway — 0.1%
Drillships Financing Holding, Inc. (Ocean Rig), Tranche B-1 Term Loan, 8.25%, 3/31/21		145	92,986
United States — 0.4%
Fieldwood Energy LLC:
Closing Date Loan (Second Lien), 8.42%, 9/30/20		127	69,893
FLLO Facility (First Lien), 8.42%, 9/30/20		75	59,192
Reserve Based Term Loan, 8.30%, 8/31/20		56	51,920
Hilton Worldwide Finance LLC, Series B-2 Term Loan, 3.22%, 10/25/23		268	268,642
Neiman Marcus Group, Inc., Other Term Loan, 4.34%, 10/25/20		80	59,521
Seadrill Operating LP (Seadrill Partners Finco LLC), Initial Term Loan, 4.30%, 2/21/21		193	122,495
Sheridan Investment Partners II LP, Senior Secured Term Loan, 4.71%, 12/16/20		288	244,544
Sheridan Production Partners II-A LP, Senior Secured Term Loan, 4.71%, 12/16/20		40	34,013
Sheridan Production Partners II-M LP, Senior Secured Term Loan, 4.71%, 12/16/20		15	12,687

			922,907
Total Floating Rate Loan Interests — 0.5%			1,015,893

Foreign Agency Obligations
Brazil — 0.1%
Petrobras Global Finance BV, 6.13%, 1/17/22		321	331,111
Mexico — 0.2%
Petroleos Mexicanos:
4.88%, 3/11/22 (c)(k)		169	182,267
4.63%, 9/21/23		178	180,136

			362,403
South Korea — 0.1%
Export-Import Bank of Korea, 2.63%, 12/30/20		252	253,097
Total Foreign Agency Obligations — 0.4%			946,611

See Notes to Financial Statements.

68	BLACKROCK SERIES FUND, INC.	JUNE 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

Foreign Government Obligations		Par (000)	Value
Argentina — 0.5%
Republic of Argentina:
6.88%, 4/22/21	USD	218	$233,260
3.88%, 1/15/22	EUR	100	113,501
5.63%, 1/26/22	USD	180	184,320
7.50%, 4/22/26		357	384,667
6.88%, 1/26/27		267	276,612

			1,192,360
Australia — 1.5%
Commonwealth of Australia:
5.75%, 5/15/21	AUD	1,001	874,322
5.75%, 7/15/22		1,798	1,615,115
5.50%, 4/21/23		307	277,039
3.00%, 3/21/47		673	470,614

			3,237,090
Brazil — 1.0%
Brazil Notas do Tesouro Nacional:
Series B, 6.00%, 8/15/22	BRL	1	568,905
Series F, 10.00%, 1/01/18		1	394,749
Series F, 10.00%, 1/01/23		3	964,948
Federative Republic of Brazil:
4.88%, 1/22/21	USD	137	143,576
2.63%, 1/05/23		200	185,250

			2,257,428
Canada — 1.0%
Canadian Government Bonds:
0.50%, 8/01/18	CAD	2,152	1,651,155
0.75%, 3/01/21		529	399,977

			2,051,132
Germany — 0.5%
Bundesrepublik Deutschland, 0.00%, 8/15/26	EUR	900	991,604
Hungary — 0.3%
Republic of Hungary:
6.25%, 1/29/20	USD	163	178,322
6.38%, 3/29/21		454	510,523

			688,845
Indonesia — 0.2%
Republic of Indonesia:
6.88%, 1/17/18 (c)		100	102,600
2.63%, 6/14/23 (c)	EUR	275	329,571

			432,171
Japan — 1.1%
Government of Japan (2 Year):
0.10%, 3/15/18	JPY	124,300	1,106,936
0.10%, 10/15/18		130,500	1,163,402

			2,270,338
Mexico — 1.2%
United Mexican States:
Series M, 6.50%, 6/10/21	MXN	304	1,667,916
Series M-10, 8.50%, 12/13/18		152	854,987

			2,522,903
New Zealand — 0.5%
New Zealand Government Bonds, 6.00%, 5/15/21	NZD	1,194	990,678
Poland — 1.3%
Republic of Poland:
5.00%, 3/23/22	USD	73	81,030
3.25%, 7/25/25	PLN	1,985	540,146
2.50%, 7/25/26		1,987	506,610

Foreign Government Obligations		Par (000)	Value
Poland (continued)
2.50%, 7/25/27	PLN	6,569	$1,649,319

			2,777,105
Saudi Arabia — 0.1%
Kingdom of Saudi Arabia, 2.38%, 10/26/21 (c)	USD	250	246,000
Turkey — 0.3%
Republic of Turkey, 11.00%, 3/02/22	TRY	2,024	586,183
United Kingdom — 1.1%
United Kingdom Gilt:
0.50%, 7/22/22	GBP	508	654,955
2.75%, 9/07/24		1,078	1,580,850
2.00%, 9/07/25		25	34,915

			2,270,720
Total Foreign Government Obligations — 10.6%			22,514,557

Investment Companies		Shares
ETFS Physical Palladium Shares (a)(l)		1,649	133,057
ETFS Physical Platinum Shares (a)(l)		1,392	122,983
ETFS Physical Swiss Gold Shares (a)(l)(m)		5,694	685,728
iShares Gold Trust (a)(l)(n)		55,980	668,401
SPDR Gold Shares ETF (a)(l)(m)		52,372	6,180,944
Total Investment Companies — 3.7%			7,791,113

Non-Agency Mortgage-Backed Securities		Par (000)
Commercial Mortgage-Backed Securities — 0.1%
Logistics UK PLC, Series 2015-1A, Class F, 3.90%, 8/20/25 (c)(e)(k)	GBP	140	182,344

Preferred Securities
Capital Trusts
United Kingdom — 0.3%
HSBC Holdings PLC, 6.38% (k)(o)	USD	235	246,163
Lloyds Bank PLC, 13.00% (k)(o)	GBP	155	378,829

			624,992
United States — 0.7%
American Express Co., Series C, 4.90% (k)(o)	USD	104	105,716
Citigroup, Inc., Series O, 5.88% (k)(o)		194	203,741
General Electric Co.:
6.38%, 11/15/67 (k)		95	95,950
Series D, 5.00% (k)(o)		167	177,254
Goldman Sachs Group, Inc.:
Series L, 5.70% (k)(o)		162	168,601
Series M, 5.38% (k)(o)		170	178,636
Morgan Stanley, Series H, 5.45% (k)(o)		118	122,189
NBCUniversal Enterprise, Inc., 5.25% (c)(o)		100	106,286
Prudential Financial, Inc.:
5.88%, 9/15/42 (k)		93	103,621
5.63%, 6/15/43 (k)		63	69,221
USB Capital IX, 3.50% (k)(o)		42	37,292

			1,368,507
Total Capital Trusts — 1.0%			1,993,499

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2017	69

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

Preferred Stocks		Shares	Value
United States — 2.1%
Anthem, Inc., 5.25% (h)		8,230	$434,709
Dominion Resources, Inc.:
6.38% (h)		1,795	85,801
Series A, 6.75% (h)		6,755	339,912
Domo, Inc., Series D-2, (Acquired 4/01/15-4/12/17, cost $469,893), 0.00% (a)(e)(f)		55,730	492,653
Dropbox, Inc., Series C (Acquired 1/28/14, cost $695,990), 0.00% (e)(f)		36,437	437,608
Grand Rounds, Inc., Series C (Acquired 3/31/15, cost $127,944), 0.00% (a)(e)(f)		46,081	140,086
Lookout, Inc., Series F (Acquired 9/19/14-10/22/14, cost $243,061), 0.00% (e)(f)		21,278	211,929
Palantir Technologies, Inc., Series I (Acquired 3/27/14, cost $272,246), 0.00% (a)(e)(f)		44,412	355,740
Stericycle, Inc., 5.25% (h)		1,043	69,818
U.S. Bancorp, Series F, 6.50% (k)		3,530	104,806
Uber Technologies, Inc., Series D (Acquired 6/06/14, cost $418,728), 0.00% (a)(e)(f)		26,992	1,454,329
Wells Fargo & Co., Series L, 7.50% (h)		66	86,533
Welltower, Inc., Series I, 6.50% (h)		3,194	211,634

			4,425,558
Total Preferred Stocks — 2.1%			4,425,558

Trust Preferreds
United States — 0.4%
Citigroup Capital XIII, 7.54%, 10/30/40 (k)		7,450	193,551
GMAC Capital Trust I, Series 2, 6.97%, 2/15/40 (b)(k)		8,183	214,395
Mandatory Exchangeable Trust, 5.75%, 6/03/19 (a)(c)(h)		3,217	525,690
Total Trust Preferreds — 0.4%			933,636
Total Preferred Securities — 3.5%			7,352,693

U.S. Treasury Obligations		Par (000)
U.S. Treasury Inflation Indexed Notes:
0.38%, 1/15/27	USD	1,970	1,935,546
U.S. Treasury Notes:
0.75%, 12/31/17 (l)		2,500	2,494,988
1.13%, 7/31/21		453	441,144
1.88%, 4/30/22		7,200	7,198,496
1.75%, 5/31/22-6/30/22		14,012	13,925,255
2.25%, 2/15/27		4,185	4,165,448
Total U.S. Treasury Obligations — 14.3%			30,160,877

Warrants		Shares
Australia — 0.0%
Quintis Ltd. (Issued/exercisable 8/01/11, 1 share for 1 warrant, Expires 7/15/18, Strike Price AUD 1.28) (a)		124,320	6,122
Total Long-Term Investments (Cost — $177,438,149) — 89.4%			188,924,392

Short-Term Securities
Money Market Funds		Shares	Value
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.84% (n)(p)		7,234,771	$7,234,771
SL Liquidity Series, LLC, Money Market Series, 1.27% (n)(p)(q)	4,799,010		4,799,490
Total Money Market Funds — 5.7%			12,034,261
Time Deposits		Par (000)
Canada — 0.0%
Brown Brothers Harriman & Co., 0.05%, 7/03/17	CAD	8	8,327
United Kingdom — 0.0%
Brown Brothers Harriman & Co., 0.05%, 7/03/17	GBP	3	3,441
Total Time Deposits — 0.0%			11,768

U.S. Treasury Obligations
U.S. Treasury Bills (r):
0.78%, 7/13/17	USD	4,000	3,999,140
0.85%, 8/17/17		10,000	9,988,701
Total U.S. Treasury Obligations — 6.6%			13,987,841
Total Short-Term Securities (Cost — $26,034,383) — 12.3%			26,033,870

Options Purchased
(Cost — $875,154) — 0.4%			844,057
Total Investments Before Investments Sold Short and Options Written (Cost — $204,347,686) — 102.1%			215,802,319

Investments Sold Short		Shares
Canada — (0.3)%
Bank of Montreal		3,616	(265,512)
Royal Bank of Canada		4,524	(328,485)

			(593,997)
United States — (0.5)%
Caterpillar, Inc.		2,999	(322,273)
Procter & Gamble Co.		3,613	(314,873)
Prologis, Inc.		7,960	(466,774)

			(1,103,920)
Total Investments Sold Short (Proceeds — $1,535,060) — (0.8)%			(1,697,917)

Options Written
(Premiums Received — $402,403) — (0.2)%			(323,698)
Total Investments Net of Investments Sold Short and Options Written — 101.1%			213,780,704
Liabilities in Excess of Other Assets — (1.1)%			(2,375,722)

Net Assets — 100.0%			$211,404,982

See Notes to Financial Statements.

70	BLACKROCK SERIES FUND, INC.	JUNE 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

Notes to Consolidated Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of the security, is on loan.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.

(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(f)	Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $3,268,633, representing 1.5% of its net assets as of period end, and an original cost of $3,340,065.

(g)	Issuer filed for bankruptcy and/or is in default.

(h)	Convertible security.

(i)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(j)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

(k)	Variable rate security. Rate as of period end.

(l)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

(m)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.

(n)	During the six months ended June 30, 2017, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2016	Shares Purchased		Shares Sold	Shares Held at June 30, 2017	Value at June 30, 2017	Income		Net Realized Gain	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	7,555,606	—		(320,835)[1]	7,234,771	$7,234,771	$12,121		—	—
iShares Gold Trust	55,980	—		—	55,980	668,401	—		—	$48,143
iShares iBoxx $ High Yield Corporate Bond ETF	2,422	—		(2,422)	—	—	1,856		$7,270	(6,984)
SL Liquidity Series, LLC, Money Market Series	4,503,029	295,981	[2]	—	4,799,010	4,799,490	22,417	[3]	906	(199)
Total						$12,702,662	$36,394		$8,176	$40,960

[1]	Represents net shares sold.

[2]	Represents net shares purchased.

[3]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(o)	Perpetual security with no stated maturity date.

(p)	Current yield as of period end.

(q)	Security was purchased with the cash collateral from loaned securities.

(r)	Rates are discount rates or a range of discount rates at the time of purchase.

Derivative Financial Instruments Outstanding as of Period End

    Futures Contracts

Contracts Long (Short)	Issue	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
18	SGX Nifty 50 Index	July 2017	USD	342,666	$(1,469)
(2)	Euro STOXX 50 Index	September 2017	USD	78,374	2,418
(7)	NASDAQ 100 E-Mini Index	September 2017	USD	791,385	11,031
(4)	Nikkei 225 Yen Index	September 2017	USD	356,790	(1,445)
(26)	Russell 2000 Mini Index	September 2017	USD	1,838,590	(8,155)
(6)	S&P 500 E-Mini Index	September 2017	USD	726,270	5,085
Total					$7,465

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
NOK	1,673,000	USD	195,496	Morgan Stanley & Co. International PLC	7/27/17	$5,015
EUR	610,000	USD	687,433	Deutsche Bank AG	8/31/17	11,576
EUR	610,000	USD	688,355	UBS AG	9/14/17	11,200
EUR	281,000	PLN	1,194,643	Deutsche Bank AG	9/26/17	204
EUR	472,000	USD	537,116	Goldman Sachs International	10/12/17	5,034

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2017	71

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	467,000	USD	532,735	UBS AG	10/19/17	$3,887

						36,916

USD	485,344	NZD	703,000	UBS AG	9/07/17	(29,155)
EUR	188,000	PLN	801,012	Deutsche Bank AG	9/26/17	(335)
USD	189,560	AUD	254,000	Deutsche Bank AG	9/29/17	(5,436)
USD	479,882	AUD	650,000	Citibank N.A.	10/12/17	(19,042)
USD	472,138	AUD	640,000	Goldman Sachs International	10/12/17	(19,111)
USD	514,250	NZD	748,000	JPMorgan Chase Bank N.A.	10/19/17	(32,743)

						(105,822)
Net Unrealized Depreciation						$(68,906)

    Exchange-Traded Options Purchased

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Wynn Resorts Ltd.	Call	9/15/17	USD	140.00	2	$1,175

    OTC Options Purchased

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)	Contracts	Value
TOPIX Index	Call	Goldman Sachs International	7/14/17	JPY	1,600.00	—	66,062	$13,260
SPDR Gold Trust ETF[1]	Call	Morgan Stanley & Co.International PLC	7/21/17	USD	121.00	—	6,026	1,476
SPDR Gold Trust ETF[1]	Call	Morgan Stanley & Co. International PLC	7/21/17	USD	123.00	—	3,515	404
TOPIX Index	Call	Société Générale	8/10/17	JPY	1,600.00	—	66,842	19,772
SPDR Gold Trust ETF[1]	Call	Morgan Stanley & Co. International PLC	8/18/17	USD	121.00	—	5,685	4,349
GBP Currency	Call	JPMorgan Chase Bank N.A.	8/21/17	USD	1.28	GBP 1,327	—	36,910
EUR Currency	Call	UBS AG	9/08/17	USD	1.14	EUR 1,344	—	25,869
TOPIX Index	Call	UBS AG	9/08/17	JPY	1,600.00	—	44,924	16,953
EUR Currency	Call	BNP Paribas S.A.	9/14/17	USD	1.14	EUR 1,350	—	23,282
ETFS Gold Trust[1]	Call	Morgan Stanley & Co. International PLC	9/15/17	USD	125.00	—	6,773	5,418
EUR Currency	Call	UBS AG	9/27/17	USD	1.14	EUR 1,356	—	25,376
SPDR Gold Trust ETF[1]	Call	Morgan Stanley & Co. International PLC	9/29/17	USD	122.00	—	7,586	9,938
SPDR Gold Trust ETF[1]	Call	JPMorgan Chase Bank N.A.	10/20/17	USD	122.00	—	4,701	7,544
USD Currency	Call	BNP Paribas S.A.	10/27/17	BRL	3.19	USD 678	—	43,641
SPDR Gold Trust ETF[1]	Call	JPMorgan Chase Bank N.A.	11/17/17	USD	120.00	—	5,787	15,300
Euro STOXX 50 Index	Call	Citibank N.A.	12/15/17	EUR	3,650.00	—	169	9,246
SPDR Gold Trust ETF[1]	Call	Morgan Stanley & Co. International PLC	12/15/17	USD	120.00	—	5,447	18,520
Aflac, Inc.	Call	Goldman Sachs International	1/19/18	USD	85.00	—	3,284	2,693
Allstate Corp.	Call	Goldman Sachs International	1/19/18	USD	80.00	—	1,201	11,890
BB&T Corp.	Call	Goldman Sachs International	1/19/18	USD	40.00	—	2,333	14,523
Capital One Financial Corp.	Call	Goldman Sachs International	1/19/18	USD	80.00	—	2,388	17,074
Charles Schwab Corp.	Call	Goldman Sachs International	1/19/18	USD	40.00	—	3,810	19,812
CIT Group, Inc.	Call	Goldman Sachs International	1/19/18	USD	42.00	—	1,435	10,834
CME Group, Inc.	Call	Goldman Sachs International	1/19/18	USD	115.00	—	1,337	14,707
E*Trade Financial Corp.	Call	Goldman Sachs International	1/19/18	USD	35.00	—	5,115	26,726
Fifth Third Bancorp	Call	Goldman Sachs International	1/19/18	USD	25.00	—	3,810	9,182
Franklin Resources, Inc.	Call	Goldman Sachs International	1/19/18	USD	45.00	—	5,523	14,360

See Notes to Financial Statements.

72	BLACKROCK SERIES FUND, INC.	JUNE 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)	Contracts	Value
Manulife Financial Corp.	Call	Goldman Sachs International	1/19/18	CAD	22.00	—	4,789	$9,749
MetLife, Inc.	Call	Goldman Sachs International	1/19/18	USD	52.50	—	3,810	18,097
SunTrust Banks, Inc.	Call	Goldman Sachs International	1/19/18	USD	55.00	—	3,273	15,301
Synchrony Financial	Call	Goldman Sachs International	1/19/18	USD	35.00	—	6,118	4,283
TD Ameritrade Holding Corp.	Call	Goldman Sachs International	1/19/18	USD	40.00	—	6,173	29,013
Travelers Cos., Inc.	Call	Goldman Sachs International	1/19/18	USD	135.00	—	2,240	3,752
Wells Fargo & Co.	Call	Goldman Sachs International	1/19/18	USD	55.00	—	8,100	27,135
EUR Currency	Call	UBS AG	3/27/18	USD	1.20	EUR 5,338	—	69,971
EUR Currency	Call	Barclays Bank PLC	5/18/18	USD	1.19	EUR 2,690	—	53,975
Euro STOXX 50 Index	Call	Deutsche Bank AG	9/21/18	EUR	3,426.55	—	77	18,410
BP PLC	Call	UBS AG	1/18/19	USD	40.00	—	18,146	17,057
Chevron Corp.	Call	UBS AG	1/18/19	USD	125.00	—	5,754	11,537
ConocoPhillips Co.	Call	UBS AG	1/18/19	USD	52.50	—	9,378	22,038
Exxon Mobil Corp.	Call	UBS AG	1/18/19	USD	95.00	—	3,912	5,359
Occidental Petroleum Corp.	Call	UBS AG	1/18/19	USD	75.00	—	8,407	9,752
Royal Dutch Shell PLC - ADR, Class A	Call	UBS AG	1/18/19	USD	60.00	—	10,358	13,983
Schlumberger Ltd.	Call	UBS AG	1/18/19	USD	90.00	—	5,663	4,247
Suncor Energy, Inc.	Call	UBS AG	1/18/19	USD	35.00	—	12,217	14,172
TOTAL SA - ADR	Call	UBS AG	1/18/19	USD	60.00	—	12,477	8,110
Total								$775,000

[1]	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

    OTC Interest Rate Swaptions Purchased

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
10-Year Interest Rate Swap	Bank of America N.A.	Call	2.06%	Receive	3-month LIBOR	9/05/17	USD	2,720	$7,718
10-Year Interest Rate Swap	Bank of America N.A.	Call	2.10%	Receive	3-month LIBOR	10/16/17	USD	2,719	15,263
30-Year Interest Rate Swap	Goldman Sachs International	Put	1.50%	Pay	6-month EURIBOR	7/10/17	EUR	501	8,356
5-Year Interest Rate Swap	Goldman Sachs International	Put	0.46%	Pay	6-month EURIBOR	10/03/17	EUR	5,387	13,478
5-Year Interest Rate Swap	Deutsche Bank AG	Put	1.07%	Pay	6-month JPY LIBOR	4/04/18	JPY	64,546	42
30-Year Interest Rate Swap	Goldman Sachs International	Put	2.75%	Pay	3-month LIBOR	5/02/18	USD	637	23,025
Total									$67,882

Exchange-Traded Options Written

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Wynn Resorts Ltd.	Put	9/15/17	USD	125.00	2	$(985)

    OTC Barrier Options Written

Description	Put/ Call	Type of Option	Counterparty	Expiration Date	Strike Price		Barrier Price	Contracts	Value
Euro STOXX 50 Index	Put	Down-and-In	Deutsche Bank AG	9/21/18	EUR	2,586.07	EUR 2,165.83	77	$(5,142)

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2017	73

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

    OTC Options Written

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)	Contracts	Value
TOPIX Index	Call	Société Générale	8/10/17	JPY	1,700.00	—	66,842	$(1,029)
GBP Currency	Call	JPMorgan Chase Bank N.A.	8/21/17	USD	1.34	GBP 2,654	—	(8,462)
USD Currency	Call	Deutsche Bank AG	8/24/17	ZAR	13.95	USD 673	—	(5,632)
TOPIX Index	Call	UBS AG	9/08/17	JPY	1,750.00	—	44,924	(614)
ETFS Gold Trust[1]	Call	Morgan Stanley & Co. International PLC	9/15/17	USD	140.00	—	6,773	(1,016)
SPDR Gold Trust ETF[1]	Call	JPMorgan Chase Bank N.A.	10/20/17	USD	146.00	—	4,701	(558)
USD Currency	Call	BNP Paribas S.A.	10/27/17	BRL	3.55	USD 1,356	—	(20,066)
SPDR Gold Trust ETF[1]	Call	JPMorgan Chase Bank N.A.	11/17/17	USD	137.00	—	5,787	(2,425)
SPDR Gold Trust ETF[1]	Call	Morgan Stanley & Co. International PLC	12/15/17	USD	137.00	—	5,447	(2,669)
TOPIX Index	Put	Goldman Sachs International	7/14/17	JPY	1,475.00	—	33,031	(234)
EUR Currency	Put	UBS AG	9/08/17	USD	1.07	EUR 1,344	—	(391)
SPDR Gold Trust ETF[1]	Put	Morgan Stanley & Co. International PLC	9/29/17	USD	105.00	—	7,586	(1,050)
SPDR Gold Trust ETF[1]	Put	JPMorgan Chase Bank N.A.	10/20/17	USD	105.00	—	4,701	(1,053)
USD Currency	Put	BNP Paribas S.A.	10/27/17	BRL	3.00	USD 678	—	(675)
SPDR Gold Trust ETF[1]	Put	JPMorgan Chase Bank N.A.	11/17/17	USD	103.00	—	5,787	(1,627)
BP PLC	Put	UBS AG	1/18/19	USD	25.00	—	18,146	(18,872)
Chevron Corp.	Put	UBS AG	1/18/19	USD	80.00	—	5,754	(19,564)
ConocoPhillips Co.	Put	UBS AG	1/18/19	USD	35.00	—	9,378	(22,601)
Exxon Mobil Corp.	Put	UBS AG	1/18/19	USD	60.00	—	3,912	(7,159)
Occidental Petroleum Corp.	Put	UBS AG	1/18/19	USD	45.00	—	8,407	(18,411)
Royal Dutch Shell PLC - ADR, Class A	Put	UBS AG	1/18/19	USD	40.00	—	10,358	(18,644)
Schlumberger Ltd.	Put	UBS AG	1/18/19	USD	60.00	—	5,663	(29,164)
Suncor Energy, Inc.	Put	UBS AG	1/18/19	USD	25.00	—	12,217	(27,610)
TOTAL SA - ADR	Put	UBS AG	1/18/19	USD	40.00	—	12,477	(31,193)
Total								$(240,719)

[1]	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

    OTC Interest Rate Swaptions Written

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
10-Year Interest Rate Swap	Bank of America N.A.	Call	1.81%	Pay	3-month LIBOR	9/05/17	USD	2,720	$(1,940)
10-Year Interest Rate Swap	Bank of America N.A.	Call	1.85%	Pay	3-month LIBOR	10/16/17	USD	2,719	(5,464)
10-Year Interest Rate Swap	Bank of America N.A.	Put	2.51%	Receive	3-month LIBOR	9/05/17	USD	2,720	(7,884)
5-Year Interest Rate Swap	Goldman Sachs International	Put	0.76%	Receive	6-month EURIBOR	10/03/17	EUR	5,387	(2,357)
10-Year Interest Rate Swap	Bank of America N.A.	Put	2.42%	Receive	3-month LIBOR	10/16/17	USD	2,719	(22,990)
5-Year Forward/5-Year Interest Rate Swap	Goldman Sachs International	Put	2.70%	Receive	3-month LIBOR	11/02/17	USD	3,264	(21,554)
5-Year Interest Rate Swap	Goldman Sachs International	Put	2.50%	Receive	3-month LIBOR	5/02/18	USD	2,912	(14,663)
Total									$(76,852)

See Notes to Financial Statements.

74	BLACKROCK SERIES FUND, INC.	JUNE 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

    Centrally Cleared Credit Default Swaps — Buy Protection

Index	Pay Fixed Rate	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
CDX.NA.HY.27.V2	5.00%	12/20/21	USD	126	$(1,421)
CDX.NA.HY.28.V1	5.00%	6/20/22	USD	114	247
Total					$(1,174)

    Centrally Cleared Interest Rate Swaps

Fixed Rate	Floating Rate	Effective Date	Expiration Date		Notional Amount (000)	Unrealized Appreciation (Depreciation)
0.42%[1]	6-month EURIBOR	3/07/18[2]	3/07/23	EUR	2,368	$ 5,019
2.40%[3]	3-month LIBOR	3/07/18[2]	3/07/23	USD	2,675	38,913
0.37%[1]	6-month EURIBOR	N/A	8/15/26	EUR	900	37,286
3.03%[1]	3-month LIBOR	4/19/22[2]	4/19/27	USD	3,568	(63,639)
Total						$17,579

[1]	The Fund pays the fixed rate and receives the floating rate.

[2]	Forward swap.

[3]	The Fund pays the floating rate and receives the fixed rate.

OTC Currency Swaps

		Notional Amount (000)
Fund Pays	Fund Receives	Notional Delivered	Notional Received		Counterparty	Expiration Date[1]	Value	Premiums Paid (Received)	Unrealized Appreciation
0.10% JPY	1.84%	JPY 49,750	USD	442	Bank of America N.A.	3/15/2018	$4,351	—	$ 4,351
0.10% JPY	1.96%	JPY 74,550	USD	657	Bank of America N.A.	3/15/2018	2,737	—	2,737
0.10% JPY	2.01%	JPY 130,500	USD	1,261	Bank of America N.A.	10/15/2018	112,493	—	112,493
Total							$119,581	—	$119,581

[1]	At expiration date, the notional amount delivered will be exchanged for the notional amount received.

    OTC Total Return Swaps

Reference Entity	Fixed Amount/ Floating Rate	Counterparty	Expiration Date	Contract Amount	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
SGX Nikkei Stock Average Dividend Point Index Future December 2017	JPY 13,220,400[1]	BNP Paribas S.A.	4/02/18	JPY 4	$12,444	—	$12,444
SGX Nikkei Stock Average Dividend Point Index Future December 2017	JPY 6,675,000[1]	BNP Paribas S.A.	4/02/18	JPY 2	5,646	—	5,646
Euro STOXX 50 Index Dividend Future December 2018	EUR 90,780[1]	BNP Paribas S.A.	12/21/18	EUR 8	7,972	—	7,972
Euro STOXX 50 Index Dividend Future December 2018	EUR 67,800[1]	BNP Paribas S.A.	12/21/18	EUR 6	6,305	—	6,305
Euro STOXX 50 Index Dividend Future December 2018	EUR 54,650[1]	BNP Paribas S.A.	12/21/18	EUR 5	7,367	—	7,367

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2017	75

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

Reference Entity	Fixed Amount/ Floating Rate	Counterparty	Expiration Date	Contract Amount	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
S&P 500 Annual Dividend Index Future December 2018	USD 140,250[1]	BNP Paribas S.A.	12/21/18	USD 12	$16,350	—	$16,350
SGX Nikkei Stock Average Dividend Point Index Future December 2018	JPY 13,676,000[1]	BNP Paribas S.A.	4/01/19	JPY 4	20,093	—	20,093
SGX Nikkei Stock Average Dividend Point Index Future December 2018	JPY 6,875,000[1]	BNP Paribas S.A.	4/01/19	JPY 2	9,718	—	9,718
Euro STOXX 50 Index Dividend Future December 2019	EUR 70,770[1]	BNP Paribas S.A.	12/20/19	EUR 7	14,871	—	14,871
Euro STOXX 50 Index Dividend Future December 2019	EUR 61,020[1]	BNP Paribas S.A.	12/20/19	EUR 6	12,335	—	12,335
Euro STOXX 50 Index Dividend Future December 2019	EUR 51,600[1]	BNP Paribas S.A.	12/20/19	EUR 5	9,708	—	9,708
Euro STOXX 50 Index Dividend Future December 2019	EUR 30,150[1]	BNP Paribas S.A.	12/20/19	EUR 3	6,579	—	6,579
SGX Nikkei Stock Average Dividend Point Index Future December 2019	JPY 10,200,000[1]	BNP Paribas S.A.	4/01/20	JPY 3	21,872	—	21,872
SGX Nikkei Stock Average Dividend Point Index Future December 2019	JPY 6,980,000[1]	BNP Paribas S.A.	4/01/20	JPY 2	12,981	—	12,981
SGX Nikkei Stock Average Dividend Point Index Future December 2019	JPY 6,992,000[1]	BNP Paribas S.A.	4/01/20	JPY 2	12,874	—	12,874
Euro STOXX 50 Index Dividend Future December 2020	EUR 58,140[1]	BNP Paribas S.A.	12/18/20	EUR 6	12,815	—	12,815
Euro STOXX 50 Index Dividend Future December 2020	EUR 53,450[1]	BNP Paribas S.A.	12/18/20	EUR 5	5,025	—	5,025
Euro STOXX 50 Index Dividend Future December 2020	EUR 38,520[1]	BNP Paribas S.A.	12/18/20	EUR 4	8,863	—	8,863
Euro STOXX 50 Index Dividend Future December 2020	EUR 19,240[1]	BNP Paribas S.A.	12/18/20	EUR 2	4,454	—	4,454
Euro STOXX 50 Index Dividend Future December 2020	EUR 19,280[1]	BNP Paribas S.A.	12/18/20	EUR 2	4,409	—	4,409
Euro STOXX 50 Index Dividend Future December 2020	EUR 19,240[1]	BNP Paribas S.A.	12/18/20	EUR 2	4,272	—	4,272
Euro STOXX 50 Index Dividend Future December 2020	EUR 9,620[1]	BNP Paribas S.A.	12/18/20	EUR 1	2,250	—	2,250

See Notes to Financial Statements.

76	BLACKROCK SERIES FUND, INC.	JUNE 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

Reference Entity	Fixed Amount/ Floating Rate	Counterparty	Expiration Date	Contract Amount	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
S&P 500 Annual Dividend Index Future December 2020	USD 59,969[1]	Goldman Sachs International	12/18/20	USD 5	$8,656	—	$ 8,656
SGX Nikkei Stock Average Dividend Point Index Future December 2020	JPY 7,760,000[1]	BNP Paribas S.A.	4/01/21	JPY 2	6,828	—	6,828
SGX Nikkei Stock Average Dividend Point Index Future December 2020	JPY 3,827,500[1]	BNP Paribas S.A.	4/01/21	JPY 1	3,881	—	3,881
SGX Nikkei Stock Average Dividend Point Index Future December 2020	JPY 3,855,000[1]	BNP Paribas S.A.	4/01/21	JPY 1	3,636	—	3,636
SGX Nikkei Stock Average Dividend Point Index Future December 2020	JPY 4,215,000[1]	BNP Paribas S.A.	4/01/21	JPY 1	436	—	436
Euro STOXX 50 Index Dividend Future December 2021	EUR 30,900[1]	BNP Paribas S.A.	12/17/21	EUR 3	2,775	—	2,775
Euro STOXX 50 Index Dividend Future December 2021	EUR 33,870[1]	BNP Paribas S.A.	12/17/21	EUR 3	(514)	—	(514)
Euro STOXX 50 Index Dividend Future December 2021	EUR 21,360[1]	BNP Paribas S.A.	12/17/21	EUR 2	1,051	—	1,051
S&P 500 Annual Dividend Index Future December 2021	USD 72,825[1]	BNP Paribas S.A.	12/17/21	USD 6	12,000	—	12,000
SGX Nikkei Stock Average Dividend Point Index Future December 2021	JPY 7,860,000[1]	BNP Paribas S.A.	4/01/22	JPY 2	6,633	—	6,633
SGX Nikkei Stock Average Dividend Point Index Future December 2021	JPY 3,975,000[1]	BNP Paribas S.A.	4/01/22	JPY 1	2,916	—	2,916
SGX Nikkei Stock Average Dividend Point Index Future December 2021	JPY 3,985,000[1]	BNP Paribas S.A.	4/01/22	JPY 1	2,827	—	2,827
SGX Nikkei Stock Average Dividend Point Index Future December 2021	JPY 4,260,000[1]	BNP Paribas S.A.	4/01/22	JPY 1	382	—	382
Euro STOXX 50 Index Dividend Future December 2022	EUR 33,240[1]	BNP Paribas S.A.	12/16/22	EUR 3	(788)	—	(788)
Euro STOXX 50 Index Dividend Future December 2022	EUR 32,670[1]	BNP Paribas S.A.	12/16/22	EUR 3	(137)	—	(137)
SGX Nikkei Stock Average Dividend Point Index Future December 2022	JPY 4,230,000[1]	BNP Paribas S.A.	4/03/23	JPY 1	1,218	—	1,218
Total					$271,003	—	$271,003

[1]	The Fund receives the total return of the reference entity and pays the fixed amount. Net payment made at termination.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2017	77

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

Transactions in Options Written for the Six Months Ended June 30, 2017

	Calls
		Notional (000)
	Contracts	EUR	GBP	NZD	USD	Premiums Received

Outstanding options, beginning of period	65,880	2,419	—	912	5,776	$178,602
Options written	230,853	—	2,654	—	73,338	319,365
Options exercised	(5,419)	—	—	—	—	(34,795)
Options expired	(46,394)	—	—	(912)	(6,515)	(117,473)
Options closed	(110,446)	(2,419)	—	—	(65,131)	(247,795)

Outstanding options, end of period	134,474	—	2,654	—	7,468	$97,904

	Puts

		Notional (000)
	Contracts	EUR	NZD	USD	Premiums Received

Outstanding options, beginning of period	18,967	5,506	912	25,142	$ 300,609
Options written	193,423	12,048	—	38,235	560,086
Options exercised	—	—	—	—	—
Options expired	(4,540)	(2,168)	(912)	(6,569)	(162,910)
Options closed	(70,354)	(8,655)	—	(44,515)	(393,286)

Outstanding options, end of period	137,496	6,731	—	12,293	$ 304,499

As of period end, the value of portfolio holdings subject to covered call options written was $2,566,377.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets - Derivative Financial Instruments
Futures contracts	Net unrealized appreciation[1]	—	—	$ 18,534	—	—	—	$ 18,534
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$ 36,916	—	—	36,916
Options purchased	Investments at value - unaffiliated[2]	—	—	497,151	279,024	$ 67,882	—	844,057
Swaps - centrally cleared	Net unrealized appreciation[1]	—	$ 247	—	—	81,218	—	81,465
Swaps - OTC	Unrealized appreciation on OTC swaps	—	—	272,442	—	119,581	—	392,023

Total		—	$ 247	$788,127	$315,940	$268,681	—	$1,372,995

Liabilities - Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	$ 11,069	—	—	—	$ 11,069
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$105,822	—	—	105,822
Options written	Options written, at value	—	—	211,620	35,226	$ 76,852	—	323,698
Swaps - centrally cleared	Net unrealized depreciation[1]	—	$1,421	—	—	63,639	—	65,060
Swaps - OTC	Unrealized depreciation on OTC swaps	—	—	1,439	—	—	—	1,439

Total		—	$1,421	$224,128	$141,048	$140,491	—	$ 507,088

[1]

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

See Notes to Financial Statements.

78	BLACKROCK SERIES FUND, INC.	JUNE 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

For the six months ended June 30, 2017, the effect of derivative financial instruments in the Statements of Operations were as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	$(572,628)	—	—	—	$(572,628)
Foreign currency transactions	—	—	—	$592,462	—	—	592,462
Options purchased[1]	—	—	533,457	(108,966)	$40,382	—	464,873
Options written	—	—	69,382	267,126	(86,387)	—	250,121
Swaps	—	$66,309	83,401	65	(98,150)	—	51,625

Total	—	$66,309	$113,612	$750,687	$(144,155)	—	$786,453

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	$26,496	—	—	—	$26,496
Foreign currency translations	—	—	—	$(1,438,022)	—	—	(1,438,022)
Options purchased[1]	—	—	(1,331,255)	(49,879)	$(160,030)	—	(1,541,164)
Options written	—	—	(16,175)	61,279	188,935	—	234,039
Swaps	—	$(37,473)	92,477	—	142,690	—	197,694

Total	—	$(37,473)	$(1,228,457)	$(1,426,622)	$171,595	—	$(2,520,957)

[1]	Options purchased are included in the net realized gain (loss) from investments and the net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts - long	$336,897
Average notional value of contracts - short	$4,248,773
Forward foreign currency exchange contracts:
Average amounts purchased - in USD	$7,072,488
Average amounts sold - USD	$2,464,306
Options:
Average value of option contracts purchased	$1,214,901
Average value of option contracts written	$279,898
Average notional value of swaption contracts purchased	$25,952,383
Average notional value of swaption contracts written	$31,053,387
Credit default swaps:
Average notional value - buy protection	$228,000
Interest rate swaps:
Average notional value - pays fixed rate	$7,867,122
Average notional value - receives fixed rate	$8,648,000
Currency swaps:
Average notional value - pays	$2,360,000
Average notional value - receives	$2,277,042
Total return swaps:
Average notional value	$2,270,250

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$ 5,530		$ 2,248
Forward foreign currency exchange contracts	36,916		105,822
Options	844,057	[1]	323,698
Swaps - Centrally cleared	1,107		—
Swaps - OTC[2]	392,023		1,439
Total derivative assets and liabilities in the Statements of Assets and Liabilities	$1,279,633		$433,207
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(7,812)		(3,233)
Total derivative assets and liabilities subject to an MNA	$1,271,821		$429,974

[1]

Includes options purchased at value which is included in Investments at value — unaffiliated in the Consolidated Statements of Assets and Liabilities and reported in the Consolidated Schedule of Investments.

[2]	Includes unrealized appreciation (depreciation) on OTC swaps in the Consolidated Statements of Assets and Liabilities.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2017	79

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund.

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$142,562	$ (38,278)	—	—	$ 104,284
Barclays Bank PLC	53,975	—	—	—	53,975
BNP Paribas S.A.	330,709	(22,180)	—	—	308,529
Citibank N.A.	9,246	(9,246)	—	—	—
Deutsche Bank AG	30,232	(16,545)	—	—	13,687
Goldman Sachs International	320,940	(57,919)	—	$(263,021)	—
JPMorgan Chase Bank N.A.	59,754	(46,868)	—	—	12,886
Morgan Stanley & Co. International PLC	45,120	(4,735)	—	—	40,385
Société Générale	19,772	(1,029)	—	—	18,743
UBS AG	259,511	(223,378)	—	—	36,133

Total	$1,271,821	$(420,178)	—	$(263,021)	$588,622

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Bank of America N.A.	$ 38,278	$(38,278)	—	—	—
BNP Paribas S.A.	22,180	(22,180)	—	—	—
Citibank N.A.	19,042	(9,246)	—	—	$9,796
Deutsche Bank AG	16,545	(16,545)	—	—	—
Goldman Sachs International	57,919	(57,919)	—	—	—
JPMorgan Chase Bank N.A.	46,868	(46,868)	—	—	—
Morgan Stanley & Co. International PLC	4,735	(4,735)	—	—	—
Société Générale	1,029	(1,029)	—	—	—
UBS AG	223,378	(223,378)	—	—	—

Total	$429,974	$(420,178)	—	—	$9,796

[1]	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

80	BLACKROCK SERIES FUND, INC.	JUNE 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

The following tables summarize the Fund’s investments and derivative financial instruments in the disclosure hierarchy:

	Level 1		Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Belgium		—	$1,107,859	—	$1,107,859
Brazil	$	. 177,346	—	—	177,346
Canada		625,097	—	—	625,097
China		913,390	250,901	—	1,164,291
Czech Republic		—	59,093	—	59,093
Finland		—	708,995	—	708,995
France		17,109	5,904,478	—	5,921,587
Germany		—	3,539,130	—	3,539,130
Hong Kong		55,086	1,272,380	—	1,327,466
India		—	2,086,233	$120,476	2,206,709
Indonesia		196,270	—	—	196,270
Ireland		86,354	—	—	86,354
Italy		553,282	1,369,550	—	1,922,832
Japan		—	17,817,763	—	17,817,763
Netherlands		—	2,385,110	—	2,385,110
Portugal		—	137,286	—	137,286
Singapore		—	571,768	—	571,768
South Korea		66,259	1,063,413	—	1,129,672
Spain		—	729,370	—	729,370
Sweden		—	1,214,931	—	1,214,931
Switzerland		—	1,483,332	—	1,483,332
Taiwan		—	786,487	—	786,487
Thailand		80,468	246,201	—	326,669
United Arab Emirates		—	531,695	—	531,695
United Kingdom		2,593,542	5,160,665	—	7,754,207
United States		53,810,216	89,316	19,936	53,919,468
Corporate Bonds		—	10,800,599	322,796	11,123,395
Floating Rate Loan Interests		—	1,015,893	—	1,015,893
Foreign Agency Obligations		—	946,611	—	946,611
Foreign Government Obligations		—	22,514,557	—	22,514,557
Investment Companies		7,791,113	—	—	7,791,113
Non-Agency Mortgage-Backed Securities		—	—	182,344	182,344
Preferred Securities		1,741,159	2,519,189	3,092,345	7,352,693
U.S. Treasury Obligations		—	30,160,877	—	30,160,877
Warrants		6,122	—	—	6,122
Short Term Investments:
Money Market Funds		7,234,771	—	—	7,234,771
Time Deposits		—	11,768	—	11,768
U.S. Treasury Obligations		—	13,987,841	—	13,987,841
Options Purchased:
Equity contracts		1,175	495,976	—	497,151
Foreign currency exchange contracts		—	279,024	—	279,024
Interest rate contracts		—	67,882	—	67,882
Liabilities:
Investments Sold Short		(1,697,917)	—	—	(1,697,917)

Subtotal		$74,250,842	$131,316,173	$3,737,897	$209,304,912

Investments Valued at NAV[1]					4,799,490

Total Investments					$214,104,402

[1]	As of June 30, 2017, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2017	81

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$247	—	$247
Equity contracts	$18,534	272,442	—	290,976
Foreign Currency Exchange Contracts	—	36,916	—	36,916
Interest rate contracts	—	200,799	—	200,799
Liabilities:
Credit contracts	—	(1,421)	—	(1,421)
Equity contracts	(12,054)	(212,074)	—	(224,128)
Foreign Currency Exchange Contracts	—	(141,048)	—	(141,048)
Interest rate contracts	—	(140,491)	—	(140,491)

Total	$6,480	$15,370	—	$21,850

[1]

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

During the six months ended June 30, 2017, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage- Backed Securities	Preferred Securities	Total
Assets:
Opening balance, as of December 31, 2016	$26,557	$730,297	$361,469	—	$2,787,601	$3,905,924
Transfers into Level 3	—	—	—	$164,781	—	164,781
Transfers out of Level 3	—	—	(88,552)	—	—	(88,552)
Accrued discounts/premiums	—	(247)	29	1,151	—	933
Net realized gain (loss)	(152,150)	(81,261)	1,307	—	—	(232,104)
Net change in unrealized appreciation (depreciation)[2,3]	219,833	(62,467)	636	16,412	304,744	479,158
Purchases	122,020	72,942	—	—	—	194,962
Sales	(75,848)	(336,468)	(274,889)	—	—	(687,205)

Closing Balance, as of June 30, 2017	$140,412	$322,796	—	$182,344	$3,092,345	$3,737,897

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2017[3]	$10,306	$(56,599)	—	$16,412	$304,746	$274,865

[2]	Included in the related change in unrealized appreciation (depreciation) in the Consolidated Statements of Operations.

[3]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2017 is generally due to investments no longer held or categorized as Level 3 at period end.

See Notes to Financial Statements.

82	BLACKROCK SERIES FUND, INC.	JUNE 30, 2017

Consolidated Schedule of Investments (concluded)	BlackRock Global Allocation Portfolio

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (“Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end. The table does not include Level 3 investments with values based upon unadjusted third party pricing information in the amount of $306,180.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	Weighted Average of Unobservable Inputs
Assets:
Common Stocks[4]	$19,936	Market	Priced to Last Financing Round[1]	—	—
			Revenue Growth Rate[1]	25.00%	—
			Revenue Multiple[1]	6.75x	—
			Time to Exit[1]	1 year	—
			Volatility[1]	33.00%	—
Corporate Bonds	319,436	Income	Discount Rate[2]	17.50%	—
		Market	Estimated Recovery Value[1]	—	—
			Volatility[1]	36.30%	—
			Yield[2]	11.25%	—
Preferred Stocks[3,4]	3,092,345	Market	Discount Rate[2]	20.00%	—
			Revenue Growth Rate[1]	83.00% - 131.00%	103.68%
			Revenue Growth Rate[1]	25.00%	—
			Revenue Multiple[1]	6.75x - 19.50x	9.64x
			Scenario Probability[1]	1.00% - 79.00%	—
			Time to Exit[2]	1 year	—
			Volatility[1]	33.00% - 61.00%	44.14%

Total	$3,431,717

[1]	Increase in unobservable input may result in a significant increase to value, while a decrease in unobservable input may result in a significant decrease to value.

[2]	Decrease in unobservable input may result in a significant increase to value, while an increase in unobservable input may result in a significant decrease to value.

[3]

For the six months ended June 30, 2017, the valuation technique changed for certain investments in preferred stocks with a total value of $492,653 from a hybrid model using Probability-Weighted Expected Return Model (“PWERM”) and Option Pricing Model (“OPM”) to using only PWERM. The change was due to consideration of liquidation preferences and exit strategy.

[4]

For the six months ended June 30, 2017, the valuation technique changed for certain investments in common stocks and preferred stocks with a total value of $212,861 from a hybrid model using Probability-Weighted Expected Return Model (“PWERM”) and Option Pricing Model (“OPM”) to using only OPM. The change was due to consideration of liquidation preferences and exit strategy.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2017	83

Schedule of Investments June 30, 2017 (Unaudited)	BlackRock Government Money Market Portfolio
(Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Obligations	Par (000)	Value
Fannie Mae:
0.88%, 8/28/17	$500	$499,968
1.00%, 9/27/17	500	500,033
0.88%, 3/28/18	1,800	1,797,009
Fannie Mae Variable Rate Notes: (a)
1.23%, 07/20/17	2,000	1,999,995
1.18%, 08/16/17	1,500	1,499,982
1.09%, 10/05/17	1,000	999,961
Federal Farm Credit Bank Discount Notes: (b)
0.69%, 9/29/17	575	574,030
0.76%, 11/03/17	285	284,260
0.90%, 11/28/17	2,500	2,490,750
0.82%, 12/15/17	995	991,260
Federal Farm Credit Bank Variable Rate Notes: (a)
1.23%, 9/22/17	2,000	1,999,977
1.28%, 11/20/17	1,000	999,981
1.07%, 1/23/18	430	430,002
Federal Home Loan Bank:
0.84%, 9/08/17	1,670	1,669,660
0.88%, 3/19/18	1,000	998,389
Federal Home Loan Bank Discount Notes: (b)
0.85%, 7/14/17	980	979,747
0.63%, 7/19/17	2,000	1,999,444
0.95%, 7/26/17	490	489,703
0.97%, 7/28/17	740	739,501
0.64%, 8/01/17	2,810	2,806,864
0.94%, 8/09/17	2,000	1,998,070
0.68%, 8/22/17	695	694,344
0.68%, 8/25/17	730	729,274
0.90%, 8/28/17	780	778,914
0.70%, 8/30/17	1,500	1,498,320
0.89%, 9/06/17	885	883,578
0.92%, 9/20/17	1,000	997,988
1.05%, 9/20/17	1,380	1,376,835
1.05%, 9/25/17	1,500	1,496,325
1.04%, 9/27/17	1,500	1,496,277
1.08%, 10/12/17	2,800	2,791,516
1.04%, 11/08/17	1,500	1,494,459
1.00%, 12/05/17	1,500	1,493,542
1.14%, 12/29/17	1,000	994,332
Federal Home Loan Bank Variable Rate Notes: (a)
1.14%, 07/06/17	1,475	1,475,000

U.S. Government Sponsored Agency Obligations	Par (000)	Value
1.14%, 07/07/17	$3,000	$3,000,000
1.15%, 08/22/17	700	699,997
1.12%, 08/25/17	880	880,000
1.09%, 10/27/17	1,270	1,270,000
1.09%, 10/27/17	1,000	999,977
1.06%, 04/17/18	1,070	1,070,000
1.07%, 04/17/18	1,800	1,800,000
0.83%, 05/09/18	1,000	1,000,000
0.95%, 06/05/18	750	750,000
1.06%, 06/08/18	500	500,000
1.11%, 10/03/18	1,000	1,000,000
1.11%, 06/20/19	470	470,000
1.11%, 06/20/19	385	385,000
Freddie Mac:
0.75%, 7/14/17	500	500,018
1.00%, 9/29/17	790	790,512
Freddie Mac Discount Notes: (b)
0.80%, 8/02/17	950	949,367
0.83%, 8/03/17	1,765	1,763,738
Total U.S. Government Sponsored Agency Obligations — 55.2%		62,777,899

U.S. Treasury Obligations
U.S. Treasury Bills, 0.91%, 9/28/17 (b)	937	934,951
U.S. Treasury Notes:
0.88%, 10/15/17	1,200	1,200,464
1.17%, 10/31/17 (a)	1,249	1,248,486
1.14%, 1/31/19 (a)	3,000	3,000,000
Total U.S. Treasury Obligations — 5.6%		6,383,901

Total Repurchase Agreements — 39.7%		45,200,000
Total Investments (Cost — $114,361,800*) — 100.5%		114,361,800
Liabilities in Excess of Other Assets — (0.5)%		(576,040)

Net Assets — 100.0%		$113,785,760

Notes to Schedule of Investments

*	Cost for U.S. federal income tax purposes.

(a)	Variable rate security. Rate as of period end.

(b)	Rates are discount rates or a range of discount rates at the time of purchase.

See Notes to Financial Statements.

84	BLACKROCK SERIES FUND, INC.	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Government Money Market Portfolio

Repurchase Agreement

	Repurchase Agreements							Collateral
Counterparty	Coupon Rate		Purchase Date	Maturity Date	Par (000)	at Value (000)	Proceeds including Interest	Position	Original Par	Position received, at Value
Bank of Montreal	1.07%		6/30/17	7/03/17	$6,000	$6,000	$6,000,535	U.S. government sponsored agency obligations and U.S. Treasury obligations, 0.13% to 4.50% due from 4/15/20 to 5/01/47	$5,847,077	$6,140,074
BNP Paribas Securities Corp.
	1.12%		6/30/17	7/03/17	5,000	5,000	5,000,467	U.S. government sponsored agency obligations and U.S. Treasury obligations, 0.75% to 8.00% due from 7/31/18 to 6/20/47	21,703,999	5,110,206
	1.08	%(a)	6/15/17	7/14/17	1,000	1,000	1,000,870	U.S. Treasury obligations, 0.00% to 5.50% due from 7/13/17 to 5/15/45	1,413,521	1,020,090

Total BNP Paribas Securities Corp.						$6,000				$6,130,296
Goldman Sachs & Co.	1.12%		6/29/17	7/06/17	1,500	1,500	1,500,327	U.S. government sponsored agency obligations, 2.50% to 6.00% due from 11/15/17 to 3/15/28	34,559,299	1,530,000
J.P. Morgan Securities LLC
								U.S. Treasury obligation, 1.63% due at 8/15/22	7,900,000	7,854,102
	1.12%		6/30/17	7/03/17	7,700	7,700	7,700,719	U.S. government sponsored agency obligations, 4.50% to 5.50% due from 11/01/35 to
	1.39	%(a)	6/30/17	8/04/17	2,500	2,500	2,503,378	5/25/39	264,191,830	2,859,014

Total J.P. Morgan Securities LLC						$10,200				$10,713,116
Merrill Lynch, Pierce, Fenner & Smith Inc.
	1.10%		6/30/17	7/03/17	5,000	5,000	5,000,458	U.S. government sponsored agency obligations, 3.10% to 4.67% due from 3/20/62 to 10/20/65	6,077,795	5,100,000

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2017	85

Schedule of Investments (concluded)	BlackRock Government Money Market Portfolio

Repurchase Agreements							Collateral
Counterparty	Coupon Rate	Purchase Date	Maturity Date	Par (000)	at Value (000)	Proceeds including Interest	Position	Original Par	Position received, at Value
	1.16%	6/29/17	7/06/17	$1,500	$1,500	$1,500,338	U.S. government sponsored agency obligation, 4.00% due at 7/25/53	$1,517,903	$1,605,001

Total Merrill Lynch, Pierce, Fenner & Smith Inc.					$6,500				$6,705,001
Mizuho Securities USA, Inc.	1.16%	6/30/17	7/03/17	7,000	7,000	7,000,677	U.S. government sponsored agency obligation, 0.98% due at 1/14/19	7,111,000	7,140,659
Societe Generale	1.10%	6/30/17	7/03/17	6,000	6,000	6,000,550	U.S. Treasury obligation, 3.75% due at 11/15/43	5,163,200	6,120,031
Wells Fargo Securities LLC
	1.06%	6/28/17	7/05/17	1,000	1,000	1,000,206	U.S. government sponsored agency obligation, 4.00% due at 3/01/47	991,859	1,030,001
	1.10%	6/30/17	7/07/17	1,000	1,000	1,000,214	U.S. government sponsored agency obligations, 3.50% to 4.00% due from 6/01/32 to 6/01/47	990,769	1,030,000

Total Wells Fargo Securities LLC					$2,000				$2,060,001
Total					$45,200				$46,539,178

(a)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities[1]	—	$114,361,800	—	$114,361,800
[1] See above Schedule of Investments for values in each security type.

During the six months ended June 30, 2017, there were no transfers between levels.

See Notes to Financial Statements.

86	BLACKROCK SERIES FUND, INC.	JUNE 30, 2017

Schedule of Investments June 30, 2017 (Unaudited)	BlackRock High Yield Portfolio
(Percentages shown are based on Net Assets)

Common Stocks		Shares	Value
Chemicals — 0.0%
Advanced Emissions Solutions, Inc.		660	$6,046
Hotels, Restaurants & Leisure — 0.9%
Amaya, Inc. (a)		16,288	291,144
Media — 0.1%
Altice USA, Inc., Class A (a)		762	24,613
Metals & Mining — 0.0%
Teck Resources Ltd., Class B		810	14,037
Wireless Telecommunication Services — 0.2%
T-Mobile U.S., Inc. (a)		1,150	69,713
Total Common Stocks — 1.2%			405,553

Corporate Bonds		Par (000)
Aerospace & Defense — 2.1%
Arconic, Inc.:
5.13%, 10/01/24	USD	104	107,900
5.90%, 2/01/27		17	18,296
6.75%, 1/15/28		7	7,735
5.95%, 2/01/37		13	13,097
Bombardier, Inc.:
8.75%, 12/01/21 (b)		103	114,330
6.00%, 10/15/22 (b)		21	21,000
6.13%, 1/15/23 (b)		14	14,035
7.50%, 3/15/25 (b)		59	61,213
Engility Corp., 8.88%, 9/01/24		26	28,243
KLX, Inc., 5.88%, 12/01/22 (b)		80	84,000
Kratos Defense & Security Solutions, Inc., 7.00%, 5/15/19		10	10,175
TransDigm, Inc.:
5.50%, 10/15/20		17	17,340
6.00%, 7/15/22		87	89,610
6.50%, 7/15/24		71	73,307
6.50%, 5/15/25		25	25,437
6.38%, 6/15/26		8	8,120

			693,838
Air Freight & Logistics — 0.4%
XPO Logistics, Inc., 6.50%, 6/15/22 (b)		137	143,850
Airlines — 0.6%
Air Medical Group Holdings, Inc., 6.38%, 5/15/23 (b)		19	18,003
Continental Airlines Pass-Through Trust, Series 2012-3, Class C, 6.13%, 4/29/18		120	123,000
Virgin Australia Pass-Through Trust, Series 2013-1C, 7.13%, 10/23/18 (b)		45	45,691

			186,694
Auto Components — 0.4%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.88%, 3/15/19		52	52,520
6.25%, 2/01/22		29	30,233
6.75%, 2/01/24		65	67,769

			150,522
Banks — 0.5%
Banco Espirito Santo SA, 4.75%, 1/15/18 (a)(c)	EUR	100	34,265
CIT Group, Inc., 5.00%, 8/01/23	USD	120	129,300

			163,565

Corporate Bonds		Par (000)	Value
Building Products — 0.5%
CPG Merger Sub LLC, 8.00%, 10/01/21 (b)	USD	59	$61,507
Masonite International Corp., 5.63%, 3/15/23 (b)		17	17,765
Ply Gem Industries, Inc., 6.50%, 2/01/22		25	26,185
Standard Industries, Inc.:
5.38%, 11/15/24 (b)		13	13,699
6.00%, 10/15/25 (b)		36	38,520
USG Corp., 4.88%, 6/01/27 (b)		22	22,633

			180,309
Capital Markets — 0.0%
LPL Holdings, Inc., 5.75%, 9/15/25 (b)		7	7,280
Chemicals — 2.1%
Blue Cube Spinco, Inc.:
9.75%, 10/15/23		22	26,620
10.00%, 10/15/25		15	18,487
CF Industries, Inc.:
7.13%, 5/01/20		10	11,050
5.15%, 3/15/34		15	13,875
4.95%, 6/01/43		14	12,005
Chemours Co.:
6.63%, 5/15/23		23	24,323
7.00%, 5/15/25		15	16,350
5.38%, 5/15/27		20	20,648
Hexion, Inc., 10.38%, 2/01/22 (b)		26	25,740
Huntsman International LLC:
4.88%, 11/15/20		43	45,257
5.13%, 11/15/22		5	5,350
Koppers, Inc., 6.00%, 2/15/25 (b)		27	28,687
Momentive Performance Materials, Inc.:
3.88%, 10/24/21		126	125,055
Escrow, 8.88%, 10/15/20 (a)(c)(d)		82	—
Platform Specialty Products Corp.:
10.38%, 5/01/21 (b)		6	6,638
6.50%, 2/01/22 (b)		198	204,435
PQ Corp., 6.75%, 11/15/22 (b)		41	44,075
Tronox Finance LLC:
6.38%, 8/15/20		23	23,057
7.50%, 3/15/22 (b)		8	8,240
WR Grace & Co-Conn, 5.13%, 10/01/21 (b)		38	40,755

			700,647
Commercial Services & Supplies — 2.4%
ACCO Brands Corp., 5.25%, 12/15/24 (b)		10	10,387
Acosta, Inc., 7.75%, 10/01/22 (b)		38	28,785
ADT Corp.:
3.50%, 7/15/22		40	38,688
4.13%, 6/15/23		28	27,755
4.88%, 7/15/32 (b)		44	38,500
Advanced Disposal Services, Inc., 5.63%, 11/15/24 (b)		27	27,810
Ceridian HCM Holding, Inc., 11.00%, 3/15/21 (b)		39	41,194
Covanta Holding Corp., 5.88%, 7/01/25		25	24,250
GW Honos Security Corp., 8.75%, 5/15/25 (b)		11	11,509
KAR Auction Services, Inc., 5.13%, 6/01/25 (b)		47	47,881
Mobile Mini, Inc., 5.88%, 7/01/24		77	79,887
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, 5/15/23 (b)		232	252,105
Ritchie Bros. Auctioneers, Inc., 5.38%, 1/15/25 (b)		20	20,850
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75%, 6/01/25 (b)		22	22,495
Tervita Escrow Corp., 7.63%, 12/01/21 (b)		45	45,337

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2017	87

Schedule of Investments (continued)	BlackRock High Yield Portfolio

Corporate Bonds		Par (000)	Value
Commercial Services & Supplies (continued)
WaveDivision Escrow LLC/WaveDivision Escrow Corp., 8.13%, 9/01/20 (b)	USD	97	$100,473

			817,906
Communications Equipment — 1.0%
CommScope Technologies LLC, 5.00%, 3/15/27 (b)		56	55,860
CommScope, Inc., 5.50%, 6/15/24 (b)		3	3,123
Hughes Satellite Systems Corp.:
7.63%, 6/15/21		10	11,363
5.25%, 8/01/26		90	94,050
6.63%, 8/01/26		3	3,225
Nokia OYJ:
5.38%, 5/15/19		3	3,170
3.38%, 6/12/22		13	13,099
4.38%, 6/12/27		18	18,326
6.63%, 5/15/39		65	74,831
Riverbed Technology, Inc., 8.88%, 3/01/23 (b)		51	51,829

			328,876
Construction & Engineering — 0.3%
AECOM, 5.13%, 3/15/27 (b)		5	5,019
Brand Energy & Infrastructure Services, Inc., 8.50%, 7/15/25 (b)		68	70,380
Tutor Perini Corp., 6.88%, 5/01/25 (b)		17	17,893

			93,292
Construction Materials — 0.1%
New Enterprise Stone & Lime Co., Inc., 10.13%, 4/01/22 (b)		19	20,591
Consumer Finance — 1.5%
Ally Financial, Inc.:
5.13%, 9/30/24		40	42,197
8.00%, 11/01/31		183	224,175
DFC Finance Corp., 12.00% (12.00% Cash or 11.00% PIK), 6/16/20 (b)(e)		42	25,818
Navient Corp.:
6.63%, 7/26/21		36	38,745
6.50%, 6/15/22		9	9,540
5.50%, 1/25/23		20	20,325
7.25%, 9/25/23		17	18,317
6.13%, 3/25/24		7	7,210
5.88%, 10/25/24		13	13,231
6.75%, 6/25/25		22	22,674
5.63%, 8/01/33		24	20,047
OneMain Financial Holdings LLC:
6.75%, 12/15/19 (b)		28	29,400
7.25%, 12/15/21 (b)		9	9,479
Springleaf Finance Corp., 6.13%, 5/15/22		10	10,550

			491,708
Containers & Packaging — 3.5%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
6.00%, 6/30/21 (b)		200	207,000
4.63%, 5/15/23 (b)		200	204,918
7.25%, 5/15/24 (b)		200	218,750
Ball Corp., 5.00%, 3/15/22		21	22,417
BWAY Holding Co., 5.50%, 4/15/24 (b)		70	71,487
Flex Acquisition Co., Inc., 6.88%, 1/15/25 (b)		3	3,120
Reynolds Group Issuer, Inc.:
5.75%, 10/15/20		42	42,980
6.88%, 2/15/21		65	66,596
4.66%, 7/15/21 (b)(f)		40	40,650
5.13%, 7/15/23 (b)		24	24,930
7.00%, 7/15/24 (b)		171	183,434

Corporate Bonds		Par (000)	Value
Containers & Packaging (continued)
Sealed Air Corp.:
4.88%, 12/01/22 (b)	USD	11	$11,715
6.88%, 7/15/33 (b)		9	10,350
Signode Industrial Group Lux SA/Signode Industrial Group U.S., Inc., 6.38%, 5/01/22 (b)		50	52,250

			1,160,597
Distributors — 0.1%
American Tire Distributors, Inc., 10.25%, 3/01/22 (b)		39	40,365
Diversified Consumer Services — 0.2%
Laureate Education, Inc., 8.25%, 5/01/25 (b)		29	31,103
Service Corp. International, 4.50%, 11/15/20		20	20,375
Sotheby’s, 5.25%, 10/01/22 (b)		12	12,270

			63,748
Diversified Financial Services — 3.7%
Alpine Finance Merger Sub LLC, 6.88%, 8/01/25 (b)		19	19,333
Altice Financing SA, 7.50%, 5/15/26 (b)		200	222,000
Altice U.S. Finance I Corp., 5.38%, 7/15/23 (b)		200	208,125
ASP AMC Merger Sub, Inc., 8.00%, 5/15/25 (b)		14	13,265
Eagle Holding Co. II LLC, 7.63% (7.63% Cash or 8.38% PIK), 5/15/22 (b)(e)		30	30,863
Exela Intermediate LLC/Exela Finance, Inc., 10.00%, 7/15/23 (b)		28	27,650
FBM Finance, Inc., 8.25%, 8/15/21 (b)		20	21,425
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.38%, 4/01/20 (b)		200	205,000
Nielsen Co. Luxembourg S.à r.l., 5.00%, 2/01/25 (b)		51	52,275
Veritas U.S., Inc./Veritas Bermuda Ltd., 7.50%, 2/01/23 (b)		200	215,000
Virgin Media Finance PLC, 5.75%, 1/15/25 (b)		200	207,500

			1,222,436
Diversified Telecommunication Services — 3.9%
CenturyLink, Inc.:
Series P, 7.60%, 9/15/39		2	1,860
Series S, 6.45%, 6/15/21		88	95,040
Series T, 5.80%, 3/15/22		32	33,280
Series U, 7.65%, 3/15/42		39	36,221
Series W, 6.75%, 12/01/23		6	6,461
Series Y, 7.50%, 4/01/24		9	9,855
Cincinnati Bell, Inc., 7.00%, 7/15/24 (b)		52	54,350
Frontier Communications Corp.:
8.13%, 10/01/18		13	13,731
7.13%, 3/15/19		5	5,213
6.25%, 9/15/21		36	32,130
7.13%, 1/15/23		36	29,970
7.63%, 4/15/24		18	14,827
6.88%, 1/15/25		124	97,650
Intelsat Jackson Holdings SA:
7.25%, 4/01/19		49	49,012
7.25%, 10/15/20		40	37,800
5.50%, 8/01/23		30	24,825
9.75%, 7/15/25 (b)		43	42,946
Level 3 Financing, Inc.:
5.38%, 8/15/22		41	42,230
5.63%, 2/01/23		30	31,200
5.13%, 5/01/23		13	13,496
5.38%, 1/15/24		52	54,275
5.38%, 5/01/25		23	24,207
5.25%, 3/15/26		64	66,407

See Notes to Financial Statements.

88	BLACKROCK SERIES FUND, INC.	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock High Yield Portfolio

Corporate Bonds		Par (000)	Value
Qwest Corp., 6.75%, 12/01/21	USD	10	$11,048
SBA Communications Corp., 4.88%, 9/01/24 (b)		23	23,403
Telecom Italia Capital SA:
6.38%, 11/15/33		25	27,000
6.00%, 9/30/34		100	105,736
7.20%, 7/18/36		20	23,187
Telesat Canada/Telesat LLC, 8.88%, 11/15/24 (b)		48	53,880
Xplornet Communications, Inc., 9.63% (9.63% Cash or 10.63% PIK), 6/01/22 (b)(e)		11	11,440
Zayo Group LLC/Zayo Capital, Inc.:
6.00%, 4/01/23		111	116,827
6.38%, 5/15/25		35	37,778
5.75%, 1/15/27 (b)		83	86,839

			1,314,124
Electrical Equipment — 0.4%
GrafTech International Ltd., 6.38%, 11/15/20		17	15,087
Sensata Technologies BV:
5.63%, 11/01/24 (b)		7	7,508
5.00%, 10/01/25 (b)		63	65,885
Vertiv Group Corp., 9.25%, 10/15/24 (b)		51	55,080

			143,560
Electronic Equipment, Instruments & Components — 0.3%
Anixter, Inc., 5.63%, 5/01/19		5	5,263
CDW LLC/CDW Finance Corp.:
5.00%, 9/01/23		31	32,279
5.50%, 12/01/24		49	52,996
5.00%, 9/01/25		13	13,487

			104,025
Energy Equipment & Services — 1.4%
Ensco PLC:
4.50%, 10/01/24		15	11,550
5.20%, 3/15/25		5	4,063
Noble Holding International Ltd.:
4.63%, 3/01/21		2	1,635
7.75%, 1/15/24		28	22,155
Noble Holding U.S. LLC/Noble Drilling Services 6 LLC/Noble Drilling Holding LLC, 7.50%, 3/15/19		15	15,037
Parker Drilling Co., 7.50%, 8/01/20		23	19,895
Pioneer Energy Services Corp., 6.13%, 3/15/22		45	34,875
Precision Drilling Corp.:
6.63%, 11/15/20		3	2,922
6.50%, 12/15/21		5	4,894
7.75%, 12/15/23 (b)		15	14,925
5.25%, 11/15/24		13	11,343
Rowan Cos., Inc.:
4.88%, 6/01/22		10	9,275
7.38%, 6/15/25		67	62,477
SESI LLC:
6.38%, 5/01/19		10	9,875
7.13%, 12/15/21		10	9,525
Transocean, Inc.:
6.00%, 3/15/18		16	16,360
5.80%, 10/15/22		20	18,550
9.00%, 7/15/23 (b)		74	76,775
6.80%, 3/15/38		17	12,410
Weatherford International LLC, 6.80%, 6/15/37		12	10,260

Corporate Bonds		Par (000)	Value
Weatherford International Ltd.:
7.75%, 6/15/21	USD	31	$31,155
8.25%, 6/15/23		5	5,000
9.88%, 2/15/24 (b)		5	5,225
6.50%, 8/01/36		26	22,100
7.00%, 3/15/38		31	26,505
5.95%, 4/15/42		13	10,140

			468,926
Equity Real Estate Investment Trusts (REITs) — 1.6%
CyrusOne LP/CyrusOne Finance Corp., 5.00%, 3/15/24 (b)		35	36,050
Equinix, Inc., 5.88%, 1/15/26		35	38,161
ESH Hospitality, Inc., 5.25%, 5/01/25 (b)		11	11,399
GEO Group, Inc.:
5.13%, 4/01/23		17	17,085
5.88%, 10/15/24		50	51,625
6.00%, 4/15/26		7	7,263
GLP Capital LP/GLP Financing II, Inc., 5.38%, 4/15/26		9	9,831
iStar, Inc., 6.00%, 4/01/22		11	11,275
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.:
5.63%, 5/01/24		146	159,140
4.50%, 9/01/26		82	82,513
Uniti Group, Inc./CSL Capital LLC:
6.00%, 4/15/23 (b)		3	3,122
8.25%, 10/15/23		61	62,830
7.13%, 12/15/24 (b)		35	34,749
Uniti Group, Inc./Uniti Fiber Holdings, Inc./CSL Capital LLC, 7.13%, 12/15/24 (b)		18	17,843

			542,886
Food & Staples Retailing — 0.2%
Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC, 5.75%, 3/15/25 (b)		28	26,040
Rite Aid Corp.:
6.75%, 6/15/21		2	2,054
6.13%, 4/01/23 (b)		8	7,855
7.70%, 2/15/27		39	39,390

			75,339
Food Products — 0.6%
B&G Foods, Inc., 5.25%, 4/01/25		16	16,320
Chobani LLC/Chobani Finance Corp., Inc., 7.50%, 4/15/25 (b)		36	38,025
JBS USA LUX SA/JBS USA Finance, Inc.:
5.88%, 7/15/24 (b)		16	15,000
5.75%, 6/15/25 (b)		56	52,640
Post Holdings, Inc.:
5.50%, 3/01/25 (b)		34	35,063
5.00%, 8/15/26 (b)		20	19,950
TreeHouse Foods, Inc., 6.00%, 2/15/24 (b)		8	8,520
WhiteWave Foods Co., 5.38%, 10/01/22		25	28,200

			213,718
Health Care Equipment & Supplies — 0.4%
Alere, Inc.:
6.50%, 6/15/20		13	13,195
6.38%, 7/01/23 (b)		18	19,327
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., 8.13%, 6/15/21 (b)		88	81,840
Teleflex, Inc., 4.88%, 6/01/26		12	12,270

			126,632

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2017	89

Schedule of Investments (continued)	BlackRock High Yield Portfolio

Corporate Bonds		Par (000)	Value
Health Care Providers & Services — 6.0%
Acadia Healthcare Co., Inc.:
5.13%, 7/01/22	USD	11	$11,357
5.63%, 2/15/23		47	48,616
6.50%, 3/01/24		26	27,755
Centene Corp.:
5.63%, 2/15/21		45	46,913
4.75%, 5/15/22		37	38,619
6.13%, 2/15/24		5	5,406
4.75%, 1/15/25		40	41,100
CHS/Community Health Systems, Inc.:
8.00%, 11/15/19		35	35,175
7.13%, 7/15/20		37	36,029
5.13%, 8/01/21		11	11,137
6.88%, 2/01/22		24	20,970
6.25%, 3/31/23		91	93,944
DaVita, Inc.:
5.13%, 7/15/24		4	4,060
5.00%, 5/01/25		33	33,083
Envision Healthcare Corp.:
5.13%, 7/01/22 (b)		55	56,444
5.63%, 7/15/22		97	100,516
6.25%, 12/01/24 (b)		20	21,350
Fresenius Medical Care U.S. Finance II, Inc., 5.88%, 1/31/22 (b)		5	5,538
HCA, Inc.:
5.88%, 3/15/22		23	25,501
4.75%, 5/01/23		8	8,460
5.00%, 3/15/24		87	92,111
5.38%, 2/01/25		132	139,234
5.25%, 4/15/25		57	61,275
5.88%, 2/15/26		48	51,840
5.25%, 6/15/26		104	112,164
4.50%, 2/15/27		40	41,150
5.50%, 6/15/47		108	111,780
Series 1, 5.88%, 5/01/23		17	18,509
HealthSouth Corp.:
5.13%, 3/15/23		50	51,500
5.75%, 11/01/24		3	3,079
IASIS Healthcare LLC/IASIS Capital Corp., 8.38%, 5/15/19		28	28,140
MEDNAX, Inc., 5.25%, 12/01/23 (b)		26	26,780
Molina Healthcare, Inc., 4.88%, 6/15/25 (b)		12	12,090
MPH Acquisition Holdings LLC, 7.13%, 6/01/24 (b)		92	98,095
RegionalCare Hospital Partners Holdings, Inc., 8.25%, 5/01/23 (b)		38	40,755
Surgery Center Holdings, Inc.:
8.88%, 4/15/21 (b)		10	10,837
6.75%, 7/01/25 (b)		29	29,363
Team Health Holdings, Inc., 6.38%, 2/01/25 (b)		80	77,600
Tenet Healthcare Corp.:
6.00%, 10/01/20		40	42,850
7.50%, 1/01/22 (b)		16	17,357
8.13%, 4/01/22		78	82,777
6.75%, 6/15/23		86	86,000
4.63%, 7/15/24 (b)		9	9,011
THC Escrow Corp. III:
4.63%, 7/15/24 (b)		11	11,030
5.13%, 5/01/25 (b)		18	18,067
7.00%, 8/01/25 (b)		55	54,794
Vizient, Inc., 10.38%, 3/01/24 (b)		5	5,750
WellCare Health Plans, Inc., 5.25%, 4/01/25		11	11,523

			2,017,434

Corporate Bonds		Par (000)	Value
Health Care Technology — 0.1%
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., 5.75%, 3/01/25 (b)	USD	26	$26,520
Hotels, Restaurants & Leisure — 3.4%
Aramark Services, Inc., 5.13%, 1/15/24		29	30,486
BC ULC/New Red Finance, Inc.:
6.00%, 4/01/22 (b)		50	51,813
4.25%, 5/15/24 (b)		67	66,577
Caesars Entertainment Resort Properties LLC, 8.00%, 10/01/20		93	95,790
Eldorado Resorts, Inc., 6.00%, 4/01/25 (b)		10	10,600
Hilton Domestic Operating Co., Inc., 4.25%, 9/01/24 (b)		17	17,234
Jacobs Entertainment, Inc., 7.88%, 2/01/24 (b)		10	10,850
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC:
5.00%, 6/01/24 (b)		10	10,425
5.25%, 6/01/26 (b)		13	13,683
4.75%, 6/01/27 (b)		18	18,383
MGM Resorts International:
5.25%, 3/31/20		22	23,293
6.75%, 10/01/20		47	52,071
6.63%, 12/15/21		128	143,680
7.75%, 3/15/22		10	11,737
4.63%, 9/01/26		3	3,030
Scientific Games International, Inc.:
7.00%, 1/01/22 (b)		119	126,735
10.00%, 12/01/22		119	130,454
Six Flags Entertainment Corp.:
4.88%, 7/31/24 (b)		73	73,447
5.50%, 4/15/27 (b)		37	38,110
Station Casinos LLC, 7.50%, 3/01/21		45	46,800
Sterling Entertainment Enterprises LLC, 9.75%, 12/25/19 (b)(d)		150	148,500
Yum! Brands, Inc., 3.88%, 11/01/23		2	1,975

			1,125,673
Household Durables — 1.2%
AV Homes, Inc., 6.63%, 5/15/22 (b)		12	12,375
CalAtlantic Group, Inc.:
6.63%, 5/01/20		6	6,645
8.38%, 1/15/21		56	66,220
5.38%, 10/01/22		2	2,155
5.25%, 6/01/26		14	14,525
Lennar Corp.:
4.75%, 4/01/21		4	4,240
4.13%, 1/15/22		28	28,945
4.75%, 11/15/22		24	25,500
Mattamy Group Corp., 6.88%, 12/15/23 (b)		12	12,255
Meritage Homes Corp., 5.13%, 6/06/27 (b)		12	12,015
PulteGroup, Inc.:
5.50%, 3/01/26		50	53,250
6.38%, 5/15/33		22	22,990
6.00%, 2/15/35		6	6,015
Tempur Sealy International, Inc., 5.50%, 6/15/26		56	56,910
TRI Pointe Group, Inc.:
4.38%, 6/15/19		10	10,242
4.88%, 7/01/21		15	15,787
5.88%, 6/15/24		15	15,825
5.25%, 6/01/27		20	20,050
William Lyon Homes, Inc., 5.88%, 1/31/25		10	10,300

			396,244

See Notes to Financial Statements.

90	BLACKROCK SERIES FUND, INC.	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock High Yield Portfolio

Corporate Bonds		Par (000)	Value
Household Products — 0.2%
HRG Group, Inc., 7.88%, 7/15/19	USD	26	$26,650
Spectrum Brands, Inc.:
6.63%, 11/15/22		35	36,663
5.75%, 7/15/25		11	11,799

			75,112
Independent Power and Renewable Electricity Producers — 0.9%
AES Corp., 4.88%, 5/15/23		2	2,038
Calpine Corp.:
5.38%, 1/15/23		6	5,850
5.88%, 1/15/24 (b)		25	25,750
Dynegy, Inc.:
6.75%, 11/01/19		60	61,875
7.38%, 11/01/22		35	34,563
7.63%, 11/01/24		7	6,790
NRG Energy, Inc.:
7.88%, 5/15/21		5	5,163
6.63%, 3/15/23		5	5,138
6.25%, 5/01/24		14	14,140
6.63%, 1/15/27		74	74,093
NRG Yield Operating LLC, 5.38%, 8/15/24		15	15,731
Pattern Energy Group, Inc., 5.88%, 2/01/24 (b)		16	16,840
Talen Energy Supply LLC, 6.50%, 6/01/25		9	6,345
TerraForm Power Operating LLC, 6.38%, 2/01/23 (b)(g)		23	23,920

			298,236
Insurance — 1.0%
Alliant Holdings Intermediate LLC, 8.25%, 8/01/23 (b)		67	71,187
HUB International Ltd., 7.88%, 10/01/21 (b)		107	111,547
Radian Group, Inc., 5.25%, 6/15/20		28	29,750
Solera LLC/Solera Finance, Inc., 10.50%, 3/01/24 (b)		106	121,767
USIS Merger Sub, Inc., 6.88%, 5/01/25 (b)		15	15,263

			349,514
Internet & Direct Marketing Retail — 0.3%
Netflix, Inc.:
5.50%, 2/15/22		42	45,609
4.38%, 11/15/26 (b)		56	55,860

			101,469
Internet Software & Services — 0.1%
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 S.à r.l./Greeneden U.S. Holdings II LLC, 10.00%, 11/30/24 (b)		20	22,475
GTT Communications, Inc., 7.88%, 12/31/24 (b)		14	14,980

			37,455
IT Services — 2.3%
Alliance Data Systems Corp.:
5.88%, 11/01/21 (b)		49	50,715
5.38%, 8/01/22 (b)		65	65,650
APX Group, Inc.:
6.38%, 12/01/19		8	8,220
8.75%, 12/01/20		42	43,365
7.88%, 12/01/22		46	49,910
Booz Allen Hamilton, Inc., 5.13%, 5/01/25 (b)		49	48,143
First Data Corp.:
7.00%, 12/01/23 (b)		129	137,707
5.75%, 1/15/24 (b)		246	255,533
Gartner, Inc., 5.13%, 4/01/25 (b)		21	22,059

Corporate Bonds		Par (000)	Value
Sabre GLBL, Inc.:
5.38%, 4/15/23 (b)	USD	11	$11,467
5.25%, 11/15/23 (b)		16	16,600
WEX, Inc., 4.75%, 2/01/23 (b)		50	50,250

			759,619
Life Sciences Tools & Services — 0.8%
inVentiv Group Holdings, Inc./inVentiv Health, Inc./inVentiv Health Clinical, Inc., 7.50%, 10/01/24 (b)		44	47,740
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.38%, 8/01/23 (b)		98	103,267
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA, 6.63%, 5/15/22 (b)		105	100,275
Sterigenics-Nordion Holdings LLC, 6.50%, 5/15/23 (b)		12	12,360

			263,642
Machinery — 1.2%
Accudyne Industries Borrower/Accudyne Industries LLC, 7.75%, 12/15/20 (b)		150	150,000
EnPro Industries, Inc., 5.88%, 9/15/22 (b)		13	13,553
Gates Global LLC/Gates Global Co., 6.00%, 7/15/22 (b)		97	97,243
Grinding Media, Inc./MC Grinding Media Canada, Inc., 7.38%, 12/15/23 (b)		21	22,837
Mercer International, Inc., 6.50%, 2/01/24 (b)		9	9,398
Navistar International Corp., 8.25%, 11/01/21		18	18,180
SPX FLOW, Inc.:
5.63%, 8/15/24 (b)		16	16,480
5.88%, 8/15/26 (b)		20	20,650
Terex Corp., 5.63%, 2/01/25 (b)		41	42,179

			390,520
Media — 9.4%
AMC Networks, Inc.:
4.75%, 12/15/22		16	16,509
5.00%, 4/01/24		68	69,615
Cablevision Systems Corp.:
8.63%, 9/15/17		4	4,050
7.75%, 4/15/18		45	46,687
8.00%, 4/15/20		15	16,706
CBS Radio, Inc., 7.25%, 11/01/24 (b)		7	7,210
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.13%, 5/01/23 (b)		33	34,650
5.13%, 5/01/27 (b)		337	344,583
Cequel Communications Holdings I LLC/Cequel Capital Corp.:
6.38%, 9/15/20 (b)		45	45,900
5.13%, 12/15/21 (b)		78	79,365
5.13%, 12/15/21 (b)		100	101,843
Clear Channel International BV, 8.75%, 12/15/20 (b)		90	95,400
Clear Channel Worldwide Holdings, Inc.:
Series A, 6.50%, 11/15/22		17	17,340
Series B, 7.63%, 3/15/20		119	118,405
Series B, 6.50%, 11/15/22		299	307,282
CSC Holdings LLC:
10.13%, 1/15/23 (b)		400	464,022
5.25%, 6/01/24		35	35,703
DISH DBS Corp.:
5.88%, 7/15/22		103	110,725
5.00%, 3/15/23		25	25,625
5.88%, 11/15/24		17	18,138
7.75%, 7/01/26		129	152,865
DISH Network Corp., 3.38%, 8/15/26 (b)(h)		43	52,137

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2017	91

Schedule of Investments (continued)	BlackRock High Yield Portfolio

Corporate Bonds		Par (000)	Value
Media (continued)
iHeartCommunications, Inc.:
9.00%, 12/15/19	USD	39	$30,615
9.00%, 3/01/21		31	23,250
9.00%, 9/15/22		80	59,200
10.63%, 3/15/23		35	26,425
Lions Gate Entertainment Corp., 5.88%, 11/01/24 (b)		10	10,525
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance, 7.88%, 5/15/24 (b)		12	11,610
MDC Partners, Inc., 6.50%, 5/01/24 (b)		42	41,895
Midcontinent Communications/Midcontinent Finance Corp.:
6.25%, 8/01/21 (b)		40	41,320
6.88%, 8/15/23 (b)		14	15,085
Nexstar Broadcasting, Inc., 5.63%, 8/01/24 (b)		11	11,137
Outfront Media Capital LLC/Outfront Media Capital Corp.:
5.25%, 2/15/22		10	10,363
5.88%, 3/15/25		5	5,238
SFR Group SA, 7.38%, 5/01/26 (b)		248	269,080
Sirius XM Radio, Inc.:
4.63%, 5/15/23 (b)		5	5,144
5.38%, 4/15/25 (b)		15	15,506
TEGNA, Inc., 5.50%, 9/15/24 (b)		8	8,240
Townsquare Media, Inc., 6.50%, 4/01/23 (b)		24	24,120
Tribune Media Co., 5.88%, 7/15/22		32	33,520
Unitymedia GmbH, 6.13%, 1/15/25 (b)		200	214,500
Univision Communications, Inc.:
6.75%, 9/15/22 (b)		5	5,200
5.13%, 5/15/23 (b)		40	40,387
5.13%, 2/15/25 (b)		25	24,781
Urban One, Inc., 7.38%, 4/15/22 (b)		10	10,350
Videotron Ltd./Videotron Ltee, 5.13%, 4/15/27 (b)		38	39,045

			3,141,296
Metals & Mining — 6.0%
ArcelorMittal:
7.50%, 10/15/39		8	8,970
7.25%, 3/01/41		39	42,997
Cliffs Natural Resources, Inc., 8.25%, 3/31/20 (b)		23	25,070
Constellium NV, 8.00%, 1/15/23 (b)		250	257,500
First Quantum Minerals Ltd.:
7.00%, 2/15/21 (b)		112	114,800
7.25%, 5/15/22 (b)		30	30,675
FMG Resources August 2006 Property Ltd., 9.75%, 3/01/22 (b)		15	17,081
Freeport-McMoRan, Inc.:
2.30%, 11/14/17		21	20,947
2.38%, 3/15/18		224	222,880
3.10%, 3/15/20		77	75,364
4.00%, 11/14/21		22	21,505
3.55%, 3/01/22		59	55,294
3.88%, 3/15/23		164	152,520
5.40%, 11/14/34		17	15,257
5.45%, 3/15/43		151	130,207
Joseph T. Ryerson & Son, Inc., 11.00%, 5/15/22 (b)		22	24,887
Kaiser Aluminum Corp., 5.88%, 5/15/24		14	14,735
Kinross Gold Corp.:
4.50%, 7/15/27 (b)		13	12,967
6.88%, 9/01/41		10	10,675

Corporate Bonds		Par (000)	Value
Novelis Corp.:
6.25%, 8/15/24 (b)	USD	173	$181,650
5.88%, 9/30/26 (b)		45	46,350
Steel Dynamics, Inc.:
5.13%, 10/01/21		35	35,944
5.25%, 4/15/23		52	54,015
5.50%, 10/01/24		38	40,375
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., 7.50%, 6/15/25 (b)		25	24,687
Teck Resources Ltd.:
4.50%, 1/15/21		8	8,340
3.75%, 2/01/23		66	64,267
8.50%, 6/01/24 (b)		67	77,385
6.13%, 10/01/35		13	13,553
6.00%, 8/15/40		72	72,360
5.20%, 3/01/42		73	67,890
5.40%, 2/01/43		22	20,673
United States Steel Corp., 8.38%, 7/01/21 (b)		41	45,100

			2,006,920
Mortgage Real Estate Investment Trusts (REITs) — 0.1%
Starwood Property Trust, Inc., 5.00%, 12/15/21 (b)		27	28,080
Multiline Retail — 0.4%
Dollar Tree, Inc., 5.75%, 3/01/23		84	88,645
Family Dollar Stores, Inc., 5.00%, 2/01/21		36	38,520
JC Penney Corp., Inc.:
8.13%, 10/01/19		5	5,463
6.38%, 10/15/36		8	5,750
7.40%, 4/01/37		3	2,273

			140,651
Oil, Gas & Consumable Fuels — 9.7%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., 7.88%, 12/15/24 (b)		14	14,105
Antero Midstream Partners LP/Antero Midstream Finance Corp., 5.38%, 9/15/24 (b)		5	5,113
Antero Resources Corp.:
5.13%, 12/01/22		12	12,026
5.63%, 6/01/23		5	5,063
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.00%, 4/01/22 (b)		33	33,000
California Resources Corp., 8.00%, 12/15/22 (b)		15	9,487
Callon Petroleum Co.:
6.13%, 10/01/24		20	20,350
6.13%, 10/01/24 (b)		24	24,420
Carrizo Oil & Gas, Inc.:
6.25%, 4/15/23		12	11,550
8.25%, 7/15/25		10	10,225
Cheniere Corpus Christi Holdings LLC:
7.00%, 6/30/24		100	111,250
5.88%, 3/31/25		45	47,981
5.13%, 6/30/27 (b)		68	69,700
Chesapeake Energy Corp.:
6.88%, 11/15/20		26	26,000
8.00%, 1/15/25 (b)		6	5,940
8.00%, 6/15/27 (b)		12	11,790
CONSOL Energy, Inc., 5.88%, 4/15/22		309	303,593
Continental Resources, Inc.:
3.80%, 6/01/24		27	24,722
4.90%, 6/01/44		26	21,710
Covey Park Energy LLC/Covey Park Finance Corp., 7.50%, 5/15/25 (b)		21	21,000

See Notes to Financial Statements.

92	BLACKROCK SERIES FUND, INC.	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock High Yield Portfolio

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.25%, 4/01/23	USD	5	$5,075
CrownRock LP/CrownRock Finance, Inc.:
7.13%, 4/15/21 (b)		46	47,265
7.75%, 2/15/23 (b)		25	26,375
DCP Midstream Operating LP:
4.75%, 9/30/21 (b)		35	35,700
6.45%, 11/03/36 (b)		17	17,935
6.75%, 9/15/37 (b)		29	31,175
Denbury Resources, Inc.:
9.00%, 5/15/21 (b)		42	40,005
5.50%, 5/01/22		22	12,320
4.63%, 7/15/23		5	2,650
Diamondback Energy, Inc., 5.38%, 5/31/25 (b)		25	25,375
Eclipse Resources Corp., 8.88%, 7/15/23		5	4,975
Energy Transfer Equity LP:
7.50%, 10/15/20		21	23,467
5.88%, 1/15/24		66	69,960
5.50%, 6/01/27		59	61,065
EP Energy LLC/Everest Acquisition Finance, Inc.:
9.38%, 5/01/20		48	37,860
8.00%, 11/29/24 (b)		21	20,947
Extraction Oil & Gas, Inc./Extraction Finance Corp., 7.88%, 7/15/21 (b)		58	59,595
Genesis Energy LP/Genesis Energy Finance Corp., 5.75%, 2/15/21		14	13,965
Great Western Petroleum LLC/Great Western Finance Corp., 9.00%, 9/30/21 (b)		46	45,425
Gulfport Energy Corp.:
6.63%, 5/01/23		14	14,035
6.00%, 10/15/24 (b)		14	13,615
Halcon Resources Corp., 6.75%, 2/15/25 (b)		89	80,100
Matador Resources Co., 6.88%, 4/15/23		85	88,187
MEG Energy Corp.:
6.38%, 1/30/23 (b)		53	40,943
7.00%, 3/31/24 (b)		27	20,993
6.50%, 1/15/25 (b)		91	82,810
Murphy Oil Corp.:
4.70%, 12/01/22		14	13,517
6.13%, 12/01/42		8	7,540
Newfield Exploration Co., 5.63%, 7/01/24		14	14,595
NGL Energy Partners LP/NGL Energy Finance Corp.:
5.13%, 7/15/19		10	9,925
6.88%, 10/15/21		27	26,797
7.50%, 11/01/23 (b)		27	26,629
NGPL PipeCo LLC:
7.12%, 12/15/17 (b)		68	69,275
7.77%, 12/15/37 (b)		62	73,780
Oasis Petroleum, Inc.:
6.50%, 11/01/21		16	15,520
6.88%, 3/15/22		5	4,850
6.88%, 1/15/23		6	5,805
ONEOK, Inc.:
7.50%, 9/01/23		37	44,123
6.00%, 6/15/35		5	5,382
Parsley Energy LLC/Parsley Finance Corp.:
6.25%, 6/01/24 (b)		9	9,450
5.38%, 1/15/25 (b)		42	42,315
5.25%, 8/15/25 (b)		9	8,977
PBF Holding Co. LLC/PBF Finance Corp., 7.25%, 6/15/25 (b)		24	23,130

Corporate Bonds		Par (000)	Value
Peabody Energy Corp.:
6.00%, 3/31/22 (b)	USD	2	$1,985
6.38%, 3/31/25 (b)		13	12,805
QEP Resources, Inc., 5.38%, 10/01/22		12	11,550
Range Resources Corp.:
5.88%, 7/01/22 (b)		17	17,255
5.00%, 3/15/23 (b)		25	24,437
4.88%, 5/15/25		6	5,700
Resolute Energy Corp.:
8.50%, 5/01/20		29	28,855
8.50%, 5/01/20 (b)		15	14,925
Rockies Express Pipeline LLC:
6.85%, 7/15/18 (b)		5	5,206
6.00%, 1/15/19 (b)		17	17,723
5.63%, 4/15/20 (b)		15	15,937
6.88%, 4/15/40 (b)		57	62,130
RSP Permian, Inc.:
6.63%, 10/01/22		40	41,500
5.25%, 1/15/25 (b)		18	18,023
Sanchez Energy Corp.:
7.75%, 6/15/21		53	47,965
6.13%, 1/15/23		130	104,000
Seven Generations Energy Ltd.:
8.25%, 5/15/20 (b)		16	16,680
6.88%, 6/30/23 (b)		75	78,187
SM Energy Co.:
6.50%, 11/15/21		20	19,450
6.13%, 11/15/22		9	8,550
6.50%, 1/01/23		6	5,715
5.00%, 1/15/24		33	29,205
5.63%, 6/01/25		9	8,123
6.75%, 9/15/26		12	11,456
Southern Star Central Corp., 5.13%, 7/15/22 (b)		3	3,053
Southwestern Energy Co., 5.80%, 1/23/20		110	112,337
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 5.50%, 9/15/24 (b)		30	30,375
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5.25%, 5/01/23		2	2,050
5.13%, 2/01/25 (b)		24	24,720
5.38%, 2/01/27 (b)		9	9,315
Tesoro Logistics LP/Tesoro Logistics Finance Corp.:
6.13%, 10/15/21		6	6,240
6.25%, 10/15/22		60	63,750
Trinidad Drilling Ltd., 6.63%, 2/15/25 (b)		41	38,950
Whiting Petroleum Corp.:
5.00%, 3/15/19		65	64,594
5.75%, 3/15/21		13	12,220
Williams Cos., Inc.:
4.55%, 6/24/24		4	4,110
5.75%, 6/24/44		108	111,510
WPX Energy, Inc.:
7.50%, 8/01/20		10	10,500
6.00%, 1/15/22		23	22,770
8.25%, 8/01/23		3	3,255
5.25%, 9/15/24		5	4,750

			3,244,313

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2017	93

Schedule of Investments (continued)	BlackRock High Yield Portfolio

Corporate Bonds		Par (000)	Value
Paper & Forest Products — 0.1%
Norbord, Inc., 6.25%, 4/15/23 (b)	USD	20	$21,350
PH Glatfelter Co., 5.38%, 10/15/20		8	8,180

			29,530
Personal Products — 0.2%
Nature’s Bounty Co., 7.63%, 5/15/21 (b)		56	59,500
Pharmaceuticals — 1.8%
Endo Finance LLC/Endo Finco, Inc.:
7.25%, 1/15/22 (b)		5	4,788
5.38%, 1/15/23 (b)		78	65,130
Mallinckrodt International Finance SA/Mallinckrodt CB LLC:
4.88%, 4/15/20 (b)		9	8,764
5.75%, 8/01/22 (b)		5	4,700
5.63%, 10/15/23 (b)		8	7,300
5.50%, 4/15/25 (b)		61	53,375
Prestige Brands, Inc., 6.38%, 3/01/24 (b)		27	28,856
Valeant Pharmaceuticals International, Inc.:
6.75%, 8/15/18 (b)		5	5,013
7.00%, 10/01/20 (b)		55	54,106
6.38%, 10/15/20 (b)		28	27,125
7.50%, 7/15/21 (b)		68	65,875
6.75%, 8/15/21 (b)		43	40,850
5.63%, 12/01/21 (b)		20	18,050
6.50%, 3/15/22 (b)		36	37,755
5.50%, 3/01/23 (b)		6	5,092
5.88%, 5/15/23 (b)		60	51,450
7.00%, 3/15/24 (b)		56	58,870
6.13%, 4/15/25 (b)		94	79,547

			616,646
Real Estate Management & Development — 0.5%
Howard Hughes Corp., 5.38%, 3/15/25 (b)		20	20,450
Realogy Group LLC/Realogy Co-Issuer Corp.:
4.50%, 4/15/19 (b)		5	5,163
5.25%, 12/01/21 (b)		42	44,016
4.88%, 6/01/23 (b)		97	97,727

			167,356
Road & Rail — 0.6%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.13%, 6/01/22 (b)		64	63,360
Florida East Coast Holdings Corp., 6.75%, 5/01/19 (b)		41	42,041
Hertz Corp., 7.63%, 6/01/22 (b)		31	30,926
Park Aerospace Holdings Ltd., 5.25%, 8/15/22 (b)		28	29,269
Watco Cos. LLC/Watco Finance Corp., 6.38%, 4/01/23 (b)		34	35,445

			201,041
Semiconductors & Semiconductor Equipment — 1.0%
Advanced Micro Devices, Inc., 7.50%, 8/15/22		10	11,100
Micron Technology, Inc.:
5.25%, 8/01/23 (b)		36	37,386
7.50%, 9/15/23		10	11,180
5.50%, 2/01/25		2	2,110
Series G, 3.00%, 11/15/43 (h)		28	31,500
Microsemi Corp., 9.13%, 4/15/23 (b)		3	3,435
NXP BV/NXP Funding LLC, 4.13%, 6/01/21 (b)		200	210,600
Versum Materials, Inc., 5.50%, 9/30/24 (b)		13	13,666

			320,977
Software — 2.7%
BMC Software Finance, Inc., 8.13%, 7/15/21 (b)		175	181,181

Corporate Bonds		Par (000)	Value
Software (continued)
CDK Global, Inc., 4.88%, 6/01/27 (b)	USD	31	$31,853
Infinity Acquisition LLC/Infinity Acquisition Finance Corp., 7.25%, 8/01/22 (b)		5	4,813
Infor Software Parent LLC/Infor Software Parent, Inc., 7.13% (7.13% Cash or 7.88% PIK), 5/01/21 (b)(e)		42	43,260
Infor U.S., Inc., 6.50%, 5/15/22		224	231,840
Informatica LLC, 7.13%, 7/15/23 (b)		25	25,445
Nuance Communications, Inc.:
5.38%, 8/15/20 (b)		1	1,016
6.00%, 7/01/24		25	26,625
5.63%, 12/15/26 (b)		12	12,810
PTC, Inc., 6.00%, 5/15/24		14	15,155
Rackspace Hosting, Inc., 8.63%, 11/15/24 (b)		57	60,705
RP Crown Parent LLC, 7.38%, 10/15/24 (b)		35	36,400
Sophia LP/Sophia Finance, Inc., 9.00%, 9/30/23 (b)		31	32,240
SS&C Technologies Holdings, Inc., 5.88%, 7/15/23		82	87,347
Symantec Corp., 5.00%, 4/15/25 (b)		22	23,024
TIBCO Software, Inc., 11.38%, 12/01/21 (b)		96	105,840

			919,554
Specialty Retail — 0.4%
Asbury Automotive Group, Inc., 6.00%, 12/15/24		32	32,560
Group 1 Automotive, Inc., 5.00%, 6/01/22		10	10,150
L Brands, Inc., 6.88%, 11/01/35		40	38,600
Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/21 (b)		29	16,023
Penske Automotive Group, Inc.:
5.75%, 10/01/22		21	21,683
5.50%, 5/15/26		8	7,960
PetSmart, Inc., 5.88%, 6/01/25 (b)		11	10,601

			137,577
Technology Hardware, Storage & Peripherals — 0.7%
Dell International LLC/EMC Corp., 7.13%, 6/15/24 (b)		78	85,742
Radiate Holdco LLC/Radiate Finance, Inc., 6.63%, 2/15/25 (b)		41	41,000
Western Digital Corp.:
7.38%, 4/01/23 (b)		56	61,530
10.50%, 4/01/24		25	29,492

			217,764
Textiles, Apparel & Luxury Goods — 0.0%
Springs Industries, Inc., 6.25%, 6/01/21		4	4,135
Thrifts & Mortgage Finance — 0.3%
Ladder Capital Finance Holdings LLLP/Ladder
Capital Finance Corp., 5.25%, 3/15/22 (b)		32	32,880
MGIC Investment Corp., 5.75%, 8/15/23		19	20,473
Rialto Holdings LLC/Rialto Corp., 7.00%, 12/01/18 (b)		30	30,450

			83,803
Trading Companies & Distributors — 1.6%
Aircastle Ltd.:
6.25%, 12/01/19		5	5,444
7.63%, 4/15/20		4	4,520
5.13%, 3/15/21		11	11,774
5.50%, 2/15/22		28	30,520
American Builders & Contractors Supply Co., Inc., 5.75%, 12/15/23 (b)		9	9,517
BlueLine Rental Finance Corp./BlueLine Rental LLC, 9.25%, 3/15/24 (b)		116	120,640

See Notes to Financial Statements.

94	BLACKROCK SERIES FUND, INC.	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock High Yield Portfolio

Corporate Bonds		Par (000)	Value
Trading Companies & Distributors (continued)
HD Supply, Inc.:
5.25%, 12/15/21 (b)	USD	172	$180,493
5.75%, 4/15/24 (b)		88	93,500
Herc Rentals, Inc.:
7.50%, 6/01/22 (b)		10	10,550
7.75%, 6/01/24 (b)		24	25,320
United Rentals North America, Inc.:
6.13%, 6/15/23		3	3,124
5.75%, 11/15/24		12	12,570
5.88%, 9/15/26		29	30,885

			538,857
Wireless Telecommunication Services — 2.9%
Sprint Capital Corp.:
6.90%, 5/01/19		25	26,686
6.88%, 11/15/28		117	130,054
8.75%, 3/15/32		34	42,840
Sprint Communications, Inc.:
9.00%, 11/15/18 (b)		88	95,507
7.00%, 3/01/20 (b)		29	31,837
Sprint Corp.:
7.25%, 9/15/21		48	53,340
7.88%, 9/15/23		92	105,800
7.13%, 6/15/24		265	294,813
T-Mobile USA, Inc.:
6.13%, 1/15/22		10	10,509
4.00%, 4/15/22		24	24,977
6.00%, 3/01/23		33	34,928
6.84%, 4/28/23		10	10,675
6.50%, 1/15/24		55	59,125
5.13%, 4/15/25		24	25,200
5.38%, 4/15/27		14	15,015
Trilogy International Partners LLC/Trilogy International Finance, Inc., 8.88%, 5/01/22 (b)		12	12,495

			973,801
Total Corporate Bonds — 84.1%			28,128,673

Floating Rate Loan Interests (f)
Aerospace & Defense — 0.1%
Sequa Mezzanine Holdings LLC:
Initial Loan (Second Lien), 10.17%, 4/28/22 (d)		8	8,140
Initial Term Loan (First Lien), 6.67%, 11/28/21		20	20,100

			28,240
Air Freight & Logistics — 0.2%
Ceva Group PLC (FKA Louis No.1 PLC/TNT Logistics), Pre-Funded L/C Loan, 1.05% - 5.45%, 3/19/21 (d)		16	14,584
Ceva Intercompany BV, Dutch BV Term Loan, 6.67%, 3/19/21		17	15,319
Ceva Logistics Canada, ULC (FKA TNT Canada ULC), Canadian Term Loan, 6.67%, 3/19/21		3	2,404
Ceva Logistics U.S. Holdings, Inc. (FKA Louis U.S. Holdco, Inc.), U.S. Term Loan, 6.67%, 3/19/21		23	21,736

			54,043

Floating Rate Loan Interests(f)		Par (000)	Value
Airlines — 0.0%
Northwest Airlines, Inc.:
Loan B757-200, 2.46%, 9/10/18 (d)	USD	5	$4,677
Loan B757-200, 2.65%, 9/10/18 (d)		5	4,433
Loan B757-300, 2.65%, 9/10/18 (d)		5	4,431

			13,541
Chemicals — 0.5%
Ascend Performance Materials Operations LLC, Term B Loan, 6.80%, 8/12/22 (d)		165	165,566
Commercial Services & Supplies — 0.1%
GW Honos Security Corp. (Garda World Security Corp.), Term B Loan, 5.23%, 5/24/24		21	21,536
Tempo Acquisition LLC, Initial Term Loan, 4.06%, 5/01/24		27	27,046

			48,582
Construction & Engineering — 0.4%
Brand Energy & Infrastructure Services, Inc. (FKA FR Brand Acquisition Corp.), Term Loan, 5.46% - 5.50%, 6/21/24		125	124,726
Diversified Consumer Services — 0.1%
Ascend Learning (Alpine Finance), Term B Loan, 4.25%, 7/15/24 (d)		7	7,000
Laureate Education, Inc., Series 2024 Term Loan, 5.73%, 4/26/24		15	15,023

			22,023
Diversified Financial Services — 0.4%
Veritas U.S. Inc., Initial Dollar Term B-1 Loan, 5.63%, 1/27/23		20	20,021
Veritas U.S., Inc., New Dollar Term B Loan, 4.50%, 1/27/23		110	110,114

			130,135
Diversified Telecommunication Services — 2.0%
CenturyLink, Inc., Initial Term B Loan, 1.38% - 2.75%, 1/31/25		185	182,324
Digicel International Finance Ltd., Initial Term B Loan (First Lien), 4.94%, 5/27/24		49	49,291
Intelsat Jackson Holdings S.A., Tranche B-2 Term Loan, 4.00%, 6/30/19		172	170,376
Ligado Networks LLC (FKA New LightSquared LLC), Junior Loan, 13.72%, 12/07/20		60	42,103
New LightSquared LLC, Loan, 9.97%, 6/15/20		246	238,575

			682,669
Electrical Equipment — 0.1%
Vertiv Group Corp. (FKA Cortes NP Acquisition Corp.), Term B Loan, 4.00%- 5.23%, 11/30/23		34	33,848
Energy Equipment & Services — 0.1%
Weatherford International Ltd., Loan, 3.53%, 7/13/20		47	45,243
Food & Staples Retailing — 0.1%
BJ’s Wholesale Club, Inc., Tranche B Term Loan (First Lien), 4.97%, 2/03/24		17	16,453
Food Products — 0.0%
Chobani LLC (Chobani Idaho LLC), Closing Date Term Loan (First Lien), 5.48%, 10/10/23		8	8,025

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2017	95

Schedule of Investments (continued)	BlackRock High Yield Portfolio

Floating Rate Loan Interests(f)		Par (000)	Value
Health Care Equipment & Supplies — 0.3%
DJO Finance LLC, Initial Term Loan, 4.48%, 6/08/20	USD	39	$38,797
Immucor, Inc. (FKA IVD Acquisition Corp.):
Term B-2 Loan, 5.00%, 8/17/18		68	67,910
Term Loan, 5.00%, 6/25/21		3	3,512

			110,219
Health Care Providers & Services — 0.1%
Iasis Healthcare LLC, Term B-3 Loan, 4.00%, 2/17/21		8	8,010
Surgery Partners LLC, Term Loan B, 3.25%, 6/20/24		15	15,047
Team Health Holdings, Inc., Initial Term Loan, 2.75% - 3.98%, 2/06/24		5	4,942

			27,999
Hotels, Restaurants & Leisure — 1.1%
Caesars Entertainment Operating Co., Inc. (FKA Harrah’s Operating Co., Inc.), Term B-7 Loan, 1.50% - 9.25%, 1/28/18		60	74,846
Caesars Entertainment Resort Properties, LLC, Term B Loan, 4.54%, 10/11/20		277	278,661
Four Seasons Holdings, Inc., Term Loan (First Lien) 2013, 3.73%, 11/30/23		5	5,004

			358,511
Insurance — 0.1%
Alliant Holdings Intermediate, LLC, Initial Term Loan, 4.42%, 8/12/22		17	16,758
USI, Inc. (FKA Compass Investors, Inc.), Initial Term Loan, 4.18%, 5/16/24		10	9,925

			26,683
Life Sciences Tools & Services — 0.0%
InVentiv Group Holdings, Inc., Initial Term Loan, 4.95%, 11/09/23		15	15,143
Machinery — 0.4%
Accudyne Industries Borrower S.C.A./Accudyne Industries LLC (FKA Silver II U.S. Holdings LLC), Refinancing Term Loan, 4.23%, 12/13/19		106	104,725
Gates Global LLC, Initial B-1 Dollar Term Loan, 4.55%, 4/01/24		24	23,484

			128,209
Media — 0.2%
CSC Holdings LLC (FKA CSC Holdings, Inc. (Cablevision)), March 2017 Refinancing Term Loan, 3.46%, 7/17/25		6	6,309
iHeartCommunications, Inc. (FKA Clear Channel Communications, Inc.), Tranche D Term Loan, 7.98%, 1/30/19		75	60,850

			67,159
Oil, Gas & Consumable Fuels — 1.0%
California Resources Corp.:
Loan, 10.38% - 11.53%, 12/31/21		9	9,717
Term Loan, 4.23%, 9/24/19		49	47,230
Chesapeake Energy Corp., Class A Loan, 8.69%, 8/23/21		229	241,589
CITGO Holding, Inc., Term Loan, 9.80%, 5/12/18		23	23,459

			321,995
Pharmaceuticals — 0.0%
Alpha 3 BV (AKA Atotech), Initial Term B-1 Loan, 4.30%, 1/31/24		15	15,019

Floating Rate Loan Interests(f)		Par (000)	Value
Professional Services — 0.0%
Greenrock Finance, Inc., Term Loan B (USD), 3.50%, 6/05/24	USD	6	$6,054
Software — 0.6%
BMC Software Finance, Inc., Initial B-1 U.S. Term Loan, 4.00% - 5.23%, 9/10/22		43	43,496
Cypress Intermediate Holdings III, Inc. (FKA Jaguar Holding, Inc.):
Initial Term Loan (First Lien), 4.23%, 4/29/24		15	14,706
Initial Term Loan (Second Lien), 7.98%, 4/28/25		4	4,095
Information Resources, Inc. (FKA Symphonyiri Group, Inc.), Initial Term Loan (First Lien), 5.47%, 1/18/24		9	9,000
Kronos, Inc., Initial Term Loan (Second Lien), 9.42%, 11/01/24		63	64,817
Misys Ltd.:
Dollar Term Loan (First Lien), 4.74%, 6/13/24		40	39,985
Dollar Term Loan (Second Lien), 8.46%, 6/13/25		9	9,154
Project Alpha Intermediate Holding, Inc., Term Loan, 4.67%, 4/26/24		20	19,850

			205,103
Specialty Retail — 0.1%
Neiman Marcus Group Inc.,, Other Term Loan, 4.34%, 10/25/20		29	21,600
Total Floating Rate Loan Interests — 8.0%			2,676,788

Foreign Agency Obligations
Chemicals — 0.3%
NOVA Chemicals Corp.:
4.88%, 6/01/24 (b)		31	30,884
5.25%, 6/01/27 (b)		49	48,755
Total Foreign Agency Obligations — 0.3%			79,639

Other Interests (i)		Beneficial Interest (000)
Auto Components — 0.0%
Lear Corp., Escrow (a)(c)(d)		150	—
Lear Corp., Escrow (a)(c)(d)		100	—

			—
Capital Markets — 0.0%
Lehman Brothers Holdings Capital Trust VII Escrow Bonds (a)(c)		110	6,875
Lehman Brothers Holdings Capital Trust VII Escrow Bonds (a)(c)		30	1,875

			8,750
Total Other Interests — 0.0%			8,750

See Notes to Financial Statements.

96	BLACKROCK SERIES FUND, INC.	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock High Yield Portfolio

Preferred Securities
Capital Trusts		Par (000)	Value
Banks — 1.9%
Bank of America Corp.:
Series AA, 6.10% (f)(j)	USD	15	$16,295
Series X, 6.25% (f)(j)		66	71,775
Series Z, 6.50% (f)(j)		33	36,694
CIT Group, Inc., Series A, 5.80% (f)(j)		56	58,380
Citigroup, Inc.:
5.95% (f)(j)		36	38,295
Series N, 5.80% (f)(j)		40	41,700
Series R, 6.13% (f)(j)		23	24,725
JPMorgan Chase & Co.:
Series Q, 5.15% (f)(j)		20	20,590
Series U, 6.13% (f)(j)		7	7,569
Series V, 5.00% (f)(j)		65	66,463
Series X, 6.10% (f)(j)		78	84,630
U.S. Bancorp, Series J, 5.30% (f)(j)		55	58,575
Wells Fargo & Co.:
Series S, 5.90% (f)(j)		50	53,550
Series U, 5.88% (f)(j)		54	59,506

			638,747
Capital Markets — 0.2%
Goldman Sachs Group, Inc., Series L, 5.70% (f)(j)		35	36,426
Morgan Stanley, Series H, 5.45% (f)(j)		27	27,959

			64,385
Total Capital Trusts — 2.1%			703,132

Preferred Stocks		Shares
Capital Markets — 0.2%
Morgan Stanley, Series K, 5.85% (f)		2,577	70,404

Trust Preferreds	Shares	Value
Consumer Finance — 0.7%
GMAC Capital Trust I, Series 2, 6.97%, 2/15/40 (f)	8,676	$227,311
Total Preferred Securities — 3.0%		1,000,847
Total Long-Term Investments (Cost — $31,637,493) — 96.6%		32,300,250

Short-Term Securities
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.84% (k)(l)	981,988	981,988
Total Short-Term Securities (Cost — $981,988) — 2.9%		981,988

Options Purchased
(Cost — $3,026) — 0.0%		2,815
Total Investments Before Options Written (Cost — $32,622,507) — 99.5%		33,285,053

Options Written
(Premiums Received — $ 649) — (0.0)%		(245)
Total Investments Net of Options Written — 99.5%		33,284,808
Other Assets Less Liabilities — 0.5%		152,956

Net Assets — 100.0%		$33,437,764

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Issuer filed for bankruptcy and/or is in default.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(e)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

(f)	Variable rate security. Rate as of period end.

(g)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(h)	Convertible security.

(i)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(j)	Perpetual security with no stated maturity date.

(k)	During the six months ended June 30, 2017, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2016	Shares Purchased		Shares Sold	Shares Held at June 30, 2017	Value Held at June 30, 2017	Income	Net Realized Gain	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	637,350	344,638	[1]	—	981,988	$981,988	$1,269	—	—
iShares iBoxx $ High Yield Corporate Bond ETF	2,461	—		(2,461)	—	—	—	$2,494	$(1,138)
Total						$981,988	$1,269	$2,494	$(1,138)

[1]	Represents net shares purchased.

(l)	Current yield as of period end.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2017	97

Schedule of Investments (continued)	BlackRock High Yield Portfolio

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contract

Contracts Short	Issue	Expiration	Notional Value		Unrealized Appreciation
(1)	U.S. Treasury Notes (10 Year)	September 2017	USD	125,531	$523

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	495,000	USD	552,511	HSBC Bank PLC	7/06/17	$13,045

						13,045

USD	324,009	CAD	436,000	HSBC Bank PLC	7/06/17	(12,245)
USD	335,897	CAD	436,000	Westpac Banking Corp.	8/03/17	(541)

						(12,786)
Net Unrealized Appreciation						$ 259

OTC Barrier Options Purchased

Description	Type of Options	Counterparty	Expiration Date	Strike Price		Barrier Price		Contracts	Value
S&P 500 Index	Down-and-Out	Deutsche Bank AG	07/21/17	USD	2,430.00	USD	2,200.00	69	$1,649

Exchange-Traded Options Purchased
Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
SPDR S&P 500 ETF Trust	Put	7/21/17	USD	241.00	7	$1,166

Exchange-Traded Options Written
Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
SPDR S&P 500 ETF Trust	Put	7/21/17	USD	231.00	7	$(245)

Centrally Cleared Credit Default Swaps — Sell Protection
Issuer/Index	Receive Fixed Rate	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)
Chesapeake Energy Corp.	5.00%	12/20/21	CCC	USD	20	$(671)
CDX.NA.HY.28.V1	5.00%	6/20/22	B+	USD	228	552
Total						$(119)

[1]	Using S&P’s rating of the underlying securities of the index.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

See Notes to Financial Statements.

98	BLACKROCK SERIES FUND, INC.	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock High Yield Portfolio

OTC Credit Default Swaps — Sell Protection

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Avis Budget Group, Inc.	5.00%	Barclays Bank PLC	6/20/22	BB-	USD	9	$52	$195	$(143)
Hertz Global Holdings, Inc.	5.00%	Barclays Bank PLC	6/20/22	B	USD	15	(2,651)	(1,507)	(1,144)
Hertz Global Holdings, Inc.	5.00%	Goldman Sachs International	6/20/22	B	USD	13	(804)	(838)	34
Total							$(3,403)	$(2,150)	$(1,253)

[1]	Using S&P’s rating of the issuer.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Transactions in Options Written for the Six Months Ended June 30, 2017

	Puts
	Contracts	Premiums Received
Outstanding options, beginning of period	68	$7,599
Options written	94	7,497
Options expired	(11)	(987)
Options closed	(144)	(13,460)

Outstanding options, end of period	7	$649

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets - Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$523	—	$523
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$13,045	—	—	13,045
Options purchased	Investments at value — unaffiliated[2]	—	—	$2,815	—	—	—	2,815
Swaps - centrally cleared	Net unrealized appreciation[1]	—	$552	—	—	—	—	552
Swaps - OTC	Unrealized appreciation on OTC swaps; Swap premiums paid	—	229	—	—	—	—	229

Total		—	$781	$2,815	$13,045	$523	—	$17,164

Liabilities - Derivative Financial Instruments
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$12,786	—	—	$12,786
Options written	Options written, at value	—	—	$245	—	—	—	245
Swaps - centrally cleared	Net unrealized depreciation[1]	—	$671	—	—	—	—	671
Swaps - OTC	Unrealized depreciation on OTC swaps; Swap premiums received	—	3,632	—	—	—	—	3,632

Total		—	$4,303	$245	$12,786	—	—	$17,334

[1]

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2017	99

Schedule of Investments (continued)	BlackRock High Yield Portfolio

For the six months ended June 30, 2017, the effect of derivative financial instruments in the Statements of Operations were as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	$(25,709)	—	$(944)	—	$(26,653)
Foreign currency transactions	—	—	—	$21,719	—	—	21,719
Options purchased[1]	—	—	(28,799)	—	(4,614)	—	(33,413)
Options written	—	—	13,120	—	—	—	13,120
Swaps	—	$39,679	—	—	—	—	39,679

Total	—	$39,679	$(41,388)	$21,719	$(5,558)	—	$14,452

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	$(1,595)	—	$523	—	$(1,072)
Foreign currency translations	—	—	—	$6,145	—	—	6,145
Options purchased[1]	—	—	3,737	—	1,386	—	5,123
Options written	—	—	(6,617)	—	—	—	(6,617)
Swaps	—	$(19,537)	—	—	—	—	(19,537)

Total	—	$(19,537)	$(4,475)	$6,145	$1,909	—	$(15,958)

[1]	Options purchased are included in the net realized gain (loss) from investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts - short	$426,886
Forward foreign currency exchange contracts:
Average amounts purchased - in USD.	$693,502
Average amounts sold - USD	$538,185
Options:
Average value of option contracts purchased	$2,022
Average value of option contracts written	$301
Average notional value of swaption contracts purchased	$260,000
Credit default swaps:
Average notional value - sell protection	$241,500

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$ 281		—
Forward foreign currency exchange contracts	13,045		$ 12,786
Options	2,815	[1]	245
Swaps - Centrally cleared	535		—
Swaps - OTC[2]	229		3,632

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$ 16,905		$ 16,663
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(1,982)		(245)

Total derivative assets and liabilities subject to an MNA	$ 14,923		$ 16,418

[1]

Includes options purchased at value which is included in investments at value — unaffiliated in the Consolidated Statements of Assets and Liabilities and reported in the Consolidated Schedule of Investments.

[2]	Includes unrealized appreciation (depreciation) on OTC swaps in the Statements of Assets and Liabilities.

See Notes to Financial Statements.

100	BLACKROCK SERIES FUND, INC.	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock High Yield Portfolio

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund.

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Barclays Bank PLC	$ 195	$ (195)	—	—	—
Deutsche Bank AG	1,649	—	—	—	$1,649
Goldman Sachs International	34	(34)	—	—	—
HSBC Bank PLC	13,045	(12,245)	—	—	800

Total	$14,923	$(12,474)	—	—	$2,449

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Barclays Bank PLC	$ 2,794	$(195)	—	—	$2,599
Goldman Sachs International	838	(34)	—	—	804
HSBC Bank PLC	12,245	(12,245)	—	—	—
Westpac Banking Corp	541	—	—	—	541

Total	$16,418	$(12,474)	—	—	$3,944

[1]	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable due to the counterparty in the event of default.

[3]	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1] :
Common Stocks	$405,553	—	—	$405,553
Corporate Bonds	—	$27,980,173	$148,500	28,128,673
Floating Rate Loan Interests	—	2,467,957	208,831	2,676,788
Foreign Agency Obligations	—	79,639	—	79,639
Other Interests	—	8,750	—	8,750
Preferred Securities	297,715	703,132	—	1,000,847
Short-Term Securities	981,988	—	—	981,988
Options Purchased:
Equity contracts	1,166	1,649	—	2,815

Total	$1,686,422	$31,241,300	$357,331	$33,285,053

[1] See above Schedule of Investments for values in each industry.
Derivative Financial Instruments[2]
Assets:
Credit contracts	—	$586	—	$586
Foreign Currency Exchange Contracts	—	13,045	—	13,045
Interest rate contracts	$523	—	—	523
Liabilities:
Credit contracts	—	(1,958)	—	(1,958)
Equity contracts	(245)	—	—	(245)
Foreign Currency Exchange Contracts	—	(12,786)	—	(12,786)

Total	$278	$(1,113)	—	$(835)

[2]

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

During the six months ended June 30, 2017, there were no transfers between Level 1 and Level 2.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2017	101

Schedule of Investments (concluded)	BlackRock High Yield Portfolio

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Total
Assets:
Opening Balance, as of December 31, 2016	$195	$190,308	$125,524	$100,393	$416,420
Transfers into Level 3	—	—	179,169	—	179,169
Transfers out of Level 3	—	—	—	—	—
Accrued discounts/premiums	—	(2)	128	—	126
Net realized gain (loss)	258	50	3,352	69,424	73,084
Net change in unrealized appreciation (depreciation)[1,2]	—	16	(1,913)	(72,681)	(74,578)
Purchases	—	—	14,885	—	14,885
Sales	(453)	(41,872)	(112,314)	(97,136)	(251,775)

Closing Balance, as of June 30, 2017	—	$148,500	$208,831	—	$357,331

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2017[2]	—	—	$1,883	—	$1,883

[1]	Included in the related change in unrealized appreciation (depreciation) in the Statements of Operations.

[2]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2017 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

102	BLACKROCK SERIES FUND, INC.	JUNE 30, 2017

Schedule of Investments June 30, 2017 (Unaudited)	BlackRock Total Return Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
ACE Securities Corp. Home Equity Loan Trust:
Series 2003-OP1, Class A2, 1.94%, 12/25/33 (a)	USD	23	$19,564
Series 2007-HE4, Class A2A, 1.35%, 5/25/37 (a)		20	6,437
ACE Securities Corp. Manufactured Housing Trust, Series 2003-MH1, Class B2, 0.00%, 8/15/30 (b)		21	16,448
Ajax Mortgage Loan Trust, Series 2016-C, Class A, 4.00%, 10/25/57 (c)(d)		92	91,349
B2R Mortgage Trust:
Series 2015-1, Class A1, 2.52%, 5/15/48 (c)		84	83,352
Series 2015-2, Class A, 3.34%, 11/15/48 (c)		95	96,153
BankAmerica Manufactured Housing Contract Trust, Series 1998-2, Class B1, 7.93%, 12/10/25 (a)		20	15,726
BCMSC Trust:
Series 2000-A, Class A2, 7.58%, 6/15/30 (a)		19	8,256
Series 2000-A, Class A3, 7.83%, 6/15/30 (a)		18	7,908
Series 2000-A, Class A4, 8.29%, 6/15/30 (a)		31	14,538
Bear Stearns Asset-Backed Securities I Trust:
Series 2006-HE9, Class 2A, 1.36%, 11/25/36-3/25/37 (a)		67	62,027
Series 2007-HE3, Class 1A4, 1.57%, 4/25/37 (a)		90	58,376
Bear Stearns Asset-Backed Securities Trust, Series 2005-4, Class M2, 2.42%, 1/25/36 (a)		24	23,232
Carrington Mortgage Loan Trust:
Series 2006-FRE2, Class A2, 1.34%, 10/25/36 (a)		84	54,240
Series 2006-NC4, Class A3, 1.38%, 10/25/36 (a)		100	85,301
CHLUPA Trust, Series 2013-VM, Class A, 3.33%, 8/15/20 (b)(c)		3	3,075
CIFC Funding Ltd.:
Series 2014-2A, Class A1LR, 2.39%, 5/24/26 (a)(b)(c)		250	250,010
Series 2014-5A, Class A1R, 2.56%, 1/17/27 (a)(c)		250	250,824
Citigroup Mortgage Loan Trust:
Series 2006-NC1, Class A2D, 1.47%, 8/25/36 (a)		30	24,016
Series 2007-AHL2, Class A3B, 1.22%, 5/25/37 (a)		42	31,120
Series 2007-AHL2, Class A3C, 1.29%, 5/25/37 (a)		19	14,386
Conseco Financial Corp.:
Series 1998-8, Class A1, 6.28%, 9/01/30		11	11,210
Series 1998-8, Class M1, 6.98%, 9/01/30 (a)		24	19,882
Countrywide Asset-Backed Certificates:
Series 2003-BC3, Class A2, 1.84%, 9/25/33 (a)		27	25,720
Series 2004-5, Class A, 2.12%, 10/25/34 (a)		32	30,652
Series 2006-8, Class 2A3, 1.38%, 1/25/46 (a)		21	19,593
Series 2006-S10, Class A3, 1.54%, 10/25/36 (a)		28	25,573
Series 2006-S3, Class A4, 6.40%, 1/25/29 (d)		22	21,691
Series 2006-SPS1, Class A, 1.44%, 12/25/25 (a)		2	1,981

Asset-Backed Securities	Par (000)		Value
CWHEQ Home Equity Loan Trust:
Series 2006-S5, Class A4, 5.84%, 6/25/35	USD	14	$14,163
Series 2006-S5, Class A5, 6.16%, 6/25/35		18	17,700
Series 2007-S1, Class A3, 5.81%, 11/25/36 (a)		16	16,115
CWHEQ Revolving Home Equity Loan Resuritization Trust, Series 2006-RES, Class 4Q1B, 1.29%, 12/15/33 (a)(b)(c)		30	25,810
CWHEQ Revolving Home Equity Loan Trust, Series 2005-B, Class 2A, 1.34%, 5/15/35 (a)		10	8,613
DCP Rights LLC, Series 2014-1A, Class A, 5.46%, 10/25/44 (c)		108	109,484
First Franklin Mortgage Loan Trust:
Series 2006-FF17, Class A5, 1.37%, 12/25/36 (a)		51	42,483
Series 2006-FF5, Class 2A3, 1.38%, 4/25/36 (a)		9	8,440
Ford Credit Floorplan Master Owner Trust, Series 2012-5, Class C, 2.14%, 9/15/19		100	100,073
GE-WMC Mortgage Securities Trust, Series 2006-1, Class A2B, 1.17%, 8/25/36 (a)		113	71,760
GSAMP Trust:
Series 2006-FM2, Class A2B, 1.34%, 9/25/36 (a)		23	10,409
Series 2007-H1, Class A1B, 1.42%, 1/25/47 (a)		16	10,710
Home Equity Mortgage Trust, Series 2006-2, Class 1A1, 5.87%, 7/25/36 (d)		14	5,848
Home Loan Mortgage Loan Trust, Series 2005-1, Class A3, 1.88%, 4/15/36 (a)		19	17,085
JPMorgan Mortgage Acquisition Trust, Series 2006-WF1, Class A3A, 5.83%, 7/25/36 (d)		59	33,109
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class M1, 6.63%, 4/15/40 (a)		40	42,799
Litigation Fee Residual Funding LLC, Series 2015-1, Class A, 4.00%, 10/01/27 (b)(c)		85	83,509
Long Beach Mortgage Loan Trust:
Series 2006-1, Class 1A, 1.44%, 2/25/36-11/25/36 (a)		59	45,851
Series 2006-2, Class 2A3, 1.41%, 3/25/46 (a)		23	11,375
Series 2006-2, Class 2A4, 1.51%, 3/25/46 (a)		31	15,760
Series 2006-4, Class 2A4, 1.48%, 5/25/36 (a)		21	10,093
Series 2006-5, Class 2A3, 1.37%, 6/25/36 (a)		16	8,544
Series 2006-9, Class 2A3, 1.38%, 10/25/36 (a)		28	12,136
Madison Park Funding XIV Ltd., Series 2014-14A, Class A2R, 2.28%, 7/20/26 (a)(c)		250	250,193
Morgan Stanley ABS Capital I, Inc., Trust, Series 2005-HE1, Class A2MZ, 1.82%, 12/25/34 (a)		35	32,946
Mountain Hawk I CLO Ltd., Series 2013-1A, Class B1, 3.34%, 1/20/24 (a)(c)		250	250,244
Navient Private Education Loan Trust, Series 2014-CTA, Class B, 2.91%, 10/17/44 (a)(c)		100	95,881
OCP CLO Ltd.:
Series 2015-8A, Class A1, 2.69%, 4/17/27 (a)(c)		100	100,224

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2017	103

Schedule of Investments (continued)	BlackRock Total Return Portfolio

Asset-Backed Securities	Par (000)		Value
Series 2016-12A, Class A1, 2.73%, 10/18/28 (a)(c)	USD	180	$181,059
OFSI Fund VI Ltd., Series 2014-6A, Class A2, 3.06%, 3/20/25 (a)(c)		150	150,136
OHA Loan Funding Ltd., Series 2013-2A, Class A, 2.46%, 8/23/24 (a)(c)		200	200,038
OneMain Financial Issuance Trust, Series 2014-1A, Class A, 2.43%, 6/18/24 (c)		14	13,986
Option One Mortgage Acceptance Corp. Asset-Backed Certificates, Series 2003-4, Class A2, 1.86%, 7/25/33 (a)		45	43,349
OZLM Funding II Ltd., Series 2012-2A, Class A1R, 2.61%, 10/30/27 (a)(c)		250	250,707
OZLM Funding IV Ltd., Series 2013-4A, Class A1, 2.30%, 7/22/25 (a)(c)		250	250,127
OZLM Funding V Ltd., Series 2013-5A, Class BR, 3.51%, 1/17/26 (a)(b)(c)		250	250,037
Pretium Mortgage Credit Partners I LLC, Series 2017-NPL3, Class A1, 3.25%, 6/29/32 (c)(d)		100	100,000
Progress Residential Trust, Series 2016-SFR1, Class E, 5.06%, 9/17/33 (a)(c)		100	104,362
RASC Trust, Series 2003-KS5, Class AIIB, 1.80%, 7/25/33 (a)		16	15,311
RCO Mortgage LLC, Series 2015-NQM1, Class A, 4.52%, 11/25/45 (a)(c)		10	9,746
Rockford Tower CLO Ltd., Series 2017-1A, Class B, 3.17%, 4/15/29 (a)(b)(c)		250	248,725
Scholar Funding Trust, Series 2013-A, Class A, 1.69%, 1/30/45 (a)(c)		132	130,126
Silvermore CLO Ltd., Series 2014-1A, Class A1, 2.63%, 5/15/26 (a)(c)		248	247,816
SLM Private Credit Student Loan Trust, Series 2004-B, Class A3, 1.58%, 3/15/24 (a)		23	22,728
SLM Private Education Loan Trust, Series 2013-C, Class A2B, 2.56%, 10/15/31 (a)(c)		85	85,774
Soundview Home Loan Trust, Series 2004-WMC1, Class M2, 2.01%, 1/25/35 (a)		6	5,526
SpringCastle America Funding LLC, Series 2016-AA, Class A, 3.05%, 4/25/29 (c)		80	80,125
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2004-23XS, Class 2A1, 1.52%, 1/25/35 (a)		36	34,181
SWAY Residential Trust, Series 2014-1, Class A, 2.51%, 1/17/32 (a)(c)		2	2,049
TICP CLO III Ltd., Series 2014-3A, Class AR, 2.34%, 1/20/27 (a)(b)(c)		250	250,133
Tricon American Homes Trust, Series 2015-SFR1, Class A, 2.42%, 5/17/32 (a)(c)		89	89,476
U.S. Residential Opportunity Fund III Trust:
Series 2016-1III, Class A, 3.47%, 7/27/36-8/27/36 (c)(d)		189	189,005
Series 2016-3III, Class A, 3.60%, 10/27/36 (c)(d)		93	92,550
U.S. Residential Opportunity Fund IV Trust, Series 2016-1IV, Class A, 3.47%, 7/27/36- 8/27/36 (c)(d)		167	166,630
Venture XIX CLO Ltd., Series 2014-19A, Class AR, 2.53%, 1/15/27 (a)(b)(c)		250	250,469

Asset-Backed Securities	Par (000)		Value
VOLT LIX LLC, Series 2017-NPL6, Class A1, 3.25%, 5/25/47 (c)(d)	USD	97	$97,341
VOLT LXI LLC, Series 2017-NPL8, Class A1, 3.13%, 6/25/47 (b)(c)(d)		100	100,000
Wachovia Asset Securitization Issuance II LLC Trust, Series 2007-HE2A, Class A, 1.35%, 7/25/37 (a)(c)		29	27,240
Washington Mutual Asset-Backed Certificates Trust, Series 2006-HE5, Class 1A, 1.37%, 10/25/36 (a)		16	12,818
Total Asset-Backed Securities — 11.9%			6,525,567

Corporate Bonds
Aerospace & Defense — 0.4%
BAE Systems Holdings, Inc.:
2.85%, 12/15/20 (c)		12	12,164
4.75%, 10/07/44 (c)		3	3,250
Huntington Ingalls Industries, Inc., 5.00%, 12/15/21 (c)		5	5,175
Lockheed Martin Corp.:
3.55%, 1/15/26		14	14,507
3.60%, 3/01/35		19	18,747
4.50%, 5/15/36		5	5,453
4.07%, 12/15/42		16	16,354
4.70%, 5/15/46		6	6,742
Northrop Grumman Corp., 3.85%, 4/15/45		12	11,900
United Technologies Corp.:
1.78%, 5/04/18 (d)		58	58,074
4.15%, 5/15/45		19	19,672
4.05%, 5/04/47		50	51,215

			223,253
Air Freight & Logistics — 0.2%
FedEx Corp.:
4.90%, 1/15/34		22	24,488
3.90%, 2/01/35		15	14,889
4.10%, 2/01/45		20	19,621
4.75%, 11/15/45		21	22,677
4.55%, 4/01/46		13	13,656
4.40%, 1/15/47		24	24,685

			120,016
Airlines — 0.5%
American Airlines Group, Inc., 4.63%, 3/01/20 (c)		34	35,165
American Airlines Pass-Through Trust, Series 2015-1, Class A, 3.38%, 5/01/27		52	52,690
Delta Air Lines, Inc., 2.88%, 3/13/20		148	149,935
Turkish Airlines Pass-Through Trust, Series 2015-1, Class A, 4.20%, 3/15/27 (c)		19	18,325
United Airlines Pass-Through Trust, Series 2014-1, Class B, 4.75%, 10/11/23		6	5,915

			262,030
Auto Components — 0.1%
Delphi Automotive PLC:
4.25%, 1/15/26		32	33,895
4.40%, 10/01/46		21	20,940

			54,835

See Notes to Financial Statements.

104	BLACKROCK SERIES FUND, INC.	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Total Return Portfolio

Corporate Bonds		Par (000)	Value
Banks — 5.9%
Bank of America Corp.:
2.25%, 4/21/20	USD	107	$107,044
3.30%, 1/11/23		76	77,497
3.88%, 8/01/25		38	39,311
3.50%, 4/19/26		53	53,181
3.25%, 10/21/27		25	24,158
4.88%, 4/01/44		5	5,598
4.44%, 1/20/48 (a)		80	84,614
BB&T Corp.:
2.45%, 1/15/20		40	40,447
2.75%, 4/01/22		240	243,546
Citigroup, Inc.:
1.80%, 2/05/18		58	58,044
2.50%, 9/26/18		106	106,718
2.50%, 7/29/19		78	78,701
2.90%, 12/08/21		321	324,253
3.50%, 5/15/23		25	25,364
3.88%, 3/26/25		25	25,155
4.13%, 7/25/28		90	91,361
4.75%, 5/18/46		70	73,479
HSBC Holdings PLC, 2.65%, 1/05/22		200	199,539
JPMorgan Chase & Co.:
2.20%, 10/22/19		35	35,112
2.75%, 6/23/20		7	7,117
2.97%, 1/15/23		168	169,998
3.88%, 9/10/24		29	29,921
3.90%, 7/15/25		64	66,744
4.25%, 10/01/27		30	31,293
3.78%, 2/01/28 (a)		110	112,488
Mizuho Financial Group, Inc., 2.95%, 2/28/22		224	225,929
Royal Bank of Scotland Group PLC, 2.65%, 5/15/23 (a)		230	231,863
Sumitomo Mitsui Trust Bank Ltd., 2.05%, 3/06/19 (c)		271	270,998
U.S. Bancorp:
2.95%, 7/15/22		50	50,858
3.15%, 4/27/27		20	20,033
Wells Fargo & Co.:
2.60%, 7/22/20		34	34,479
2.55%, 12/07/20		27	27,310
2.10%, 7/26/21		120	118,391
3.58%, 5/22/28 (a)		80	80,850
4.90%, 11/17/45		16	17,446
4.75%, 12/07/46		46	49,113

			3,237,953
Beverages — 0.5%
Anheuser-Busch InBev Finance, Inc.:
2.65%, 2/01/21		48	48,644
3.30%, 2/01/23		50	51,487
4.70%, 2/01/36		20	22,013
4.90%, 2/01/46		142	160,267
Anheuser-Busch InBev Worldwide, Inc., 3.75%, 7/15/42		12	11,614

			294,025
Biotechnology — 0.6%
AbbVie, Inc.:
2.50%, 5/14/20		56	56,649
2.90%, 11/06/22		20	20,188
4.50%, 5/14/35		39	41,131
Amgen, Inc.:
2.13%, 5/01/20		40	40,060
4.40%, 5/01/45		19	19,516

Corporate Bonds		Par (000)	Value
Gilead Sciences, Inc.:
2.35%, 2/01/20	USD	10	$10,095
2.50%, 9/01/23		23	22,659
4.60%, 9/01/35		9	9,650
4.00%, 9/01/36		80	79,551
4.50%, 2/01/45		13	13,476
4.15%, 3/01/47		13	13,061

			326,036
Building Products — 0.1%
Johnson Controls International PLC, 5.13%, 9/14/45		30	34,498
Capital Markets — 3.1%
Bank of New York Mellon Corp., 2.05%, 5/03/21		120	118,902
Credit Suisse AG, 3.00%, 10/29/21		250	254,761
Goldman Sachs Group, Inc.:
2.63%, 1/31/19		63	63,637
2.00%, 4/25/19		16	15,993
2.60%, 4/23/20		46	46,427
2.75%, 9/15/20		20	20,241
2.63%, 4/25/21		34	34,067
2.35%, 11/15/21		94	92,735
3.50%, 1/23/25		25	25,272
3.75%, 5/22/25		79	80,895
Jefferies Group LLC, 6.50%, 1/20/43		10	11,301
Lehman Brothers Holdings, Inc., 0.00%, 7/19/17 (b)(e)(f)		150	—
Moody’s Corp.:
2.75%, 12/15/21		38	38,319
3.25%, 1/15/28 (c)		50	49,232
Morgan Stanley:
2.80%, 6/16/20		76	77,105
2.63%, 11/17/21		175	174,742
2.75%, 5/19/22		240	239,948
3.75%, 2/25/23		58	60,309
3.70%, 10/23/24		56	57,470
Northern Trust Corp., 3.38%, 5/08/32 (a)		35	34,985
State Street Corp., 2.65%, 5/19/26		17	16,477
UBS Group Funding Switzerland AG, 2.65%, 2/01/22 (c)		200	199,575

			1,712,393
Chemicals — 0.2%
Agrium, Inc., 4.13%, 3/15/35 (g)		14	13,932
Dow Chemical Co.:
4.38%, 11/15/42		9	9,296
4.63%, 10/01/44		11	11,708
E.I. du Pont de Nemours & Co., 2.20%, 5/01/20		20	20,109
Eastman Chemical Co., 4.80%, 9/01/42		15	16,102
Monsanto Co., 3.60%, 7/15/42		14	12,177
Sherwin-Williams Co., 4.50%, 6/01/47		15	15,717

			99,041
Commercial Services & Supplies — 0.4%
Aviation Capital Group Corp., 2.88%, 9/17/18 (c)		55	55,529
Pitney Bowes, Inc., 3.88%, 5/15/22		140	139,964
Waste Management, Inc., 3.90%, 3/01/35		16	16,517

			212,010

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2017	105

Schedule of Investments (continued)	BlackRock Total Return Portfolio

Corporate Bonds		Par (000)	Value
Communications Equipment — 0.1%
Harris Corp., 2.70%, 4/27/20	USD	14	$14,145
Juniper Networks, Inc., 3.30%, 6/15/20		21	21,505

			35,650
Consumer Finance — 1.3%
American Express Credit Corp.:
2.25%, 8/15/19		28	28,241
3.30%, 5/03/27		15	14,988
Capital One Financial Corp., 3.75%, 3/09/27		60	59,782
Discover Financial Services, 4.10%, 2/09/27		13	13,022
General Motors Financial Co., Inc.:
2.63%, 7/10/17		100	100,010
4.75%, 8/15/17		90	90,307
3.10%, 1/15/19		13	13,178
3.70%, 11/24/20		23	23,797
3.20%, 7/06/21		76	76,854
3.15%, 6/30/22		205	205,317
4.00%, 1/15/25		29	29,123
Synchrony Financial:
2.60%, 1/15/19		36	36,192
2.70%, 2/03/20		19	19,096
4.50%, 7/23/25		19	19,539

			729,446
Containers & Packaging — 0.1%
Reynolds Group Issuer, Inc., 5.75%, 10/15/20		35	35,817
Diversified Financial Services — 0.9%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.50%, 5/26/22		150	153,936
BHP Billiton Finance USA Ltd., 5.00%, 9/30/43		30	34,716
BP Capital Markets PLC, 3.22%, 4/14/24		70	70,691
Glencore Funding LLC, 4.00%, 3/27/27 (c)		70	68,873
Hyundai Capital America, 2.55%, 4/03/20 (c)		132	131,670
Shell International Finance BV:
4.13%, 5/11/35		36	37,482
3.63%, 8/21/42		16	14,968
Woodside Finance Ltd., 3.65%, 3/05/25 (c)		4	3,985

			516,321
Diversified Telecommunication Services — 1.2%
AT&T Inc.:
3.80%, 3/01/24		40	40,904
5.25%, 3/01/37		29	30,896
6.38%, 3/01/41		13	15,181
4.30%, 12/15/42		8	7,429
4.75%, 5/15/46		36	35,302
Orange SA, 5.50%, 2/06/44		18	21,489
Verizon Communications, Inc.:
1.72%, 5/22/20 (a)		410	410,307
3.85%, 11/01/42		7	6,103
4.86%, 8/21/46		81	81,014

			648,625
Electric Utilities — 0.6%
Baltimore Gas & Electric Co., 3.50%, 8/15/46		13	12,394
Emera U.S. Finance LP:
2.15%, 6/15/19		32	31,970
2.70%, 6/15/21		39	39,060
Exelon Corp.:
2.85%, 6/15/20		51	51,812
2.45%, 4/15/21		9	8,975
4.95%, 6/15/35		7	7,663
Great Plains Energy, Inc., 3.90%, 4/01/27		62	62,721
Southern California Edison Co., 1.25%, 11/01/17		19	18,989

Corporate Bonds		Par (000)	Value
Electric Utilities (continued)
Southern Co. Gas Capital Corp., 4.40%, 5/30/47	USD	35	$35,698
Trans-Allegheny Interstate Line Co., 3.85%, 6/01/25 (c)		57	59,110

			328,392
Electronic Equipment, Instruments & Components — 0.0%
Amphenol Corp., 3.20%, 4/01/24		19	19,194
Energy Equipment & Services — 0.2%
Halliburton Co., 3.80%, 11/15/25		40	40,993
Nabors Industries, Inc., 5.50%, 1/15/23 (c)		17	16,107
Schlumberger Holdings Corp., 3.00%, 12/21/20 (c)		48	48,873

			105,973
Equity Real Estate Investment Trusts (REITs) — 0.2%
American Tower Corp.:
3.30%, 2/15/21		23	23,601
3.45%, 9/15/21		22	22,687
3.50%, 1/31/23		8	8,205
5.00%, 2/15/24		8	8,839
4.40%, 2/15/26		5	5,241
Crown Castle International Corp.:
3.40%, 2/15/21		11	11,295
2.25%, 9/01/21		39	38,368

			118,236
Food & Staples Retailing — 0.1%
Walgreens Boots Alliance, Inc.:
4.80%, 11/18/44		61	64,913
4.65%, 6/01/46		2	2,093

			67,006
Food Products — 0.1%
Arcor SAIC, 6.00%, 7/06/23 (c)		5	5,313
Post Holdings, Inc., 6.00%, 12/15/22 (c)		33	34,980

			40,293
Health Care Equipment & Supplies — 0.7%
Abbott Laboratories:
2.80%, 9/15/20		26	26,406
3.88%, 9/15/25		9	9,257
Becton Dickinson and Co.:
2.13%, 6/06/19		100	100,152
2.68%, 12/15/19		34	34,416
2.89%, 6/06/22		70	70,219
4.69%, 12/15/44		8	8,239
Boston Scientific Corp., 2.65%, 10/01/18		28	28,257
Medtronic Global Holdings SCA, 3.35%, 4/01/27		60	61,168
Medtronic, Inc., 4.38%, 3/15/35		4	4,369
Stryker Corp., 4.63%, 3/15/46		16	17,480

			359,963
Health Care Providers & Services — 0.8%
Aetna, Inc.:
4.50%, 5/15/42		18	19,442
4.13%, 11/15/42		10	10,182
4.75%, 3/15/44		10	11,241
Anthem, Inc.:
1.88%, 1/15/18		70	70,058
2.30%, 7/15/18		86	86,484
Baylor Scott & White Holdings, 4.19%, 11/15/45		15	15,336
Catholic Health Initiatives, 4.35%, 11/01/42		10	9,026
Cigna Corp., 3.25%, 4/15/25		44	44,172

See Notes to Financial Statements.

106	BLACKROCK SERIES FUND, INC.	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Total Return Portfolio

Corporate Bonds	Par (000)		Value
Health Care Providers & Services (continued)
HCA, Inc., 3.75%, 3/15/19	USD	35	$35,700
Kaiser Foundation Hospitals, 4.15%, 5/01/47		21	21,759
Laboratory Corp. of America Holdings, 2.63%, 2/01/20		20	20,165
New York & Presbyterian Hospital, 3.56%, 8/01/36		9	8,735
Ochsner Clinic Foundation, 5.90%, 5/15/45		10	12,423
RWJ Barnabas Health, Inc., 3.95%, 7/01/46		5	4,920
Southern Baptist Hospital of Florida, Inc., 4.86%, 7/15/45		10	11,126
SSM Health Care Corp., 3.82%, 6/01/27		21	21,520
UnitedHealth Group, Inc.:
2.70%, 7/15/20		15	15,316
4.63%, 7/15/35		7	7,867
4.20%, 1/15/47		18	18,988

			444,460
Hotels, Restaurants & Leisure — 0.2%
Caesars Growth Properties Holdings
LLC/Caesars Growth Properties Finance, Inc., 9.38%, 5/01/22		35	37,975
McDonald’s Corp.:
4.70%, 12/09/35		8	8,830
4.88%, 12/09/45		9	10,034
4.45%, 3/01/47		27	28,401

			85,240
Household Durables — 0.1%
Newell Brands, Inc., 2.88%, 12/01/19		51	51,875
Independent Power and Renewable Electricity Producers — 0.0%
Genneia SA, 8.75%, 1/20/22 (c)		4	4,253
Industrial Conglomerates — 0.1%
Eaton Corp., 2.75%, 11/02/22		23	23,125
General Electric Co., 4.50%, 3/11/44		45	49,993

			73,118
Insurance — 0.3%
Allstate Corp., 4.20%, 12/15/46		24	25,020
American International Group, Inc.:
3.75%, 7/10/25		25	25,465
3.88%, 1/15/35		22	21,328
4.50%, 7/16/44		19	19,321
Aon PLC, 4.75%, 5/15/45		22	23,804
Marsh & McLennan Cos., Inc.:
3.75%, 3/14/26		6	6,247
4.35%, 1/30/47		10	10,687
Travelers Cos., Inc.:
4.60%, 8/01/43		23	25,653
4.00%, 5/30/47		30	30,689
Willis North America, Inc., 3.60%, 5/15/24		4	4,040

			192,254
IT Services — 0.2%
DXC Technology Co., 2.88%, 3/27/20 (c)		21	21,264
Fidelity National Information Services, Inc.:
3.63%, 10/15/20		4	4,190
4.50%, 8/15/46		55	56,420
Total System Services, Inc., 4.80%, 4/01/26		35	38,099
Visa, Inc., 4.15%, 12/14/35		16	17,335

			137,308
Machinery — 0.0%
Ingersoll-Rand Luxembourg Finance SA, 4.65%, 11/01/44		5	5,392

Corporate Bonds	Par (000)		Value
Media — 1.7%
21st Century Fox America, Inc.:
4.75%, 9/15/44	USD	3	$3,158
4.95%, 10/15/45		4	4,330
CBS Corp., 2.30%, 8/15/19		25	25,163
Charter Communications Operating LLC/Charter
Communications Operating Capital:
4.46%, 7/23/22		52	55,404
4.91%, 7/23/25		14	15,124
3.75%, 2/15/28 (c)		130	128,082
6.38%, 10/23/35		16	18,966
6.48%, 10/23/45		100	120,021
5.38%, 5/01/47 (c)		50	52,897
Comcast Corp.:
3.38%, 8/15/25		12	12,311
4.25%, 1/15/33		10	10,658
4.40%, 8/15/35		25	26,873
3.20%, 7/15/36		47	43,988
4.75%, 3/01/44		46	51,188
4.60%, 8/15/45		17	18,538
3.40%, 7/15/46		13	11,838
CSC Holdings LLC, 7.63%, 7/15/18		35	36,925
Discovery Communications LLC, 3.80%, 3/13/24		23	23,257
Interpublic Group of Cos., Inc., 4.00%, 3/15/22		22	23,070
NBCUniversal Media LLC, 4.45%, 1/15/43		25	26,542
Time Warner Cable LLC:
5.00%, 2/01/20		30	32,004
4.13%, 2/15/21		31	32,417
4.00%, 9/01/21		8	8,362
5.50%, 9/01/41		12	12,896
4.50%, 9/15/42		3	2,854
Time Warner, Inc.:
2.10%, 6/01/19		41	41,017
3.60%, 7/15/25		19	18,957
4.85%, 7/15/45		21	21,623
Viacom, Inc.:
2.75%, 12/15/19		6	6,068
4.50%, 3/01/21		24	25,490

			910,021
Metals & Mining — 0.3%
Barrick Gold Corp., 5.25%, 4/01/42		40	45,512
Newmont Mining Corp.:
3.50%, 3/15/22		40	41,365
4.88%, 3/15/42		30	31,699
Nucor Corp., 5.20%, 8/01/43		12	14,081
Rio Tinto Finance USA PLC, 4.13%, 8/21/42		20	20,638
Steel Dynamics, Inc., 5.13%, 10/01/21		14	14,378

			167,673
Multi-Utilities — 0.3%
Dominion Energy Gas Holdings LLC, 4.60%, 12/15/44		22	22,988
NiSource Finance Corp., 3.49%, 5/15/27		35	35,241
Pacific Gas & Electric Co.:
4.75%, 2/15/44		19	21,624
4.30%, 3/15/45		14	14,996
Virginia Electric & Power Co.:
3.50%, 3/15/27		49	50,384
4.45%, 2/15/44		7	7,648
4.20%, 5/15/45		20	20,997

			173,878

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2017	107

Schedule of Investments (continued)	BlackRock Total Return Portfolio

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels — 2.2%
Anadarko Petroleum Corp.:
7.95%, 6/15/39	USD	18	$22,659
4.50%, 7/15/44		8	7,331
Apache Corp., 4.25%, 1/15/44		16	14,987
Canadian Natural Resources Ltd.:
2.95%, 1/15/23		50	49,602
3.85%, 6/01/27		70	69,433
Cenovus Energy, Inc., 4.25%, 4/15/27 (c)		70	66,684
Devon Energy Corp.:
3.25%, 5/15/22		26	25,840
5.85%, 12/15/25		34	38,637
5.60%, 7/15/41		38	39,466
Enbridge, Inc.:
2.90%, 7/15/22		35	34,930
3.70%, 7/15/27		25	24,981
Endeavor Energy Resources LP/EER Finance, Inc., 7.00%, 8/15/21 (c)		35	36,225
Energy Transfer LP, 6.13%, 12/15/45		35	37,883
Enterprise Products Operating LLC:
5.10%, 2/15/45		8	8,785
4.90%, 5/15/46		32	34,411
EOG Resources, Inc.:
4.15%, 1/15/26		14	14,710
3.90%, 4/01/35		10	9,698
Exxon Mobil Corp.:
1.82%, 3/15/19		57	57,225
4.11%, 3/01/46		20	21,098
Halcon Resources Corp., 12.00%, 2/15/22 (c)		10	11,300
Hess Corp., 4.30%, 4/01/27		73	71,305
Kinder Morgan Energy Partners LP, 3.50%, 3/01/21		50	51,199
Kinder Morgan, Inc.:
3.05%, 12/01/19		21	21,365
5.05%, 2/15/46		20	20,084
MPLX LP, 5.20%, 3/01/47		12	12,358
NGPL PipeCo LLC, 7.12%, 12/15/17 (c)		35	35,656
Noble Energy, Inc., 5.05%, 11/15/44		17	17,459
Petro-Canada, 6.80%, 5/15/38 (g)		20	26,065
Pioneer Natural Resources Co., 4.45%, 1/15/26		10	10,515
Plains All American Pipeline LP/PAA Finance Corp., 4.65%, 10/15/25		20	20,500
Resolute Energy Corp., 8.50%, 5/01/20		35	34,825
Sabine Pass Liquefaction LLC, 4.20%, 3/15/28 (c)		26	26,268
Spectra Energy Partners LP, 4.50%, 3/15/45		30	29,567
Sunoco Logistics Partners Operations LP:
3.90%, 7/15/26		7	6,868
5.35%, 5/15/45		10	9,802
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.50%, 10/15/19		35	36,925
TransCanada PipeLines Ltd.:
1.88%, 1/12/18		18	18,024
2.50%, 8/01/22		26	25,968
Western Refining Logistics LP/WNRL Finance Corp., 7.50%, 2/15/23		35	37,713
Williams Partners LP, 4.00%, 9/15/25		50	50,920

			1,189,271
Paper & Forest Products — 0.1%
Georgia-Pacific LLC, 7.38%, 12/01/25		23	29,264

Corporate Bonds	Par (000)		Value
Pharmaceuticals — 0.8%
Allergan Funding SCS:
2.35%, 3/12/18	USD	132	$132,551
3.00%, 3/12/20		54	55,146
3.80%, 3/15/25		114	117,916
4.55%, 3/15/35		23	24,549
4.75%, 3/15/45		24	25,907
Mylan NV, 5.25%, 6/15/46		12	13,127
Pfizer, Inc., 4.00%, 12/15/36		34	35,919
Teva Pharmaceutical Finance Co. BV, 3.65%, 11/10/21		17	17,555
Teva Pharmaceutical Finance Netherlands III BV, 2.80%, 7/21/23		25	24,316

			446,986
Road & Rail — 0.3%
Burlington Northern Santa Fe LLC:
4.15%, 4/01/45		4	4,181
4.70%, 9/01/45		10	11,262
4.13%, 6/15/47		20	21,031
CSX Corp., 4.25%, 11/01/66		13	12,815
Norfolk Southern Corp., 6.00%, 5/23/2111		11	13,245
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.40%, 11/15/26 (c)		50	49,133
Union Pacific Corp., 3.88%, 2/01/55		20	19,305
Union Pacific Railroad Co. Pass-Through Trust, Series 2014-1, 3.23%, 5/14/26		51	51,796

			182,768
Semiconductors & Semiconductor Equipment — 1.5%
Analog Devices, Inc.:
3.90%, 12/15/25		7	7,276
3.50%, 12/05/26		50	50,389
5.30%, 12/15/45		7	8,018
Applied Materials, Inc.:
3.30%, 4/01/27		37	37,601
4.35%, 4/01/47		10	10,614
Broadcom Corp./Broadcom Cayman Finance Ltd.:
2.38%, 1/15/20 (c)		188	188,273
3.00%, 1/15/22 (c)		246	248,199
3.63%, 1/15/24 (c)		128	130,944
Lam Research Corp.:
2.75%, 3/15/20		19	19,242
2.80%, 6/15/21		27	27,389
QUALCOMM, Inc.:
2.60%, 1/30/23		30	29,891
4.80%, 5/20/45		13	14,268
Xilinx, Inc., 2.95%, 6/01/24		25	25,067

			797,171
Software — 0.8%
Autodesk, Inc., 3.50%, 6/15/27		65	63,920
Microsoft Corp.:
3.50%, 2/12/35		27	27,223
3.45%, 8/08/36		40	40,025
3.70%, 8/08/46		102	100,933
4.25%, 2/06/47		100	108,265

See Notes to Financial Statements.

108	BLACKROCK SERIES FUND, INC.	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Total Return Portfolio

Corporate Bonds		Par (000)	Value
Software (continued)
Oracle Corp.:
3.25%, 5/15/30	USD	14	$14,068
3.90%, 5/15/35		13	13,396
4.00%, 7/15/46		35	35,346
4.38%, 5/15/55		9	9,451

			412,627
Technology Hardware, Storage & Peripherals — 1.0%
Apple Inc.:
3.00%, 2/09/24		48	48,728
2.85%, 5/11/24		175	175,848
3.45%, 2/09/45		12	11,276
4.65%, 2/23/46		116	130,027
Dell International LLC/EMC Corp.:
5.45%, 6/15/23 (c)		52	56,429
8.35%, 7/15/46 (c)		30	38,717
Hewlett Packard Enterprise Co.:
2.85%, 10/05/18		65	65,556
3.60%, 10/15/20		28	28,871
HP, Inc., 3.75%, 12/01/20		6	6,280

			561,732
Tobacco — 0.1%
Reynolds American, Inc.:
2.30%, 6/12/18		22	22,096
3.25%, 6/12/20		10	10,295

			32,391
Trading Companies & Distributors — 0.4%
Air Lease Corp.:
2.63%, 7/01/22		70	69,380
3.00%, 9/15/23		95	94,453
3.63%, 4/01/27		36	36,003
GATX Corp.:
2.60%, 3/30/20		26	26,269
3.85%, 3/30/27		16	16,103

			242,208
Wireless Telecommunication Services — 0.1%
Rogers Communications, Inc., 5.00%, 3/15/44		8	9,049
Vodafone Group PLC, 4.38%, 2/19/43		20	19,750

			28,799
Total Corporate Bonds — 28.8%			15,749,695

Floating Rate Loan Interests (a)
Capital Markets — 0.7%
LSTAR Securities Financing Vehicle:
3.50%, 5/10/25 (b)		197	195,573
2.00%, 6/16/25		190	188,138
Total Floating Rate Loan Interests — 0.7%			383,711

Foreign Agency Obligations
Argentina — 0.0%
Petrobras Argentina SA, 7.38%, 7/21/23 (c)		10	10,547
YPF SA:
8.88%, 12/19/18 (c)		13	13,928
8.50%, 3/23/21 (c)		2	2,225

			26,700

Foreign Agency Obligations		Par (000)	Value
Brazil — 0.3%
Petrobras Global Finance BV:
5.75%, 1/20/20	USD	4	$4,151
4.88%, 3/17/20		4	4,080
5.38%, 1/27/21		49	49,818
8.38%, 5/23/21		66	73,879
6.13%, 1/17/22		4	4,126
8.75%, 5/23/26		2	2,300
7.38%, 1/17/27		5	5,290

			143,644
Mexico — 0.1%
Petroleos Mexicanos, 6.50%, 3/13/27 (c)		47	50,490
Total Foreign Agency Obligations — 0.4%			220,834

Foreign Government Obligations
Argentina — 0.2%
Republic of Argentina:
5.63%, 1/26/22		59	60,416
7.82%, 12/31/33	EUR	19	22,577
7.13%, 6/28/2117	USD	16	14,520

			97,513
Colombia — 0.4%
Republic of Colombia, 4.00%, 2/26/24		200	207,600
Hungary — 0.1%
Republic of Hungary, 5.38%, 3/25/24		50	56,286
Indonesia — 0.2%
Republic of Indonesia:
8.38%, 3/15/24	IDR	148,000	12,056
8.38%, 9/15/26		797,000	65,961
7.00%, 5/15/27		405,000	30,768
9.00%, 3/15/29		49,000	4,187

			112,972
Lebanon — 0.0%
Lebanese Republic, 6.85%, 3/23/27	USD	28	28,190
Mexico — 1.9%
United Mexican States:
Series M, 4.75%, 6/14/18	MXN	12	64,798
Series M, 5.00%, 12/11/19		114	605,316
4.15%, 3/28/27	USD	343	355,177

			1,025,291
Russia — 1.0%
Russian Federation:
7.50%, 8/18/21	RUB	11,660	195,239
7.40%, 12/07/22		2,675	44,586
7.75%, 9/16/26		3,609	61,257
8.15%, 2/03/27		8,658	152,739
7.05%, 1/19/28		5,142	83,048

			536,869
South Africa — 0.2%
Republic of South Africa, 6.25%, 3/31/36	ZAR	1,656	89,358

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2017	109

Schedule of Investments (continued)	BlackRock Total Return Portfolio

Foreign Government Obligations	Par (000)		Value
Turkey — 0.6%
Republic of Turkey:
10.50%, 1/15/20	TRY	150	$42,573
7.00%, 6/05/20	USD	39	42,644
9.20%, 9/22/21	TRY	210	57,089
11.00%, 3/02/22		430	124,535
8.80%, 9/27/23		110	29,130
7.38%, 2/05/25	USD	33	38,215

			334,186
Uruguay — 0.1%
Republic of Uruguay, 4.38%, 10/27/27		50	53,125
Total Foreign Government Obligations — 4.7%			2,541,390

Investment Companies — 1.0%	Shares
iShares iBoxx $ High Yield Corporate Bond ETF (h)		6,240	551,554

Non-Agency Mortgage-Backed Securities	Par (000)
Collateralized Mortgage Obligations — 2.7%
American Home Mortgage Assets Trust:
Series 2006-3, Class 2A11, 1.67%, 10/25/46 (a)	USD	42	35,487
Series 2006-5, Class A1, 1.65%, 11/25/46 (a)		42	22,452
APS Resecuritization Trust:
Series 2016-3, Class 3A, 3.84%, 9/27/46 (a)(b)(c)		90	90,998
Series 2016-3, Class 4A, 3.59%, 4/27/47 (a)(b)(c)		85	85,564
Banc of America Funding Trust, Series 2016-R2, Class 1A1, 4.70%, 5/01/33 (a)(b)(c)		96	97,778
Bear Stearns ALT-A Trust II, Series 2007-1, Class 1A1, 3.31%, 9/25/47 (a)		32	22,980
Bear Stearns Mortgage Funding Trust:
Series 2007-AR2, Class A1, 1.19%, 3/25/37 (a)		9	7,568
Series 2007-AR4, Class 1A1, 1.22%, 9/25/47 (a)		31	27,183
Countrywide Alternative Loan Trust:
Series 2005-72, Class A3, 1.52%, 1/25/36 (a)		13	11,061
Series 2006-15CB, Class A1, 6.50%, 6/25/36		6	4,449
Series 2006-OA14, Class 1A1, 2.46%, 11/25/46 (a)		63	59,146
Series 2006-OA6, Class 1A2, 1.43%, 7/25/46 (a)		27	25,791
Series 2006-OA8, Class 1A1, 1.41%, 7/25/46 (a)		10	8,630
Series 2007-OA3, Class 1A1, 1.36%, 4/25/47 (a)		15	12,903
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-OA4, Class A1, 1.69%, 4/25/46 (a)		87	45,058
Credit Suisse Commercial Mortgage Trust, Series 2014-9R, Class 3A1, 1.83%, 11/27/37 (a)(c)		35	33,573
Credit Suisse Mortgage Capital Certificates:
Series 2013-5R, Class 1A6, 1.24%, 2/27/36 (a)(c)		25	22,432
Series 2014-11R, Class 16A1, 3.17%, 9/27/47 (a)(c)		40	39,661

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-RMP1, Class A2, 1.17%, 12/25/36 (a)	USD	81	$70,275
GreenPoint Mortgage Funding Trust, Series 2006-AR2, Class 4A1, 2.73%, 3/25/36 (a)		8	6,837
GSMPS Mortgage Loan Trust:
Series 2005-RP1, Class 1AF, 1.57%, 1/25/35 (a)(c)		12	10,524
Series 2005-RP2, Class 1AF, 1.57%, 3/25/35 (a)(c)		14	12,568
Series 2006-RP1, Class 1AF1, 1.37%, 1/25/36 (a)(c)		10	8,837
Impac Secured Assets CMN Owner Trust, Series 2004-3, Class 1A4, 1.82%, 11/25/34 (a)		11	11,391
JPMorgan Mortgage Trust, Series 2017-2, Class A6, 3.00%, 5/25/47 (a)(b)(c)		99	100,345
LSTAR Securities Investment Ltd.:
Series 2016-3, Class A, 3.05%, 9/01/21 (a)(c)		64	63,529
Series 2017-2, Class A1, 3.05%, 2/01/22 (a)(b)(c)		93	92,833
Series 2017-3, Class A1, 3.05%, 4/01/19 (a)(b)(c)		97	96,333
LSTAR Securities Investment Trust, Series 2016-5, Class A1, 3.05%, 11/01/21 (a)(b)(c)		68	68,698
RALI Trust:
Series 2006-QO6, Class A2, 1.45%, 6/25/46 (a)		35	15,538
Series 2007-QH6, Class A1, 1.41%, 7/25/37 (a)		15	13,389
Series 2007-QH9, Class A1, 2.09%, 11/25/37 (a)		31	25,457
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-3, Class 3A1, 3.50%, 4/25/47 (a)		162	126,650
Structured Asset Mortgage Investments II Trust, Series 2006-AR4, Class 3A1, 1.21%, 6/25/36 (a)		28	25,422
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-RF4, Class 2A1, 6.00%, 10/25/36 (c)		35	30,852
WaMu Mortgage Pass-Through Certificates Trust, Series 2006-AR15, Class 2A, 2.08%, 11/25/46 (a)		9	8,362
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class CRB1, 3.28%, 10/25/35 (a)		34	26,610

			1,467,164
Commercial Mortgage-Backed Securities — 3.9%
Banc of America Commercial Mortgage Trust: Series 2007-1, Class AMFX, 5.48%, 1/15/49 (a)		5	5,469
Series 2007-5, Class AM, 5.77%, 2/10/51 (a)		40	40,444
Bayview Commercial Asset Trust:
Series 2005-4A, Class A1, 1.52%, 1/25/36 (a)(c)		19	17,255
Series 2006-3A, Class A2, 1.52%, 10/25/36 (a)(c)		27	24,729
Series 2007-4A, Class A1, 1.67%, 9/25/37 (a)(c)		46	40,396

See Notes to Financial Statements.

110	BLACKROCK SERIES FUND, INC.	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Total Return Portfolio

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (continued)
BHMS Mortgage Trust, Series 2014-ATLS, Class AFL, 2.49%, 7/05/33 (a)(c)	USD	102	$101,500
BWAY Mortgage Trust:
Series 2013-1515, Class A2, 3.45%, 3/10/33 (c)		230	235,961
Series 2013-1515, Class C, 3.45%, 3/10/33 (c)		100	99,703
BXP Trust, Series 2017-GM, Class D, 3.42%, 6/13/39 (a)(b)(c)		50	48,451
Chicago Skyscraper Trust, Series 2017-SKY, Class E, 4.46%, 2/15/30 (a)(c)		100	101,252
Citigroup Commercial Mortgage Trust:
Series 2016-P3, Class C, 5.00%, 4/15/49 (a)		10	10,546
Series 2017-P7, Class A4, 3.71%, 4/14/50		10	10,439
Citigroup/Deutsche Bank Commercial Mortgage Trust:
Series 2007-CD5, Class AMA, 6.51%, 11/15/44 (a)		46	46,385
Series 2017-CD3, Class A4, 3.63%, 2/10/50		10	10,410
Commercial Mortgage Pass-Through Certificates:
Series 2007-C9, Class AJFL, 1.68%, 12/10/49 (a)(c)		14	14,384
Series 2014-CR14, Class A4, 4.24%, 2/10/47 (a)		10	10,745
Series 2014-CR16, Class A4, 4.05%, 4/10/47		29	30,892
Series 2014-CR17, Class A5, 3.98%, 5/10/47		47	49,872
Series 2014-CR18, Class A4, 3.55%, 5/15/24		10	10,332
Series 2014-CR19, Class A5, 3.80%, 8/10/24		10	10,501
Series 2015-CR23, Class CMD, 3.81%, 5/10/48 (a)(c)		100	97,857
Series 2015-CR25, Class C, 4.70%, 8/10/48 (a)		20	20,151
Countrywide Commercial Mortgage Trust, Series 2007-MF1, Class A, 6.48%, 11/12/43 (a)(c)		3	2,608
Credit Suisse Commercial Mortgage Trust, Series 2015-DEAL, Class A, 2.48%, 4/15/29 (a)(c)		94	94,573
Credit Suisse Mortgage Capital Certificates, Series 17-1, Class A, 4.50%, 3/25/21 (c)		133	132,694
CSAIL Commercial Mortgage Trust, Series 2017-C8, Class A4, 3.39%, 6/15/50 (b)		10	10,204
FREMF Mortgage Trust:
Series 2017-K64, Class B, 4.12%, 3/25/27 (a)(c)		10	10,066
Series 2017-K725, Class B, 3.88%, 2/25/24 (a)(c)		20	19,993
GS Mortgage Securities Corp. II, Series 2013-KING, Class E, 3.55%, 12/10/27 (a)(c)		180	179,123
GS Mortgage Securities Trust:
Series 2014-GC24, Class A5, 3.93%, 9/10/47		10	10,587
Series 2015-GC32, Class C, 4.56%, 7/10/25 (a)		10	9,922

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (continued)
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2014-C21, Class A5, 3.77%, 6/15/24	USD	10	$10,511
Series 2015-JP1, Class C, 4.90%, 1/15/49 (a)		20	20,949
Series 2015-JP1, Class D, 4.40%, 1/15/49 (a)		10	9,204
Series 2015-SGP, Class A, 2.86%, 7/15/36 (a)(c)		36	36,213
Series 2016-NINE, Class A, 2.85%, 10/06/38 (a)(c)		100	98,053
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2014-C16, Class A5, 3.89%, 6/15/47		20	21,156
Series 2015-C25, Class D, 3.07%, 10/15/48		10	8,017
Series 2015-C26, Class D, 3.06%, 10/15/48 (c)		140	109,791
Morgan Stanley Re-REMIC Trust, Series 2012-XA, Class A, 2.00%, 7/27/49 (c)		4	3,791
Resource Capital Corp. Ltd.:
Series 2017-CRE5, Class A, 1.89%, 7/15/34 (a)(c)		10	10,000
Series 2017-CRE5, Class B, 3.09%, 7/15/34 (a)(b)(c)		10	10,000
STRIPs Ltd., Series 2012-1A, Class B, 0.50%, 12/25/44 (b)(c)		59	57,887
Velocity Commercial Capital Loan Trust, Series 2016-2, Class AFL, 3.02%, 10/25/46 (a)		89	89,973
VNDO Trust, Series 2016-350P, Class E, 4.03%, 1/10/35 (a)(c)		100	93,895
Wells Fargo Commercial Mortgage Trust:
Series 2015-C31, Class D, 3.85%, 11/15/48		10	7,606
Series 2017-C38, Class A5, 3.45%, 7/15/50		10	10,231
WF-RBS Commercial Mortgage Trust:
Series 2014-C21, Class A5, 3.68%, 7/15/24		10	10,426
Series 2014-C22, Class C, 3.91%, 9/15/24 (a)		20	18,868

			2,134,015
Interest Only Commercial Mortgage-Backed Securities — 0.4%
BB-UBS Trust, Series 2012-SHOW, Class XA, 0.73%, 11/05/36 (a)(c)		1,760	70,582
Commercial Mortgage Pass-Through Certificates:
Series 2015-3BP, Class XA, 0.17%, 2/10/35 (a)(c)		939	6,432
Series 2016-DC2, Class XA, 1.22%, 2/10/49 (a)		158	10,648
JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Class XC, 0.75%, 12/15/49 (a)(b)(c)		1,800	91,260
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19, Class XF, 1.34%, 12/15/47 (a)(b)(c)		100	6,346
Morgan Stanley Capital I Trust, Series 2017-H1, Class XD, 2.20%, 6/15/50 (a)(c)		100	16,088

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2017	111

Schedule of Investments (continued)	BlackRock Total Return Portfolio

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities (continued)
One Market Plaza Trust:
Series 2017-1MKT, Class XCP, 0.22%, 2/10/32 (a)(c)	USD	1,000	$6,300

Series 2017-1MKT, Class XNCP, 0.00%, 2/10/32 (a)(c)		200	—

			207,656
Total Non-Agency Mortgage-Backed Securities — 7.0%			3,808,835

Other Interests (i)		Beneficial Interest (000)
Capital Markets — 0.0%
Lehman Brothers Holdings Capital Trust VII (b)(e)(f)		55	—
Lehman Brothers Holdings, Inc. (b)(e)(f)		325	—
Total Other Interests — 0.0%			—

Preferred Securities
Capital Trusts		Par (000)
Capital Markets — 0.1%
Bank of New York Mellon Corp., Series F, 4.63% (a)(j)	USD	54	54,464
State Street Corp., 2.25%, 6/15/37 (a)		20	18,413

			72,877
Multi-Utilities — 0.1%
Dominion Energy, Inc., 2.58%, 7/01/20		40	40,207
Total Capital Trusts — 0.2%			113,084

Trust Preferreds		Shares
Banks — 0.3%
Citigroup Capital XIII, 7.54%, 10/30/40 (a)		6,917	179,704
Total Preferred Securities — 0.5%			292,788

Taxable Municipal Bonds		Par (000)
American Municipal Power, Inc. RB, 6.45%, 2/15/44	USD	5	6,536
Arizona Health Facilities Authority RB, 1.58%, 1/01/37 (a)		10	8,793
Bay Area Toll Authority RB:
6.92%, 4/01/40		25	35,103
7.04%, 4/01/50		15	22,952
Board of Water Commissioners City & County of Denver RB, 5.00%, 9/15/47		20	23,726
Brooklyn Arena Local Development Corp. RB, 5.00%, 7/15/42		15	16,799
Buckeye Tobacco Settlement Financing Authority RB, 5.88%, 6/01/47		30	29,216

Taxable Municipal Bonds		Par (000)	Value
California Health Facilities Financing Authority RB, 5.00%, 8/15/33	USD	10	$11,760
California Housing Finance Agency RB, 3.66%, 2/01/29		10	10,041
California State Public Works Board RB, 8.36%, 10/01/34		10	14,991
Central Texas Regional Mobility Authority RB, 5.00%, 1/01/45-1/01/46		20	22,547
Chesapeake Bay Bridge & Tunnel District RB, 5.00%, 7/01/51		10	11,174
Chesapeake Bay Bridge & Tunnel District RB AGM, 5.00%, 7/01/41		10	11,500
Chino Valley Unified School District GO, 5.25%, 8/01/47		10	11,994
City of Atlanta, GA Water & Wastewater Revenue RB, 5.00%, 11/01/37		10	11,864
City of Aurora, CO Water Revenue RB, 5.00%, 8/01/46		10	11,658
City of Houston, TX Combined Utility System Revenue RB, 5.00%, 11/15/35		10	11,722
City of Riverside, CA Electric Revenue RB, 7.61%, 10/01/40		10	14,751
Clark County School District GO, 5.00%, 6/15/23-6/15/27		20	23,922
Colorado Health Facilities Authority RB, 5.25%, 2/01/31		5	5,279
Commonwealth Financing Authority RB, 4.14%, 6/01/38		10	10,353
Commonwealth of Puerto Rico GO, 8.00%, 7/01/35 (e)(f)		240	145,500
Connecticut State Health & Educational Facility Authority RB, 5.00%, 7/01/45		20	22,221
Contra Costa Community College District GO, 6.50%, 8/01/34		5	6,454
County of Clark Department of Aviation RB, 5.00%, 7/01/21		10	11,309
County of Clark, NV RB, 5.00%, 7/01/28		10	12,507
County of Guilford, NC GO, 5.00%, 5/01/25- 5/01/28		75	94,117
County of Miami-Dade, FL Aviation Revenue RB:
2.50%, 10/01/24		15	14,525
5.00%, 10/01/38		15	16,932
County of Miami-Dade, FL GO, 5.00%, 7/01/35		5	5,844
County of Orange, FL Tourist Development Tax Revenue RB, 5.00%, 10/01/28		10	12,569
Dallas Area Rapid Transit RB, 5.00%, 12/01/41-12/01/46		20	22,892
District of Columbia GO, 5.00%, 6/01/34- 6/01/36		40	47,556
District of Columbia RB, 5.59%, 12/01/34		15	18,548
District of Columbia Water & Sewer Authority RB, 5.00%, 10/01/52		10	11,529
Dutchess County Local Development Corp. RB, 5.00%, 7/01/46		25	27,957
Eastern Municipal Water District Financing Authority RB, 5.00%, 7/01/47		10	11,784
Geisinger Authority RB, 5.00%, 2/15/45		10	11,445
Golden State Tobacco Securitization Corp. RB, 5.13%, 6/01/47		45	44,827
Grant County Public Utility District No. 2 RB, 4.58%, 1/01/40		5	5,174

See Notes to Financial Statements.

112	BLACKROCK SERIES FUND, INC.	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Total Return Portfolio

Taxable Municipal Bonds		Par (000)	Value
Great Lakes Water Authority Water Supply System Revenue RB, 5.25%, 7/01/33	USD	15	$18,119
Health & Educational Facilities Authority of the State of Missouri RB:
5.00%, 11/15/29		5	5,858
3.65%, 8/15/57		15	14,819
Horry County School District, SC GO, 5.00%, 3/01/25		5	6,121
Lone Star College System GO, 5.00%, 8/15/42		10	11,688
Los Angeles Community College District GO, 6.60%, 8/01/42		30	43,233
Los Angeles County Metropolitan Transportation Authority RB, 5.00%, 7/01/38		10	11,898
Los Angeles Department of Water & Power RB, 6.60%, 7/01/50		10	14,736
Los Angeles Department of Water RB, 5.00%, 7/01/44		30	35,227
Los Angeles Unified School District GO, 5.00%, 7/01/26		10	12,531
Massachusetts Clean Water Trust RB, 5.00%, 2/01/27-2/01/28		20	24,638
Massachusetts Development Finance Agency RB, 5.00%, 7/01/47		10	11,247
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board RB, 5.00%, 7/01/46		10	11,232
Metropolitan Transportation Authority RB:
5.00%, 11/15/35-11/15/47		30	35,212
6.69%, 11/15/40		10	13,668
6.81%, 11/15/40		20	27,933
5.25%, 11/15/57		20	23,523
Metropolitan Washington Airports Authority Dulles Toll Road Revenue RB, 7.46%, 10/01/46		10	14,580
Metropolitan Washington Airports Authority Dulles Toll Road Revenue RB AGC, 0.00%, 10/01/39 (k)		10	4,138
Miami-Dade County Educational Facilities Authority RB, 5.07%, 4/01/50		15	16,586
Michigan Finance Authority RB, 5.00%, 11/15/41		25	28,017
Mississippi Hospital Equipment & Facilities Authority RB, 5.00%, 9/01/46		10	11,076
Municipal Electric Authority of Georgia RB:
5.00%, 1/01/20		10	10,808
6.64%, 4/01/57		15	18,414
New Caney Independent School District GO PSF, 5.00%, 2/15/47		10	11,678
New Jersey State Turnpike Authority RB, 7.41%, 1/01/40		23	34,546
New Jersey Transportation Trust Fund Authority RB, 5.00%, 6/15/29		10	10,741
New York City Transitional Finance Authority Building Aid Revenue RB, 5.00%, 7/15/40		10	11,504
New York City Transitional Finance Authority Future Tax Secured Revenue RB:
2.28%, 5/01/26		10	9,341
3.05%, 5/01/27		25	24,727
5.00%, 2/01/35-2/01/43		40	46,609
New York City Water & Sewer System RB:
5.75%, 6/15/41		10	13,219
5.38%, 6/15/43		95	107,171
5.50%, 6/15/43		115	130,300
5.88%, 6/15/44		20	27,053
5.00%, 6/15/47		70	81,391
New York Convention Center Development Corp. RB, 5.00%, 11/15/40-11/15/46		20	23,105

Taxable Municipal Bonds		Par (000)	Value
New York State Dormitory Authority RB:
5.00%, 3/15/29-3/15/32	USD	20	$24,061
5.39%, 3/15/40		15	18,636
New York State Environmental Facilities Corp. RB, 5.00%, 6/15/46		20	23,591
New York State Urban Development Corp. RB:
2.86%, 3/15/24		30	30,299
5.00%, 3/15/25-3/15/27		30	37,213
New York Transportation Development Corp. RB:
5.00%, 7/01/46		10	10,847
5.25%, 1/01/50		50	54,717
Northwest Independent School District GO PSF, 5.00%, 2/15/42		10	11,576
Ohio Water Development Authority Water Pollution Control Loan Fund RB, 5.00%, 12/01/31		10	12,174
Orange County Local Transportation Authority RB, 6.91%, 2/15/41		25	34,577
Oregon School Boards Association GO AMBAC, 4.76%, 6/30/28		25	27,639
Oregon State Lottery RB, 5.00%, 4/01/30- 4/01/37		40	47,791
Oxnard School District GO BAM, 5.00%, 8/01/45		10	11,588
Pennsylvania Economic Development Financing Authority RB, 5.00%, 12/31/38		10	11,125
Pennsylvania State University RB, 5.00%, 9/01/42		10	11,751
Port Authority of New York & New Jersey RB:
4.96%, 8/01/46		30	35,615
4.46%, 10/01/62		20	21,790
4.81%, 10/15/65		10	11,539
Port of Seattle, WA GO, 5.00%, 1/01/33- 1/01/42		110	130,315
Regents of the University of California Medical Center Pooled Revenue RB, 6.58%, 5/15/49		25	33,963
Royal Oak Hospital Finance Authority RB, 5.00%, 9/01/39		10	11,092
Salt Lake City Corp. Airport Revenue RB, 5.00%, 7/01/47		50	57,605
Salt River Project Agricultural Improvement & Power District RB, 5.00%, 12/01/36		10	11,653
San Diego County Regional Transportation Commission RB, 5.00%, 4/01/48		20	23,276
San Diego Public Facilities Financing Authority Sewer Revenue RB, 5.00%, 5/15/39		25	29,188
San Francisco Bay Area Rapid Transit District GO, 5.00%, 8/01/36-8/01/47		20	23,999
San Francisco City & County Airport Comm-San Francisco International Airport RB, 5.00%, 5/01/41		10	11,351
South Carolina Public Service Authority RB:
2.39%, 12/01/23		19	17,934
5.00%, 12/01/49-12/01/50		20	21,695
State of California GO:
5.00%, 8/01/26-9/01/27		25	31,022
7.50%, 4/01/34		20	29,044
7.55%, 4/01/39		10	15,260
7.30%, 10/01/39		5	7,312
7.35%, 11/01/39		10	14,676
7.60%, 11/01/40		85	132,362
State of Georgia GO, 5.00%, 7/01/26- 2/01/33		65	79,796
State of Illinois GO, 5.10%, 6/01/33		80	74,870
State of Kansas Department of Transportation RB, 5.00%, 9/01/35		10	11,780
State of Maryland GO, 5.00%, 3/15/29		10	12,439
State of Ohio GO, 5.00%, 5/01/27-5/01/37		80	94,277

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2017	113

Schedule of Investments (continued)	BlackRock Total Return Portfolio

Taxable Municipal Bonds		Par (000)	Value
State of Oregon GO, 5.00%, 8/01/42	USD	35	$41,454
State of Texas GO, 5.00%, 8/01/42		10	11,825
State of Washington GO, 5.00%, 7/01/28-8/01/30		25	30,128
State of Wisconsin GO, 5.00%, 5/01/24-11/01/27		30	36,932
State of Wisconsin RB, 3.15%, 5/01/27		25	25,113
Texas A&M University RB:
2.76%, 5/15/26		25	24,855
2.84%, 5/15/27		10	9,962
Texas Private Activity Bond Surface Transportation Corp. RB, 5.00%, 12/31/55		5	5,435
Texas Water Development Board RB, 5.00%, 10/15/40-10/15/45		20	23,122
Tobacco Settlement Financing Corp. RB, 5.00%, 6/01/41		10	9,800
University of California RB:
3.06%, 7/01/25		10	10,072
4.86%, 5/15/12		15	15,491
University of Houston RB, 5.00%, 2/15/33-2/15/36		40	46,601
University of Massachusetts Building Authority RB, 5.00%, 11/01/31		10	11,829
University of New Mexico RB, 5.00%, 6/01/47		10	11,575
University of Virginia RB, 5.00%, 4/01/44-4/01/46		20	23,751
Weld County School District No. RE-4 GO, 5.25%, 12/01/41		10	11,907
West Virginia Hospital Finance Authority RB, 5.00%, 6/01/19-6/01/24		30	33,913
Total Taxable Municipal Bonds — 6.5%			3,522,261

U.S. Government Sponsored Agency Securities
Collateralized Mortgage Obligations — 0.6%
Fannie Mae:
Series 2013-C01, Class M2, 6.27%, 10/25/23 (a)		115	135,144
Series 2016-C06, Class 1M2, 5.27%, 4/25/29 (a)		20	22,058
Series 2017-C01, Class 1B1, 6.77%, 7/25/29 (a)		20	22,743
Series 2017-C01, Class 1M2, 4.57%, 7/25/29 (a)		20	21,121
Series 2017-C02, Class 2M2, 4.67%, 9/25/29 (a)		20	21,221
Series 2017-C03, Class 1B1, 5.87%, 10/25/29 (a)		50	53,495
Series 2017-C03, Class 1M2, 4.02%, 10/25/29 (a)		30	30,808
Series 2017-C04, Class 2M2, 3.89%, 11/25/29 (a)		40	40,562

			347,152
Commercial Mortgage-Backed Securities — 0.2%
Fannie Mae, Series 2017-M7, Class A2, 2.96%, 2/25/27 (a)(b)		16	16,192
Freddie Mac:
Series K059, Class A2, 3.12%, 9/25/26 (a)		30	30,668
Series K060, Class A2, 3.30%, 10/25/26		40	41,431
Series K061, Class A2, 3.35%, 11/25/26		20	20,792
Series K063, Class A2, 3.43%, 1/25/27 (a)		10	10,497

			119,580

U.S. Government Sponsored Agency Securities		Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities — 0.2%
Fannie Mae:
Series 2013-M5, Class X2, 2.25%, 1/25/22 (a)	USD	250	$15,646
Series 2014-M13, Class X2, 1.29%, 8/25/24 (a)		1,817	16,232
Series 2016-M4, Class X2, 2.80%, 1/25/39 (a)		95	11,398
Freddie Mac, Series K064, Class X1, 0.75%, 3/25/27 (a)		300	14,837
Ginnie Mae:
Series 2012-120, Class IO, 0.79%, 2/16/53 (a)		390	18,892
Series 2016-110, Class IO, 1.05%, 5/16/58 (a)		95	7,374
Series 2017-69, Class IO, 0.80%, 7/16/59 (a)(b)		100	7,382

			91,761
Mortgage-Backed Securities — 44.7%
Fannie Mae Mortgage-Backed Securities:
2.50%, 4/01/30-7/01/32 (l)		610	614,303
3.00%, 4/01/29-7/01/47 (l)		5,403	5,435,993
3.50%, 7/01/26-7/01/47 (l)		3,011	3,112,674
4.00%, 2/01/25-7/01/47 (l)		1,652	1,751,828
4.50%, 2/01/25-7/01/47 (l)		510	548,677
5.00%, 2/01/35-7/01/47 (l)		282	308,876
5.50%, 2/01/35-9/01/39		346	386,461
6.00%, 4/01/35-7/01/47 (l)		406	460,008
6.50%, 5/01/40		105	117,788
Freddie Mac Mortgage-Backed Securities:
2.50%, 3/01/30-7/01/32 (l)		347	349,609
3.00%, 1/01/30-7/01/47 (l)		2,830	2,837,055
3.50%, 7/01/32-7/01/47 (l)		1,519	1,564,091
4.00%, 8/01/40-7/01/47 (l)		1,079	1,135,390
4.50%, 2/01/39-7/01/47 (l)		403	431,801
5.00%, 11/01/41		108	118,149
5.50%, 5/01/40-6/01/41		83	92,444
6.00%, 6/01/35		33	37,147
Ginnie Mae Mortgage-Backed Securities:
3.00%, 7/15/47 (l)		1,359	1,372,735
3.50%, 12/20/41-7/15/47 (l)		1,648	1,709,626
4.00%, 7/20/39-7/15/47 (l)		1,186	1,250,592
4.50%, 12/20/39-2/15/42		664	716,419
5.00%, 7/15/39-7/20/42		75	82,839
5.50%, 5/20/36		5	5,171

			24,439,676
Total U.S. Government Sponsored Agency Securities — 45.7%			24,998,169

U.S. Treasury Obligations
U.S. Treasury Bonds:
2.13%, 3/31/24		131	131,097
2.88%, 11/15/46 (m)		463	465,550
3.00%, 2/15/47-5/15/47 (m)(n)		1,619	1,670,650
U.S. Treasury Notes:
1.25%, 3/31/19-5/31/19 (m)		2,963	2,956,099
1.63%, 3/15/20		953	956,015
1.50%, 4/15/20-5/15/20 (m)		1,503	1,501,710
1.88%, 3/31/22-4/30/22 (m)		2,064	2,064,403
1.75%, 5/31/22 (m)		163	162,045
2.00%, 4/30/24-11/15/26		630	616,604
2.25%, 2/15/27		470	467,815
2.38%, 5/15/27 (m)		127	127,602
Total U.S. Treasury Obligations — 20.4%			11,119,590

See Notes to Financial Statements.

114	BLACKROCK SERIES FUND, INC.	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Total Return Portfolio

			Value
Total Long-Term Investments (Cost — $69,254,019) — 127.6%			$69,714,394

Short-Term Securities		Par (000)
Borrowed Bond Agreements — 0.4% (o)
Barclays Bank PLC, 0.14%, Open (p) (Purchased on 6/09/17 to be repurchased at GBP 107,001, collateralized by United Kingdom Gilt Inflation Linked Bonds, 0.13% due at 3/22/26, par and fair value of GBP 85,000 and $136,602, respectively)	USD	107	139,353
BNP Paribas Securities Corp., 1.20%, Open (p) (Purchased on 6/13/17 to be repurchased at $85,936, collateralized by U.S. Treasury Notes, 2.00% due at 5/31/24, par and fair value of USD 86,000 and $85,308, respectively)		86	85,892

			225,245

Money Market Funds — 0.5%		Shares
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.84% (h)(q)		288,048	288,048
Total Short-Term Securities (Cost — $510,264) — 0.9%			513,293

Options Purchased
(Cost — $23,775) — 0.0%			10,963
Total Investments Before Borrowed Bonds, Options Written and TBA Sale Commitments (Cost — $69,788,058) — 128.5%			70,238,650

Borrowed Bonds	Par (000)
Foreign Government Obligations — (0.2)%
United Kingdom Gilt Inflation Linked Bonds, 0.13%, 3/22/26	GBP	85	(136,602)
U.S. Treasury Obligations — (0.2)%
U.S. Treasury Notes, 2.00%, 5/31/24	USD	86	(85,308)
(Proceeds — $217,322) — (0.4)%			(221,910)

Options Written			Value
(Premiums Received — $ 9,574) — (0.0)%			$(3,239)

TBA Sale Commitments (l)		Par (000)
Mortgage-Backed Securities — (18.0)%
Fannie Mae Mortgage-Backed Securities:
2.50%, 7/01/32	USD	266	(267,016)
3.00%, 7/01/32-7/01/47		3,641	(3,646,599)
3.50%, 7/01/32-7/01/47		1,176	(1,213,575)
4.00%, 7/01/32-7/01/47		501	(523,782)
4.50%, 7/01/47		26	(27,873)
5.50%, 7/01/47		182	(201,622)
6.00%, 7/01/47		362	(407,309)
Freddie Mac Mortgage-Backed Securities:
3.00%, 7/01/47		1,551	(1,546,479)
3.50%, 7/01/47		361	(370,861)
4.00%, 7/01/47		451	(474,313)
4.50%, 7/01/47		149	(159,618)
Ginnie Mae Mortgage-Backed Securities:
3.00%, 7/15/47		40	(40,403)
3.50%, 7/15/47		57	(58,832)
4.00%, 7/15/47		476	(500,544)
4.50%, 7/15/47		359	(383,276)
Total TBA Sale Commitments (Proceeds — $9,861,656) — (18.0)%			(9,822,102)
Total Investments Net of Borrowed Bonds, Options Written and TBA Sale Commitments — 110.1%			60,191,399
Liabilities in Excess of Other Assets — (10.1)%			(5,544,391)

Net Assets — 100.0%			$54,647,008

Notes to Schedule of Investments

(a)	Variable rate security. Rate as of period end.

(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end. (e) Issuer filed for bankruptcy and/or is in default.

(f)	Non-income producing security.

(g)	Issuer is a U.S. branch of a foreign domiciled bank.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2017	115

Schedule of Investments (continued)	BlackRock Total Return Portfolio

(h)	During the six months ended June 30, 2017, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2016	Shares Purchased	Shares Sold	Shares Held at June 30, 2017	Value at June 30, 2017	Income	Net Realized Gain	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	419,007	—	(130,959)[1]	288,048	$288,048	$1,615	—	—
iShares iBoxx $ High Yield Corporate Bond ETF	—	25,190	(18,950)	6,240	551,554	11,883	$23,791	$4,823
Total					$839,602	$13,498	$23,791	$4,823

[1]	Represents net shares sold.

(i)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(j)	Perpetual security with no stated maturity date.

(k)	Zero-coupon bond.

(l)	Represents or includes a TBA transaction. As of period end, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$(560,899)	$1,862
Citigroup Global Markets, Inc.	$(400,979)	$1,870
Credit Suisse Securities (USA) LLC	$(224,456)	$3,779
Daiwa Capital Markets America, Inc.	$101,008	$(680)
Deutsche Bank Securities, Inc.	$(138,929)	$626
Goldman Sachs & Co.	$276,680	$(2,326)
J.P. Morgan Securities LLC	$(251,439)	$1,691
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$(240,663)	$1,858
Mizuho Securities USA LLC	$(119,515)	$548
Morgan Stanley & Co. LLC	$(414,346)	$259
Nomura Securities International, Inc.	$(52,348)	$200
RBC Capital Markets, LLC	$322,618	$(2,405)
Wells Fargo Securities, LLC	$(395,143)	$1,713

(m)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(n)	All or a portion of the security has been pledged in connection with outstanding futures contracts.

(o)	Certain agreements have no stated maturity and can be terminated by either party at any time.

(p)	The amount to be repurchased assumes the maturity will be the day after the period end.

(q)	Current yield as of period end.

(r)	Rates are discount rates or a range of discount rates at the time of purchase.

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Reverse repurchase agreements

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements
BNP Paribas Securities Corp.	1.03%	6/30/17	7/03/17	$128,385	$128,396	U.S. Treasury Obligations	Overnight
Citigroup Global Markets, Inc.	1.45%	6/30/17	7/03/17	1,875,500	1,875,727	U.S. Treasury Obligations	Overnight
Credit Suisse Securities (USA) LLC	1.48%	6/30/17	7/03/17	545,681	545,749	U.S. Treasury Obligations	Overnight
Deutsche Bank Securities, Inc.	1.45%	6/30/17	7/03/17	469,366	469,423	U.S. Treasury Obligations	Overnight
Deutsche Bank Securities, Inc.	1.45%	6/30/17	7/03/17	1,224,080	1,224,228	U.S. Treasury Obligations	Overnight
J.P. Morgan Securities LLC	0.50%	6/30/17	7/03/17	617,228	617,253	U.S. Treasury Obligations	Overnight
J.P. Morgan Securities LLC	1.38%	6/30/17	7/03/17	1,038,165	1,038,284	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1.18%	6/30/17	7/03/17	162,593	162,608	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1.30%	6/30/17	7/03/17	366,625	366,665	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1.35%	6/30/17	7/03/17	960,395	960,503	U.S. Treasury Obligations	Overnight
Total				$7,388,018	$7,388,836

See Notes to Financial Statements.

116	BLACKROCK SERIES FUND, INC.	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Total Return Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Long (Short)	Issue	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
(8)	Euro-Bobl	September 2017	USD	1,203,372	$3,283
(4)	Euro-Bund	September 2017	USD	739,521	3,982
1	Long Gilt British	September 2017	USD	163,549	(2,801)
6	U.S. Treasury Bonds (30 Year)	September 2017	USD	922,125	1,638
(28)	U.S. Treasury Notes (10 Year)	September 2017	USD	3,514,875	10,764
1	U.S. Treasury Notes (2 Year)	September 2017	USD	216,109	(267)
24	U.S. Treasury Notes (5 Year)	September 2017	USD	2,828,062	(6,473)
(3)	U.S. Ultra Treasury Bonds	September 2017	USD	497,625	(6,082)
(4)	Euro Dollar	March 2019	USD	981,450	(3,331)
Total					$713

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	55,776	USD	16,800	BNP Paribas S.A.	7/03/17	$24
USD	14,000	BRL	46,172	Barclays Bank PLC	7/03/17	73
USD	14,000	BRL	46,256	Citibank N.A.	7/03/17	47
USD	14,000	RUB	818,160	BNP Paribas S.A.	7/03/17	136
CNH	1,827,156	USD	269,000	HSBC Bank PLC	7/05/17	419
EUR	105,249	USD	120,000	Morgan Stanley & Co. International PLC	7/05/17	244
GBP	92,507	USD	120,000	Morgan Stanley & Co. International PLC	7/05/17	507
HUF	7,157,168	USD	26,374	Deutsche Bank AG	7/05/17	100
HUF	195,671	USD	721	JPMorgan Chase Bank N.A.	7/05/17	2
HUF	716,238	USD	2,637	Morgan Stanley & Co. International PLC	7/05/17	12
HUF	24,514,915	USD	90,268	Morgan Stanley & Co. International PLC	7/05/17	410
JPY	13,544,806	USD	120,000	BNP Paribas S.A.	7/05/17	453
SEK	1,021,096	USD	120,000	Deutsche Bank AG	7/05/17	1,240
TRY	428,544	USD	120,000	BNP Paribas S.A.	7/05/17	1,621
TRY	70,637	USD	20,000	HSBC Bank PLC	7/05/17	47
USD	120,000	JPY	13,250,640	Royal Bank of Scotland PLC	7/05/17	2,163
USD	3,400	TRY	11,963	Barclays Bank PLC	7/05/17	5
USD	17,000	TRY	59,797	Citibank N.A.	7/05/17	30
USD	120,000	ZAR	1,562,215	BNP Paribas S.A.	7/05/17	699
ZAR	1,591,734	USD	120,000	BNP Paribas S.A.	7/05/17	1,555
CLP	13,422,500	USD	20,000	Credit Suisse International	7/06/17	216
RUB	1,337,056	USD	22,400	JPMorgan Chase Bank N.A.	7/06/17	242
USD	120,000	BRL	395,340	BNP Paribas S.A.	7/06/17	832
USD	20,000	COP	58,175,000	Credit Suisse International	7/06/17	929
USD	40,000	COP	121,600,000	Barclays Bank PLC	7/07/17	143
USD	80,000	COP	242,333,360	BNP Paribas S.A.	7/07/17	569
CLP	14,259,000	USD	21,000	BNP Paribas S.A.	7/10/17	474
EUR	20,000	USD	22,764	Deutsche Bank AG	7/10/17	92
EUR	20,000	USD	22,576	Goldman Sachs International	7/10/17	280
RUB	886,614	USD	15,000	JPMorgan Chase Bank N.A.	7/10/17	1
RUB	650,320	USD	11,000	JPMorgan Chase Bank N.A.	7/10/17	3
TRY	20,514	USD	5,787	Deutsche Bank AG	7/10/17	27

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2017	117

Schedule of Investments (continued)	BlackRock Total Return Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
TRY	20,613	USD	5,813	Goldman Sachs International	7/10/17	$28
USD	26,125	RUB	1,533,253	Credit Suisse International	7/10/17	183
USD	25,875	RUB	1,518,148	Deutsche Bank AG	7/10/17	189
JPY	2,589,213	USD	23,000	Goldman Sachs International	7/11/17	32
TRY	103,732	USD	29,336	Goldman Sachs International	7/14/17	26
MYR	51,660	USD	12,000	BNP Paribas S.A.	7/17/17	25
MYR	21,720	USD	5,000	JPMorgan Chase Bank N.A.	7/17/17	56
MYR	44,080	USD	10,000	JPMorgan Chase Bank N.A.	7/17/17	261
TRY	145,366	USD	41,000	BNP Paribas S.A.	7/21/17	63
TRY	64,060	USD	18,000	Citibank N.A.	7/21/17	96
USD	5,123	MXN	92,620	BNP Paribas S.A.	7/21/17	38
USD	12,877	MXN	232,812	JPMorgan Chase Bank N.A.	7/21/17	96
USD	1,000	ZAR	13,010	Citibank N.A.	7/21/17	9
USD	18,000	ZAR	231,710	Citibank N.A.	7/21/17	358
RUB	1,345,568	USD	22,400	BNP Paribas S.A.	7/24/17	297
RUB	1,336,384	USD	22,400	Deutsche Bank AG	7/24/17	142
TRY	20,647	USD	5,800	Deutsche Bank AG	8/04/17	8
USD	18,000	COP	52,812,000	BNP Paribas S.A.	8/09/17	773
IDR	134,650,000	USD	10,000	Bank of America N.A.	8/15/17	48
IDR	144,491,244	USD	10,732	Citibank N.A.	8/15/17	50
IDR	206,451,709	USD	15,332	Citibank N.A.	8/15/17	74
IDR	107,344,308	USD	7,975	JPMorgan Chase Bank N.A.	8/15/17	35
IDR	161,077,280	USD	11,960	JPMorgan Chase Bank N.A.	8/15/17	60
MYR	116,762	USD	27,000	Morgan Stanley & Co. International PLC	8/17/17	144
USD	20,000	COP	59,760,000	Barclays Bank PLC	8/22/17	536
USD	18,000	COP	54,639,000	Credit Suisse International	8/22/17	204
EUR	8,300	USD	9,385	JPMorgan Chase Bank N.A.	9/07/17	130
USD	55,012	RUB	3,192,493	BNP Paribas S.A.	9/15/17	1,761
USD	55,011	RUB	3,187,450	BNP Paribas S.A.	9/15/17	1,844
USD	137,024	RUB	7,973,237	Deutsche Bank AG	9/15/17	4,030
USD	138,456	RUB	8,027,464	Deutsche Bank AG	9/15/17	4,557
USD	20,276	RUB	1,203,725	HSBC Bank PLC	9/15/17	197
USD	124,311	RUB	7,209,027	JPMorgan Chase Bank N.A.	9/15/17	4,063
AUD	308,000	USD	232,854	Citibank N.A.	9/20/17	3,627
AUD	26,000	USD	19,663	Credit Suisse International	9/20/17	299
EUR	190,000	USD	216,751	Goldman Sachs International	9/20/17	1,215
EUR	170,000	USD	192,454	Goldman Sachs International	9/20/17	2,568
USD	35,562	MXN	646,438	Deutsche Bank AG	9/20/17	408
USD	34,857	MXN	631,421	Deutsche Bank AG	9/20/17	520
USD	142,248	MXN	2,586,069	Goldman Sachs International	9/20/17	1,615
USD	34,857	MXN	631,962	Royal Bank of Scotland PLC	9/20/17	490
USD	46,476	MXN	843,673	Royal Bank of Scotland PLC	9/20/17	596
USD	43,700	TRY	157,269	Citibank N.A.	9/20/17	45
USD	30,397	ZAR	400,733	Bank of America N.A.	9/20/17	192
USD	30,743	ZAR	404,410	Citibank N.A.	9/20/17	261
USD	30,907	ZAR	406,636	JPMorgan Chase Bank N.A.	9/20/17	258
USD	82,318	TRY	298,443	BNP Paribas S.A.	10/23/17	211
TRY	709,557	USD	183,313	BNP Paribas S.A.	6/25/18	4

						46,317

See Notes to Financial Statements.

118	BLACKROCK SERIES FUND, INC.	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Total Return Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	36,725	USD	11,200	Deutsche Bank AG	7/03/17	$(122)
MXN	92,987	USD	5,143	Barclays Bank PLC	7/03/17	(22)
MXN	92,976	USD	5,143	Deutsche Bank AG	7/03/17	(23)
MXN	139,454	USD	7,714	Morgan Stanley & Co. International PLC	7/03/17	(34)
RUB	808,500	USD	14,000	Deutsche Bank AG	7/03/17	(300)
RUB	6,869,580	USD	120,000	BNP Paribas S.A.	7/05/17	(3,645)
USD	269,000	CNH	1,827,156	Citibank N.A.	7/05/17	(375)
USD	120,000	EUR	106,525	Deutsche Bank AG	7/05/17	(1,701)
USD	120,000	GBP	92,857	Deutsche Bank AG	7/05/17	(963)
USD	120,000	HUF	32,860,200	BNP Paribas S.A.	7/05/17	(1,546)
USD	70,000	RUB	4,149,740	Deutsche Bank AG	7/05/17	(287)
USD	50,000	RUB	2,961,165	JPMorgan Chase Bank N.A.	7/05/17	(156)
USD	120,000	SEK	1,039,008	Royal Bank of Scotland PLC	7/05/17	(3,366)
USD	120,000	TRY	423,789	BNP Paribas S.A.	7/05/17	(272)
BRL	391,980	USD	120,000	Goldman Sachs International	7/06/17	(1,844)
COP	29,240,000	USD	10,000	Royal Bank of Scotland PLC	7/06/17	(414)
COP	29,230,000	USD	10,000	UBS AG	7/06/17	(418)
USD	20,000	CLP	13,292,200	Royal Bank of Scotland PLC	7/06/17	(20)
USD	22,400	RUB	1,345,344	Goldman Sachs International	7/06/17	(382)
COP	146,800,000	USD	50,000	JPMorgan Chase Bank N.A.	7/07/17	(1,883)
COP	205,520,000	USD	70,000	UBS AG	7/07/17	(2,636)
RUB	765,746	USD	13,000	Barclays Bank PLC	7/10/17	(44)
RUB	766,090	USD	13,000	Barclays Bank PLC	7/10/17	(38)
USD	21,000	CLP	14,018,550	Deutsche Bank AG	7/10/17	(112)
USD	22,446	EUR	20,000	Citibank N.A.	7/10/17	(410)
USD	5,800	TRY	20,743	Citibank N.A.	7/10/17	(78)
USD	5,800	TRY	20,503	Deutsche Bank AG	7/10/17	(10)
USD	28,961	TRY	103,732	Bank of America N.A.	7/14/17	(402)
USD	22,584	EUR	20,000	Goldman Sachs International	7/17/17	(281)
USD	17,908	GBP	14,000	JPMorgan Chase Bank N.A.	7/17/17	(337)
USD	27,000	MYR	116,505	Morgan Stanley & Co. International PLC	7/17/17	(120)
MXN	325,113	USD	18,000	Barclays Bank PLC	7/21/17	(152)
ZAR	167,535	USD	12,877	Barclays Bank PLC	7/21/17	(122)
ZAR	13,013	USD	1,000	Barclays Bank PLC	7/21/17	(9)
ZAR	66,676	USD	5,123	BNP Paribas S.A.	7/21/17	(46)
IDR	253,460,000	USD	19,000	BNP Paribas S.A.	7/24/17	(37)
IDR	667,000,000	USD	50,000	JPMorgan Chase Bank N.A.	7/24/17	(97)
MXN	325,742	USD	18,000	Morgan Stanley & Co. International PLC	7/27/17	(136)
CLP	2,321,055	USD	3,500	Bank of America N.A.	7/28/17	(6)
CLP	6,630,350	USD	10,000	BNP Paribas S.A.	7/28/17	(20)
CLP	6,633,000	USD	10,000	BNP Paribas S.A.	7/28/17	(16)
CLP	994,800	USD	1,500	Goldman Sachs International	7/28/17	(3)
RUB	1,660,960	USD	28,000	Deutsche Bank AG	7/28/17	(8)
TRY	42,014	USD	11,901	BNP Paribas S.A.	7/28/17	(57)
TRY	22,245	USD	6,297	BNP Paribas S.A.	7/28/17	(27)
TRY	42,025	USD	11,901	Goldman Sachs International	7/28/17	(54)
TRY	106,308	USD	30,000	HSBC Bank PLC	7/28/17	(31)
TRY	49,607	USD	14,000	HSBC Bank PLC	7/28/17	(15)
TRY	42,006	USD	11,901	JPMorgan Chase Bank N.A.	7/28/17	(59)

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2017	119

Schedule of Investments (continued)	BlackRock Total Return Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	110,703	USD	33,313	Barclays Bank PLC	8/02/17	$(147)
BRL	70,000	USD	21,109	BNP Paribas S.A.	8/02/17	(137)
BRL	8,663	USD	2,641	Goldman Sachs International	8/02/17	(45)
USD	16,800	BRL	56,144	BNP Paribas S.A.	8/02/17	(20)
USD	56,727	BRL	189,366	BNP Paribas S.A.	8/02/17	(6)
COP	54,792,000	USD	18,000	Barclays Bank PLC	8/09/17	(127)
USD	4,965	EUR	4,551	Bank of America N.A.	8/11/17	(245)
USD	17,362	EUR	15,453	Citibank N.A.	8/11/17	(328)
USD	29,105	TRY	103,732	Goldman Sachs International	8/11/17	(13)
USD	56,000	IDR	762,809,600	BNP Paribas S.A.	8/15/17	(924)
USD	4,414	IDR	59,280,000	Barclays Bank PLC	8/16/17	(9)
USD	4,261	IDR	57,220,000	Barclays Bank PLC	8/16/17	(9)
USD	1,458	IDR	19,585,000	Barclays Bank PLC	8/16/17	(3)
USD	4,853	IDR	65,075,000	BNP Paribas S.A.	8/16/17	(3)
USD	4,684	IDR	62,815,000	BNP Paribas S.A.	8/16/17	(3)
USD	1,604	IDR	21,505,000	BNP Paribas S.A.	8/16/17	(1)
USD	5,252	IDR	70,570,000	Deutsche Bank AG	8/16/17	(14)
USD	5,069	IDR	68,115,000	Deutsche Bank AG	8/16/17	(14)
USD	4,940	IDR	66,350,000	Deutsche Bank AG	8/16/17	(10)
USD	4,768	IDR	64,040,000	Deutsche Bank AG	8/16/17	(10)
USD	1,735	IDR	23,320,000	Deutsche Bank AG	8/16/17	(5)
USD	5,288	IDR	70,920,000	Deutsche Bank AG	8/16/17	(4)
USD	5,240	IDR	70,285,000	Deutsche Bank AG	8/16/17	(4)
USD	5,104	IDR	68,455,000	Deutsche Bank AG	8/16/17	(4)
USD	5,058	IDR	67,840,000	Deutsche Bank AG	8/16/17	(4)
USD	1,632	IDR	21,920,000	Deutsche Bank AG	8/16/17	(3)
USD	1,747	IDR	23,435,000	Deutsche Bank AG	8/16/17	(1)
USD	1,732	IDR	23,225,000	Deutsche Bank AG	8/16/17	(1)
USD	2,942	IDR	39,523,454	Goldman Sachs International	8/16/17	(7)
USD	2,839	IDR	38,147,044	Goldman Sachs International	8/16/17	(7)
USD	972	IDR	13,056,267	Goldman Sachs International	8/16/17	(2)
USD	4,904	IDR	65,865,000	JPMorgan Chase Bank N.A.	8/16/17	(10)
USD	4,734	IDR	63,575,000	JPMorgan Chase Bank N.A.	8/16/17	(10)
USD	1,621	IDR	21,765,000	JPMorgan Chase Bank N.A.	8/16/17	(3)
USD	5,273	IDR	70,745,000	UBS AG	8/16/17	(6)
USD	5,089	IDR	68,280,000	UBS AG	8/16/17	(6)
USD	5,381	IDR	72,160,000	UBS AG	8/16/17	(4)
USD	5,193	IDR	69,645,000	UBS AG	8/16/17	(3)
USD	1,742	IDR	23,375,000	UBS AG	8/16/17	(2)
USD	1,778	IDR	23,840,000	UBS AG	8/16/17	(1)
USD	141,036	TRY	504,647	BNP Paribas S.A.	8/21/17	(185)
COP	61,043,400	USD	20,000	UBS AG	8/22/17	(118)
USD	65,120	MXN	1,234,378	JPMorgan Chase Bank N.A.	8/23/17	(2,296)
USD	9,385	EUR	8,300	BNP Paribas S.A.	9/07/17	(130)
USD	15,203	RUB	928,201	Credit Suisse International	9/15/17	(280)
USD	5,006	RUB	301,705	Credit Suisse International	9/15/17	(26)
USD	126,217	AUD	167,000	Goldman Sachs International	9/20/17	(2,004)
USD	126,416	AUD	167,000	Goldman Sachs International	9/20/17	(1,806)
USD	405,112	EUR	360,000	Barclays Bank PLC	9/20/17	(7,878)

See Notes to Financial Statements.

120	BLACKROCK SERIES FUND, INC.	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Total Return Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	40,937	TRY	147,617	Bank of America N.A.	9/20/17	$(39)
USD	194,960	TRY	709,557	BNP Paribas S.A.	10/23/17	(252)
TRY	298,443	USD	77,423	BNP Paribas S.A.	6/25/18	(319)
						(40,624)

Net Unrealized Appreciation						$5,693

Exchange-Traded Options Purchased

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Euro Dollar 90-Day	Put	10/13/17	USD	98.00	52	$5,525

OTC Barrier Options Purchased

Description	Put/ Call	Type of Option	Counterparty	Expiration Date	Strike Price		Barrier Price		Notional Amount (000)		Value
USD Currency	Put	Down-and-Out	BNP Paribas S.A.	7/03/17	TRY	3.50	USD	3.35	USD	34	$27

OTC Options Purchased

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Value
USD Currency[1]	Call	Barclays Bank PLC	7/03/17	MXN	19.00	USD	17	—
USD Currency[1]	Call	Morgan Stanley & Co. International PLC	7/03/17	MXN	20.00	USD	43	—
USD Currency[1]	Call	Morgan Stanley & Co. International PLC	7/03/17	MXN	21.50	USD	15	—
USD Currency	Call	Barclays Bank PLC	7/07/17	JPY	111.00	USD	23	$307
USD Currency	Call	Deutsche Bank AG	8/07/17	RUB	58.00	USD	18	594
USD Currency	Call	HSBC Bank PLC	9/01/17	TWD	30.50	USD	40	322
USD Currency	Put	Citibank N.A.	7/03/17	CNH	6.79	USD	1,088	2,993
EUR Currency	Put	JPMorgan Chase Bank N.A.	7/06/17	MXN	20.80	EUR	24	283
USD Currency	Put	Citibank N.A.	7/06/17	BRL	3.18	USD	28	—
AUD Currency	Put	Barclays Bank PLC	7/27/17	USD	0.75	AUD	33	36
AUD Currency	Put	JPMorgan Chase Bank N.A.	7/27/17	USD	0.72	AUD	33	1
EUR Currency	Put	BNP Paribas S.A.	8/25/17	USD	1.12	EUR	25	91
USD Currency	Put	Citibank N.A.	8/25/17	TRY	3.52	USD	56	531
EUR Currency	Put	JPMorgan Chase Bank N.A.	8/29/17	MXN	20.50	EUR	21	253
Total								$5,411

[1]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

Exchange-Traded Options Written

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Euro Dollar 90-Day	Put	10/13/17	USD	97.50	26	$(325)
Euro Dollar 90-Day	Put	10/13/17	USD	97.63	52	(975)
Total						$(1,300)

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2017	121

Schedule of Investments (continued)	BlackRock Total Return Portfolio

OTC Options Written

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Value
USD Currency[1]	Call	Goldman Sachs International	7/03/17	MXN	22.60	USD	30	—
USD Currency[1]	Call	Morgan Stanley & Co. International PLC	7/03/17	MXN	19.00	USD	17	—
USD Currency	Call	Citibank N.A.	7/06/17	BRL	3.31	USD	28	$(157)
USD Currency	Call	Deutsche Bank AG	7/17/17	ZAR	14.00	USD	14	(14)
USD Currency	Call	Citibank N.A.	7/27/17	TRY	3.65	USD	56	(207)
TRY Currency	Call	BNP Paribas S.A.	7/28/17	ZAR	3.68	TRY	66	(328)
USD Currency	Call	Barclays Bank PLC	8/10/17	BRL	3.40	USD	16	(169)
EUR Currency	Call	JPMorgan Chase Bank N.A.	8/29/17	MXN	21.50	EUR	21	(216)
USD Currency	Put	Citibank N.A.	7/03/17	CNH	6.75	USD	1,088	(412)
USD Currency	Put	Deutsche Bank AG	7/17/17	ZAR	13.00	USD	14	(115)
AUD Currency	Put	Barclays Bank PLC	7/27/17	USD	0.72	AUD	33	(1)
USD Currency	Put	Barclays Bank PLC	8/10/17	BRL	3.30	USD	16	(195)
USD Currency	Put	HSBC Bank PLC	9/01/17	TWD	30.00	USD	40	(125)
Total								$(1,939)

[1]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

Centrally Cleared Credit Default Swaps — Sell Protection

Index	Receive Fixed Rate	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Depreciation
CDX.NA.IG.28.V1	1.00%	6/20/22	BBB+	USD	188	$(43)

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Interest Rate Swaps

Fixed Rate	Floating Rate	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
7.36%[1]	28-day MXIBTIIE	1/28/19	MXN	4,421	$(1,500)
7.32%[2]	28-day MXIBTIIE	2/20/20	MXN	3,960	3,052
7.16%[2]	28-day MXIBTIIE	4/29/20	MXN	3,760	2,240
7.45%[2]	28-day MXIBTIIE	3/07/22	MXN	1,343	2,074
7.48%[2]	28-day MXIBTIIE	3/07/22	MXN	671	1,063
7.47%[2]	28-day MXIBTIIE	3/07/22	MXN	671	1,048
7.16%[2]	28-day MXIBTIIE	6/01/22	MXN	1,590	1,338
6.32%[2]	28-day MXIBTIIE	7/17/25	MXN	633	(1,617)
2.13%[2]	3-month LIBOR	8/25/25	USD	20	59
2.27%[1]	3-month LIBOR	9/11/25	USD	31	(418)
3.46%[2]	UK RPI All Items Monthly	10/15/26	GBP	137	907
3.43%[2]	UK RPI All Items Monthly	10/15/26	GBP	131	241
3.45%[2]	UK RPI All Items Monthly	10/15/26	GBP	133	615
7.41%[2]	28-day MXIBTIIE	5/25/27	MXN	912	849
7.38%[2]	28-day MXIBTIIE	5/25/27	MXN	148	116
7.82%[2]	28-day MXIBTIIE	3/04/37	MXN	322	458
7.92%[2]	28-day MXIBTIIE	5/01/37	MXN	419	834
7.95%[2]	28-day MXIBTIIE	5/01/37	MXN	386	834
Total					$12,193

[1]	The Fund pays the fixed rate and receives the floating rate.

[2]	The Fund pays the floating rate and receives the fixed rate.

See Notes to Financial Statements.

122	BLACKROCK SERIES FUND, INC.	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Total Return Portfolio

OTC Credit Default Swaps — Buy Protection

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
United Mexican States	1.00%	JPMorgan Chase Bank N.A.	6/20/20	USD	66	$(738)	$344	$(1,082)
United Mexican States	1.00%	Bank of America N.A.	9/20/20	USD	66	(654)	533	(1,187)
Loews Corp.	1.00%	Barclays Bank PLC	12/20/20	USD	35	(1,046)	(856)	(190)
Valero Energy Corp.	1.00%	Morgan Stanley & Co. International PLC	12/20/20	USD	35	(659)	599	(1,258)
Russian Federation	1.00%	Bank of America N.A.	12/20/21	USD	5	111	264	(153)
Republic of Argentina	5.00%	Barclays Bank PLC	6/20/22	USD	37	(2,871)	(1,688)	(1,183)
Republic of Argentina	5.00%	Barclays Bank PLC	6/20/22	USD	10	(778)	(740)	(38)
Republic of Argentina	5.00%	Barclays Bank PLC	6/20/22	USD	6	(467)	(490)	23
Republic of Argentina	5.00%	Barclays Bank PLC	6/20/22	USD	6	(467)	(490)	23
Republic of Argentina	5.00%	Barclays Bank PLC	6/20/22	USD	6	(467)	(482)	15
Republic of South Africa	1.00%	Bank of America N.A.	6/20/22	USD	30	1,289	1,464	(175)
Republic of South Africa	1.00%	Barclays Bank PLC	6/20/22	USD	21	902	1,013	(111)
Republic of South Africa	1.00%	Citibank N.A.	6/20/22	USD	70	3,007	3,415	(408)
Republic of South Africa	1.00%	Goldman Sachs International	6/20/22	USD	15	644	730	(86)
Republic of South Africa	1.00%	HSBC Bank PLC	6/20/22	USD	30	1,289	1,435	(146)
Republic of the Philippines	1.00%	JPMorgan Chase Bank N.A.	6/20/22	USD	104	(1,181)	(257)	(924)
CMBX.NA.9.AAA	0.50%	Credit Suisse International	9/17/58	USD	20	272	246	26
CMBX.NA.9.AAA	0.50%	Deutsche Bank AG	9/17/58	USD	20	273	250	23
CMBX.NA.9.AAA	0.50%	Morgan Stanley & Co. International PLC	9/17/58	USD	90	1,225	1,333	(108)
CMBX.NA.9.AAA	0.50%	Morgan Stanley & Co. International PLC	9/17/58	USD	10	136	123	13
CMBX.NA.9.AAA	0.50%	Morgan Stanley & Co. International PLC	9/17/58	USD	10	136	123	13
CMBX.NA.6.AAA	0.50%	Deutsche Bank AG	5/11/63	USD	40	(68)	(30)	(38)
CMBX.NA.6.AAA	0.50%	Deutsche Bank AG	5/11/63	USD	40	(68)	13	(81)
CMBX.NA.6.AAA	0.50%	Deutsche Bank AG	5/11/63	USD	30	(51)	6	(57)
CMBX.NA.6.BBB-	3.00%	Deutsche Bank AG	5/11/63	USD	20	2,327	1,837	490
CMBX.NA.6.BBB-	3.00%	J.P. Morgan Securities LLC	5/11/63	USD	10	1,163	652	511
CMBX.NA.6.BBB-	3.00%	J.P. Morgan Securities LLC	5/11/63	USD	10	1,163	652	511
CMBX.NA.6.BBB-	3.00%	J.P. Morgan Securities LLC	5/11/63	USD	10	1,163	1,005	158
Total						$5,585	$11,004	$(5,419)

OTC Credit Default Swaps — Sell Protection

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Received	Unrealized Appreciation (Depreciation)
Transocean Ltd.	1.00%	Goldman Sachs International	6/20/19	BB-	USD	50	$(928)	$(616)	$(312)
Transocean Ltd.	1.00%	Goldman Sachs International	6/20/19	B+	USD	10	(186)	(123)	(63)
United Mexican States	1.00%	Bank of America N.A.	6/20/20	BBB+	USD	66	737	(399)	1,136
United Mexican States	1.00%	JPMorgan Chase Bank N.A.	9/20/20	BBB+	USD	66	654	(464)	1,118
CMBX.NA.3.AM	0.50%	Credit Suisse International	12/13/49	BBB+	USD	21	(103)	(1,891)	1,788
CMBX.NA.4.AM	0.50%	Deutsche Bank AG	2/17/51	BBB-	USD	22	(127)	(2,893)	2,766
CMBX.NA.8.A	2.00%	Goldman Sachs International	10/17/57	Not Rated	USD	10	(503)	(570)	67
CMBX.NA.9.A	2.00%	Credit Suisse International	9/17/58	Not Rated	USD	10	(371)	(520)	149
CMBX.NA.9.A	2.00%	Deutsche Bank AG	9/17/58	Not Rated	USD	10	(370)	(517)	147
CMBX.NA.9.A	2.00%	Deutsche Bank AG	9/17/58	Not Rated	USD	10	(370)	(499)	129
CMBX.NA.9.A	2.00%	J.P. Morgan Securities LLC	9/17/58	Not Rated	USD	30	(1,111)	(1,558)	447

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2017	123

Schedule of Investments (continued)	BlackRock Total Return Portfolio

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Received	Unrealized Appreciation (Depreciation)
CMBX.NA.9.A	2.00%	Morgan Stanley & Co. International PLC	9/17/58	Not Rated	USD	10	$(370)	$(544)	$174
CMBX.NA.9.A	2.00%	Morgan Stanley & Co. International PLC	9/17/58	Not Rated	USD	10	(370)	(513)	143
CMBX.NA.9.A	2.00%	Morgan Stanley & Co. International PLC	9/17/58	Not Rated	USD	10	(370)	(491)	121
CMBX.NA.9.A	2.00%	Morgan Stanley & Co. International PLC	9/17/58	Not Rated	USD	10	(370)	(230)	(140)
CMBX.NA.9.BBB-	3.00%	Credit Suisse International	9/17/58	Not Rated	USD	10	(1,177)	(1,057)	(120)
CMBX.NA.9.BBB-	3.00%	Morgan Stanley & Co. International PLC	9/17/58	Not Rated	USD	20	(2,355)	(2,566)	211
CMBX.NA.9.BBB-	3.00%	Morgan Stanley & Co. International PLC	9/17/58	Not Rated	USD	10	(1,177)	(1,105)	(72)
CMBX.NA.9.BBB-	3.00%	Morgan Stanley & Co. International PLC	9/17/58	Not Rated	USD	10	(1,177)	(1,078)	(99)
CMBX.NA.10.A	2.00%	Deutsche Bank AG	11/17/59	A-	USD	20	(610)	(912)	302
CMBX.NA.10.A	2.00%	Deutsche Bank AG	11/17/59	A-	USD	10	(305)	(464)	159
CMBX.NA.10.BBB-	3.00%	J.P. Morgan Securities LLC	11/17/59	BBB-	USD	10	(1,076)	(895)	(181)
Total							$(12,035)	$(19,905)	$7,870

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Interest Rate Swaps

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
12.85%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	7/03/17	BRL	33	$(26)	—	$(26)
13.11%[1]	1-day BZDIOVER	Citibank N.A.	7/03/17	BRL	310	(361)	—	(361)
13.13%[1]	1-day BZDIOVER	Bank of America N.A.	7/03/17	BRL	258	(313)	—	(313)
9.50%[1]	1-day BZDIOVER	Bank of America N.A.	10/02/17	BRL	653	(18)	—	(18)
1.69%[1]	3-month KRW Certificate of Deposit	Deutsche Bank AG	11/10/17	KRW	100,213	(115)	—	(115)
1.92%[2]	3-month KRW Certificate of Deposit	Deutsche Bank AG	11/10/17	KRW	100,213	218	$50	168
8.98%[1]	1-day BZDIOVER	Citibank N.A.	1/02/18	BRL	166	78	—	78
9.98%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/18	BRL	530	(363)	—	(363)
9.99%[1]	1-day BZDIOVER	Citibank N.A.	1/02/18	BRL	530	(554)	—	(554)
4.55%[1]	28-day MXIBTIIE	Barclays Bank PLC	3/21/18	MXN	408	462	6	456
4.85%[1]	28-day MXIBTIIE	Bank of America N.A.	11/01/18	MXN	358	578	1	577
7.06%[2]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	11/21/18	MXN	1,688	81	—	81
7.07%[2]	28-day MXIBTIIE	Citibank N.A.	11/21/18	MXN	1,406	102	—	102
6.98%[2]	28-day MXIBTIIE	Citibank N.A.	11/28/18	MXN	2,400	(68)	(4)	(64)
6.98%[2]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	11/28/18	MXN	1,361	(38)	(2)	(36)
9.25%[2]	1-day BZDIOVER	Citibank N.A.	1/02/19	BRL	453	427	—	427
9.28%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/19	BRL	430	446	—	446

See Notes to Financial Statements.

124	BLACKROCK SERIES FUND, INC.	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Total Return Portfolio

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
9.73%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/20	BRL	317	$324	—	$324
3.27%[1]	3-month LIBOR	Deutsche Bank AG	5/16/21	USD	210	(11,887)	—	(11,887)
3.78%[2]	7-day China Fixing Repo Rates	Bank of America N.A.	6/02/22	CNY	143	30	$(1)	31
5.73%[1]	28-day MXIBTIIE	Bank of America N.A.	1/03/25	MXN	336	1,420	5	1,415
6.43%[2]	28-day MXIBTIIE	Bank of America N.A.	6/06/25	MXN	262	(558)	(4)	(554)
6.33%[2]	28-day MXIBTIIE	Citibank N.A.	6/09/25	MXN	131	(324)	(1)	(323)
6.33%[2]	28-day MXIBTIIE	Citibank N.A.	7/17/25	MXN	316	(797)	(2)	(795)
6.31%[1]	28-day MXIBTIIE	Deutsche Bank AG	8/11/25	MXN	1,180	3,093	6	3,087
6.27%[2]	28-day MXIBTIIE	Bank of America N.A.	12/05/25	MXN	36	(105)	(1)	(104)
Total						$(8,268)	$53	$(8,321)

[1]	The Fund pays the fixed rate and receives the floating rate.

[2]	The Fund pays the floating rate and receives the fixed rate.

Transactions in Options Written for the Six Months Ended June 30, 2017

	Calls
		Notional (000)
	Contracts	AUD	EUR	MXN	TRY	USD	Premiums Received
Outstanding options, beginning of period	—	—	938	—	—	75	$7,399
Options written	33	70	1,733	2,083	66	713	33,445
Options expired	(33)	(70)	(1,918)	—	—	(409)	(21,332)
Options closed	—	—	(732)	(2,083)	—	(218)	(16,451)

Outstanding options, end of period	—	—	21	—	66	161	$3,061

	Puts
		Notional (000)
	Contracts	AUD	EUR	MXN	USD	Premiums Received
Outstanding options, beginning of period	—	—	—	—	160	$944
Options written	78	68	2,549	748	2,491	36,538
Options expired	—	(35)	(463)	(390)	(1,220)	(4,734)
Options closed	—	—	(2,086)	(358)	(273)	(26,235)

Outstanding options, end of period	78	33	—	—	1,158	$6,513

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets - Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$19,667	—	$19,667
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$46,317	—	—	46,317
Options purchased	Investments at value — unaffiliated[2]	—	—	—	5,438	5,525	—	10,963
Swaps - centrally cleared	Net unrealized appreciation[1]	—	—	—	—	13,965	$1,763	15,728
Swaps - OTC	Unrealized appreciation on OTC swaps; Swap premiums paid	—	$26,700	—	—	7,260	—	33,960

Total		—	$26,700	—	$51,755	$46,417	$1,763	$126,635

[1]

Includes cumulative appreciation on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2017	125

Schedule of Investments (continued)	BlackRock Total Return Portfolio

Liabilities - Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$18,954	—	$18,954
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$40,624	—	—	40,624
Options written	Options written, at value	—	—	—	1,939	1,300	—	3,239
Swaps - centrally cleared	Net unrealized depreciation[1]	—	$43	—	—	3,535	—	3,578
Swaps - OTC	Unrealized depreciation on OTC swaps; Swap premiums received	—	33,150	—	—	15,528	—	48,678

Total		—	$33,193	—	$42,563	$39,317	—	$115,073

[1]

Includes cumulative depreciation on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended June 30, 2017, the effect of derivative financial instruments in the Statements of Operations were as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$160,509	—	$160,509
Foreign currency transactions	—	—	—	$(14,184)	—	—	(14,184)
Options purchased[2]	—	—	—	(38,029)	(27,087)	—	(65,116)
Options written	—	—	—	17,049	8,351	—	25,400
Swaps	—	$(28,771)	—	(15,327)	5,411	—	(38,687)

Total	—	$(28,771)	—	$(50,491)	$147,184	—	$67,922

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$8,525	—	$8,525
Foreign currency translations	—	—	—	$(17,809)	—	—	(17,809)
Options purchased[2]	—	—	—	(8,148)	(8,854)	—	(17,002)
Options written	—	—	—	(1,480)	2,157	—	677
Swaps	—	$(22,297)	—	—	42,173	$4,927	24,803

Total	—	$(22,297)	—	$(27,437)	$44,001	$4,927	$(806)

[2]	Options purchased are included in the net realized gain (loss) from investments and the net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts - long	$5,953,286
Average notional value of contracts - short	$4,577,975
Forward foreign currency exchange contracts:
Average amounts purchased - in USD	$3,573,495
Average amounts sold - USD	$2,603,037
Options:
Average value of option contracts purchased	$18,261
Average value of option contracts written	$3,190
Credit default swaps:
Average notional value - buy protection	$1,819,384
Average notional value - sell protection	$485,500
Interest rate swaps:
Average notional value - pays fixed rate	$1,901,404
Average notional value - receives fixed rate	$2,397,167
Total return swaps:
Average notional value	$914,784

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

126	BLACKROCK SERIES FUND, INC.	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Total Return Portfolio

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$9,605		$7,074
Forward foreign currency exchange contracts	46,317		40,624
Options	10,963	[1]	3,239
Swaps - Centrally cleared	—		4,727
Swaps - OTC[2]	33,960		48,678

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$100,845		$104,342
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(15,130)		(13,101)

Total derivative assets and liabilities subject to an MNA	$85,715		$91,241

[1]	Includes options purchased at value which is included in Investments at value - unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.

[2]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund.

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$5,666	$(3,601)	—	—	$2,065
Barclays Bank PLC	2,636	(2,636)	—	—	—
BNP Paribas S.A.	11,497	(7,974)	—	—	3,523
Citibank N.A.	12,143	(4,479)	—	—	7,664
Credit Suisse International	4,040	(3,894)	—	—	146
Deutsche Bank AG	21,340	(21,222)	—	—	118
Goldman Sachs International	6,561	(6,561)	—	—	—
HSBC Bank PLC	2,420	(317)	—	—	2,103
J.P. Morgan Securities LLC	3,936	(2,634)	—	—	1,302
JPMorgan Chase Bank N.A.	8,057	(8,057)	—	—	—
Morgan Stanley & Co. International PLC	4,170	(4,170)	—	—	—
Royal Bank of Scotland PLC	3,249	(3,249)	—	—	—

Total	$85,715	$(68,794)	—	—	$16,921

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Bank of America N.A.	$3,601	$(3,601)	—	—	—
Barclays Bank PLC	15,193	(2,636)	—	—	$12,557
BNP Paribas S.A.	7,974	(7,974)	—	—	—
Citibank N.A.	4,479	(4,479)	—	—	—
Credit Suisse International	3,894	(3,894)	—	—	—
Deutsche Bank AG	21,222	(21,222)	—	—	—
Goldman Sachs International	8,218	(6,561)	—	—	1,657
HSBC Bank PLC	317	(317)	—	—	—
J.P. Morgan Securities LLC	2,634	(2,634)	—	—	—
JPMorgan Chase Bank N.A.	8,221	(8,057)	—	—	164
Morgan Stanley & Co. International PLC	8,494	(4,170)	—	—	4,324
Royal Bank of Scotland PLC	3,800	(3,249)	—	—	551
UBS AG	3,194	—	—	—	3,194

Total	$91,241	$(68,794)	—	—	$22,447

[1]	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]	Net amount represents the net amount payable due to the counterparty in the event of default.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2017	127

Schedule of Investments (continued)	BlackRock Total Return Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]:
Asset-Backed Securities	—	$5,047,351	$1,478,216	$6,525,567
Corporate Bonds	—	15,749,695	—	15,749,695
Floating Rate Loan Interests	—	188,138	195,573	383,711
Foreign Agency Obligations	—	220,834	—	220,834
Foreign Government Obligations	—	2,541,390	—	2,541,390
Investment Companies	$551,554	—	—	551,554
Non-Agency Mortgage-Backed Securities	—	2,952,138	856,697	3,808,835
Other Interests	—	—	—	—
Preferred Securities	179,704	113,084	—	292,788
Taxable Municipal Bonds	—	3,522,261	—	3,522,261
U.S. Government Sponsored Agency Securities	—	24,974,595	23,574	24,998,169
U.S. Treasury Obligations	—	11,119,590	—	11,119,590
Short-Term Securities:
Borrowed Bond Agreements	—	225,245	—	225,245
Money Market Funds	288,048	—	—	288,048
Options Purchased:
Foreign currency exchange contracts	—	5,438	—	5,438
Interest rate contracts	5,525	—	—	5,525
Liabilities:
Investments:
Borrowed Bonds	—	(221,910)	—	(221,910)
TBA Sale Commitments	—	(9,822,102)	—	(9,822,102)

Total	$1,024,831	$56,615,747	$2,554,060	$60,194,638

[1] See above Schedule of Investments for values in each industry.

Derivative Financial Instruments[2]
Assets:
Credit contracts	—	$10,663	—	$10,663
Foreign Currency Exchange Contracts	—	46,317	—	46,317
Interest rate contracts	$19,667	21,157	—	40,824
Other contracts	—	1,763	—	1,763
Liabilities:
Credit contracts	—	(8,255)	—	(8,255)
Foreign Currency Exchange Contracts	—	(42,563)	—	(42,563)
Interest rate contracts	(20,254)	(19,048)	—	(39,302)

Total	$(587)	$10,034	—	$9,447

[2]

Derivative financial instruments are swaps, future contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

See Notes to Financial Statements.

128	BLACKROCK SERIES FUND, INC.	JUNE 30, 2017

Schedule of Investments (concluded)	BlackRock Total Return Portfolio

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $7,388,836 are categorized as Level 2 within the disclosure hierarchy.

During the six months ended June 30, 2017, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Options Purchased	U.S. Government Sponsored Agency Securities	Total
Assets:
Opening Balance, as of December 31, 2016	$1,579,936	—	$566,628	—	—	$2,146,564
Transfers into Level 3	—	—	196,549	—	—	196,549
Transfers out of Level 3[1]	(1,179,245)	—	(20,000)	—	—	(1,199,245)
Accrued discounts/premiums	150	$32	1,444	—	—	1,626
Net realized gain (loss)	454	—	5,844	—	$25	6,323
Net change in unrealized appreciation (depreciation)[2,3]	(730)	(208)	(7,921)	$(756)	(223)	(9,838)
Purchases	1,098,750	195,749	367,982	756	33,896	1,697,133
Sales	(21,099)	—	(253,829)	—	(10,124)	(285,052)

Closing Balance, as of June 30, 2017	$1,478,216	$195,573	$856,697	—	$23,574	$2,554,060

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2017[3]	$(730)	$(208)	$(7,180)	$(756)	$(222)	$(9,096)

[1]

As of December 31, 2016, the Fund used significant unobservable inputs in determining the value of certain investments. As of June 30, 2017, the Fund used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

[2]	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[3]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2017 is generally due to investments no longer held or categorized as level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2017	129

Schedule of Investments June 30, 2017 (Unaudited)	BlackRock U.S. Government Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
Arbor Realty Commercial Real Estate Notes Ltd., Series 2016-FL1A, Class A, 2.86%, 9/15/26 (a)(b)(c)	USD	170	$170,000
Bsprt Issuer Ltd., Series 2017-FL1, Class A, 2.43%, 6/15/27 (a)(b)(c)		170	170,213
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class A1L, 2.28%, 8/15/25 (a)(b)		500	500,445
Invitation Homes Trust, Series 2014-SFR3, Class A, 2.41%, 12/17/31 (a)(b)		19	18,717
OCP CLO Ltd., Series 2012-2A, Class A1R, 2.57%, 11/22/25 (a)(b)		600	602,303
Tricon American Homes Trust, Series 2015-SFR1, Class A, 2.42%, 5/17/32 (a)(b)		178	178,951
Washington Mill CLO Ltd., Series 2014-1A, Class A1R, 2.38%, 4/20/26 (a)(b)		400	399,801
Total Asset-Backed Securities — 3.5%			2,040,430

Corporate Bonds
Electric Utilities — 0.1%
Southern Co. Gas Capital Corp., 4.40%, 5/30/47		40	40,797

Foreign Government Obligations
Mexico — 1.1%
United Mexican States, Series M, 5.00%, 12/11/19	MXN	117	618,590

Non-Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities — 2.1%
BHMS Mortgage Trust, Series 2014-ATLS, Class AFL, 2.49%, 7/05/33 (a)(b)	USD	600	600,000
Credit Suisse Mortgage Capital Certificates,
Series 2016-MFF, Class A, 2.76%, 11/15/33 (a)(b)		100	100,312
GAHR Commercial Mortgage Trust,
Series 2015-NRF, Class AFL1, 2.29%, 12/15/34 (a)(b)		146	146,654
LMREC, Inc., Series 2016-CRE2, Class A, 2.71%, 11/24/31 (a)(b)		100	100,750
RAIT Trust, Series 2017-FL7, Class A, 2.10%, 6/15/37 (a)(b)		250	250,000

			1,197,716
Interest Only Commercial Mortgage-Backed Securities — 0.8%
CFCRE Commercial Mortgage Trust, Series 2016-C4, Class XA, 1.92%, 5/10/58 (b)		630	71,523
Commercial Mortgage Pass-Through Certificates, Series 2015-CR24, Class XA, 1.01%,8/10/48 (b)		1,176	62,591
Core Industrial Trust:
Series 2015-CALW, Class XA, 0.94%, 2/10/34 (a)(b)		3,120	103,631
Series 2015-TEXW, Class XA, 0.90%, 2/10/34 (a)(b)		2,600	82,506
Series 2015-WEST, Class XA, 1.08%, 2/10/37 (a)(b)		1,300	78,088

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities (continued)
FREMF Mortgage Trust, Series 2015-K718, Class X2A, 0.10%, 2/25/22 (a)(b)	USD	18,595	69,150

			467,489
Total Non-Agency Mortgage-Backed Securities — 2.9%			1,665,205

U.S. Government Sponsored Agency Securities
Agency Obligations — 1.3%
Fannie Mae, Series 2011-8, Class ZA, 4.00%, 2/25/41		258	271,505
Federal Home Loan Bank, 4.00%, 4/10/28		400	442,434

			713,939
Collateralized Mortgage Obligations — 0.3%
Ginnie Mae, Series 2014-107, Class WX, 6.80%, 7/20/39 (b)		166	191,133
Interest Only Commercial Mortgage-Backed Securities — 1.7%
Fannie Mae, Series 2016-M4, Class X2, 2.80%, 1/25/39 (b)		541	64,968
Freddie Mac:
Series K064, Class X1, 0.75%, 3/25/27 (b)		1,200	59,347
Series K718, Class X1, 0.77%, 1/25/22 (b)		330	8,307
Ginnie Mae:
Series 2002-83, Class IO, 0.00%, 10/16/42-11/16/43 (b)(c)(d)		2,518	97
Series 2016-137, Class IO, 0.95%, 10/16/56 (b)		593	45,399
Series 2016-140, Class IO, 0.94%, 5/16/58 (b)		594	44,548
Series 2016-143, Class IO, 0.97%, 10/16/56		560	44,353
Series 2016-176, Class IO, 1.01%, 8/16/58 (b)		1,193	103,890
Series 2017-24, Class IO, 0.87%, 12/16/56 (b)		298	21,749
Series 2017-30, Class IO, 0.76%, 8/16/58 (b)		637	44,474
Series 2017-35, Class IO, 0.71%, 3/30/47 (b)		1,056	74,381
Series 2017-44, Class IO, 0.70%, 4/17/51 (b)		637	42,174
Series 2017-53, Class IO, 0.69%, 12/15/56 (b)		3,989	267,154
Series 2017-54, Class IO, 0.68%, 12/31/49 (b)		414	29,158
Series 2017-61, Class IO, 0.77%, 10/16/56 (b)		429	36,812
Series 2017-64, Class IO, 0.72%, 10/16/56 (b)		304	22,235
Series 2017-72, Class IO, 0.68%, 4/16/57 (b)		1,124	79,488

			988,534

See Notes to Financial Statements.

130	BLACKROCK SERIES FUND, INC.	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

U.S. Government Sponsored Agency Securities		Par (000)	Value
Mortgage-Backed Securities — 74.3%
Fannie Mae Mortgage-Backed Securities:
2.50%, 4/01/30-7/01/32 (e)	USD	2,347	$2,360,535
3.00%, 4/01/29-7/01/47 (e)		9,188	9,252,239
3.50%, 7/01/26-7/01/47 (e)		5,190	5,360,074
4.00%, 2/01/25-7/01/47 (e)		2,360	2,502,774
4.50%, 6/01/26-7/01/47 (e)		752	809,660
5.00%, 2/01/35-12/01/43		346	379,097
5.50%, 11/01/21-9/01/39		460	508,960
6.00%, 4/01/35-7/01/47 (e)		376	427,469
6.50%, 5/01/40		69	76,710
Freddie Mac Mortgage-Backed Securities:
2.50%, 3/01/30-7/01/32 (e)		546	549,918
3.00%, 1/01/30-7/01/47 (e)		6,763	6,767,606
3.50%, 7/01/32-7/01/47 (e)		2,394	2,465,011
4.00%, 8/01/40-7/01/47 (e)		1,657	1,744,416
4.50%, 2/01/39-7/01/47 (e)		517	554,483
5.00%, 11/01/41		162	177,223
5.50%, 6/01/41		152	168,982
8.00%, 3/01/30-6/01/31		16	16,639
Ginnie Mae Mortgage-Backed Securities:
3.00%, 7/15/47 (e)		2,082	2,103,036
3.50%, 12/20/41-7/15/47 (e)		2,598	2,694,349
4.00%, 10/20/40-7/15/47 (e)		1,858	1,958,262
4.50%, 12/20/39-7/15/47 (e)		1,600	1,721,818
5.00%, 7/15/39-7/20/44		119	130,869

			42,730,130
Total U.S. Government Sponsored Agency Securities — 77.6%			44,623,736

U.S. Treasury Obligations
U.S. Treasury Bonds:
2.13%, 3/31/24		1,621	1,622,203
2.88%, 11/15/46		1,427	1,434,860
3.00%, 2/15/47 (f)		1,382	1,425,619
3.00%, 5/15/47 (f)		892	920,572
U.S. Treasury Notes:
1.25%, 3/31/19-5/31/19 (f)		5,856	5,842,332
1.63%, 3/15/20		2,935	2,944,286
1.50%, 4/15/20-5/15/20		4,921	4,916,947
1.88%, 3/31/22-4/30/22		4,742	4,742,925
1.75%, 5/31/22 (f)		1,593	1,583,667
2.00%, 4/30/24-11/15/26 (f)		3,519	3,478,362
2.25%, 2/15/27		767	763,435
2.38%, 5/15/27 (f)		253	254,601
Total U.S. Treasury Obligations — 52.1%			29,929,809
Total Long-Term Investments (Cost — $78,798,432) — 137.3%			78,918,567

Options Purchased			Value
(Cost — $23,679) — 0.0%			$15,348
Total Investments Before TBA Sale Commitments and Options Written (Cost — $78,822,111) — 137.3%			78,933,915

TBA Sale Commitments (e)		Par (000)
Mortgage-Backed Securities — (32.5)%
Fannie Mae Mortgage-Backed Securities:
2.50%, 7/01/32	USD	597	(599,098)
3.00%, 7/01/32-7/01/47		6,948	(6,995,310)
3.50%, 7/01/32-7/01/47		2,513	(2,587,783)
4.00%, 7/01/32-7/01/47		498	(522,822)
4.50%, 7/01/47		87	(93,325)
5.00%, 7/01/47		56	(61,171)
5.50%, 7/01/47		74	(81,978)
6.00%, 7/01/47		138	(155,272)
Freddie Mac Mortgage-Backed Securities:
3.00%, 7/01/47		4,787	(4,774,516)
3.50%, 7/01/47		550	(565,024)
4.00%, 7/01/47		672	(706,737)
4.50%, 7/01/47		148	(158,547)
Ginnie Mae Mortgage-Backed Securities:
3.00%, 7/15/47		27	(27,272)
3.50%, 7/15/47		111	(115,078)
4.00%, 7/15/47		728	(765,538)
4.50%, 7/15/47		459	(487,831)
Total TBA Sale Commitments (Proceeds — $18,773,256) — (32.5)%			(18,697,302)

Options Written
(Premiums Received — $3,675) — (0.0)%			(1,381)
Total Investments Net of TBA Sale Commitments and Options Written — 104.8%			60,235,232
Liabilities in Excess of Other Assets — (4.8)%			(2,756,182)

Net Assets — 100.0%			$57,479,050

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate as of period end.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(d)	Zero-coupon bond.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2017	131

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

(e)	Represents or includes a TBA transaction. As of period end, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$(1,223,839)	$4,835
Citigroup Global Markets, Inc.	$(1,403,299)	$6,923
Credit Suisse Securities (USA) LLC	$(747,185)	$8,365
Daiwa Capital Markets America, Inc.	$202,016	$(1,359)
Deutsche Bank Securities, Inc.	$(205,247)	$935
Goldman Sachs & Co.	$(149,633)	$(2,578)
J.P. Morgan Securities LLC	$394,408	$(1,689)
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$(212,620)	$3,401
Mizuho Securities USA LLC	$(173,110)	$792
Morgan Stanley & Co. LLC	$(594,149)	$1,170
Nomura Securities International, Inc.	$(31,157)	$87
RBC Capital Markets, LLC	$714,572	$(4,996)
Wells Fargo Securities, LLC	$(399,065)	$2,814
(f)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

•	During the six months ended June 30, 2017, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2016	Net Activity	Shares Held at June 30, 2017	Value at June 30, 2017	Income
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	—	—	—	$2,650
•	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Reverse repurchase agreements

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements
BNP Paribas Securities Corp.	1.03%	6/30/17	7/03/17	$256,163	$256,185	U.S. Treasury Obligations	Overnight
Deutsche Bank Securities, Inc.	1.45%	6/30/17	7/03/17	927,680	927,792	U.S. Treasury Obligations	Overnight
J.P. Morgan Securities LLC	0.50%	6/30/17	7/03/17	1,464,168	1,464,229	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1.18%	6/30/17	7/03/17	1,589,018	1,589,174	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1.30%	6/30/17	7/03/17	1,447,645	1,447,802	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1.35%	6/30/17	7/03/17	1,089,898	1,090,021	U.S. Treasury Obligations	Overnight
Total				$6,774,572	$6,775,203

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Long (Short)	Issue	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
(8)	Euro-Bobl	September 2017	USD	1,203,372	$3,283
8	U.S. Treasury Bonds (30 Year)	September 2017	USD	1,229,500	11,276
3	U.S. Treasury Notes (2 Year)	September 2017	USD	648,328	(300)
11	U.S. Treasury Notes (5 Year)	September 2017	USD	1,296,195	(3,692)
(37)	U.S. Treasury Notes (10 Year)	September 2017	USD	4,644,656	23,446
(14)	Euro Dollar	June 2018	USD	3,442,775	1,995
(13)	Euro Dollar	March 2019	USD	3,189,713	(2,941)
Total					$33,067

See Notes to Financial Statements.

132	BLACKROCK SERIES FUND, INC.	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	7,500	RUB	438,300	BNP Paribas S.A.	7/03/17	$73
EUR	105,249	USD	120,000	Morgan Stanley & Co. International PLC	7/05/17	244
GBP	92,507	USD	120,000	Morgan Stanley & Co. International PLC	7/05/17	507
HUF	7,157,168	USD	26,374	Deutsche Bank AG	7/05/17	100
HUF	195,673	USD	721	JPMorgan Chase Bank N.A.	7/05/17	2
HUF	716,235	USD	2,637	Morgan Stanley & Co. International PLC	7/05/17	12
HUF	24,514,915	USD	90,268	Morgan Stanley & Co. International PLC	7/05/17	410
JPY	13,544,806	USD	120,000	BNP Paribas S.A.	7/05/17	453
SEK	1,021,096	USD	120,000	Deutsche Bank AG	7/05/17	1,240
TRY	428,544	USD	120,000	BNP Paribas S.A.	7/05/17	1,621
USD	120,000	JPY	13,250,640	Royal Bank of Scotland PLC	7/05/17	2,163
USD	120,000	ZAR	1,562,215	BNP Paribas S.A.	7/05/17	699
ZAR	1,591,734	USD	120,000	BNP Paribas S.A.	7/05/17	1,555
CLP	7,382,375	USD	11,000	Credit Suisse International	7/06/17	119
RUB	716,280	USD	12,000	JPMorgan Chase Bank N.A.	7/06/17	130
USD	120,000	BRL	395,340	BNP Paribas S.A.	7/06/17	832
USD	11,000	COP	31,996,250	Credit Suisse International	7/06/17	511
USD	40,000	COP	121,600,000	Barclays Bank PLC	7/07/17	143
USD	80,000	COP	242,333,360	BNP Paribas S.A.	7/07/17	569
RUB	502,520	USD	8,500	JPMorgan Chase Bank N.A.	7/10/17	2
USD	13,565	RUB	796,112	Credit Suisse International	7/10/17	95
USD	13,435	RUB	788,269	Deutsche Bank AG	7/10/17	98
JPY	1,350,894	USD	12,000	Goldman Sachs International	7/11/17	17
MYR	17,220	USD	4,000	BNP Paribas S.A.	7/17/17	8
MYR	21,720	USD	5,000	JPMorgan Chase Bank N.A.	7/17/17	56
MYR	22,040	USD	5,000	JPMorgan Chase Bank N.A.	7/17/17	131
TRY	78,001	USD	22,000	BNP Paribas S.A.	7/21/17	34
TRY	32,030	USD	9,000	Citibank N.A.	7/21/17	48
USD	2,561	MXN	46,310	BNP Paribas S.A.	7/21/17	19
USD	6,439	MXN	116,405	JPMorgan Chase Bank N.A.	7/21/17	48
USD	9,000	ZAR	115,855	Citibank N.A.	7/21/17	179
RUB	720,840	USD	12,000	BNP Paribas S.A.	7/24/17	159
RUB	715,920	USD	12,000	Deutsche Bank AG	7/24/17	76
USD	9,000	COP	26,406,000	BNP Paribas S.A.	8/09/17	386
IDR	67,325,000	USD	5,000	Bank of America N.A.	8/15/17	24
IDR	75,386,742	USD	5,600	Citibank N.A.	8/15/17	26
IDR	107,713,941	USD	8,000	Citibank N.A.	8/15/17	39
IDR	56,005,714	USD	4,161	JPMorgan Chase Bank N.A.	8/15/17	18
IDR	84,040,320	USD	6,240	JPMorgan Chase Bank N.A.	8/15/17	31
MYR	60,543	USD	14,000	Morgan Stanley & Co. International PLC	8/17/17	75
USD	10,000	COP	29,880,000	Barclays Bank PLC	8/22/17	268
USD	9,000	COP	27,319,500	Credit Suisse International	8/22/17	102
EUR	8,800	USD	9,950	JPMorgan Chase Bank N.A.	9/07/17	138
AUD	324,000	USD	244,950	Citibank N.A.	9/20/17	3,815
AUD	28,000	USD	21,176	Credit Suisse International	9/20/17	322
EUR	185,000	USD	211,047	Goldman Sachs International	9/20/17	1,183
EUR	180,000	USD	203,775	Goldman Sachs International	9/20/17	2,720
USD	37,497	MXN	681,618	Deutsche Bank AG	9/20/17	430

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2017	133

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	36,754	MXN	665,784	Deutsche Bank AG	9/20/17	$548
USD	149,989	MXN	2,726,808	Goldman Sachs International	9/20/17	1,703
USD	36,754	MXN	666,354	Royal Bank of Scotland PLC	9/20/17	517
USD	49,005	MXN	889,588	Royal Bank of Scotland PLC	9/20/17	629
USD	43,445	TRY	157,512	BNP Paribas S.A.	10/23/17	111
TRY	374,488	USD	96,748	BNP Paribas S.A.	6/25/18	2

						25,440

MXN	46,493	USD	2,571	Barclays Bank PLC	7/03/17	(11)
MXN	46,488	USD	2,571	Deutsche Bank AG	7/03/17	(11)
MXN	69,728	USD	3,857	Morgan Stanley & Co. International PLC	7/03/17	(17)
RUB	433,125	USD	7,500	Deutsche Bank AG	7/03/17	(161)
RUB	6,869,580	USD	120,000	BNP Paribas S.A.	7/05/17	(3,645)
USD	120,000	EUR	106,525	Deutsche Bank AG	7/05/17	(1,702)
USD	120,000	GBP	92,857	Deutsche Bank AG	7/05/17	(963)
USD	120,000	HUF	32,860,200	BNP Paribas S.A.	7/05/17	(1,546)
USD	70,000	RUB	4,149,740	Deutsche Bank AG	7/05/17	(287)
USD	50,000	RUB	2,961,165	JPMorgan Chase Bank N.A.	7/05/17	(156)
USD	120,000	SEK	1,039,008	Royal Bank of Scotland PLC	7/05/17	(3,366)
USD	120,000	TRY	423,789	BNP Paribas S.A.	7/05/17	(272)
BRL	391,980	USD	120,000	Goldman Sachs International	7/06/17	(1,844)
COP	14,620,000	USD	5,000	Royal Bank of Scotland PLC	7/06/17	(207)
COP	17,538,000	USD	6,000	UBS AG	7/06/17	(251)
USD	11,000	CLP	7,310,710	Royal Bank of Scotland PLC	7/06/17	(11)
USD	12,000	RUB	720,720	Goldman Sachs International	7/06/17	(205)
COP	146,800,000	USD	50,000	JPMorgan Chase Bank N.A.	7/07/17	(1,883)
COP	205,520,000	USD	70,000	UBS AG	7/07/17	(2,636)
RUB	397,599	USD	6,750	Barclays Bank PLC	7/10/17	(23)
RUB	397,778	USD	6,750	Barclays Bank PLC	7/10/17	(20)
USD	14,000	MYR	60,410	Morgan Stanley & Co. International PLC	7/17/17	(62)
MXN	162,556	USD	9,000	Barclays Bank PLC	7/21/17	(76)
ZAR	83,767	USD	6,439	Barclays Bank PLC	7/21/17	(61)
ZAR	33,339	USD	2,561	BNP Paribas S.A.	7/21/17	(23)
IDR	146,740,000	USD	11,000	BNP Paribas S.A.	7/24/17	(21)
IDR	333,500,000	USD	25,000	JPMorgan Chase Bank N.A.	7/24/17	(49)
MXN	162,871	USD	9,000	Morgan Stanley & Co. International PLC	7/27/17	(68)
CLP	1,237,905	USD	1,867	Bank of America N.A.	7/28/17	(3)
CLP	3,536,178	USD	5,333	BNP Paribas S.A.	7/28/17	(11)
CLP	3,316,500	USD	5,000	BNP Paribas S.A.	7/28/17	(8)
CLP	530,560	USD	800	Goldman Sachs International	7/28/17	(1)
RUB	889,800	USD	15,000	Deutsche Bank AG	7/28/17	(4)
TRY	22,007	USD	6,234	BNP Paribas S.A.	7/28/17	(30)
TRY	11,652	USD	3,299	BNP Paribas S.A.	7/28/17	(14)
TRY	22,013	USD	6,234	Goldman Sachs International	7/28/17	(28)
TRY	56,697	USD	16,000	HSBC Bank PLC	7/28/17	(17)
TRY	22,003	USD	6,234	JPMorgan Chase Bank N.A.	7/28/17	(31)
COP	27,396,000	USD	9,000	Barclays Bank PLC	8/09/17	(63)
USD	29,000	IDR	395,026,400	BNP Paribas S.A.	8/15/17	(478)
COP	30,521,700	USD	10,000	UBS AG	8/22/17	(59)
USD	9,950	EUR	8,800	BNP Paribas S.A.	9/07/17	(138)

See Notes to Financial Statements.

134	BLACKROCK SERIES FUND, INC.	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	133,019	AUD	176,000	Goldman Sachs International	9/20/17	$(2,112)
USD	133,228	AUD	176,000	Goldman Sachs International	9/20/17	(1,903)
USD	410,738	EUR	365,000	Barclays Bank PLC	9/20/17	(7,987)
USD	102,896	TRY	374,488	BNP Paribas S.A.	10/23/17	(133)
TRY	157,512	USD	40,862	BNP Paribas S.A.	6/25/18	(168)
						(32,765)

Net Unrealized Depreciation						$(7,325)

Exchange-Traded Options Purchased

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Euro Dollar 90-Day	Put	10/13/17	USD	98.00	55	$5,844
Euro Dollar 90-Day	Put	10/13/17	USD	98.13	24	4,800
Euro Dollar 90-Day	Put	10/13/17	USD	97.75	24	4,200
Total						$14,844

OTC Options Purchased

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Value
USD Currency	Call	Barclays Bank PLC	7/07/17	JPY	111.00	USD	12	$160
USD Currency	Call	Deutsche Bank AG	8/07/17	RUB	58.00	USD	9	297
EUR Currency	Put	BNP Paribas S.A.	8/25/17	USD	1.12	EUR	13	47
Total								$504

Exchange-Traded Options Written

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Euro Dollar 90-Day	Put	10/13/17	USD	97.50	28	$(350)
Euro Dollar 90-Day	Put	10/13/17	USD	97.63	55	(1,031)
Total						$(1,381)

Centrally Cleared Credit Default Swaps - Buy Protection

Index	Pay Fixed Rate	Expiration Date	Notional Amount (000)		Unrealized Depreciation
CDX.NA.IG.28.V1	1.00%	6/20/22	USD	328	$(1,216)

Centrally Cleared Interest Rate Swaps

Fixed Rate	Floating Rate	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
7.36%[1]	28-day MXIBTIIE	N/A	1/28/19	MXN	2,579	$(828)
7.32%[2]	28-day MXIBTIIE	N/A	2/20/20	MXN	2,083	1,589
7.16%[2]	28-day MXIBTIIE	N/A	4/29/20	MXN	1,970	1,168
1.37%[1]	3-month LIBOR	N/A	11/30/20	USD	930	12,567
7.45%[2]	28-day MXIBTIIE	N/A	3/07/22	MXN	711	1,092
7.48%[2]	28-day MXIBTIIE	N/A	3/07/22	MXN	355	238
7.47%[2]	28-day MXIBTIIE	N/A	3/07/22	MXN	355	237
7.16%[2]	28-day MXIBTIIE	N/A	6/01/22	MXN	846	703
2.13%[2]	3-month LIBOR	N/A	8/25/25	USD	10	28
3.45%[2]	UK RPI All Items Monthly	N/A	10/15/26	GBP	142	657

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2017	135

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

Fixed Rate	Floating Rate	Effective Date	Expiration Date		Notional Amount (000)	Unrealized Appreciation (Depreciation)
3.46%[2]	UK RPI All Items Monthly	N/A	10/15/26	GBP	146	$966
3.43%[2]	UK RPI All Items Monthly	N/A	10/15/26	GBP	140	258
7.41%[2]	28-day MXIBTIIE	N/A	5/25/27	MXN	485	452
7.38%[2]	28-day MXIBTIIE	N/A	5/25/27	MXN	79	62
7.82%[2]	28-day MXIBTIIE	N/A	3/04/37	MXN	171	154
7.92%[2]	28-day MXIBTIIE	N/A	5/01/37	MXN	223	421
7.95%[2]	28-day MXIBTIIE	N/A	5/01/37	MXN	205	444
Total						$20,208

[1]	The Fund pays the fixed rate and receives the floating rate.

[2]	The Fund pays the floating rate and receives the fixed rate.

OTC Credit Default Swaps - Buy Protection

Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid	Unrealized Depreciation
Republic of the Philippines	1.00%	JPMorgan Chase Bank N.A.	6/20/22	USD	231	$(2,617)	$(570)	$(2,047)

OTC Interest Rate Swaps
Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
13.13%[1]	1-day BZDIOVER	Bank of America N.A.	7/03/17	BRL	140	(170)	—	$ (170)
13.11%[1]	1-day BZDIOVER	Citibank N.A.	7/03/17	BRL	168	(197)	—	(197)
12.85%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	7/03/17	BRL	11	(8)	—	(8)
9.50%[1]	1-day BZDIOVER	Bank of America N.A.	10/02/17	BRL	342	(10)	—	(10)
9.99%[1]	1-day BZDIOVER	Citibank N.A.	1/02/18	BRL	280	(293)	—	(293)
8.98%[1]	1-day BZDIOVER	Citibank N.A.	1/02/18	BRL	86	41	—	41
9.98%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/18	BRL	280	(192)	—	(192)
7.07%[2]	28-day MXIBTIIE	Citibank N.A.	11/21/18	MXN	820	15	—	15
7.06%[2]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	11/21/18	MXN	984	189	—	189
6.98%[2]	28-day MXIBTIIE	Citibank N.A.	11/28/18	MXN	1,400	(56)	$ (3)	(53)
6.98%[2]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	11/28/18	MXN	794	(32)	(2)	(30)
9.25%[2]	1-day BZDIOVER	Citibank N.A.	1/02/19	BRL	238	224	—	224
9.28%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/19	BRL	226	235	—	235
9.73%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/20	BRL	170	174	—	174
3.78%[2]	7-day China Fixing Repo Rates	Bank of America N.A.	6/02/22	CNY	74	15	(1)	16
6.32%[2]	28-day MXIBTIIE	Goldman Sachs International	8/06/25	MXN	511	(1,315)	(3)	(1,312)
6.31%[1]	28-day MXIBTIIE	Deutsche Bank AG	8/11/25	MXN	640	1,679	3	1,676
Total						$299	$ (6)	$ 305

[1]	The Fund pays the fixed rate and receives the floating rate.

[2]	The Fund pays the floating rate and receives the fixed rate.

Transactions in Options Written for the Six Months Ended June 30, 2017

	Calls				Puts
		Notional (000)				Notional (000)
	Contracts	EUR	USD	Premiums Received	Contracts	EUR	USD	Premiums Received

Outstanding options, beginning of period	—	—	6,080	$ 35,685	—	—	6,080	$30,326
Options written	37	730	11,930	81,158	83	730	12,994	82,949
Options expired	(37)	—	—	(9,365)	—	—	(1,064)	(2,956)
Options closed	—	(730)	(18,010)	(107,478)	—	(730)	(18,010)	(106,644)

Outstanding options, end of period	—	—	—	—	83	—	—	$3,675

See Notes to Financial Statements.

136	BLACKROCK SERIES FUND, INC.	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets - Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$40,000	—	$40,000
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$25,440	—	—	25,440
Options purchased	Investments at value — unaffiliated[2]	—	—	—	504	14,844	—	15,348
Swaps - centrally cleared	Net unrealized appreciation[1]	—	—	—	—	19,155	$1,881	21,036
Swaps - OTC	Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	—	—	2,573	—	2,573

Total		—	—	—	$25,944	$76,572	$1,881	$104,397

Liabilities - Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$6,933	—	$6,933
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$32,765	—	—	32,765
Options written	Options written, at value	—	—	—	—	1,381	—	1,381
Swaps - centrally cleared	Net unrealized depreciation[1]	—	$1,216	—	—	828	—	2,044
Swaps - OTC	Unrealized depreciation on OTC swaps; Swap premiums received	—	2,617	—	—	2,274	—	4,891

Total		—	$3,833	—	$32,765	$11,416	—	$48,014

[1]

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

For the six months ended June 30, 2017, the effect of derivative financial instruments in the Statements of Operations were as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$(144,666)	—	$(144,666)
Foreign currency transactions	—	—	—	$21,046	—	—	21,046
Options purchased[1]	—	—	—	(22,885)	(40,728)	—	(63,613)
Options written	—	—	—	(2,059)	46,021	—	43,962
Swaps	—	$(7,252)	—	(9,054)	(42,323)	—	(58,629)

Total	—	$(7,252)	—	$(12,952)	$(181,696)	—	$(201,900)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$98,952	—	$98,952
Foreign currency translations	—	—	—	$(11,512)	—	—	(11,512)
Options purchased[1]	—	—	—	(7,627)	(8,515)	—	(16,142)
Options written	—	—	—	—	(4,399)	—	(4,399)
Swaps	—	$(1,252)	—	—	55,326	$5,246	59,320

Total	—	$(1,252)	—	$(19,139)	$141,364	$5,246	$126,219

[1]	Options purchased are included in the net realized gain (loss) from investments and the net change in unrealized appreciation (depreciation) on investments.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2017	137

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts - long	$3,207,621
Average notional value of contracts - short	$15,752,304
Forward foreign currency exchange contracts:
Average amounts purchased - in USD	$1,817,185
Average amounts sold - USD	$1,651,828
Options:
Average value of option contracts purchased	$17,291
Average value of option contracts written	$691
Average notional value of swaption contracts purchased	$350,000
Average notional value of swaption contracts written	$12,080,000
Credit default swaps:
Average notional value - buy protection	$559,000
Interest rate swaps:
Average notional value - pays fixed rate	$4,624,264
Average notional value - receives fixed rate	$4,395,813
Total return swaps:
Average notional value	$968,124

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$11,340		$6,429
Forward foreign currency exchange contracts	25,440		32,765
Options	15,348	[1]	1,381
Swaps - Centrally cleared	—		3,917
Swaps - OTC[2]	2,573		4,891

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$54,701		$49,383
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(26,184)		(11,727)

Total derivative assets and liabilities subject to an MNA	$28,517		$37,656

[1]	Includes options purchased at value which is included in Investments at value - unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.

[2]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund.

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$40	$(40)	—	—	—
Barclays Bank PLC	571	(571)	—	—	—
BNP Paribas S.A	6,568	(6,487)	—	—	$81
Citibank N.A.	4,387	(546)	—	—	3,841
Credit Suisse International	1,149	—	—	—	1,149
Deutsche Bank AG	4,468	(3,128)	—	—	1,340
Goldman Sachs International	5,623	(5,623)	—	—	—
JPMorgan Chase Bank N.A.	1,154	(1,154)	—	—	—
Morgan Stanley & Co. International PLC	1,248	(147)	—	—	1,101
Royal Bank of Scotland PLC	3,309	(3,309)	—	—	—

Total	$28,517	$(21,005)	—	—	$7,512

[1]	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

See Notes to Financial Statements.

138	BLACKROCK SERIES FUND, INC.	JUNE 30, 2017

Schedule of Investments (concluded)	BlackRock U.S. Government Bond Portfolio

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Bank of America N.A	$184	$(40)	—	—	$144
Barclays Bank PLC	8,241	(571)	—	—	7,670
BNP Paribas S.A	6,487	(6,487)	—	—	—
Citibank N.A	546	(546)	—	—	—
Deutsche Bank AG	3,128	(3,128)	—	—	—
Goldman Sachs International	7,408	(5,623)	—	—	1,785
HSBC Bank PLC	17	—	—	—	17
JPMorgan Chase Bank N.A	4,968	(1,154)	—	—	3,814
Morgan Stanley & Co. International PLC	147	(147)	—	—	—
Royal Bank of Scotland PLC	3,584	(3,309)	—	—	275
UBS AG	2,946	—	—	—	2,946
Total	$37,656	$(21,005)	—	—	$16,651

[1]	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

      Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and       derivative financial instruments, refer to the Notes to Financial Statements.

      The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$1,700,217	$340,213	$2,040,430
Corporate Bonds	—	40,797	—	40,797
Foreign Government Obligations	—	618,590	—	618,590
Non-Agency Mortgage-Backed Securities	—	1,665,205	—	1,665,205
U.S. Government Sponsored Agency Securities	—	44,623,736	—	44,623,736
U.S. Treasury Obligations	—	29,929,809	—	29,929,809
Options Purchased:
Foreign currency exchange contracts	—	504	—	504
Interest rate contracts	$14,844	—	—	14,844
Liabilities:
Investments:
TBA Sale Commitments	—	(18,697,302)	—	(18,697,302)

Total	$14,844	$59,881,556	$340,213	$60,236,613

Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$25,440	—	$25,440
Interest rate contracts	$40,000	21,725	—	61,725
Other contracts	—	1,881	—	1,881
Liabilities:
Credit contracts	—	(3,263)	—	(3,263)
Foreign currency exchange contracts	—	(32,765)	—	(32,765)
Interest rate contracts	(8,314)	(3,093)	—	(11,407)

Total	$31,686	$9,925	—	$41,611

[1]    Derivative financial instruments are swaps, futures contracts, forward foreign currency contracts and options written. Swaps, futures contracts and forward foreign currency contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $6,775,203 are categorized as Level 2 within the disclosure hierarchy.

During the six months ended June 30, 2017, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2017	139

Statements of Assets and Liabilities

June 30, 2017 (Unaudited)	BlackRock Advantage Large Cap Core Portfolio	BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Global Allocation Portfolio[1]

Assets
Investments at value — unaffiliated[2,3]	$174,045,951	$494,955,601	$156,811,053	$203,099,657
Investments at value — affiliated[4]	14,882,647	56,705,338	8,757,205	12,702,662
Cash	34,612	1,437,576	—	3,619
Cash held for investments sold short	—	—	—	1,488,522
Cash pledged:
Futures contracts	103,000	1,824,000	—	177,000
Centrally cleared swaps	—	152,182	—	103,750
Foreign currency at value[5]	—	1,863,174	—	131,993
Receivables:
Investments sold	944,971	2,425,164	719,816	1,772,384
Securities lending income — affiliated	1,605	2,787	20,116	6,550
TBA sale commitments	—	30,623,466	—	—
Capital shares sold	2,650	—	—	3,739
Dividends — unaffiliated	107,448	187,079	16,345	180,835
Dividends — affiliated	6,451	24,376	954	3,484
Interest — unaffiliated	—	928,526	—	520,348
From the Manager	35,783	84,424	24,462	49,109
Swap premiums paid	—	36,780	—	—
Unrealized appreciation on:
Forward foreign currency exchange contracts	—	289,296	—	36,916
OTC swaps	—	60,891	—	392,023
Variation margin receivable on financial futures contracts	681	24,378	—	5,530
Variation margin receivable on centrally cleared swaps	—	—	—	1,107
Prepaid expenses	423	1,259	650	8,239
Other assets	—	18,474	—	—

Total assets	190,166,222	591,644,771	166,350,601	220,687,467

Liabilities
Investments sold short at value[6]	—	—	—	1,697,917
Cash received as collateral for OTC derivatives	—	—	—	700,000
Borrowed bonds at value[7]	—	1,098,961	—	—
Collateral on securities loaned at value	8,091,363	10,284,931	8,688,157	4,797,793
Options written at value[8]	—	9,025	—	323,698
TBA sale commitments at value[9]	—	30,496,501	—	—
Reverse repurchase agreements	—	10,017,553	—	—
Payables:
Investments purchased	5,865,924	38,334,525	784,464	1,050,553
Capital shares redeemed	112,192	247,759	2,698	102,719
Deferred foreign capital gain tax	—	—	—	24,439
Foreign taxes	—	233	—	—
Interest expense	—	885	—	—
Investment advisory fees	52,990	148,244	47,444	63,625
Officer’s and Directors’ fees	1,156	2,386	1,130	1,402
Other affiliates	1,343	5,386	1,231	1,787
Swap premiums received	—	66,735	—	—
Unrealized depreciation on:
Forward foreign currency exchange contracts	—	119,059	—	105,822
OTC swaps	—	65,369	—	1,439
Variation margin payable on financial futures contracts	—	199,585	—	2,248
Variation margin payable on centrally cleared swaps	—	12,453	—	—
Other accrued expenses payable	121,669	358,527	111,662	409,043

Total liabilities	14,246,637	91,468,117	9,636,786	9,282,485

Net Assets	$175,919,585	$500,176,654	$156,713,815	$211,404,982

See Notes to Financial Statements.

140	BLACKROCK SERIES FUND, INC.	JUNE 30, 2017

Statements of Assets and Liabilities (continued)

June 30, 2017 (Unaudited)	BlackRock Advantage Large Cap Core Portfolio	BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Global Allocation Portfolio[1]

Net Assets Consist of
Paid-in capital	$123,001,128	$408,240,898	$110,258,959	$199,081,403
Undistributed net investment income	1,207,084	4,761,170	179,444	374,773
Accumulated net realized gain	39,310,574	66,820,114	10,880,140	253,448
Net unrealized appreciation (depreciation)	12,400,799	20,354,472	35,395,272	11,695,358

Net Assets	$175,919,585	$500,176,654	$156,713,815	$211,404,982

Shares outstanding, $0.10 par value[10]	5,914,423	27,724,019	3,964,400	13,430,300

Net asset value, offering and redemption price per share	$29.74	$18.04	$39.53	$15.74

[1] Consolidated Statement of Assets and Liabilities [2] Investments at cost — unaffiliated	$161,638,013	$474,330,867	$121,415,086	$191,538,925
[3] Securities loaned at value	$7,929,856	$10,090,791	$8,569,000	$4,663,334
[4] Investments at cost — affiliated	$14,883,280	$57,217,234	$8,757,900	$12,808,761
[5] Foreign currency at cost	—	$1,847,828	—	$131,323
[6] Proceeds from investments sold short	—	—	—	$1,535,060
[7] Proceeds received from borrowed bonds	—	$1,084,779	—	—
[8] Premiums received	—	$27,297	—	$402,403
[9] Proceeds from TBA sale commitments	—	$30,623,466	—	—
[10] Authorized shares	100 million	300 million	100 million	100 million

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2017	141

Statements of Assets and Liabilities (continued)

June 30, 2017 (Unaudited)	BlackRock Government Money Market Portfolio	BlackRock High Yield Portfolio	BlackRock Total Return Portfolio	BlackRock U.S. Government Bond Portfolio

Assets
Investments at value — unaffiliated[1]	$69,161,800	$32,303,065	$69,399,048	$78,933,915
Investments at value — affiliated[2]	—	981,988	839,602	—
Cash	261,953	—	432,356	145,214
Cash pledged:
Futures contracts	—	2,000	—	33,540
Centrally cleared swaps	—	31,190	54,500	49,000
Foreign currency at value[3]	—	—	123,926	130,846
Repurchase agreements at value[4]	45,200,000	—	—	—
Receivables:
Investments sold	—	454,340	218,118	286,673
TBA sale commitments	—	—	9,861,656	18,773,256
Capital shares sold	139,649	—	—	1,206
Dividends — unaffiliated	—	1,108	—	—
Dividends — affiliated	—	275	352	677
Interest — unaffiliated	45,975	479,260	340,805	237,111
From the Manager	36,835	7,892	14,445	13,835
Swap premiums paid	—	195	16,105	3
Unrealized appreciation on:
Forward foreign currency exchange contracts	—	13,045	46,317	25,440
OTC swaps	—	34	17,855	2,570
Variation margin receivable on financial futures contracts	—	281	9,605	11,340
Variation margin receivable on centrally cleared swaps	—	535	—	—
Prepaid expenses	299	90	157	172
Other assets	—	—	1,211	48,070

Total assets	114,846,511	34,275,298	81,376,058	98,692,868

Liabilities
Borrowed bonds at value[5]	—	—	221,910	—
Bank overdraft	—	8,512	—	—
Options written at value[6]	—	245	3,239	1,381
TBA sale commitments at value[7]	—	—	9,822,102	18,697,302
Reverse repurchase agreements	—	—	7,388,836	6,775,203
Payables:
Investments purchased	1,000,000	600,203	9,017,589	15,320,888
Capital shares redeemed	540	579	2,962	155,362
Foreign taxes	—	—	87	—
Income dividends	—	154,665	131,344	104,623
Investment advisory fees	34,275	23	—	4,948
Officer’s and Directors’ fees	1,011	699	810	830
Other affiliates	969	284	505	545
Swap premiums received	—	2,345	24,953	579
Unrealized depreciation on:
Forward foreign currency exchange contracts	—	12,786	40,624	32,765
OTC swaps	—	1,287	23,725	4,312
Variation margin payable on financial futures contracts	—	—	7,074	6,429
Variation margin payable on centrally cleared swaps	—	—	4,727	3,917
Other accrued expenses payable	23,956	55,906	38,563	104,734

Total liabilities	1,060,751	837,534	26,729,050	41,213,818

Net Assets	$113,785,760	$33,437,764	$54,647,008	$57,479,050

See Notes to Financial Statements.

142	BLACKROCK SERIES FUND, INC.	JUNE 30, 2017

Statements of Assets and Liabilities (concluded)

June 30, 2017 (Unaudited)	BlackRock Government Money Market Portfolio	BlackRock High Yield Portfolio	BlackRock Total Return Portfolio	BlackRock U.S. Government Bond Portfolio

Net Assets Consist of
Paid-in capital	$113,785,261	$38,077,710	$57,671,327	$59,559,733
Undistributed (distributions in excess of) net investment income	—	(182,155)	(77,974)	113,341
Accumulated net realized gain (loss)	499	(5,120,652)	(3,452,952)	(2,475,168)
Net unrealized appreciation (depreciation)	—	662,861	506,607	281,144

Net Assets	$113,785,760	$33,437,764	$54,647,008	$57,479,050

Shares outstanding, $0.10 par value[8]	113,785,266	6,177,143	4,665,998	5,273,826

Net asset value, offering and redemption price per share	$1.00	$5.41	$11.71	$10.90

[1] Investments at cost — unaffiliated	$69,161,800	$31,640,519	$68,953,279	$78,822,111
[2] Investments at cost — affiliated	—	$981,988	$834,779	—
[3] Foreign currency at cost	—	—	$123,002	$130,597
[4] Repurchase agreements at cost	$45,200,000	—	—	—
[5] Proceeds received from borrowed bonds	—	—	$217,322	—
[6] Premiums received	—	$649	$9,574	$3,675
[7] Proceeds from TBA sale commitments	—	—	$9,861,656	$18,773,256
[8] Authorized shares	2 billion	100 million	100 million	100 million

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2017	143

Statements of Operations

Six Months Ended June 30, 2017 (Unaudited)	BlackRock Advantage Large Cap Core Portfolio	BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Global Allocation Portfolio[1]

Investment Income
Dividends — unaffiliated	$1,612,431	$2,837,654	$528,549	$1,531,718
Dividends — affiliated	15,595	301,615	2,679	13,977
Interest	230	2,337,743	—	841,572
Securities lending — affiliated — net	9,097	16,300	32,727	22,417
Foreign taxes withheld	(14,184)	(26,018)	(4,121)	(103,081)

Total investment income	1,623,169	5,467,294	559,834	2,306,603

Expenses
Investment advisory	318,609	911,250	274,322	385,268
Transfer agent	118,396	347,606	102,282	149,638
Professional	35,656	28,812	26,178	50,556
Accounting services	20,631	55,593	18,152	30,265
Printing	11,044	19,316	10,488	12,583
Officer and Directors	10,101	12,496	9,927	10,404
Custodian	6,965	59,001	12,463	146,439
Pricing	1,952	25,093	1,214	49,283
Miscellaneous	3,684	11,048	3,752	12,868

Total expenses excluding dividend expense and interest expense	527,038	1,470,215	458,778	847,304
Dividend expense	—	—	—	28,536
Interest expense	—	50,470	—	—

Total expenses	527,038	1,520,685	458,778	875,840
Less:
Fees waived by the Manager	(3,628)	(19,273)	(318)	(104,269)
Transfer agent fees reimbursed	(87,342)	(246,851)	(69,914)	(146,822)
Other expenses reimbursed	(2,582)	—	—	—

Total expenses after fees waived and/or reimbursed	433,486	1,254,561	388,546	624,749

Net investment income	1,189,683	4,212,733	171,288	1,681,854

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	34,904,479	58,971,945 [2]	6,898,005	6,751,988
Investments — affiliated	(1,055)	(183,372)	148	8,176
Futures contracts	108,049	1,412,779	—	(572,628)
Forward foreign currency exchange contracts	—	(114,084)	—	592,462
Foreign currency transactions	—	166,164	(59)	(1,384,156)
Options written	—	70,810	—	250,121
Short sales	—	—	—	(11,424)
Swaps	—	(19,362)	—	51,625
Borrowed bonds	—	(31,402)	—	—

	35,011,473	60,273,478	6,898,094	5,686,164

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(20,368,012)	(31,648,451)	17,014,530	9,461,680 [2]
Investments — affiliated	(263)	468,513	(636)	40,960
Futures contracts	10,773	29,176	—	26,496
Forward foreign currency exchange contracts	—	101,407	—	(1,438,022)
Foreign currency translations	—	17,587	—	13,879
Options written	—	2,825	—	234,039
Short sales	—	(4,832)	—	(102,639)
Swaps	—	(16,440)	—	197,694
Borrowed bonds	—	(23,227)	—	—

	(20,357,502)	(31,073,442)	17,013,894	8,434,087

Total realized and unrealized gain	14,653,971	29,200,036	23,911,988	14,120,251

Net Increase in Net Assets Resulting from Operations	$15,843,654	$33,412,769	$24,083,276	$15,802,105

[1] Consolidated Statement of Operations
[2] Net of foreign capital gain tax	—	$(338)	—	$(21,467)

See Notes to Financial Statements.

144	BLACKROCK SERIES FUND, INC.	JUNE 30, 2017

Statements of Operations (concluded)

Six Months Ended June 30, 2017 (Unaudited)	BlackRock Government Money Market Portfolio	BlackRock High Yield Portfolio	BlackRock Total Return Portfolio	BlackRock U.S. Government Bond Portfolio

Investment Income
Dividends — unaffiliated	—	$13,820	$6,928	—
Dividends — affiliated	—	1,269	13,498	$2,650
Interest	$440,858	1,018,798	845,907	720,377
Foreign taxes withheld	—	(9)	(26)	—

Total investment income	440,858	1,033,878	866,307	723,027

Expenses
Investment advisory	212,021	61,602	102,963	108,467
Transfer agent	121,383	25,733	40,833	43,960
Professional	24,364	27,059	34,886	35,258
Custodian	12,150	18,024	43,399	32,553
Printing	10,011	7,962	8,810	8,558
Officer and Directors	9,726	9,106	9,286	9,312
Accounting services	2,322	6,372	8,959	9,356
Registration	28	—	—	—
Miscellaneous	3,962	11,662	26,401	13,723

Total expenses excluding interest expense	395,967	167,520	275,537	261,187
Interest expense	—	—	19,060	22,872

Total expenses	395,967	167,520	294,597	284,059
Less:
Fees waived by the Manager	—	(59,916)	(95,041)	(71,534)
Transfer agent fees reimbursed	(107,836)	(23,253)	(38,354)	(41,480)
Other expenses reimbursed	—	—	(1,463)	—

Total expenses after fees waived and/or reimbursed	288,131	84,351	159,739	171,045

Net investment income	152,727	949,527	706,568	551,982

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	499	545,755	(175,628)	(864,143)
Investments — affiliated	—	2,494	23,791	—
Futures contracts	—	(26,653)	160,509	(144,666)
Forward foreign currency exchange contracts	—	21,719	(14,184)	21,046
Foreign currency transactions	—	879	10,357	(1,340)
Options written	—	13,120	25,400	43,962
Borrowed bonds	—	—	(21,214)	(149)
Swaps	—	39,679	(38,687)	(58,629)

	499	596,993	(29,656)	(1,003,919)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	—	81,626	834,339	1,189,262
Investments — affiliated	—	(1,138)	4,823	—
Futures contracts	—	(1,072)	8,525	98,952
Forward foreign currency exchange contracts	—	6,145	(17,809)	(11,512)
Foreign currency translations	—	5,605	1,233	332
Options written	—	(6,617)	677	(4,399)
Swaps	—	(19,537)	24,803	59,320
Borrowed bonds	—	—	(5,900)	(51)

	—	65,012	850,691	1,331,904

Total realized and unrealized gain	499	662,005	821,035	327,985

Net Increase in Net Assets Resulting from Operations	$153,226	$1,611,532	$1,527,603	$879,967

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2017	145

Statements of Changes in Net Assets

	BlackRock Advantage Large Cap Core Portfolio		BlackRock Balanced Capital Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016

Operations
Net investment income	$1,189,683	$2,175,951	$4,212,733	$8,292,344
Net realized gain	35,011,473	13,875,708	60,273,478	33,164,356
Net change in unrealized appreciation (depreciation)	(20,357,502)	93,987	(31,073,442)	(1,754,877)

Net increase in net assets resulting from operations	15,843,654	16,145,646	33,412,769	39,701,823

Distributions to Shareholders From[1]
Net investment income	—	(2,163,153)	—	(8,250,008)
Net realized gain	—	(10,752,453)	—	(27,748,529)

Decrease in net assets resulting from distributions to shareholders	—	(12,915,606)	—	(35,998,537)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(7,911,153)	(4,416,028)	(23,677,700)	(12,700,405)

Net Assets
Total increase (decrease) in net assets	7,932,501	(1,185,988)	9,735,069	(8,997,119)
Beginning of period	167,987,084	169,173,072	490,441,585	499,438,704

End of period	$175,919,585	$167,987,084	$500,176,654	$490,441,585

Undistributed net investment income, end of period	$1,207,084	$17,401	$4,761,170	$548,437

[1]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

146	BLACKROCK SERIES FUND, INC.	JUNE 30, 2017

Statements of Changes in Net Assets (continued)

	BlackRock Capital Appreciation Portfolio		BlackRock Global Allocation Portfolio[1]
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016

Operations
Net investment income	$171,288	$308,556	$1,681,854	$3,479,951
Net realized gain (loss)	6,898,094	5,410,955	5,686,164	(4,100,832)
Net change in unrealized appreciation (depreciation)	17,013,894	(5,505,546)	8,434,087	9,211,000

Net increase in net assets resulting from operations	24,083,276	213,965	15,802,105	8,590,119

Distributions to Shareholders From[2]
Net investment income	—	(329,224)	—	(3,425,008)
Net realized gain	—	(3,243,851)	—	—

Decrease in net assets resulting from distributions to shareholders	—	(3,573,075)	—	(3,425,008)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(6,388,598)	(14,343,991)	(10,922,209)	(28,288,889)

Net Assets
Total increase (decrease) in net assets	17,694,678	(17,703,101)	4,879,896	(23,123,778)
Beginning of period	139,019,137	156,722,238	206,525,086	229,648,864

End of period	$156,713,815	$139,019,137	$211,404,982	$206,525,086

Undistributed (distributions in excess of) net investment income, end of period	$179,444	$8,156	$374,773	$(1,307,081)

[1]	Consolidated Statements of Changes in Net Assets.
[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2017	147

Statements of Changes in Net Assets (continued)

	BlackRock Government Money Market Portfolio		BlackRock High Yield Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016

Operations
Net investment income	$152,727	$3,280	$949,527	$1,870,604
Net realized gain (loss)	499	216	596,993	(1,067,419)
Net change in unrealized appreciation (depreciation)	—	—	65,012	3,677,847

Net increase in net assets resulting from operations	153,226	3,496	1,611,532	4,481,032

Distributions to Shareholders From[1]
Net investment income	(152,727)	(3,280)	(977,579)	(1,884,996)
Net realized gain	—	(706)	—	—

Decrease in net assets resulting from distributions to shareholders	(152,727)	(3,986)	(977,579)	(1,884,996)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(8,272,036)	(3,582,913)	(990,450)	(589,632)

Net Assets
Total increase (decrease) in net assets	(8,271,537)	(3,583,403)	(356,497)	2,006,404
Beginning of period	122,057,297	125,640,700	33,794,261	31,787,857

End of period	$113,785,760	$122,057,297	$33,437,764	$33,794,261

Distributions in excess of net investment income, end of period	—	—	$(182,155)	$(154,103)

[1]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

148	BLACKROCK SERIES FUND, INC.	JUNE 30, 2017

Statements of Changes in Net Assets (concluded)

	BlackRock Total Return Portfolio		BlackRock U.S. Government Bond Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016

Operations
Net investment income	$706,568	$1,380,272	$551,982	$980,610
Net realized gain (loss)	(29,656)	(27,831)	(1,003,919)	830,361
Net change in unrealized appreciation (depreciation)	850,691	478,593	1,331,904	(730,707)

Net increase in net assets resulting from operations	1,527,603	1,831,034	879,967	1,080,264

Distributions to Shareholders From[1]
Net investment income	(737,550)	(1,496,303)	(644,842)	(1,238,736)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(3,540,698)	(4,939,015)	(3,261,795)	(5,598,780)

Net Assets
Total decrease in net assets	(2,750,645)	(4,604,284)	(3,026,670)	(5,757,252)
Beginning of period	57,397,653	62,001,937	60,505,720	66,262,972

End of period	$54,647,008	$57,397,653	$57,479,050	$60,505,720

Undistributed (distributions in excess of) net investment income, end of period	$(77,974)	$(46,992)	$113,341	$206,201

[1]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2017	149

Financial Highlights	BlackRock Advantage Large Cap Core Portfolio

	Six Months Ended June 30, 2017	Year Ended December 31,
	(Unaudited)	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$27.15	$26.53	$28.11	$27.50	$20.70	$18.65

Net investment income[1]	0.20	0.36	0.32	0.29	0.27	0.34
Net realized and unrealized gain (loss)	2.39	2.47	(0.15)	3.23	6.82	2.07

Net increase from investment operations	2.59	2.83	0.17	3.52	7.09	2.41

Distributions from[2]:
Net investment income	—	(0.37)	(0.33)	(0.32)	(0.29)	(0.36)
Net realized gain	—	(1.84)	(1.42)	(2.59)	—	—

Total distributions	—	(2.21)	(1.75)	(2.91)	(0.29)	(0.36)

Net asset value, end of period	$29.74	$27.15	$26.53	$28.11	$27.50	$20.70

Total Return[3]
Based on net asset value	9.54%[4]	10.69%	0.60%	12.79%	34.29%	12.95%

Ratios to Average Net Assets
Total expenses	0.61%[5,6]	0.60%	0.60%	0.59%	0.60%	0.56%

Total expenses after fees waived and/or reimbursed	0.50%[5,6]	0.50%	0.50%	0.49%	0.49%	0.48%

Net investment income	1.37%[5,6]	1.36%	1.14%	1.03%	1.12%	1.69%

Supplemental Data
Net assets, end of period (000)	$175,920	$167,987	$169,173	$184,854	$179,261	$151,411

Portfolio turnover rate	90%	48%	31%	47%	39%	115%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[6]	Annualized.

See Notes to Financial Statements.

150	BLACKROCK SERIES FUND, INC.	JUNE 30, 2017

Financial Highlights (continued)	BlackRock Balanced Capital Portfolio

	Six Months Ended June 30, 2017	Year Ended December 31,
	(Unaudited)	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$16.87	$16.74	$17.81	$18.26	$15.51	$14.33

Net investment income[1]	0.15	0.29	0.28	0.33	0.31	0.36
Net realized and unrealized gain (loss)	1.02	1.16	(0.19)	1.67	2.83	1.19

Net increase from investment operations	1.17	1.45	0.09	2.00	3.14	1.55

Distributions from[2]:
Net investment income	—	(0.30)	(0.30)	(0.36)	(0.35)	(0.37)
Net realized gain	—	(1.02)	(0.86)	(2.09)	(0.04)	—

Total distributions	—	(1.32)	(1.16)	(2.45)	(0.39)	(0.37)

Net asset value, end of period	$18.04	$16.87	$16.74	$17.81	$18.26	$15.51

Total Return[3]
Based on net asset value	6.94%[4]	8.65%	0.52%	11.07%	20.29%	10.79%

Ratios to Average Net Assets
Total expenses	0.61%[5,6]	0.62%[5]	0.61%	0.57%	0.61%	0.55%

Total expenses after fees waived and/or reimbursed	0.51%[5,6]	0.52%[5]	0.50%	0.48%	0.51%	0.48%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.49%[5,6]	0.49%[5]	0.49%	0.47%	0.49%	0.47%

Net investment income	1.70%[5,6]	1.72%[5]	1.54%	1.72%	1.83%	2.36%

Supplemental Data
Net assets, end of period (000)	$500,177	$490,442	$499,439	$546,054	$537,641	$496,992

Portfolio turnover rate[7]	177%	264%	340%	345%	349%	499%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[6]	Annualized.

[7]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended June 30, 2017	Year Ended December 31,
	(Unaudited)	2016	2015	2014	2013	2012

Portfolio turnover rate (excluding MDRs)	134%	188%	240%	259%	252%	398%

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2017	151

Financial Highlights (continued)	BlackRock Capital Appreciation Portfolio

	Six Months Ended June 30, 2017	Year Ended December 31,
	(Unaudited)	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$33.61	$34.32	$34.75	$38.16	$28.43	$25.13

Net investment income[1]	0.04	0.07 [2]	0.05	0.07	0.08	0.31
Net realized and unrealized gain	5.88	0.07	2.45	3.33	9.74	3.33

Net increase from investment operations	5.92	0.14	2.50	3.40	9.82	3.64

Distributions from[3]:
Net investment income	—	(0.08)	(0.05)	(0.07)	(0.09)	(0.34)
Net realized gain	—	(0.77)	(2.88)	(6.74)	—	—

Total distributions	—	(0.85)	(2.93)	(6.81)	(0.09)	(0.34)

Net asset value, end of period	$39.53	$33.61	$34.32	$34.75	$38.16	$28.43

Total Return[4]
Based on net asset value	17.61%[5]	0.40%	7.09%	9.12%	34.53%	14.48%

Ratios to Average Net Assets
Total expenses	0.61%[6]	0.62%	0.61%	0.60%	0.62%	0.56%

Total expenses after fees waived and/or reimbursed	0.52%[6]	0.53%	0.51%	0.51%	0.53%	0.50%

Net investment income	0.23%[6]	0.21%	0.14%	0.19%	0.26%	1.11%

Supplemental Data
Net assets, end of period (000)	$156,714	$139,019	$156,722	$157,387	$158,051	$130,685

Portfolio turnover rate	27%	86%	71%	99%	151%	61%

[1]	Based on average shares outstanding.

[2]	Net investment income per share and the ratio of net investment income to average net assets includes $0.03 per share and 0.08%, respectively, resulting from a special dividend.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

See Notes to Financial Statements.

152	BLACKROCK SERIES FUND, INC.	JUNE 30, 2017

Financial Highlights (continued)	BlackRock Global Allocation Portfolio

	Six Months Ended June 30, 2017	Year Ended December 31,[1]
	(Unaudited)[1]	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$14.60	$14.25	$15.55	$16.97	$15.03	$13.80

Net investment income[2]	0.12	0.23	0.24	0.31	0.24	0.25
Net realized and unrealized gain (loss)	1.02	0.37	(0.35)	0.12	2.00	1.19

Net increase (decrease) from investment operations	1.14	0.60	(0.11)	0.43	2.24	1.44

Distributions from[3]:
Net investment income	—	(0.25)	(0.30)	(0.43)	(0.30)	(0.21)
Net realized gain	—	—	(0.89)	(1.42)	—	—
Tax return of capital	—	—	— [4]	—	—	—

Total distributions	—	(0.25)	(1.19)	(1.85)	(0.30)	(0.21)

Net asset value, end of period	$15.74	$14.60	$14.25	$15.55	$16.97	$15.03

Total Return[5]
Based on net asset value	7.81%[6]	4.17%	(0.74)%	2.52%	14.94%	10.46%

Ratios to Average Net Assets
Total expenses	0.84%[7,8]	0.83%	0.77%	0.72%	0.69%	0.61%

Total expenses after fees waived and/or reimbursed	0.60%[7,8]	0.58%	0.58%	0.57%	0.56%	0.53%

Total expenses after fees waived and/or reimbursed and excluding dividend expense, broker fees and expenses on short sales, interest expense and stock loan fees	0.57%[7,8]	0.57%	0.57%	0.57%	0.56%	0.53%

Net investment income	1.61%[7,8]	1.62%	1.52%	1.81%	1.49%	1.73%

Supplemental Data
Net assets, end of period (000)	$211,405	$206,525	$229,649	$257,696	$276,622	$268,888

Portfolio turnover rate	60%	134%	89%[9]	70%	56%	44%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02%.

[8]	Annualized.

[9]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover would have been 87%.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2017	153

Financial Highlights (continued)	BlackRock Government Money Market Portfolio

	Six Months Ended June 30, 2017	Year Ended December 31,
	(Unaudited)	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0013	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]
Net realized gain	0.0000 [1]	0.0000 [1]	0.0001	0.0001	0.0000 [1]	0.0000 [1]

Net increase from investment operations	0.0013	0.0000	0.0001	0.0001	0.0000	0.0000

Distributions from[2]:
Net investment income	(0.0013)	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]
Net realized gain	—	(0.0000)[3]	(0.0001)	(0.0001)	(0.0000)[3]	(0.0000)[3]

Total distributions	(0.0013)	(0.0000)	(0.0001)	(0.0001)	(0.0000)	(0.0000)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return4
Based on net asset value	0.13%[5]	0.00%	0.01%	0.01%	0.00%	0.00%

Ratios to Average Net Assets
Total expenses	0.69%[6]	0.54%	0.54%	0.49%	0.55%	0.50%

Total expenses after fees waived and/or reimbursed	0.50%[6]	0.42%	0.22%	0.23%	0.25%	0.29%

Net investment income	0.26%[6]	0.00%	0.00%	0.00%	0.00%	0.00%

Supplemental Data
Net assets, end of period (000)	$113,786	$122,057	$125,641	$138,033	$148,485	$163,347

[1]	Amount is less than $0.00005 per share.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

See Notes to Financial Statements.

1544	BLACKROCK SERIES FUND, INC.	JUNE 30, 2017

Financial Highlights (continued)	BlackRock High Yield Portfolio

	Six Months Ended June 30, 2017	Year Ended December 31,
	(Unaudited)	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$5.31	$4.91	$5.44	$5.69	$5.50	$5.06

Net investment income[1]	0.15	0.29	0.28	0.32	0.34	0.36
Net realized and unrealized gain (loss)	0.11	0.40	(0.52)	(0.21)	0.21	0.43

Net increase (decrease) from investment operations	0.26	0.69	(0.24)	0.11	0.55	0.79

Distributions from net investment income[2]	(0.16)	(0.29)	(0.29)	(0.36)	(0.36)	(0.35)

Net asset value, end of period	$5.41	$5.31	$4.91	$5.44	$5.69	$5.50

Total Return[3]
Based on net asset value	4.86%[4]	14.43%	(4.65)%	1.88%	10.28%	16.17%

Ratios to Average Net Assets
Total expenses	1.00%[5]	0.99%[6]	0.91%	0.84%	0.89%	0.82%

Total expenses after fees waived and/or reimbursed	0.50%[5]	0.50%[6]	0.50%	0.51%	0.52%	0.50%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.50%[5]	0.50%[6]	0.50%	0.50%	0.50%	0.50%

Net investment income	5.66%[5]	5.64%[6]	5.30%	5.54%	6.01%	6.72%

Supplemental Data
Net assets, end of period (000)	$33,438	$33,794	$31,788	$39,081	$48,523	$49,756

Portfolio turnover rate	42%	101%	84%	78%	102%	102%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2017	155

Financial Highlights (continued)	BlackRock Total Return Portfolio

	Six Months Ended June 30, 2017	Year Ended December 31,
	(Unaudited)	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$11.55	$11.50	$11.76	$11.34	$11.83	$11.37

Net investment income[1]	0.15	0.27	0.27	0.33	0.33	0.38
Net realized and unrealized gain (loss)	0.16	0.07	(0.23)	0.45	(0.45)	0.49

Net increase (decrease) from investment operations	0.31	0.34	0.04	0.78	(0.12)	0.87

Distributions from net investment income[2]	(0.15)	(0.29)	(0.30)	(0.36)	(0.37)	(0.41)

Net asset value, end of period	$11.71	$11.55	$11.50	$11.76	$11.34	$11.83

Total Return[3]
Based on net asset value	2.71%[4]	2.95%	0.29%	6.90%	(1.05)%	7.78%

Ratios to Average Net Assets
Total expenses	1.05%[5,6]	1.04%[6]	0.94%	0.84%	0.85%	0.80%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.57%[5,6]	0.62%[6]	0.54%	0.57%	0.53%	0.52%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.50%[5,6]	0.50%[6]	0.50%	0.50%	0.50%	0.50%

Net investment income	2.52%[5,6]	2.28%[6]	2.33%	2.86%	2.85%	3.25%

Supplemental Data
Net assets, end of period (000)	$54,647	$57,398	$62,002	$68,069	$72,505	$83,353

Portfolio turnover rate[7]	336%	595%	783%	762%	806%	952%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[7]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended June 30, 2017	Year Ended December 31,
	(Unaudited)	2016	2015	2014	2013	2012

Portfolio turnover rate (excluding MDRs)	222%	400%	548%	556%	582%	731%

See Notes to Financial Statements.

156	BLACKROCK SERIES FUND, INC.	JUNE 30, 2017

Financial Highlights (concluded)	BlackRock U.S. Government Bond Portfolio

	Six Months Ended June 30, 2017	Year Ended December 31,
	(Unaudited)	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$10.86	$10.90	$11.07	$10.67	$11.27	$11.56

Net investment income[1]	0.10	0.17	0.17	0.20	0.16	0.22
Net realized and unrealized gain (loss)	0.06	0.00 [2]	(0.11)	0.43	(0.49)	0.07

Net increase (decrease) from investment operations	0.16	0.17	0.06	0.63	(0.33)	0.29

Distributions from[3]:
Net investment income	(0.12)	(0.21)	(0.23)	(0.23)	(0.25)	(0.25)
Net realized gain	—	—	—	—	—	(0.33)
Tax return of capital	—	—	—	—	(0.02)	—

Total distributions	(0.12)	(0.21)	(0.23)	(0.23)	(0.27)	(0.58)

Net asset value, end of period	$10.90	$10.86	$10.90	$11.07	$10.67	$11.27

Total Return[4]
Based on net asset value	1.46%[5]	1.54%	0.54%	5.95%	(2.99)%	2.55%

Ratios to Average Net Assets
Total expenses	0.96%[6]	0.94%	0.81%[7]	0.76%	0.78%[7]	0.67%

Total expenses after fees waived and/or reimbursed	0.58%[6]	0.59%	0.53%[7]	0.53%	0.50%[7]	0.50%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.50%[6]	0.50%	0.50%[7]	0.50%	0.50%[7]	0.50%

Net investment income	1.87%[6]	1.50%	1.58%[7]	1.79%	1.44%[7]	1.86%

Supplemental Data
Net assets, end of period (000)	$57,479	$60,506	$66,263	$74,925	$80,302	$99,492

Portfolio turnover rate[8]	548%	1,004%	1,421%	1,374%	2,125%	1,572%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

[7]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[8]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31,
		2016	2015	2014	2013	2012

Portfolio turnover rate (excluding MDRs)	356%	631%	891%	723%	1,614%	1,194%

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2017	157

Notes to Financial Statements

1. Organization:

BlackRock Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The following are referred to herein collectively as the “Funds” or individually, as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Advantage Large Cap Core Portfolio	Advantage Large Cap Core	Diversified
BlackRock Balanced Capital Portfolio	Balanced Capital	Diversified
BlackRock Capital Appreciation Portfolio	Capital Appreciation	Diversified
BlackRock Global Allocation Portfolio	Global Allocation	Diversified
BlackRock Government Money Market Portfolio	Government Money Market	Diversified
BlackRock High Yield Portfolio	High Yield	Diversified
BlackRock Total Return Portfolio	Total Return	Diversified
BlackRock U.S. Government Bond Portfolio	U.S. Government Bond	Diversified

Effective June 12, 2017, the BlackRock Large Cap Core Portfolio changed its name to BlackRock Advantage Large Cap Core Portfolio.

The Company is organized as a Maryland corporation that is comprised of eight separate portfolios. The Funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Bond Complex.

The Government Money Market Fund operates as a “government money market fund” under Rule 2a-7 under the 1940 Act. The Fund is not subject to liquidity fees or temporary suspensions of redemptions due to declines in the Fund’s weekly liquid assets.

Basis of Consolidation: The accompanying consolidated financial statements of Global Allocation include the accounts of BlackRock Cayman Global Allocation Portfolio I, Ltd. (the “Subsidiary”), which is a wholly owned subsidiary of Global Allocation and primarily invests in commodity-related instruments and other derivatives. The Subsidiary enables Global Allocation to hold these commodity-related instruments and satisfy regulated investment company tax requirements. Global Allocation may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary as of period end were $10,338,703, which is 4.9% of Global Allocation’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to Global Allocation, except that the Subsidiary may invest without limitation in commodity-related instruments.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

158	BLACKROCK SERIES FUND, INC.	JUNE 30, 2017

Notes to Financial Statements (continued)

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, futures contracts, forward foreign currency exchange contracts, options written, swaps and short sales) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: For Government Money Market, distributions from net investment income are declared daily and paid monthly. Distributions are declared from the total of net investment income. For Advantage Large Cap Core, Balanced Capital, Capital Appreciation and Global Allocation, distributions from net investment income are declared and paid at least annually. For High Yield, Total Return and U.S. Government, distributions from net investment income are declared daily and paid monthly. For each Fund, distributions of capital gains are recorded on the ex-dividend dates and made at least annually.

Portions of return of capital distributions under U.S. GAAP may be taxed at ordinary income rates.

The character of distributions is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital. Realized net capital gains can be offset by capital losses carried forward from prior years. However, certain Funds have capital loss carryforwards from pre-2012 tax years that offset realized net capital gains but do not offset current earnings and profits. Consequently, if distributions in any tax year are less than the Fund’s current earnings and profits but greater than net investment income and net realized capital gains (taxable income), distributions in excess of taxable income are not treated as non-taxable return of capital, but rather may be taxable to shareholders at ordinary income rates. Under certain circumstances, taxable excess distributions could be significant.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset Global Allocation’s ordinary income and/or capital gains for that year.

Recent Accounting Standards: In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statements of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Funds’ presentation in the Statements of Cash Flows.

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

SEC Reporting Modernization: The U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended other rules to enhance the reporting and disclosure of information by registered investment companies. As part of these changes, the SEC amended Regulation S-X to standardize and enhance disclosures in investment company financial statements. The compliance date for implementing the new or amended rules is August 1, 2017.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2017	159

Notes to Financial Statements (continued)

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of each Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Government Money Market’s investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and, thereafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security. The Fund seeks to maintain its net asset value (“NAV”) per share at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask

160	BLACKROCK SERIES FUND, INC.	JUNE 30, 2017

Notes to Financial Statements (continued)

price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include Market approach, Income approach and the Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately-held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs:

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach	(i	)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii	)	recapitalizations and other transactions across the capital structure; and
	(iii	)	market multiples of comparable issuers.

Income approach	(i	)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
	(ii	)	quoted prices for similar investments or assets in active markets; and
	(iii	)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i	)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii	)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii	)	relevant news and other public sources; and
	(iv	)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

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Notes to Financial Statements (continued)

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of June 30, 2017, certain investments of the Funds were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or

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Notes to Financial Statements (continued)

guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a Fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds, are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

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Notes to Financial Statements (continued)

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a Fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a Fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a Fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a Fund to the extent that it invests in floating rate loan interest. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a Fund’s investment policies.

When a Fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a Fund having a contractual relationship only with the lender, not with the borrower. A Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a Fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a Fund having a direct contractual relationship with the borrower, and a Fund may enforce compliance by the borrower with the terms of the loan agreement.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Fund may be required to pay more at settlement than the security is worth. In addition, a Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

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TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, TBA commitments may be entered into by a Fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Typically, a Fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a Fund are not fully collateralized, contractually or otherwise, a Fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: Certain Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a Fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Repurchase Agreements: Repurchase agreements are commitments to purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed upon repurchase amount. Pursuant to the custodial undertaking associated with a tri-party repurchase arrangement, an unaffiliated third party custodian maintains accounts to hold collateral for a fund and its counterparties. Typically, a fund and counterparty are not permitted to sell, repledge or use the collateral absent a default by the counterparty or a fund, respectively.

In the event the counterparty defaults and the fair value of the collateral declines, a Fund could experience losses, delays and costs in liquidating the collateral.

Repurchase agreements are entered into by a Fund under Master Repurchase Agreements (each, an “MRA”). The MRA permits a Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, a Fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, a Fund would recognize a liability with respect to such excess collateral. The liability reflects a Fund’s obligation under bankruptcy law to return the excess to the counterparty.

Borrowed Bond Agreements: Repurchase agreements may be referred to as borrowed bond agreements when entered into in connection with short sales of bonds. In a borrowed bond agreement, a Fund borrows a bond from a counterparty in exchange for cash collateral. The agreement contains a commitment that the security and the cash will be returned to the counterparty and a Fund at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between a Fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. A Fund may also experience delays in gaining access to the collateral.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A Fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a Fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a Fund suffers a loss on its

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Notes to Financial Statements (continued)

investment of the transaction proceeds from a reverse repurchase agreement, a Fund would still be required to pay the full repurchase price. Further, a Fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a Fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a Fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a Fund.

For the six months ended June 30, 2017, the average amount of reverse repurchase agreements and the daily weighted average interest rate for the Funds were as follows:

	Balanced Capital	Total Return	U.S. Government Bond
Average Borrowings	$3,654,011	$4,192,883	$7,117,121
Daily Weighted Average Interest Rate	0.90%	0.65%	0.57%

Borrowed bond agreements and reverse repurchase transactions are entered into by a Fund under Master Repurchase Agreements (each, an “MRA”), which permit a Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a Fund. With borrowed bond agreements and reverse repurchase transactions, typically a Fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by a Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of the Funds’ open borrowed bond agreements and reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Borrowed Bond Agreements[1]	Reverse Repurchase Agreements	Borrowed Bonds at Value Including Accrued Interest[2]	Net Amount before Collateral	Fair Value of Non-cash Collateral Pledged Including Accrued Interest	Net Collateral Pledged	Net Exposure Due (to)/from Counterparty[3]
Balanced Capital
Barclays Bank PLC	$404,942	—	$(397,592)	$7,350	—	—	$7,350
Barclays Capital, Inc.	703,000	—	(702,415)	585	—	—	585
Credit Suisse Securities (USA) LLC	—	$(2,559,300)	—	(2,559,300)	$2,555,652	$2,555,652	(3,648)
Deutsche Bank Securities, Inc.	—	(2,841,394)	—	(2,841,394)	2,824,642	2,824,642	(16,752)
J.P. Morgan Securities LLC	—	(3,492,678)	—	(3,492,678)	3,491,764	3,491,764	(914)
Merrill Lynch, Pierce, Fenner & Smith, Inc.	—	(1,124,181)	—	(1,124,181)	1,113,645	1,113,645	(10,536)

Total	$1,107,942	$(10,017,553)	$(1,100,007)	$(10,009,618)	$9,985,703	$9,985,703	$(23,915)

Total Return
Barclays Bank PLC	$139,353	—	$(136,834)	$2,519	—	—	$2,519
BNP Paribas Securities Corp.	85,892	$(128,396)	(85,399)	(127,903)	$127,671	$127,671	(232)
Citigroup Global Markets, Inc.	—	(1,875,727)	—	(1,875,727)	1,874,256	1,874,256	(1,471)
Credit Suisse Securities (USA) LLC	—	(545,749)	—	(545,749)	544,952	544,952	(797)
Deutsche Bank Securities, Inc.	—	(1,693,651)	—	(1,693,651)	1,682,876	1,682,876	(10,775)
J.P. Morgan Securities LLC	—	(1,655,537)	—	(1,655,537)	1,652,720	1,652,720	(2,817)
Merrill Lynch, Pierce, Fenner & Smith, Inc.	—	(1,489,776)	—	(1,489,776)	1,484,158	1,484,158	(5,618)

Total	$225,245	$(7,388,836)	$(222,233)	$(7,385,824)	$7,366,633	$7,366,633	$(19,191)

[1]	Included in Investments at value — unaffiliated in the Statements of Assets and Liabilities.

[2]

Includes accrued interest on borrowed bonds in the amount of $4,931 and $323 for Balanced Capital and Total Return, respectively, which is included in interest expense payable in the Statements of Assets and Liabilities.

[3]	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

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Notes to Financial Statements (continued)

Counterparty	Borrowed Bond Agreements	Reverse Repurchase Agreements	Borrowed Bonds at Value Including Accrued Interest	Net Amount before Collateral	Fair Value of Non-cash Collateral Pledged Including Accrued Interest	Net Collateral Pledged	Net Exposure Due (to)/from Counterparty[1]
U.S. Government Bond
BNP Paribas Securities Corp.	—	$(256,185)	—	$(256,185)	$254,773	$254,773	$(1,412)
Deutsche Bank Securities, Inc.	—	(927,792)	—	(927,792)	922,377	922,377	(5,415)
J.P. Morgan Securities LLC	—	(1,464,229)	—	(1,464,229)	1,463,266	1,463,266	(963)
Merrill Lynch, Pierce, Fenner & Smith, Inc.	—	(4,126,997)	—	(4,126,997)	4,106,620	4,106,620	(20,377)

Total	—	$(6,775,203)	—	$(6,775,203)	$6,747,036	$6,747,036	$(28,167)

[1]	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a Fund’s obligation to repurchase the securities.

Short Sale Transactions (Borrowed Bonds): In short sale transactions, a Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When a Fund makes a short sale, it will borrow the security sold short (borrowed bond) and deliver the fixed-income security to the counterparty to which it sold the security short. An amount equal to the proceeds received by a Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. A Fund is required to repay the counterparty interest on the security sold short, which, if applicable, is shown as interest expense in the Statements of Operations. A Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain is limited to the price at which a Fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that a Fund will be able to close out a short position at a particular time or at an acceptable price.

Short Sale Transactions (Equities): In short sale transactions, a Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When a Fund makes a short sale, it will borrow the security sold short from a broker/counterparty and deliver the security to the purchaser. To close out a short position, a Fund delivers the same security to the broker and records a liability to reflect the obligation to return the security to the broker. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. A Fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. Cash deposited with the broker is recorded as an asset in the Statements of Assets and Liabilities. Securities segregated as collateral are denoted in the Schedules of Investments. A Fund may pay a financing fee for the difference between the market value of the short position and the cash collateral deposited with the broker which would be recorded as interest expense. A Fund is required to repay the counterparty any dividends received on the security sold short, which, if applicable, is shown as dividend expense in the Statements of Operations. A Fund may pay a fee on the assets borrowed from the counterparty, which, if applicable, is shown as broker fees and expenses on short sales in the Statements of Operations. A Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which a Fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that a Fund will be able to close out a short position at a particular time or at an acceptable price.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks/investment companies in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash

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Notes to Financial Statements (continued)

and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following tables are a summary of the Funds’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Advantage Large Cap Core
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount[2]
Citigroup Global Markets, Inc.	$3,820,441	$(3,820,441)	—
Goldman Sachs & Co.	105,546	(105,546)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1,794,326	(1,794,326)	—
Morgan Stanley	2,209,543	(2,209,543)	—

Total	$7,929,856	$(7,929,856)	—

Balanced Capital
Counterparty
Citigroup Global Markets, Inc.	$2,931,087	$(2,931,087)	—
Goldman Sachs & Co.	180,042	(180,042)	—
JP Morgan Securities LLC	527,028	(527,028)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	2,577,174	(2,577,174)	—
Morgan Stanley	3,634,955	(3,634,955)	—
State Street Bank and Trust Co.	240,505	(240,505)	—

Total	$10,090,791	$(10,090,791)	—

Capital Appreciation
Counterparty
Barclays Capital, Inc.	$576,139	$(576,139)	—
Citigroup Global Markets, Inc.	1,761,544	(1,761,544)	—
Deutsche Bank Securities, Inc.	173,373	(173,004)	$369
Goldman Sachs & Co.	404,256	(404,256)	—
JP Morgan Securities LLC	4,251,329	(4,251,329)	—
State Street Bank and Trust Co.	1,402,359	(1,402,359)	—

Total	$8,569,000	$(8,568,631)	$369

[1]

Collateral with a value of $8,091,363, $10,284,931, and $8,688,157 has been received by Advantage Large Cap Core, Balanced Capital and Capital Appreciation, respectively, in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes.

[2]

The market value of the loaned securities is determined as of June 30, 2017. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

168	BLACKROCK SERIES FUND, INC.	JUNE 30, 2017

Notes to Financial Statements (continued)

Global Allocation
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
BNP Paribas S.A.	$227,941	$(227,941)	—
Citigroup Global Markets, Inc.	498,220	(498,220)	—
Credit Suisse Securities (USA) LLC	26,154	(26,154)	—
Deutsche Bank Securities, Inc.	660,715	(660,715)	—
Goldman Sachs & Co.	491,589	(491,589)	—
JP Morgan Securities LLC	2,195,514	(2,195,514)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	99	(99)	—
Morgan Stanley	260,378	(260,378)	—
State Street Bank and Trust Co.	302,724	(302,724)	—

Total	$4,663,334	$(4,663,334)	—

[1]

Collateral with a value of $4,797,793 has been received by Global Allocation in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

Certain Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

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Notes to Financial Statements (continued)

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

•

Swaptions — Certain Funds purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Funds’ holdings, as a duration management technique or to protect against an increase in the price of securities they anticipate purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Foreign currency options — Certain Funds purchase and write foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

•	Barrier options — Certain Funds may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

•

The Funds may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options, up-and-out options and up-and-in options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless to the purchaser if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date. Up-and-in options can only be exercised when the price of the underlying instrument increases beyond a predetermined barrier price level.

•	Structured options — Certain Funds invest in structured options to increase or decrease their exposure to an underlying index or group of securities (equity risk).

These options may consist of single or multiple OTC options which are priced as a single instrument. They may only be exercised at the expiration date, but may be transferred/sold prior to the expiration date. The value of a structured option may either increase or decrease with the underlying index or group of securities, depending on the combination of options used. Structured options are issued in units whereby each unit represents a structure based on the specific index with an initial reference strike price. One type of structure involves the combination of selling a put while buying a call on a specific index. This option would rise in value as the underlying index increases and fall in value as the underlying index decreases. Alternatively, another structure involves the sale of a call and the purchase of a put. This option structure would rise in value as the underlying index decreases and fall in value as the underlying index increases. Upon the exercise of the structured option, the Funds will receive a payment from, or be required to remit a payment to, the counterparty depending on the value of the underlying index at exercise.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when they otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

170	BLACKROCK SERIES FUND, INC.	JUNE 30, 2017

Notes to Financial Statements (continued)

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk).

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of singlename issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed-income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Funds receive payment from or make a payment to the counterparty.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•	Currency swaps — Currency swaps are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

Currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.

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Notes to Financial Statements (continued)

•

Forward swaps — Contracts entered into forward interest rate swaps and forward total return swaps. In a forward swap, each Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

•

Interest rate floors — Interest rate floors are entered into to gain or reduce exposure to interest rates (interest rate risk and/or other risk). Floors are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes fall below a specified rate, or “floor.” The maximum potential amount of future payments that a Fund would be required to make under an interest rate cap would be the notional amount times the percentage increase in interest rates determined by the difference between the interest rate index current value and the value at the time the cap was entered into.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of their ISDA Master Agreements. The result would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6. Investment Advisory Agreements and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Company, on behalf of each Fund, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

172	BLACKROCK SERIES FUND, INC.	JUNE 30, 2017

Notes to Financial Statements (continued)

For such services, each Fund pays the Manager a monthly fee based on the percentage of the eight combined Funds’ average daily net assets at the following annual rates:

Average Daily Net Assets of the Eight Combined Funds	Investment Advisory Fee
First $250 Million	0.50%
$250 Million - $300 Million	0.45%
$300 Million - $400 Million	0.40%
$400 Million - $800 Million	0.35%
Greater than $800 Million	0.30%

The portion of the assets of a Fund to which the rate of each breakpoint level applies will be determined on a “uniform percentage” basis. The uniform percentage applicable to a breakpoint level is determined by dividing the amount of the aggregate average daily net assets of the eight combined Funds that falls within that breakpoint level by the aggregate average daily net assets of the eight combined Funds. The amount of the fee for a Fund at each breakpoint level is determined by multiplying the average net assets of that Fund by the uniform percentage applicable to that breakpoint level and multiplying the product by the applicable advisory fee rate.

The Manager provides investment management and other services to the Subsidiary of Global Allocation. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, Global Allocation pays the Manager based on the Fund’s net assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage, which includes the assets of the Subsidiary.

Distribution Fees: The Company, on behalf of the Funds, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager.

Transfer Agent: On behalf of the Funds, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Funds with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the six months ended June 30, 2017, the Funds did not pay any amounts to affiliates in return for these services.

Expense Limitations, Waivers and Reimbursements: With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in fees waived by the Manager in the Statements of Operations. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation caps, as applicable, will be reduced by the amount of the affiliated money market fund waiver. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Government Money Market Fund’s investments in other affiliated investment companies, if any. For the six months ended June 30, 2017, the amounts waived were as follows:

Advantage Large Cap Core	Balanced Capital	Capital Appreciation	Global Allocation	High Yield	Total Return	U.S. Government Bond
$1,847	$7,263	$318	$1,454	$350	$192	$377

BlackRock has voluntarily agreed to waive the management fee with respect to any portion of each Fund’s assets (other than the Government Money Market) estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates that have a contractual management fee. Effective May 1, 2017, the waiver became contractual through April 30, 2018. Effective June 12, 2017, for Advantage Large Cap Core, the contractual waiver was extended through April 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Company or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2017, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

Balanced Capital	Global Allocation	High Yield
$12,010	$3,271	$1

BLACKROCK SERIES FUND, INC.	JUNE 30, 2017	173

Notes to Financial Statements (continued)

For the six months ended June 30, 2017, the Funds reimbursed the Manager for certain accounting services, which are included in accounting services in the Statements of Operations. The reimbursements were as follows:

Advantage Large Cap Core	Balanced Capital	Capital Appreciation	Global Allocation	Government Money Market	High Yield	Total Return	U.S. Government Bond
$889	$2,677	$815	$1,183	$643	$189	$336	$363

The Manager has contractually agreed to reimburse transfer agent fees in order to limit such expenses as a percentage of average daily net assets as follows:

Advantage Large Cap Core	Balanced Capital	Capital Appreciation	Global Allocation	Government Money Market	High Yield	Total Return	U.S. Government Bond
0.04%	0.04%	0.04%	0.04%	0.02%	0.05%	0.05%	0.05%

The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to April 30, 2018 for each fund except Advantage Large Cap Core. The contractual cap for Advantage Large Cap Core is in effect through April 30, 2019. The contractual agreement may be terminated, with respect to each Fund, upon 90 days’ notice by a majority of the non-interested directors of the Company or by a vote of a majority of the outstanding voting securities of the Fund.

For the six months ended June 30, 2017, the following amounts are included in transfer agent fees reimbursed in the Statements of Operations:

Advantage Large Cap Core	Balanced Capital	Capital Appreciation	Global Allocation	Government Money Market	High Yield	Total Return	U.S. Government Bond
$87,342	$246,851	$69,914	$146,822	$107,836	$23,253	$38,354	$41,480

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Advantage Large Cap Core	Balanced Capital	Capital Appreciation	Global Allocation	Government Money Market	High Yield	Total Return	U.S. Government Bond
0.50%	0.50%	0.57%	0.57%	0.50%	0.50%	0.50%	0.50%

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2018 for each fund except Advantage Large Cap Core. The contractual cap for Advantage Large Cap Core is in effect through April 30, 2019. The contractual agreement may be terminated, with respect to each Fund, upon 90 days’ notice by a majority of the non-interested directors of the Company or by a vote of a majority of the outstanding voting securities of the Fund.

The following Funds had waivers that are included in fees waived by the Manager in the Statements of Operations. For the six months ended June 30, 2017, the amounts were as follows:

	Advantage Large Cap Core	Global Allocation	High Yield	Total Return	U.S. Government Bond
Fees Waived by Manager	$1,781	$99,544	$59,565	$94,849	$71,157

In addition, the following funds had expense reimbursements that are included in other expenses reimbursed in the Statements of Operations. For the six months ended June 30, 2017, the amounts reimbursement were as follows:

	Advantage Large Cap Core	Total Return
Other Expenses Reimbursed	$2,582	$1,463

The Manager and BRIL voluntarily agreed to waive a portion of their respective management and service and distribution fees and/or reimburse operating expenses to enable Government Money Market to maintain minimum levels of daily net investment income. For the six months ended June 30, 2017, there were no fees waived and/or reimbursed by the Manager. However, the Manager does not waive its investment advisory fees by the amount

174	BLACKROCK SERIES FUND, INC.	JUNE 30, 2017

Notes to Financial Statements (continued)

of investment advisory fees paid in connection with the Fund’s investments in other affiliated investment companies, if any. The Manager and BRIL may discontinue the waiver or reimbursement at any time.

Securities Lending: The SEC has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% on the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, Advantage Large Cap Core, Balanced Capital and Capital Appreciation retain 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses. In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, Advantage Large Cap Core, Balanced Capital and Capital Appreciation, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

Pursuant to a securities lending agreement, Global Allocation retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses. In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, Global Allocation, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the six months ended June 30, 2017, each Fund paid BIM the following amounts for securities lending agent services:

Advantage Large Cap Core	Balanced Capital	Capital Appreciation	Global Allocation
$3,543	$6,394	$12,972	$5,604

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended June 30, 2017, the Funds did not participate in the Interfund Lending Program.

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Officer and Directors in the Statements of Operations.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2017	175

Notes to Financial Statements (continued)

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended June 30, 2017, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 of the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain
Advantage Large Cap Core	$6,321,602	$18,438,663	$5,642,506
Balanced Capital	$10,276,895	$33,192,337	$9,730,183
Capital Appreciation	—	$255,455	$56,974
Global Allocation	$155,808	—	—
Total Return	$110,962	$13,906	$640

7. Purchases and Sales:

For the six months ended June 30, 2017, purchases and sales of investments, including mortgage dollar rolls and excluding short-term securities, were as follows:

Purchases
	Advantage Large Cap Core	Balanced Capital	Capital Appreciation	Global Allocation	High Yield	Total Return	U.S. Government Bond
Non-U.S. Government Securities	$152,399,644	$766,383,799	$39,644,181	$42,025,164	$13,960,303	$162,753,789	$257,622,612
U.S. Government Securities	—	70,286,073	—	68,391,788	—	32,495,293	84,012,690

Total Purchases	$152,399,644	$836,669,872	$39,644,181	$110,416,952	$13,960,303	$195,249,082	$341,635,302

Sales
	Advantage Large Cap Core	Balanced Capital	Capital Appreciation	Global Allocation	High Yield	Total Return	U.S. Government Bond
Non-U.S. Government
Securities (includes paydowns)	$155,293,986	$802,779,204	$45,366,674	$56,667,792	$15,192,254	$169,759,511	$276,483,233
U.S. Government Securities	—	75,452,445	—	54,944,736	—	36,833,792	84,139,878

Total Sales	$155,293,986	$878,231,649	$45,366,674	$111,612,528	$15,192,254	$206,593,303	$360,623,111

Purchases and Sales - MDRs					Balanced Capital	Total Return	U.S. Government Bond
Purchases					$200,509,740	$66,418,543	$119,650,184
Sales					$200,492,445	$66,411,197	$119,698,413

8. Income Tax Information:

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2016. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of June 30, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

176	BLACKROCK SERIES FUND, INC.	JUNE 30, 2017

Notes to Financial Statements (continued)

As of December 31, 2016, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,	Global Allocation	High Yield	Total Return	U.S. Government Bond
No expiration date[1]	$4,147,012	$2,526,746	—	$1,368,130
2017	—	3,081,614	$2,918,439	—

Total	$4,147,012	$5,608,360	$2,918,439	$1,899,590

[1]	Must be utilized prior to losses subject to expiration.

As of June 30, 2017, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	Advantage Large Cap Core	Balanced Capital	Capital Appreciation	Global Allocation
Tax cost	$177,007,648	$532,762,775	$130,208,531	$205,485,289

Gross unrealized appreciation	$14,007,320	$23,941,387	$36,461,767	$17,828,607
Gross unrealized depreciation	(2,086,370)	(5,043,223)	(1,102,040)	(7,511,577)

Net unrealized appreciation	$11,920,950	$18,898,164	$35,359,727	$10,317,030

	High Yield	Total Return	U.S. Government Bond
Tax cost	$32,732,810	$69,999,366	$78,998,965

Gross unrealized appreciation	$1,036,679	$569,359	$222,125
Gross unrealized depreciation	(484,436)	(330,075)	(287,175)

Net unrealized appreciation (depreciation)	$552,243	$239,284	$(65,050)

9. Bank Borrowings:

The Company, on behalf of the Funds (except for Government Money Market), along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2017, the Funds did not borrow under the credit agreement.

10. Principal Risks:

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers of securities owned by the Funds. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2017	177

Notes to Financial Statements (continued)

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Certain obligations held by Government Money Market have a credit enhancement or liquidity feature that may, under certain circumstances, provide for repayment of principal and interest on the obligation when due. These enhancements, which may include letters of credit, stand-by bond purchase agreements and/or third party insurance, are issued by financial institutions. The value of the obligations may be affected by changes in creditworthiness of the entities that provide the credit enhancements or liquidity features. Government Money Market monitors its exposure by reviewing the creditworthiness of the issuers, as well as the financial institutions issuing the credit enhancements and by limiting the amount of holdings with credit enhancements from one financial institution.

On October 11, 2016, BlackRock implemented certain changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent the Funds deposit collateral with their counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing

178	BLACKROCK SERIES FUND, INC.	JUNE 30, 2017

Notes to Financial Statements (continued)

broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: As of period end, Advantage Large Cap Core and Capital Appreciation invested a significant portion of their assets in securities in the Information Technology sector. Changes in economic conditions affecting such sector would have a greater impact on a Fund and could affect the value, income and/or liquidity of positions in such securities.

Certain Funds may invest in securities that are rated below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative, have greater credit risk and generally are less liquid and have more volatile prices than higher quality securities.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Global Allocation invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

The United Kingdom voted on June 23, 2016 to withdraw from the European Union, which may introduce significant new uncertainties and instability in the financial markets across Europe.

Certain Funds invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedules of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

11. Capital Share Transactions:

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2017		Year Ended December 31, 2016
Advantage Large Cap Core	Shares	Amount	Shares	Amount
Shares sold	41,493	$1,195,598	62,426	$1,687,050
Shares issued in reinvestment of distributions.	—	—	470,523	12,915,606
Shares redeemed	(314,953)	(9,106,751)	(721,835)	(19,018,684)

Net decrease	(273,460)	$(7,911,153)	(188,886)	$(4,416,028)

Balanced Capital
Shares sold	40,478	$709,491	176,003	$2,945,318
Shares issued in reinvestment of distributions.	—	—	2,118,248	35,998,538
Shares redeemed	(1,383,156)	(24,387,191)	(3,056,344)	(51,644,261)

Net decrease	(1,342,678)	$(23,677,700)	(762,093)	$(12,700,405)

Capital Appreciation
Shares sold	50,527	$1,879,350	72,552	$2,401,843
Shares issued in reinvestment of distributions.	—	—	105,814	3,573,075
Shares redeemed	(222,279)	(8,267,948)	(608,686)	(20,318,909)

Net decrease	(171,752)	$(6,388,598)	(430,320)	$(14,343,991)

BLACKROCK SERIES FUND, INC.	JUNE 30, 2017	179

Notes to Financial Statements (concluded)

	Six Months Ended June 30, 2017		Year Ended December 31, 2016
Global Allocation	Shares	Amount	Shares	Amount
Shares sold	101,510	$1,553,772	148,875	$2,143,612
Shares issued in reinvestment of distributions.	—	—	233,630	3,425,008
Shares redeemed	(815,780)	(12,475,981)	(2,354,671)	(33,857,509)

Net decrease	(714,270)	$(10,922,209)	(1,972,166)	$(28,288,889)

Government Money Market
Shares sold	25,308,648	$25,308,648	77,420,244	$77,420,244
Shares issued in reinvestment of distributions.	155,695	155,695	4,438	4,438
Shares redeemed	(33,736,379)	(33,736,379)	(81,007,595)	(81,007,595)

Net decrease	(8,272,036)	$(8,272,036)	(3,582,913)	$(3,582,913)

High Yield
Shares sold	237,348	$1,274,579	1,010,801	$5,165,372
Shares issued in reinvestment of distributions.	182,121	980,751	369,169	1,880,450
Shares redeemed	(605,049)	(3,245,780)	(1,489,676)	(7,635,454)

Net decrease	(185,580)	$(990,450)	(109,706)	$(589,632)

Total Return
Shares sold	54,358	$631,073	299,460	$3,523,264
Shares issued in reinvestment of distributions.	63,481	736,994	127,400	1,497,549
Shares redeemed	(421,352)	(4,908,765)	(849,198)	(9,959,828)

Net decrease	(303,513)	$(3,540,698)	(422,338)	$(4,939,015)

U.S. Government Bond
Shares sold	102,006	$1,109,610	285,061	$3,170,627
Shares issued in reinvestment of distributions.	59,054	641,909	113,486	1,259,212
Shares redeemed	(460,409)	(5,013,314)	(906,785)	(10,028,619)

Net decrease	(299,349)	$(3,261,795)	(508,238)	$(5,598,780)

12. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

Certain Funds paid a net investment income dividend in the following amounts per share on July 21, 2017 to shareholders of record on July 19, 2017:

	Advantage Large Cap Core	Balanced Capital	Global Allocation
Investment income distribution	$0.001350	$0.020501	$0.057123

Certain Funds paid a short-term capital gain and a long-term capital gain distribution in the following amounts per share on July 21, 2017 to shareholders of record on July 19, 2017:

	Advantage Large Cap Core	Balanced Capital	Capital Appreciation
Short-term capital gain distribution	—	$0.057927	—
Long-term capital gain distribution	$0.811351	$0.216830	$1.021578

180	BLACKROCK SERIES FUND, INC.	JUNE 30, 2017

Disclosure of Investment Advisory Agreement

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Series Fund, Inc. (the “Corporation”) met in person on April 6, 2017 (the “April Meeting”) and May 9-10, 2017 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement” or the “Agreement”) between the Corporation, on behalf of BlackRock Balanced Capital Portfolio (the “Balanced Capital Portfolio”), BlackRock Capital Appreciation Portfolio (the “Capital Appreciation Portfolio”), BlackRock Global Allocation Portfolio (the “Global Allocation Portfolio”), BlackRock Government Money Market Portfolio (the “Government Money Market Portfolio”), BlackRock High Yield Portfolio (the “High Yield Portfolio”), BlackRock Advantage Large Cap Core Portfolio (the “Advantage Large Cap Core Portfolio”), BlackRock Total Return Portfolio (the “Total Return Portfolio”) and BlackRock U.S. Government Bond Portfolio (the “U.S. Government Bond Portfolio”) (each, a “Fund,” and collectively, the “Funds”), each a series of the Corporation, and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of thirteen individuals, eleven of whom were not “interested persons” of the Corporation as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; administrative and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreement.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) each Fund’s adherence to its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on Fund fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Broadridge1 and, with respect to Capital Appreciation Portfolio and Advantage Large Cap Core Portfolio, the applicable Morningstar Classification; (b) information on the

[1]	Funds are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

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Disclosure of Investment Advisory Agreement (continued)

profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs, closed-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock; and (g) sales and redemption data regarding each Fund’s shares.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Corporation, on behalf of each Fund, for a one-year term ending June 30, 2018. In approving the continuation of the Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services to be Provided by BlackRock:

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, a relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance and each Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) preparing periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing other administrative functions necessary for the operation of each Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock:

The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Broadridge data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to other funds in its applicable Broadridge category as well as, with respect to Capital Appreciation Portfolio and Advantage Large Cap Core Portfolio, the applicable Morningstar Classification. The Board was provided with a description of the methodology used by Broadridge to select peer funds and periodically meets with Broadridge representatives to review its methodology. The Board was provided with information on the composition of the Broadridge performance universes and expense universes. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

182	BLACKROCK SERIES FUND, INC.	JUNE 30, 2017

Disclosure of Investment Advisory Agreement (continued)

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, the Balanced Capital Portfolio ranked in the second, first, and first quartiles, respectively, against its Broadridge Performance Universe.

The Board noted that for the one-, three- and five-year periods reported, the Capital Appreciation Portfolio ranked in the fourth, third and third quartiles, respectively, against its Morningstar Performance Universe. BlackRock believes that the Morningstar Performance Universe is an appropriate performance metric for the Capital Appreciation Portfolio. The Board and BlackRock reviewed the Capital Appreciation Portfolio’s underperformance during these periods.

The Board and BlackRock discussed BlackRock’s strategy for improving the Capital Appreciation Portfolio’s investment performance. Discussions covered topics such as: investment risks undertaken by the Fund; performance attribution; the Fund’s investment personnel; and the resources appropriate to support the Fund’s investment processes.

The Board noted that for the one-, three- and five-year periods reported, the Global Allocation Portfolio ranked in the third, second and second quartiles, respectively, against its Broadridge Performance Universe. The Board and BlackRock reviewed the Global Allocation Portfolio’s underperformance during the one-year period.

The Board noted that for each of the one-, three- and five-year periods reported, the Government Money Market Portfolio ranked in the third quartile against its Broadridge Performance Universe. Additionally the Board noted that the Government Money Market Portfolio performed within the one basis point threshold of its Broadridge Performance Universe peer median for each of the one-, three-, and five-year periods. The Board reviewed the Government Money Market Portfolio’s performance within the context of the low yield environment that has existed over the past few years.

The quartile standing of the Government Money Market Portfolio in its Broadridge Performance Universe takes into account the Fund’s current yield only. BlackRock has reviewed with the Board that a money market fund can only be understood holistically, accounting for current yield and risk. While the Board reviews the Government Money Market Portfolio’s current yield performance, it also examines the liquidity, duration, and credit quality of the Fund’s portfolio. In the Board’s view, BlackRock’s money market funds have performed well over the one-, three- and five-year periods given BlackRock’s emphasis on preserving capital and seeking as high a level of current income as is consistent with liquidity while simultaneously managing risk.

The Board noted that for the one-, three- and five-year periods reported, the High Yield Portfolio ranked in the second, second, and first quartiles, respectively, against its Broadridge Performance Universe.

The Board noted that for the one-, three- and five-year periods reported, the Advantage Large Cap Core Portfolio ranked in the third, second, and third quartiles, respectively, against its Morningstar Performance Universe. BlackRock believes that the Morningstar Performance Universe is an appropriate performance metric for the Advantage Large Cap Core Portfolio. The Board and BlackRock reviewed the Advantage Large Cap Core Portfolio’s underperformance during the one- and five-year periods. The Board also noted that effective June 12, 2017, the Advantage Large Cap Core Portfolio had undergone changes in its investment objective, investment strategy and portfolio management team, and in connection with such changes, the Fund changed its name from BlackRock Large Cap Core Portfolio to BlackRock Advantage Large Cap Core Portfolio.

The Board noted that for each of the one-, three- and five-year periods reported, the Total Return Portfolio ranked in the second quartile against its Broadridge Performance Universe.

The Board noted that for the one-, three- and five-year periods reported, the U.S. Government Bond Portfolio ranked in the first, first and second quartiles, respectively, against its Broadridge Performance Universe.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with each Fund:

The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Broadridge category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2016 compared to available aggregate profitability data provided for the prior two years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and

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Disclosure of Investment Advisory Agreement (continued)

methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing each Fund, to each Fund. The Board may receive and review information from independent third parties as part of its annual evaluation. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Balanced Capital Portfolio’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board also noted that the Balanced Capital Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the Fund, combined with the assets of the other Series Funds, increase above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Balanced Capital Portfolio’s total expenses as a percentage of the Fund’s average daily net assets. Additionally, the Board noted that BlackRock has contractually agreed to a cap on certain operational and recordkeeping fees for the Balanced Capital Portfolio.

The Board noted that the Capital Appreciation Portfolio’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board also noted that the Capital Appreciation Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the Fund, combined with the assets of the other Series Funds, increase above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Capital Appreciation Portfolio’s total expenses as a percentage of the Fund’s average daily net assets. Additionally, the Board noted that BlackRock has contractually agreed to a cap on certain operational and recordkeeping fees for the Capital Appreciation Portfolio.

The Board noted that the Global Allocation Portfolio’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board also noted that the Global Allocation Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the Fund, combined with the assets of the other Series Funds, increase above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Global Allocation Portfolio’s total expenses as a percentage of the Fund’s average daily net assets. Additionally, the Board noted that BlackRock has contractually agreed to a cap on certain operational and recordkeeping fees for the Global Allocation Portfolio.

The Board noted that the Government Money Market Portfolio’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the fourth quartile, relative to the Fund’s Expense Peers. The Board reviewed the Government Money Market Portfolio’s expenses within the context of the low yield environment and consequent expense waivers and reimbursements. The Board also noted that the Government Money Market Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the Fund, combined with the assets of the other Series Funds, increase above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Government Money Market Portfolio’s total expenses as a percentage of the Fund’s average daily net assets. Additionally, the Board noted that BlackRock has contractually agreed to a cap on certain operational and recordkeeping fees for the Government Money Market Portfolio. The Board also noted that, to enable the Government Money Market Portfolio to maintain minimum levels of daily net investment income, BlackRock has voluntarily agreed to waive a portion of its fees and/or reimburse the Fund’s operating expenses as necessary. This waiver and/or reimbursement may be discontinued at any time without notice.

The Board noted that the High Yield Portfolio’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board also noted that the High Yield Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the Fund, combined with the assets of the other Series Funds, increase above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the High Yield Portfolio’s total expenses as a percentage of the Fund’s average daily net assets. Additionally, the Board noted that BlackRock has contractually agreed to a cap on certain operational and recordkeeping fees for the High Yield Portfolio.

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Disclosure of Investment Advisory Agreement (concluded)

The Board noted that the Advantage Large Cap Core Portfolio’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board also noted that the Advantage Large Cap Core Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the Fund, combined with the assets of the other Series Funds, increase above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Advantage Large Cap Core Portfolio’s total expenses as a percentage of the Fund’s average daily net assets. Additionally, the Board noted that BlackRock has contractually agreed to a cap on certain operational and recordkeeping fees for the Advantage Large Cap Core Portfolio.

The Board noted that the Total Return Portfolio’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board also noted that the Total Return Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the Fund, combined with the assets of the other Series Funds, increase above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Total Return Portfolio’s total expenses as a percentage of the Fund’s average daily net assets. Additionally, the Board noted that BlackRock has contractually agreed to a cap on certain operational and recordkeeping fees for the Total Return Portfolio.

The Board noted that the U.S. Government Bond Portfolio’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board also noted that the U.S. Government Bond Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the Fund, combined with the assets of the other Series Funds, increase above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the U.S. Government Bond Portfolio’s total expenses as a percentage of the Fund’s average daily net assets. Additionally, the Board noted that BlackRock has contractually agreed to a cap on certain operational and recordkeeping fees for the U.S. Government Bond Portfolio.

D. Economies of Scale:

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which each Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members:

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Corporation, on behalf of each Fund, for a one-year term ending June 30, 2018. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

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Officers and Directors

Robert M. Hernandez, Chair of the Board and Director

James H. Bodurtha, Director

Bruce R. Bond, Director

Donald W. Burton, Director

Honorable Stuart E. Eizenstat, Director

Robert Fairbairn, Director

Henry Gabbay, Director

Lena G. Goldberg, Director

Henry R. Keizer, Director

John F. O’Brien, Director

Donald C. Opatrny, Director

Roberta Cooper Ramo, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Investment Adviser BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

Custodian The Bank of New York Mellon[1] New York, NY 10286 Brown Brothers Harriman & Co.[2] Boston, MA 02109	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019	Distributor BlackRock Investments, LLC New York, NY 10022

[1]	For all Funds except BlackRock Global Allocation Portfolio.

[2]	For BlackRock Global Allocation Portfolio.

186	BLACKROCK SERIES FUND, INC.	JUNE 30, 2017

Additional Information

General Information

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com/prospectus/insurance; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com/prospectus/insurance or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safe-guarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2017	187

This report is authorized for distribution only to Policyowners of certain variable life insurance policies, which are funded by shares of BlackRock Series Fund, Inc. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund or the policies. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information used throughout this report does not include insurance-related fees and expenses. An investment in BlackRock Government Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although BlackRock Government Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Statements and other information herein are as dated and are subject to change. Please see the Fund’s prospectus for a description of risks associated with global investments.

Series8-6/17-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) –    Certifications – Attached hereto

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Series Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Series Fund, Inc.

Date:	August 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Series Fund, Inc.

Date:	August 28, 2017

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Series Fund, Inc.

Date:	August 28, 2017

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